UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

Ohio National Fund, Inc.

Annual Report
December 31, 2014

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	4

Money Market Portfolio	8

Bond Portfolio	10

Omni Portfolio	15

International Portfolio	20

Capital Appreciation Portfolio	26

International Small-Mid Company Portfolio	30

Aggressive Growth Portfolio	35

Small Cap Growth Portfolio	38

Mid Cap Opportunity Portfolio	43

S&P 500® Index Portfolio	46

Strategic Value Portfolio	53

High Income Bond Portfolio	56

Capital Growth Portfolio	65

Nasdaq-100® Index Portfolio	70

Bristol Portfolio	74

Bryton Growth Portfolio	77

Balanced Portfolio	80

Target VIP Portfolio	87

Bristol Growth Portfolio	91

Risk Managed Balanced Portfolio	94

Statements of Assets and Liabilities	103

Statements of Operations	106

Statements of Changes in Net Assets	109

Financial Highlights	115

Notes to Financial Statements	126

Report of Independent Registered Public Accounting Firm	151

Additional Information (Unaudited)	152

Information About Directors and Officers (Unaudited)	159

President’s Message

Dear Investor:

We’ve all heard that a well-diversified portfolio is a sound investing principle. This concept is worth repeating as we look back on financial market performance in 2014.

Regardless of the events that affect global financial markets, every weeknight the news reports on the performance of the S&P 500® Index, the Dow Jones Industrial Average and the NASDAQ Composite. Although these three indices represent primarily one segment of the equities asset class, they become most viewers’ frame of reference for how the markets are doing overall. However, they do not accurately represent what is happening in the broader global markets. Consider:

¢	The Dow Jones Industrial Average is comprised of just thirty companies, representing a relatively small number of U.S. large caps.

¢	While the S&P 500® Index is broader, it is designed to measure performance of the U.S. economy and is dominated by large cap stocks.

¢

Even broader in number with over 2,500 members, the NASDAQ Composite is also dominated by U.S. large caps. In fact, just four large U.S. companies - Apple, Microsoft, Google and Amazon - make up almost 20 percent of the index.

What else do these three indices have in common? In 2014, they all performed well: the Dow Jones Industrial Average was up 10 percent, the S&P 500® Index was up 13.7 percent and the NASDAQ Composite was up 14.8 percent. While not the astounding 30 percent returns we saw in 2013, all three were strongly positive. In fact, U.S. large cap equities were the best performers in 2014.

Why is this good news for diversified investors? Because well-diversified portfolios tend to have substantial portions invested in U.S. large caps. However, nightly market performance reporting might give investors misguided expectations, because a well-diversified portfolio cannot perform as well as its best performing asset class. Without a fundamental understanding of what these indices represent, investors might conclude that in 2014, diversification did not work so well.

Equities - A Tale of Two Extremes

In the equity markets, it was a tale of two extremes: the US did well, and almost everywhere else did not. On an individual country basis, the only major countries that did better than the US in a local currency basis were India and China. When factoring in the effect of a strengthening U.S. dollar, most major countries had a negative return for 2014. Germany, Japan, France, the United Kingdom, Mexico and Brazil were all down 5-13 percent. Canada just barely managed a positive return after dividends, but only 1.1 percent.

As is often the case, equities diversification is even more complicated than just geographic segmentation. Even in the US, the S&P 500® Index, Dow Jones Industrial Average and NASDAQ Composite do not tell the whole equities story. Domestically, large cap and mid cap indices both did well, returning 10-14 percent. However, small cap indices were not as strong, finishing with a positive 5-6 percent return.

If what we hear on the nightly news is not the best way to gauge the global markets, what is? Fortunately, many global indices try to answer that question. One such index is the MSCI All Country World Index (ACWI), which

1

captures large and mid-cap equity securities across 23 developed markets and 23 emerging markets. It has 2,470 members, covering approximately 85 percent of global investment opportunities. The US makes up the majority of this index at 52 percent, so the index’s returns are highly influenced by the domestic market. The index returned 4.7 percent in 2014, a long way from the S&P 500® Index’s 13.7 percent, but a much better indication of global equity market performance.

Fixed Income - Positive but Mixed Performance

Any well-diversified portfolio includes fixed income. How did this market segment perform? At a high level, fixed income performed well, as interest rates fell during the year. However, fixed income suffered from some of the same issues as equities, and performance varied by segment:

¢	The Bloomberg USD Investment Grade Composite Bond Index, which effectively represents the U.S. large cap fixed income market, returned 6.7 percent.

¢	The Bloomberg Global Investment Grade Corporate Bond Index, which suffered from some of the same currency and performance issues as global equities, returned 2.3 percent.

¢	The Bloomberg Global High Yield Corporate Bond Index, taking into account the issues in the global, small cap and currencies markets, returned a negative 0.3 percent.

While it was hard to lose in fixed income, some segments performed stronger than others.

Commodities also add diversification to a portfolio. But how did allocating to commodities work out in 2014? We all know what happened to the price of gas at the pump last year, as the national average fell 30 percent. While good for the consumer, this was not so good for the commodity investor. The S&P GSCI® Commodity Index was down 33 percent in 2014. While adding diversification, commodities did not help performance.

Does this lead us to conclude that diversification did not work well in 2014? Is it time to abandon diversification as an investment strategy? The answer is absolutely not. Why? The differences in returns, both among asset classes and within the same asset class, that we saw in 2014 reinforce the importance of having a well-diversified portfolio. There is always a best performer, but it is impossible to predict with any certainty which one will come out on top. It is also well documented that an investment strategy of investing in last year’s winners is likely to end poorly because last year’s winners often become this year’s losers. A prudent investment strategy continues to be a well-diversified portfolio, as well as a good understanding and realistic expectation of market performance.

The Ohio National Fund, Inc.

While there are always portfolios that could have performed better, in whole, the Ohio National Fund, Inc. Portfolios performed well. Both index funds tracked their indices very closely. Each of the two fixed income funds either beat its benchmark or was in the top half of its peer group (or did both). In addition, ten of the sixteen equity funds either beat their respective benchmark or placed in the top half of their respective peer group. This is good performance in a year in which many active fund managers struggled to beat their benchmarks.

Looking Ahead

While impossible to forecast where the market is going, it’s important to stay diversified, rebalance periodically and consult with your financial advisor to make sure your assets are positioned appropriately.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your investment needs.

Sincerely,

Christopher A. Carlson

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Julie T. Thomas, Chief Compliance Officer

Catherine E. Gehr, Assistant Treasurer

Emily Bae, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of December 31, 2014

Average Annual Returns
One year	14.07%
Five years	13.63%
Ten years	2.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Equity Portfolio returned 14.07% versus 13.69% for the current benchmark, the S&P 500 Index.

Relative portfolio performance was driven by positive security selection effects and sector allocation effects, partially offset by the interaction of sector allocation and security selection. An overweight position in Health Care and an underweight in Telecommunication Services generated the largest contributions to allocation effects, as the former outperformed the index while the latter lagged. Meanwhile, an overweight in Energy detracted from relative performance, as the sector lagged the benchmark. United Continental Holdings, Inc., Apple, Inc., Amgen, Inc., Broadcom Corp., and Microsoft Corp. were the largest contributors to performance, while the largest detractors included Genworth Financial, Inc., Apache Corp., Amazon.com, Inc., Coach, Inc., and Southwestern Energy Co. (1)

Stocks advanced, Treasury yields dropped and commodity prices tumbled during the year in which the market focused on corporate performance, the Federal Reserve’s reaction to improving economic reports, merger and acquisition (“M&A”) activity and escalating geopolitical tensions. Each major equity index posted double-digit returns, with the S&P 500 Index and Nasdaq Composite Index gaining 13.7% and 14.8%, respectively, followed by the Dow Jones Industrial Average, which added 10.0%. Within the S&P 500 Index, the Energy sector lost 7.8% and was the only group in the red, while Health Care, Utilities and Information Technology led the advancing sectors with gains between 20% and 30%.

U.S. Gross Domestic Product (“GDP”) contracted at an annualized rate of 2.9% in the first quarter, largely due to harsh weather conditions; the first economic contraction since 2011 and the worst decline in five years. However, the economy rebounded, with GDP expanding at annualized rates of 4.6% and 5.0% in the second and third quarters, respectively, for the strongest back-to-back quarters since 2003. Meanwhile, U.S. employers added more than 200,000 non-farm jobs in each month other than January, and November’s 321,000 jobs added was the strongest labor report in three years. The unemployment rate also slid from 6.7% to 5.6%.

The Federal Reserve predictably reduced bond purchases by $10 billion each month during the year and closed out the quantitative easing program in October. During the Federal Reserve’s March meeting, Chair Janet Yellen declared that raising target rates will no longer be dependent on an unemployment threshold, but rather on a “wide range of information” predominantly linked to driving inflation above the target of 2%. Throughout the year, the committee maintained a “considerable time” stance in regards to low interest rates despite rampant speculation by investors and strategists.

U.S. corporations, in aggregate, posted impressive earnings reports throughout the year, with the majority topping Street expectations. Additionally, several retailers announced incrementally positive outlooks for the holiday season, indicating that lower gas prices could be providing a tailwind for consumer spending. Meanwhile, the market saw a plethora of M&A activity, as management teams took advantage of low borrowing rates and sought foreign targets to invert tax obligations.

Overseas, violent protests in Ukraine led to the ouster of President Viktor Yanukovych, followed by Crimean voters electing to secede from Ukraine in a snap referendum in hopes of joining the Russian Federation. Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state. Separatist leaders pushed for similar referendums in Eastern Ukraine while pro-Russian militants began taking control of Ukrainian cities along the Russian border. The situation in Eastern Europe remains volatile despite attempts for a ceasefire between the Ukrainian government and rebel forces. The peak of the violence arrived in mid-July, when a Malaysia Airlines commercial plane was shot down near the Ukraine-Russia border.

Meanwhile, WTI oil prices climbed above $100 per barrel during June, as the Sunni militant group Islamic State in Iraq and Syria (“ISIS”) started an insurgency against the predominantly Shia Iraqi government, capturing several cities in northern Iraq. However, crude futures plummeted on supply concerns throughout the final months of the year, approaching $50 per barrel, the lowest level since 2008. Both the Organization of Petroleum Exporting Countries (“OPEC”) and the International Energy Agency (“IEA”) cut demand forecasts for 2015, while OPEC members refused to cut production to ease the global glut. Saudi Arabia also cut the price to its U.S. oil customers, reinforcing its plan to maintain market share rather than support prices.

Genworth Financial, Inc. detracted during the year due to worse-than-expected results for the second and third quarters. Shares fell sharply after each release indicated disappointing results in its long-term care business. The company also reported a larger-than-expected charge in the long-term care unit, and increased its estimate of capital shortfall in the private mortgage business. While recent results reduce the likelihood of a turnaround at Genworth Financial, Inc., our analysis suggests that the market is overly discounting the erosion of business fundamentals and the possibility of a dilutive capital raise at current levels. Genworth Financial, Inc.’s challenges are real, but we believe the stock offers attractive risk-adjusted return potential for patient investors with a long-term horizon, as management avoids a capital raise and fixes its businesses.(1)

Apache Corp. detracted from returns, as Energy stocks, particularly exploration and production stocks, suffered due to severe declines in commodity prices in the final months of the year. While conditions are certainly volatile, with current oil prices below $50 per barrel, we see upside in certain drilling companies that are redeploying

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

capital from uneconomic operations towards basins with the highest returns. Apache Corp. has been divesting lower-return assets over the past few years in order to focus on onshore U.S. shale plays, and the recent oil selloff has only furthered this strategy. By focusing on only their highest-return shale plays, we believe they can generate more cash than the pessimistic expectations the market is currently embedding. Additionally, Apache Corp. is an investment grade company with a net debt to capital ratio of 24%, below the peer median of 28%. Thus, the company should weather the downturn better than its lower-quality peers due to its higher level of availability to capital markets. (1)

We entered into a position in Coach, Inc., as the stock came under pressure after reporting several quarters of disappointing same-store sales. We believed the issues to be company-specific and, therefore, fixable. However, Coach, Inc. reported disappointing same-store sales several quarters in a row, and management indicated the trend will continue for some time, as the company will execute a costly and lengthy turnaround plan. It became clear that the issue with Coach, Inc. was more than a product miss and more a problem of changing competitive landscape. Given that the potential for a turnaround is several years away, as well as the risks involved in the execution of the turnaround plan, our updated estimate of the company’s intrinsic business value and the stock’s downside risk yielded an unfavorable return profile. As a result, we sold out of the name and reinvested the proceeds into stocks with the potential for attractive risk-adjusted returns.(1)

United Continental Holdings, Inc. was among the top contributors in the Portfolio over the year, largely due to the sharp decline in crude oil prices. Fuel accounts for anywhere between one third and one half of airlines’ operating costs. The 32% decline in the price of jet fuel during the second half of the year, along with steady ticket prices, helped boost airline stocks during the period. We see greater upside in the stock, as management implements several initiatives to improve margins and the overall industry becomes more disciplined on capacity management.(1)

Apple, Inc. was among the top contributors in the Portfolio during the year thanks to strong quarterly earnings results and continued return of capital to shareholders. Management increased the stock-repurchase authorization by $30 billion, increased the quarterly dividend by 8% and executed a seven-for-one stock split. The company also hosted a major product launch in September, unveiling two larger-screen iPhones, a smart watch, and a new payment system that allows users to make store and online purchases with the new iPhones. Trading above fourteen times fiscal 2015 earnings per share, Apple, Inc. shares trade at a small discount to the market’s calendar year 2014 multiple. At such valuation, the market is increasingly embedding the success of the current new product cycle, as well as sustainability of its high profitability levels. As a result, we see much more balanced upside-downside potential and have used the stock’s strong performance to trim our position.(1)

Broadcom Corp. shares spiked nearly 20% this summer after the company announced plans to exit its unprofitable cellular baseband business. In our initial analysis of the stock, we incorporated this potential outcome in our valuation, and we were pleased to see management improving its approach to capital allocation. The baseband exit removes a significant overhang, and has allowed management to focus on its stronger businesses. The company has already posted higher margins in the quarters following the announcement, and management has committed to returning cash to shareholders. Despite the strong price appreciation, our sum-of-the-parts analysis shows that the company’s remaining wireless connectivity, infrastructure and broadband businesses are still undervalued.(1)

Our preferred method of equity valuations is to measure the Equity Risk Premium (“ERP”), as calculated by Professor Aswath Damodaran, a valuation expert at NYU. As of January, the ERP was a historically elevated 5.8%, suggesting a potential U.S. equity return of just under 8%, which we calculate by adding the ERP to the 10-Year Treasury yield, or risk-free-rate (“RFR”), of 2%. This suggests a return modestly below the illusive long-term average return, which seems reasonable to us given that U.S. equity valuation levels are ok, but not great. Our biggest concern is that the RFR could reverse and start climbing. This increase in the RFR could easily overwhelm any compression in the ERP to more normal levels.

Gauging the probability of a recession is difficult, but we still think this is an elongated economic cycle, and the probability of a U.S. recession in 2015 is less than 20%. In aggregate, lower energy prices and lower interest rates should actually support a continued U.S. economic expansion, especially coupled with the ongoing recovery in labor markets. Fortunately, we continue to find attractive valuation opportunities at the sector and stock level. In particular, we are finding long-term return asymmetries in Financials, legacy Information Technology, and increasingly in Energy. We are also slowly lowering our Health Care exposure, which we added to meaningfully when valuations were extremely depressed four years ago.

The reality, however, is that as equity valuations have moved up, our jobs have gotten harder, as stock prices reflect cash flows and returns on capital well beyond 2015. One of the biggest challenges for all investors is timing and, as valuation investors, we tend to buy laggards and sell winners too early. This could clearly be the case in Energy and Health Care. One of our colleagues recently published a paper that systematically looks at long-term winner and laggard industries for signs of mean reversion. The paper suggests there are opportunities within the Energy sector, but we will move at a measured pace and allow our investment process to fully vet these opportunities and judiciously provide liquidity as stocks are sold below business value.

Outside of the recent pain in Energy, not much is as out of favor as active management. Our differentiated and disciplined valuation-driven investment process has allowed us to weather the current challenges for active management fairly well, and we are actually encouraged by the rush to passive management. As more money goes passive it should create long-term valuation opportunities for liquidity providers like us, as passive management is always a liquidity taker. We continue to think that there could be big dislocations in liquidity, especially if rates reverse course, and we will carefully value opportunities to provide liquidity to major dislocations between price and value. As Heraclitus realized over 2,500 years ago: “All things change.” Fortunately, change always provides opportunities for disciplined valuation managers.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	98.7
Money Market Funds Less Net Liabilities	1.3

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Citigroup, Inc.	4.1
2. Microsoft Corp.	4.0
3. Cisco Systems, Inc.	3.0
4. JPMorgan Chase & Co.	2.9
5. EMC Corp.	2.9
6. UnitedHealth Group, Inc.	2.9
7. Medtronic, Inc.	2.9
8. Amgen, Inc.	2.9
9. Yahoo!, Inc.	2.8
10. Wells Fargo & Co.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	22.2
Information Technology	20.4
Health Care	14.6
Consumer Discretionary	12.0
Energy	10.3
Industrials	9.3
Consumer Staples	4.6
Utilities	3.6
Materials	1.7

98.7

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 98.7%		Shares	Value
CONSUMER DISCRETIONARY – 12.0%
PulteGroup, Inc. (Household Durables)		571,887	$12,272,695
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	36,610	11,361,913
Expedia, Inc. (Internet & Catalog Retail)		95,070	8,115,175
Target Corp. (Multiline Retail)		149,980	11,384,982
Lowe’s Cos., Inc. (Specialty Retail)		150,150	10,330,320
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		46,680	8,643,269

			62,108,354

CONSUMER STAPLES – 4.6%
Dr Pepper Snapple Group, Inc. (Beverages)		122,750	8,798,720
Keurig Green Mountain, Inc. (Food Products)		47,250	6,255,664
Colgate-Palmolive Co. (Household Products)		129,690	8,973,251

			24,027,635

ENERGY – 10.3%
Baker Hughes, Inc. (Energy Equip. & Svs.)		70,760	3,967,513
Apache Corp. (Oil, Gas & Consumable Fuels)		177,530	11,125,805
Chevron Corp. (Oil, Gas & Consumable Fuels)		94,750	10,629,055
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		324,970	10,987,236
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		95,790	8,819,385
Phillips 66 (Oil, Gas & Consumable Fuels)		107,180	7,684,806

			53,213,800

FINANCIALS – 22.2%
Citigroup, Inc. (Banks)		396,630	21,461,649
Citizens Financial Group, Inc. (Banks)		284,560	7,074,162
JPMorgan Chase & Co. (Banks)		244,190	15,281,410
Wells Fargo & Co. (Banks)		257,460	14,113,957
E*TRADE Financial Corp. (Capital Markets)	(a)	374,440	9,082,042
KKR & Co. LP (Capital Markets)		344,830	8,003,504
American International Group, Inc. (Insurance)		233,720	13,090,657
Genworth Financial, Inc. Class A (Insurance)	(a)	955,140	8,118,690
Hartford Financial Services Group, Inc. / The (Insurance)		227,080	9,466,965
American Homes 4 Rent (Real Estate Investment Trusts)		470,460	8,011,934
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	29,980	1,333,810

			115,038,780

HEALTH CARE – 14.6%
Amgen, Inc. (Biotechnology)		93,360	14,871,314
Medtronic, Inc. (Health Care Equip. & Supplies)		206,880	14,936,736
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	130,650	11,062,136

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		148,340	$14,995,691
Merck & Co., Inc. (Pharmaceuticals)		215,940	12,263,233
Perrigo Co. PLC (Pharmaceuticals)		46,600	7,789,656

			75,918,766

INDUSTRIALS – 9.3%
Boeing Co. / The (Aerospace & Defense)		60,370	7,846,893
United Continental Holdings, Inc. (Airlines)	(a)	187,720	12,556,591
Rockwell Automation, Inc. (Electrical Equip.)		77,070	8,570,184
PACCAR, Inc. (Machinery)		130,695	8,888,567
Norfolk Southern Corp. (Road & Rail)		94,170	10,321,974

			48,184,209

INFORMATION TECHNOLOGY – 20.4%
Cisco Systems, Inc. (Communications Equip.)		550,530	15,312,992
Yahoo!, Inc. (Internet Software & Svs.)	(a)	283,950	14,342,315
Teradata Corp. (IT Svs.)	(a)	220,178	9,617,375
Broadcom Corp. Class A (Semiconductors & Equip.)		259,180	11,230,269
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	172,810	13,202,684
Microsoft Corp. (Software)		447,430	20,783,124
Apple, Inc. (Tech. Hardware, Storage & Periph.)		56,945	6,285,589
EMC Corp. (Tech. Hardware, Storage & Periph.)		509,530	15,153,422

			105,927,770

MATERIALS – 1.7%
LyondellBasell Industries NV Class A (Chemicals)		111,580	8,858,336

UTILITIES – 3.6%
AES Corp. (Ind. Power & Renewable Elec.)		415,760	5,725,015
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	590,610	13,070,199

			18,795,214

Total Common Stocks (Cost $446,474,334)			$512,072,864

Money Market Funds – 3.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		15,312,000	$15,312,000

Total Money Market Funds (Cost $15,312,000)			$15,312,000

Total Investments – 101.7% (Cost $461,786,334)	(b)		$527,384,864
Liabilities in Excess of Other Assets – (1.7)%			(8,649,448)

Net Assets – 100.0%			$518,735,416

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Commercial Paper (2)	52.0
U.S. Government Agency Issues	5.0
Money Market Funds and Other Net Assets	43.0

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Federated Prime Cash Obligations Fund – Institutional Class	5.0
2. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	5.0
3. First American Prime Obligations Fund – Class Z	5.0
4. Johnson & Johnson 0.010%, 01/02/2015	5.0
5. U.S. Bank 0.050%, 01/02/2015	5.0
6. Prudential Funding LLC 0.100%, 01/02/2015	5.0
7. Federal Home Loan Bank 0.050%, 01/05/2015	5.0
8. Microsoft Corp. 0.070%, 01/05/2015	5.0
9. Toyota Motor Credit Corp. 0.080%, 01/07/2015	5.0
10. Exxon Mobil Corp. 0.120%, 01/06/2015	5.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	24.8
Energy	9.9
Health Care	5.0
Information Technology	4.9
Consumer Staples	4.9
Materials	2.5

52.0

8

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	December 31, 2014

Commercial Paper – 52.0%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER STAPLES – 4.9%
Coca-Cola Co. / The (Beverages)	(a)	0.090%	02/06/2015	$10,000,000	$9,999,100

ENERGY – 9.9%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.090%	01/08/2015	5,000,000	4,999,913
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.080%	01/27/2015	5,000,000	4,999,711
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.120%	01/06/2015	10,000,000	9,999,833

					19,999,457

FINANCIALS – 24.8%
U.S. Bank (Commercial Banks)		0.050%	01/02/2015	10,000,000	9,999,986
American Honda Finance Corp. (Consumer Finance)		0.130%	01/21/2015	10,000,000	9,999,278
John Deere Capital Corp. (Consumer Finance)	(a)	0.100%	01/14/2015	10,000,000	9,999,639
Toyota Motor Credit Corp. (Consumer Finance)		0.080%	01/07/2015	10,000,000	9,999,867
Prudential Funding LLC (Insurance)		0.100%	01/02/2015	10,000,000	9,999,972

					49,998,742

HEALTH CARE – 5.0%
Johnson & Johnson (Pharmaceuticals)	(a)	0.010%	01/02/2015	10,000,000	9,999,997

INFORMATION TECHNOLOGY – 4.9%
Microsoft Corp. (Software)	(a)	0.070%	01/05/2015	10,000,000	9,999,922

MATERIALS – 2.5%
Praxair, Inc. (Chemicals)		0.070%	01/15/2015	5,000,000	4,999,864

Total Commercial Paper (Cost $104,997,082)					$104,997,082

U.S. Government Agency Issues – 5.0%		Rate	Maturity	Face Amount	Amortized Cost
Federal Home Loan Bank		0.050%	01/05/2015	$10,000,000	$9,999,944

Total U.S. Government Agency Issues (Cost $9,999,944)					$9,999,944

Money Market Funds – 14.8%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				10,000,000	$10,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				10,000,000	10,000,000
First American Prime Obligations Fund – Class Z				10,000,000	10,000,000

Total Money Market Funds (Cost $30,000,000)					$30,000,000

Total Investments – 71.8% (Cost $144,997,026)	(c)				$144,997,026
Other Assets in Excess of Liabilities – 28.2%					57,015,661

Net Assets – 100.0%					$202,012,687

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $49,998,282, or 24.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate presented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of December 31, 2014

Average Annual Returns
One year	5.89%
Five years	5.02%
Ten years	4.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Bond Portfolio returned 5.89% versus 7.51% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had positive returns for the year because U.S. Treasury yields declined across much of the maturity spectrum. For the year, the 10-year Treasury yield declined by 86 basis points and the 30-year Treasury declined 122 basis points. Treasury yields declined because of a weak U.S. economy early in the year, and because of demand for U.S. Treasury securities from foreign investors concerned about economic weakness in China and Europe. The positive impact on bond prices from declining Treasury yields was offset to some degree by widening credit spreads. For the year, the credit spread of the Index widened by 16 basis points, with the widening occurring late in the year. Credit spreads widened, primarily because of weakness in energy-related industries as a result of the collapse in oil prices, and, to a lesser extent, shareholder-friendly actions taken by companies which increased leverage marginally.(1)

The Portfolio under-performed the Index by 162 basis points in 2014, primarily because the duration of the Portfolio was shorter than the Index during a year in which longer maturity Treasury yields declined. Having a shorter duration resulted in less bond price appreciation than the Index as Treasury yields declined. The Portfolio started the year with a duration that was approximately 1.2 years shorter than the Index. Later in the year, longer maturity bonds were purchased that lengthened the Portfolio’s duration, and the Portfolio finished the year with a duration that was approximately 0.5 years shorter than the Index. The expense ratio of the Portfolio also negatively impacted relative performance. For the year, the expense ratio of the Portfolio was 66 basis points.(1)

Differences in industry weighting between the Portfolio and the Index had a minor impact on relative performance. The Portfolio was over-weighted in electric utilities by approximately 4% and this benefited relative performance because electric utilities outperformed during the year. The Portfolio was under-weighted in banks by approximately 9% and this hurt relative performance because the banking sector outperformed slightly. The Portfolio was also under-weighted in the oil and gas sector by approximately 4% and this benefited relative performance because this sector was by far the worst performing sector for the year. During the first eight months of 2014, the Portfolio held an approximate 5% over-weighting in U.S. Treasury securities, which had a minor negative impact on relative performance.(1)

Because the economy of the U.S. continued to grow and there were no significant leveraging events during 2014, the credit quality of the holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were The Williams Cos., Inc., Marathon Petroleum Corp., Chesapeake Energy Corp., MarkWest Energy Partners LP, and Teck Resources Ltd. Several of these companies are in the energy sector and were hurt late in the year from the collapse in oil prices. The five best performing bonds were Time Warner Cable, Inc., The Allstate Corp., The Walt Disney Co., Public Service Electric & Gas Co., and Westar Energy, Inc. All five of these top performing bonds have long maturity dates and these securities benefited from the decline in U.S. Treasury yields.(1)

We expect the U.S. economy to continue to grow during 2015, aided by lower gas prices and very low interest rates. Lower energy prices will benefit the American consumer and most sectors of the economy except for drillers and oil industry service companies. We can also expect rising interest rates later in 2015 because the Federal Reserve will likely begin to tighten the Federal Funds rate in the second half of the year. For this reason, we intend to maintain the duration of the Portfolio short of the Index duration. Interest rates are so low now that the risk for fixed income investors is a rise in rates. Because the outlook for corporate profits continues to be good, we will plan to purchase what we consider to be solid BBB investment grade bonds. We will also add some BB high yield bonds to the Portfolio if credit spreads for these securities widen. We would rather take credit risk than interest rate risk, given the low level of interest rates.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Corporate Bonds (3)	96.2
Money Market Funds and Other Net Assets	3.8

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Fifth Third Bancorp 4.500%, 06/01/2018	1.2
2. Union Electric Co. 6.400%, 06/15/2017	1.1
3. Janus Capital Group, Inc. 6.700%, 06/15/2017	1.0
4. Prudential Financial, Inc. 6.100%, 06/15/2017	1.0
5. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.0
6. CSX Corp. 5.600%, 05/01/2017	1.0
7. Bunge NA Finance LP 5.900%, 04/01/2017	1.0
8. Comerica Bank 5.750%, 11/21/2016	1.0
9. Hartford Financial Services Group, Inc. / The 5.375%, 03/15/2017	1.0
10. Commonwealth Edison Co. 5.950%, 08/15/2016	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	26.6
Utilities	13.4
Energy	12.5
Industrials	11.3
Consumer Discretionary	11.2
Health Care	5.7
Consumer Staples	5.6
Materials	5.1
Information Technology	3.3
Telecommunication Services	1.5

96.2

11

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2014

Corporate Bonds – 96.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 11.2%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$1,003,990
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	940,131
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	206,000	191,050
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	564,252
Mattel, Inc. (Leisure Products)		3.150%	03/15/2023	625,000	616,141
Mattel, Inc. (Leisure Products)		2.350%	05/06/2019	1,000,000	997,485
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,370,072
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	796,722
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,059,295
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	272,352
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	425,000	438,620
Time Warner, Inc. (Media)		2.100%	06/01/2019	1,400,000	1,380,728
Viacom, Inc. (Media)		4.850%	12/15/2034	1,500,000	1,539,889
Walt Disney Co. / The (Media)		3.700%	12/01/2042	925,000	913,771
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,299,882
Target Corp. (Multiline Retail)		2.900%	01/15/2022	1,500,000	1,520,145
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	925,000	911,437
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	900,000	940,938
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,072,735

					17,829,635

CONSUMER STAPLES – 5.6%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	750,000	834,787
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.000%	01/17/2043	750,000	747,414
CVS Health Corp. (Food & Staples Retailing)		5.750%	06/01/2017	301,000	332,406
CVS Health Corp. (Food & Staples Retailing)		4.000%	12/05/2023	1,000,000	1,060,214
Kroger Co. / The (Food & Staples Retailing)		2.950%	11/01/2021	900,000	893,986
Sysco Corp. (Food & Staples Retailing)		4.350%	10/02/2034	900,000	972,137
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,631,871
Tyson Foods, Inc. (Food Products)	(b)	6.600%	04/01/2016	1,000,000	1,066,527
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,361,200

					8,900,542

ENERGY – 12.5%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,602,429
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,070,089
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,049,524
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4.875%	04/15/2022	500,000	488,750
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	500,000	491,975
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	1,000,000	1,020,387
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,009,279
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,018,132
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,080,469
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	948,057
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	12/01/2024	1,000,000	982,500
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	1,250,000	1,150,869
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	989,981
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,020,461
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,374,535
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	947,285
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,371,346
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,344,694
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.750%	06/24/2044	1,000,000	872,708

					19,833,470

FINANCIALS – 26.6%
Bank of America Corp. (Banks)		5.650%	05/01/2018	1,000,000	1,111,822
Bank of America Corp. (Banks)		4.200%	08/26/2024	500,000	509,966
BB&T Corp. (Banks)		5.200%	12/23/2015	1,000,000	1,040,287
Citigroup, Inc. (Banks)		6.125%	05/15/2018	1,250,000	1,415,799
Comerica Bank (Banks)		5.750%	11/21/2016	1,500,000	1,625,518
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,886,643
KeyCorp (Banks)		5.100%	03/24/2021	500,000	565,059
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,410,606
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,036,071
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	05/15/2019	500,000	501,907
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,403,649
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,660,686
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,284,519
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,058,964

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
State Street Corp. (Capital Markets)		4.375%	03/07/2021	$1,250,000	$1,369,417
Ally Financial, Inc. (Consumer Finance)		5.125%	09/30/2024	1,000,000	1,017,500
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	923,818
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	829,660
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	924,582
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,125,750
Moody’s Corp. (Diversified Financial Svs.)		5.250%	07/15/2044	1,000,000	1,121,761
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,462,155
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	599,630
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,621,240
Liberty Mutual Group, Inc. (Insurance)	(a)	4.850%	08/01/2044	1,500,000	1,530,727
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	788,448
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,397,871
Metropolitan Life Global Funding I (Insurance)	(a)	2.300%	04/10/2019	1,500,000	1,507,197
New York Life Global Funding (Insurance)	(a)	2.150%	06/18/2019	1,000,000	999,102
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,657,337
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	904,899
Camden Property Trust (Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	527,021
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,353,845
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,423,311
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,118,115
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,552,132

					42,267,014

HEALTH CARE – 5.7%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,074,692
Gilead Sciences, Inc. (Biotechnology)		4.500%	02/01/2045	1,400,000	1,502,595
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	553,484
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	553,513
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	1,400,000	1,386,463
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	435,508
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,009,538
AbbVie, Inc. (Pharmaceuticals)		2.900%	11/06/2022	1,425,000	1,405,391
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,130,045

					9,051,229

INDUSTRIALS – 11.3%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	866,736
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,037,420
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,366,330
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,596,603
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,058,841
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	566,201
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,360,631
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,079,481
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,366,089
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	528,534
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,485,057
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	969,988
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,642,415
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	603,433
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,029,750
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,372,780

					17,930,289

INFORMATION TECHNOLOGY – 3.3%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,000,000	1,118,627
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,538,630
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	900,000	917,947
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,609,179

					5,184,383

MATERIALS – 5.1%
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,400,000	1,379,552
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	1,014,306
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,040,729
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	708,327

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Alcoa, Inc. (Metals & Mining)		5.125%	10/01/2024	$500,000	$530,884
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	1,250,000	1,182,491
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,340,396
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	897,813

					8,094,498

TELECOMMUNICATION SERVICES – 1.5%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,358,566
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	380,425
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	679,186

					2,418,177

UTILITIES – 13.4%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,110,790
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,618,701
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,028,268
Duke Energy Florida, Inc. (Electric Utilities)		4.550%	04/01/2020	500,000	550,508
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	508,039
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,652,903
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,060,855
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	447,487	562,156
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,671,213
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,572,282
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	500,000	524,696
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,110,964
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,119,214
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,315,335
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	1,425,000	1,355,964
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,133,335
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,065,943
Public Service Electric & Gas Co. (Multi-Utilities)		3.950%	05/01/2042	750,000	779,327
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,429,385

					21,169,878

Total Corporate Bonds (Cost $145,516,402)					$152,679,115

Money Market Funds – 2.5%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				3,976,000	$3,976,000

Total Money Market Funds (Cost $3,976,000)					$3,976,000

Total Investments – 98.7% (Cost $149,492,402)	(c)				$156,655,115
Other Assets in Excess of Liabilities – 1.3%					2,008,711

Net Assets – 100.0%					$158,663,826

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $4,903,762, or 3.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2014

Average Annual returns
One year	12.12%
Five years	12.22%
Ten years	7.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Omni Portfolio returned 12.12% versus 11.87% for the current benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

After the large run-up in stocks in 2013, many investors thought the stock market was overbought and, indeed, a correction in the stock market began in early January. The first quarter of 2014 saw the U.S. economy shrink by 2.9%, the most in five years, corporate earnings were flat, and earnings per share for the S&P 500 Index constituents were down. A leading factor among investors may have been the fear of rising interest rates in 2014. When this fear proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend, which continued through to the end of the year. There may have been grounds for speculation that interest rates would rise in 2014 but the new Federal Reserve Chair, Janet Yellen, seemed committed to keeping rates low while inflation remained modest. Her policy was aided by large Treasury purchases by foreign investors who were seeking a safe haven from weak economies in China and Europe. The collapse in oil prices in the latter part of the year will benefit the American consumer in 2015.

The 25 basis points of outperformance for the Portfolio versus the blended benchmark is the result of the outperformance by the equity portion of the Portfolio versus the S&P 500 Index, somewhat offset by the under-performance of the bond portion of the Portfolio versus the Merrill Lynch Index. The asset allocation decision to overweight stocks and underweight bonds versus the blended benchmark benefited relative performance because stocks outperformed bonds for the year.(1)

The equity portion of the Portfolio returned 14.97% versus 13.69% for the S&P 500 Index, for an outperformance of 128 basis points. The Portfolio’s best performing stocks for the year were Pharmacyclics, Inc., Whirlpool Corp., Gilead Sciences, Inc., Hewlett-Packard Co., and Facebook, Inc. The Portfolio’s worst performing stocks were Intercept Pharmaceuticals, Inc., Whiting Petroleum Corp., Clovis Oncology, Inc., PVH Corp., and Amazon.com, Inc. The top contributors to stock performance were Pharmacyclics, Inc., Hewlett-

Packard Co., Valeant Pharmaceuticals International, Inc., Celgene Corp., and Time Warner, Inc. The top detractors from stock performance were Intercept Pharmaceuticals, Inc., Whiting Petroleum Corp., PVH Corp., Las Vegas Sands Corp., and General Motors Co.(1)

During the year, the equity portion of the Portfolio was overweight in Health Care stocks, which added 92 basis points to relative performance, and was underweight in the Energy sector, which contributed 75 basis points to performance. The absence from the Utilities sector detracted 44 basis points from performance. The overweight position in the Consumer Discretionary sector negatively impacted performance by 51 basis points and the modest overweight in the Industrials sector cost the Portfolio 32 basis points of performance. The absence from the Telecommunication Services sector benefited stock performance by 27 basis points.(1)

The bond portion of the Portfolio had a return of 6.74% versus 7.51% for the Merrill Lynch Index. Both the bond portion of the Portfolio and the Merrill Lynch Index had positive returns because longer maturity U.S. Treasury yields declined during 2014, offset to a limited extent by wider credit spreads. U.S. Treasury yields declined primarily because of demand from foreign investors. Credit spreads widened late in the year because of weakness in energy-related industries brought on by the collapse in oil prices. The bond portion of the Portfolio underperformed the Merrill Lynch Index for the year primarily because the duration of the bond portion of the Portfolio was approximately 0.8 to 1.5 years shorter than the Merrill Lynch Index, thus resulting in less bond price appreciation than the index as Treasury yields declined. The only difference in industry weighting between the Merrill Lynch Index and the bond portion of the Portfolio that impacted relative performance was the 7% under-weighting in the oil and gas sector that benefited performance because this sector performed very poorly late in the year. The average credit quality of the Portfolio’s bond portfolio was Baa1 late in the year, and this detracted from relative performance marginally because the average credit quality of the Merrill Lynch Index was A3, and bonds rated Baa did not perform as well as higher-rated bonds late in the year.(1)

Because the U.S. economy continued to grow and there were no significant leveraging events during 2014, the credit quality of the bond holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Teck Resources Ltd., Weatherford International Ltd., Murphy Oil Corp., General Electric Capital Corp., and BB&T Corp. The five best performing bonds were Time Warner Cable, Inc., The Walt Disney Co., Westar Energy, Inc., South Carolina Electric & Gas Co., and FedEx Corp. These bonds performed very well because they have long maturity dates and benefited from the decline in U.S. Treasury yields.(1)

The prospects for stocks in 2015 look reasonably good, with lower gas prices expected to be a large windfall for the American consumer. Lower energy prices will also benefit most sectors of the U.S. economy, except for drillers and oil industry service companies. Absent an external shock, the outlook for corporate profits look good. Because of the positive outlook for stocks, we intend to remain approximately 5% over-weight in stocks versus the blended benchmark. The allocation to bonds will, therefore, be less than the weighting in the blended benchmark. Because we expect higher interest rates later in 2015, we plan to maintain the duration of the bond portion of the Portfolio shorter than that of the Merrill Lynch Index. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	76.1
Corporate Bonds (3)	21.2
U.S. Treasury Obligations	1.1
Money Market Funds and Other Net Assets	1.6

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	2.4
2. Clovis Oncology, Inc.	1.9
3. Intel Corp.	1.9
4. Hewlett-Packard Co.	1.8
5. Actavis PLC	1.8
6. Microsoft Corp.	1.8
7. Yahoo!, Inc.	1.8
8. Adobe Systems, Inc.	1.8
9. Celgene Corp.	1.8
10. JPMorgan Chase & Co.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Health Care	23.5
Information Technology	20.0
Financials	19.7
Consumer Discretionary	11.1
Industrials	8.0
Energy	4.8
Materials	4.0
Utilities	2.9
Consumer Staples	2.9
Telecommunication Services	0.4

97.3

16

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 76.1%		Shares	Value
CONSUMER DISCRETIONARY – 8.6%
Jarden Corp. (Household Durables)	(a)	12,236	$585,860
Whirlpool Corp. (Household Durables)		2,982	577,733
CBS Corp. Class B (Media)		5,435	300,773
Comcast Corp. Class A (Media)		9,851	571,457
Time Warner, Inc. (Media)		6,813	581,966
PVH Corp. (Textiles, Apparel & Luxury Goods)		4,523	579,713

			3,197,502

CONSUMER STAPLES – 1.0%
Molson Coors Brewing Co. Class B (Beverages)		5,017	373,867

ENERGY – 2.8%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		3,112	256,740
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,099	434,530
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3,846	354,101

			1,045,371

FINANCIALS – 14.3%
Bank of America Corp. (Banks)		31,607	565,449
Citigroup, Inc. (Banks)		1,546	83,654
JPMorgan Chase & Co. (Banks)		10,433	652,897
M&T Bank Corp. (Banks)		4,489	563,908
PNC Financial Services Group, Inc. / The (Banks)		6,218	567,268
Capital One Financial Corp. (Consumer Finance)		6,876	567,614
Hartford Financial Services Group, Inc. / The (Insurance)		13,529	564,024
Lincoln National Corp. (Insurance)		10,436	601,844
MetLife, Inc. (Insurance)		10,448	565,132
Prudential Financial, Inc. (Insurance)		6,585	595,679

			5,327,469

HEALTH CARE – 21.9%
Amgen, Inc. (Biotechnology)		2,751	438,207
Biogen Idec, Inc. (Biotechnology)	(a)	1,604	544,478
Celgene Corp. (Biotechnology)	(a)	5,939	664,337
Clovis Oncology, Inc. (Biotechnology)	(a)	12,716	712,096
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	2,977	464,412
Pharmacyclics, Inc. (Biotechnology)	(a)	3,993	488,184
Medtronic, Inc. (Health Care Equip. & Supplies)		7,837	565,831
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		8,445	549,178
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	2,100	154,119
Humana, Inc. (Health Care Providers & Svs.)		3,983	572,078
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5,420	547,908
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4,453	557,916
Actavis PLC (Pharmaceuticals)	(a)	2,622	674,929
Mylan, Inc. (Pharmaceuticals)	(a)	11,058	623,339
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	4,131	591,187

			8,148,199

INDUSTRIALS – 6.3%
Raytheon Co. (Aerospace & Defense)		5,452	589,743
United Technologies Corp. (Aerospace & Defense)		4,877	560,855
FedEx Corp. (Air Freight & Logistics)		3,428	595,307
American Airlines Group, Inc. (Airlines)		11,270	604,410

			2,350,315

INFORMATION TECHNOLOGY – 18.4%
Cisco Systems, Inc. (Communications Equip.)		23,082	642,026
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	7,530	587,491
Google, Inc. Class A (Internet Software & Svs.)	(a)	569	301,946
Google, Inc. Class C (Internet Software & Svs.)	(a)	798	420,067
Yahoo!, Inc. (Internet Software & Svs.)	(a)	13,323	672,945
VeriFone Systems, Inc. (IT Svs.)	(a)	255	9,486
Altera Corp. (Semiconductors & Equip.)		16,130	595,842
Intel Corp. (Semiconductors & Equip.)		18,974	688,566
Adobe Systems, Inc. (Software)	(a)	9,174	666,950
Microsoft Corp. (Software)		14,528	674,826
Apple, Inc. (Tech. Hardware, Storage & Periph.)		8,117	895,954
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		16,859	676,552

			6,832,651

MATERIALS – 2.8%
Huntsman Corp. (Chemicals)		21,330	485,897
Monsanto Co. (Chemicals)		4,691	560,434

			1,046,331

Total Common Stocks (Cost $25,695,596)			$28,321,705

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds – 21.2%	Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.5%
General Motors Co. (Automobiles)	5.000%	04/01/2035	$100,000	$104,459
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	3.350%	11/01/2022	11,000	10,202
Mattel, Inc. (Leisure Products)	3.150%	03/15/2023	75,000	73,937
Comcast Corp. (Media)	5.875%	02/15/2018	75,000	84,445
Discovery Communications, LLC (Media)	3.300%	05/15/2022	75,000	74,278
Time Warner Cable, Inc. (Media)	4.500%	09/15/2042	75,000	77,404
Time Warner, Inc. (Media)	2.100%	06/01/2019	100,000	98,623
Viacom, Inc. (Media)	4.250%	09/01/2023	75,000	77,469
Walt Disney Co. / The (Media)	3.700%	12/01/2042	75,000	74,090
Kohl’s Corp. (Multiline Retail)	4.000%	11/01/2021	75,000	77,993
AutoZone, Inc. (Specialty Retail)	3.125%	07/15/2023	75,000	73,900
Bed Bath & Beyond, Inc. (Specialty Retail)	5.165%	08/01/2044	100,000	104,549

				931,349

CONSUMER STAPLES – 1.9%
Anheuser-Busch Cos., LLC (Beverages)	5.500%	01/15/2018	150,000	166,958
CVS Health Corp. (Food & Staples Retailing)	5.750%	06/01/2017	45,000	49,695
Kroger Co. / The (Food & Staples Retailing)	2.950%	11/01/2021	100,000	99,332
Sysco Corp. (Food & Staples Retailing)	4.350%	10/02/2034	100,000	108,015
Bunge NA Finance LP (Food Products)	5.900%	04/01/2017	150,000	163,187
Procter & Gamble Co. / The (Household Products)	4.700%	02/15/2019	100,000	111,457

				698,644

ENERGY – 2.0%
Weatherford International Ltd. (Energy Equip. & Svs.)	6.000%	03/15/2018	150,000	160,243
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	5.950%	09/15/2016	100,000	107,009
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)	5.500%	02/01/2017	100,000	105,549
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)	4.150%	03/01/2022	75,000	75,696
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	6.400%	07/15/2018	150,000	170,226
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	4.000%	06/01/2022	75,000	69,052
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	2.500%	08/01/2022	75,000	70,773

				758,548

FINANCIALS – 5.4%
Bank of America Corp. (Banks)	5.750%	08/15/2016	75,000	79,895
BB&T Corp. (Banks)	5.200%	12/23/2015	100,000	104,029
Citigroup, Inc. (Banks)	5.850%	08/02/2016	75,000	80,298
Comerica, Inc. (Banks)	3.800%	07/22/2026	100,000	100,942
JPMorgan Chase & Co. (Banks)	3.250%	09/23/2022	100,000	100,753
KeyBank NA (Banks)	5.700%	11/01/2017	150,000	165,340
SunTrust Banks, Inc. (Banks)	2.500%	05/01/2019	100,000	100,758
Wells Fargo & Co. (Banks)	3.500%	03/08/2022	75,000	78,369
Mellon Funding Corp. (Capital Markets)	5.500%	11/15/2018	100,000	112,746
Morgan Stanley (Capital Markets)	3.750%	02/25/2023	75,000	77,071
Northern Trust Corp. (Capital Markets)	3.950%	10/30/2025	75,000	78,229
Capital One Financial Corp. (Consumer Finance)	2.450%	04/24/2019	75,000	74,904
Discover Financial Services (Consumer Finance)	6.450%	06/12/2017	150,000	165,932
Synchrony Financial (Consumer Finance)	4.250%	08/15/2024	100,000	102,731
General Electric Capital Corp. (Diversified Financial Svs.)	5.000%	01/08/2016	100,000	104,230
Aflac, Inc. (Insurance)	3.625%	06/15/2023	75,000	76,956
Allstate Corp. / The (Insurance)	3.150%	06/15/2023	75,000	75,504
Marsh & McLennan Cos., Inc. (Insurance)	3.500%	06/03/2024	100,000	99,848
Boston Properties LP (Real Estate Investment Trusts)	3.125%	09/01/2023	75,000	73,370
Federal Realty Investment Trust (Real Estate Investment Trusts)	3.000%	08/01/2022	75,000	74,911
Simon Property Group LP (Real Estate Investment Trusts)	3.750%	02/01/2024	75,000	78,922

				2,005,738

HEALTH CARE – 1.6%
Gilead Sciences, Inc. (Biotechnology)	4.500%	02/01/2045	100,000	107,328
Anthem, Inc. (Health Care Providers & Svs.)	5.875%	06/15/2017	150,000	165,026
Express Scripts Holding Co. (Health Care Providers & Svs.)	2.250%	06/15/2019	100,000	99,033
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	3.750%	08/23/2022	75,000	76,854
AbbVie, Inc. (Pharmaceuticals)	2.900%	11/06/2022	75,000	73,968
Hospira, Inc. (Pharmaceuticals)	6.050%	03/30/2017	75,000	80,910

				603,119

INDUSTRIALS – 1.7%
FedEx Corp. (Air Freight & Logistics)	4.900%	01/15/2034	75,000	84,032
Waste Management, Inc. (Commercial Svs. & Supplies)	6.100%	03/15/2018	75,000	84,930
Parker-Hannifin Corp. (Machinery)	4.200%	11/21/2034	100,000	106,076

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	$100,000	$107,776
ERAC U.S.A. Finance LLC (Road & Rail)	(b)(c)	6.375%	10/15/2017	150,000	168,541
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	75,429

					626,784

INFORMATION TECHNOLOGY – 1.6%
Amphenol Corp. (Electronic Equip., Instr. & Comp.)		3.125%	09/15/2021	100,000	101,094
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	167,794
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	100,000	102,575
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	100,000	101,994
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	107,279

					580,736

MATERIALS – 1.2%
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	73,448
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	98,539
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	78,703
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	70,950
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	70,547
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	67,336

					459,523

TELECOMMUNICATION SERVICES – 0.4%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	67,134
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	72,770

					139,904

UTILITIES – 2.9%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	75,000	80,935
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	165,290
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	75,000	79,432
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	166,138
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	79,564
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	167,121
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	78,704
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	78,920
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	75,000	71,367
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	102,099

					1,069,570

Total Corporate Bonds (Cost $7,526,187)					$7,873,915

U.S. Treasury Obligations – 1.1%		Rate	Maturity	Face Amount	Value
United States Treasury Note		1.625%	03/31/2019	$300,000	$301,289
United States Treasury Note		2.125%	06/30/2021	100,000	101,199

Total U.S. Treasury Obligations (Cost $398,891)					$402,488

Money Market Funds – 1.4%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				525,000	$525,000

Total Money Market Funds (Cost $525,000)					$525,000

Total Investments – 99.8% (Cost $34,145,674)	(d)				$37,123,108
Other Assets in Excess of Liabilities – 0.2%					73,474

Net Assets – 100.0%					$37,196,582

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of this security totaled $168,541, or 0.5% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of December 31, 2014

Average Annual Returns
One year	-9.39%
Five years	3.73%
Ten years	2.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the International Portfolio returned -9.39% versus -3.87% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

Global equity markets rallied over the last year despite below-trend economic growth. Outside the U.S., central banks in Europe and Japan aggressively loosened monetary policy, as efforts to fight off deflation escalated. As a result, divergent expectations for yields drove the strongest move up in the U.S. Dollar, relative to other major world currencies, in the last ten years. Weaker foreign currencies in Europe and Japan buttressed the outlook for profits and earnings growth. However, while foreign stocks were up 6.05% in local terms, as measured by the MSCI All Country World ex-USA Index, over the reporting period, the returns for U.S. investors were lower, down 3.87%, due to the strong U.S. Dollar. Prospects for this divergent trend continued into the end of the reporting period, as the outlook for economic growth in the U.S. improved, commodity prices dropped, and the projections for reflation and sustained economic improvement in Europe and Japan were pushed out in time.

The European equity market, as measured by MSCI AC Europe Index, returned 4.29% in local terms and -7.22% for U.S. Dollar-based investors. At the beginning of the year, expectations for an improvement in economic activity in Europe were high. Due to the effects of prolonged fiscal austerity across much of the continent, a de facto tightening of monetary policy as the European Central Bank (“ECB”) balance sheet shrunk, and the Russian conflict with Ukraine, economic growth came in worse than forecast and expectations for a recovery moderated. In light of the deteriorating economic outlook and declining inflation expectations, the ECB continued to take an aggressive stance in order to fight off deflation. The ECB said that low interest rates would remain in place for an extended period and took the unprecedented step of lowering deposit rates below zero; to -0.10% in June, and then further to -0.20% in September. As of the end of the reporting period, further quantitative easing was expected by the ECB over the next few months, with full scale quantitative easing on the table; something that was unlikely twelve months ago. Structural reforms across the continent were progressing at a slower than expected pace;

however, the recent poor economic news has re-energized the policymakers and government officials, particularly in France and Italy. The banking union in the European Union progressed positively, as the stress-test and Asset Quality Review was concluded in October, lending support for the view that the European Union financial system is currently sound. The Single Supervisory Mechanism became fully functional as of November 4th, a historical event that allows for a more harmonious financial system across the continent.

The Japanese equity market, as measured by MSCI Japan Index, returned 9.48% in local terms, and -4.02% for U.S. Dollar-based investors. The key events for investors in Japan this year included the consumption tax hike in April and the aggressive action from the Bank of Japan (“BOJ”) late in the period. Prime Minister Abe’s broad plan for economic revitalization, or “Abenomics,” which gained traction in late 2013 into 2014, was dramatically derailed by the deep downturn in economic growth in the second and third quarters. The greater than expected sluggishness prompted quick responses from the BOJ, which increased the scale of quantitative easing, and from the government, which announced that it would postpone the scheduled 2015 tax hike, implement a new fiscal spending package, and called for snap elections in mid-December in order to affirm the government’s mandate for further structural reforms. Despite the contraction in the economy, Japanese corporate sales and earnings rose sharply during the period, accompanied by very strong upward earnings revisions. Corporate profitability is at a seven-year high, return on equity has risen to multi-year highs, the currency is now very competitive, and the labor market, in terms of jobs and wages, has been improving. The prompt and aggressive monetary and fiscal actions led to an improved outlook for Japanese Gross Domestic Product growth, which is now expected to be up 1.2%, in real terms, for 2015.

Emerging Markets (“EM”) equities rallied in the first half then retreated during the last few months of the reporting period. The EM Index returned -2.19% in U.S. Dollar terms, with divergent performance, as Asia markets (EM Asia Index) rose 4.89%, while European markets (MSCI EM Europe Index) fell 29.99%. Similar to other non-U.S. markets, currency played a large role in the performance. The U.S. Dollar strength and weakness in commodities were key drivers in certain emerging markets. In emerging Europe, the downturn in energy prices helped countries like Poland and the Czech Republic; however, it hurt Russia. In addition to the volatility in energy prices, political instability resulting from Russian conflict with Ukraine, and the slump in demand from the euro area, hurt the economic outlook. As with Russia, the slump in oil and metals prices hurt exporters in the Latin America (MSCI EM Latin America Index), where stocks declined 12.30% for the reporting period. A bright spot for EM was South East Asia, where a solid demand recovery took shape in India, Indonesia and Thailand, and was boosted further by positive political change, more responsible monetary policies, and renewed political stability. As measured by the respective MSCI country indices, the markets in the region were up 15-30% despite their weaker currencies.

For the twelve month reporting period ended December 31, 2014, the MSCI USA Index (12.69%) outperformed both the EM Index (-2.19%) and MSCI EAFE Index (-4.90%). There was a strong divergence among country returns. The top performing major developed countries (excluding the U.S.) were Hong Kong (5.07%) and Canada (1.50%), while major underperforming markets included Germany (-10.36%) and France (-9.92%), where euro weakness was a major factor in investment returns.

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

In emerging markets, despite the strength of the dollar, leading major markets were India (23.87%), Turkey (18.71%) and China (7.96%), while laggards were Russia (-46.27%) and Brazil (-14.04%).

Country allocation remained a key driver of performance for the year, as it consistently has been in the past. The Portfolio maintained exposure to select healthy, high sovereign quality, developed and emerging markets.

In Europe, country allocation decisions detracted from the Portfolio’s performance. Management’s decision to overweight countries in Central Europe, such as Germany, Austria and Poland, detracted from performance. As discussed in the market overview, retaliatory sanctions, energy insecurity, and heightened political risk emanating from the Ukraine/Russian tensions negatively impacted business and consumer confidence and the Pan-European economy. German companies Siemens AG (down 17.9%) and Rheinmetall AG (down 29.3%) declined significantly. In Austria, Erste Group Bank AG (down 32.9%) was hurt by these same factors, but was additionally impacted by its weak stress test results. While a zero allocation to Russia helped absolute and relative performance, the Portfolio was not immune to the sharp decline in crude oil prices. The Portfolio’s overweight position in energy-rich Norway hurt stocks and currencies. Both MSCI Russia and MSCI Norway were down sharply, down 46.27% and 22.04%, respectively. The Portfolio’s positions in Statoil ASA (down 23.3%) and off-shore driller Seadrill Ltd. (down 69.4%) hurt returns. Deflationary concerns in the euro area during the latter half of the year hurt indebted countries, such as Spain, where the Portfolio was overweight. More positively, however, the Portfolio maintained an overweight during the reporting period to Denmark, the best performing developed market in Europe. Insulin maker Novo-Nordisk A/S (up 15.7%) and Danske Bank A/S (up19.6%) rallied during year. A key country decision to underweight France also augmented performance.(1)

In Asia, positive performance was driven by the combination of the Portfolio’s overweight allocation to Japanese equities and underweight currency exposure through a short of the Yen versus the U.S. Dollar. Exporters were the primary beneficiaries of the weaker yen. Fuji Heavy Ltd. Industries (up 27.4%) benefitted from strong demand for its Subaru brand of cars, while Murata Manufacturing Co. Ltd. (up 25.9%), an electronic component producer, saw strong demand from global smart phone and tablet manufacturers. Many domestically-focused Japanese companies did not fare as well. A sluggish recovery in the Japanese housing segment and weakness in consumer spending hurt TOTO Ltd. (down 34.6%), a maker of bathroom fixtures. South Korea’s equity market was also impacted by the weaker yen. Stocks generally declined during the year, as the weakness in the yen (as compared with the Won) hurt investor sentiment for the Portfolio’s holdings in Korean exporters, such as Hyundai Motors Co. (down 27.8%) and Samsung Electronics Co. Ltd. (down 20.3%). Samsung Electronics Co. Ltd. was hurt by falling profitability and market share in the high and low end phone segments. In contrast to the South Korean global exporters, Korea Electric Power Corp. (up 33.4%) benefitted from solid growth in the domestic economy and weaker energy prices. Our decision to underweight India and China negatively impacted returns. In India, recently elected Premier Modi began implementing economic and structural reforms, boosting investor sentiment, while in China, the government continued to support growth via stimulus and rate cuts.(1)

In the Americas, the Portfolio’s holdings in Canada positively impacted performance on the strength of the neighboring U.S. economy and a weaker Canadian Dollar. Consumer- related compa-

nies outperformed, including Metro, Inc. (up 23.8%) and Dollarama, Inc. (up 22.9%). In Brazil, the positioning negatively impacted performance, as the market gyrated wildly due to speculation on the outcome of Presidential elections slated for October. Ultimately, the incumbent President, whose policies have been widely criticized and have led to the worst growth outlook in a decade, won after the closest race since democracy replaced the military dictatorship in the 1980s. Poor timing in stock selection in both Petroleo Brasileiro SA (down 46.0%) and Itau Unibanco Holding SA (down 28.6%) led declines. (1)

The Portfolio used foreign exchange (“FX”) currency forwards to reduce currency risk. In the period, the overall net returns of the FX forward positions contributed positively to performance. Contribution came principally from the Portfolio’s short positions versus the U.S. dollar in the Yen, Euro and the Norwegian Krone and a long position in the British Pound versus the U.S. Dollar. (1)

We are consistently applying our long-term methodology, which seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings attractive for the long-term.

The latest research shows that country effects have become more influential in a well-diversified international portfolio. Portfolio management believes the greater importance of country divergences is likely to persist given the increasing fundamental divergences between countries (even within the euro area), increased macro instability related to sovereign indebtedness and varying trend growth.

The Portfolio maintained exposure to select healthy, high quality developed markets. Our highest conviction overweight investments in major developed markets include Japan and Canada. In Europe, we have high conviction in Spain and Scandinavian countries, such as Norway, Sweden and Denmark. For the other major European markets, we are underweight the United Kingdom, Germany and France. France, in particular, is struggling to gain momentum as high unemployment, last year’s tax increases, public spending cuts and deteriorating corporate fundamentals are all hampering economic activity. Across the Portfolio, we are maintaining currency hedges vs. the U.S. dollar, as we believe the divergence in expectations growth and inflation will drive the dollar higher.(1)

At the end of the period, Asia represented 41.2% of the Portfolio. Our highest conviction overweight is Japanese equities. We continue to believe there are multiple reasons why the Japanese stock market is the most attractive over the medium to long-term. Reasons for maintaining our conviction include: (1) Japanese corporate earnings and sales revisions are among the strongest across all regions we monitor, (2) Japanese corporate profitability, measured by return on equity (“ROE”), is at a 25-year high due to rising margins, (3) the Yen has hit a seven-year low following the BOJ’s stimulus announcement which is a strong support for Japanese equities and (4) the delay of the 2015 consumption tax hike. The Japanese stocks positions are composed mainly of exporting companies, which should benefit from the weaker Yen and the recovery in global economic growth. Elsewhere in Asia, we maintained an overweight position in Taiwan on strong export growth, in Thailand on a stabilizing economic environment and improved outlook for growth, and in Indonesia on prospects for a return to high growth due to structural reforms.(1)

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

We continue to monitor the Portfolio’s investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may see periods of volatility. However, as long-term investors, we feel that fundamentals are supportive of global growth in the mid to long term. The Portfolio managers expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, may underperform. Despite Federal Reserve tapering, we expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	88.5
Money Market Funds and Other Net Assets	11.5

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Banco Santander SA	2.4
2. Toronto-Dominion Bank / The	2.4
3. Aisin Seiki Co. Ltd.	2.1
4. Asahi Kasei Corp.	1.9
5. Canadian National Railway Co.	1.9
6. Statoil ASA	1.9
7. Sekisui House Ltd.	1.8
8. Novo Nordisk A/S – ADR	1.8
9. Magna International, Inc.	1.7
10. Fuji Heavy Industries Ltd.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
Japan	23.5
Canada	12.9
Denmark	7.6
Spain	6.9
Norway	5.4
Sweden	5.0
Thailand	4.7
Taiwan	4.6
Austria	4.0
Indonesia	3.2

22

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 88.5%		Shares	Value
Japan – 23.5%
Aisin Seiki Co. Ltd.	(b)	100,300	$3,603,621
Asahi Kasei Corp.	(b)	363,000	3,311,440
Chugai Pharmaceutical Co. Ltd.	(b)	28,200	692,404
Disco Corp.	(b)	26,000	2,079,545
Fuji Heavy Industries Ltd.	(b)	84,000	2,972,421
Hitachi Ltd.	(b)	299,000	2,206,848
Honda Motor Co. Ltd.	(b)	96,000	2,816,474
Hoshino Resorts REIT, Inc.	(b)	116	1,224,308
Ikyu Corp.	(b)	87,100	972,573
Japan Hotel REIT Investment Corp.	(b)	1,850	1,186,832
Kubota Corp.	(b)	190,700	2,767,966
Mitsui & Co. Ltd.	(b)	155,300	2,079,953
Murata Manufacturing Co. Ltd.	(b)	20,800	2,269,715
Nippon Express Co. Ltd.	(b)	307,000	1,555,807
Oriental Land Co. Ltd.	(b)	5,400	1,245,315
Osaka Gas Co. Ltd.	(b)	435,000	1,624,703
Resorttrust, Inc.	(b)	55,400	1,212,945
Sekisui House Ltd.	(b)	242,000	3,184,230
Shionogi & Co. Ltd.	(b)	77,600	2,004,860
Sumitomo Mitsui Financial Group, Inc.	(b)	54,000	1,952,246

			40,964,206

Canada – 12.9%
Agrium, Inc.		10,600	1,003,615
Canadian National Railway Co.		47,600	3,278,492
CI Financial Corp.		28,000	778,206
Cogeco Cable, Inc.		21,100	1,301,088
Dollarama, Inc.		27,000	1,380,444
First Quantum Minerals Ltd.		38,000	540,007
Magna International, Inc.		27,725	3,004,218
Metro, Inc.		20,800	1,670,374
Peyto Exploration & Development Corp.		39,100	1,126,422
RioCan Real Estate Investment Trust		76,189	1,733,237
Suncor Energy, Inc.		80,973	2,571,788
Toronto-Dominion Bank / The		86,656	4,140,364

			22,528,255

Denmark – 7.6%
AP Moeller – Maersk A/S	(b)	1,012	2,012,818
Danske Bank A/S	(b)	92,600	2,503,519
DSV A/S	(b)	72,900	2,219,731
Jyske Bank A/S	(a)(b)	30,832	1,558,445
NKT Holding A/S	(b)	10,771	576,885
Novo Nordisk A/S – ADR		74,600	3,157,072
Sydbank A/S	(a)(b)	42,400	1,304,383

			13,332,853

Spain – 6.9%
ACS Actividades de Construccion y Servicios SA	(b)	47,247	1,646,797
Amadeus IT Holding SA	(b)	18,600	740,788
Banco Bilbao Vizcaya Argentaria SA	(b)	150,000	1,416,660
Banco Santander SA	(b)	507,829	4,262,269
Grifols SA	(b)	13,100	522,736
Iberdrola SA	(b)	329,854	2,223,460
Inditex SA	(b)	44,100	1,257,970

			12,070,680

Norway – 5.4%
DNB ASA	(b)	161,885	2,387,905
Statoil ASA	(b)	185,600	3,267,829
TGS Nopec Geophysical Co. ASA	(b)	66,248	1,430,740
Yara International ASA	(b)	52,198	2,324,502

			9,410,976

Sweden – 5.0%
Hennes & Mauritz AB	(b)	26,100	1,084,325
Husqvarna AB	(b)	125,200	920,279
Nordea Bank AB	(b)	125,200	1,449,288
Peab AB	(b)	136,800	960,389
Skandinaviska Enskilda Banken AB	(b)	83,600	1,061,599

Common Stocks (Continued)		Shares	Value
Sweden (continued)
Swedbank AB	(b)	30,200	$749,290
Telefonaktiebolaget LM Ericsson	(b)	116,100	1,405,751
Volvo AB	(b)	100,300	1,081,584

			8,712,505

Thailand – 4.7%
Advanced Info Service PCL	(b)	53,800	407,974
Bangkok Dusit Medical Services PCL	(b)	1,137,000	592,156
Central Pattana PCL	(b)	334,000	458,172
Kasikornbank PCL	(b)	207,700	1,436,503
Minor International PCL	(b)	1,285,400	1,260,938
PTT PCL	(b)	145,000	1,420,444
Siam Cement PCL / The	(b)	64,500	875,496
Siam Commercial Bank PCL / The	(b)	307,900	1,695,815

			8,147,498

Taiwan – 4.6%
Asia Cement Corp.	(b)	572,000	704,383
AU Optronics Corp. – ADR		169,000	860,210
Evergreen Marine Corp. Taiwan Ltd.	(a)(b)	1,107,000	780,563
First Financial Holding Co. Ltd.	(b)	2,029,000	1,189,763
Formosa Chemicals & Fibre Corp.	(b)	394,000	830,525
Fubon Financial Holding Co. Ltd.	(b)	235,000	374,056
Hon Hai Precision Industry Co. Ltd.	(b)	243,000	671,048
Nan Ya Plastics Corp.	(b)	224,000	461,901
Taiwan Semiconductor Manufacturing Co. Ltd.	(b)	330,000	1,453,806
United Microelectronics Corp.	(b)	1,344,000	623,847

			7,950,102

Austria – 4.0%
Erste Group Bank AG	(b)	90,500	2,104,910
UNIQA Insurance Group AG	(b)	120,200	1,128,078
Vienna Insurance Group AG Wiener Versicherung Gruppe	(b)	46,100	2,060,391
Voestalpine AG	(b)	42,000	1,659,549

			6,952,928

Indonesia – 3.2%
Astra International Tbk PT	(b)	1,597,000	952,426
Bank Mandiri Persero Tbk PT	(b)	639,000	555,699
Bank Rakyat Indonesia Persero Tbk PT	(b)	1,336,500	1,256,284
Indocement Tunggal Prakarsa Tbk PT	(b)	369,500	745,558
Surya Citra Media Tbk PT	(b)	2,100,000	592,625
Telekomunikasi Indonesia Persero Tbk PT	(b)	2,859,000	657,080
Unilever Indonesia Tbk PT	(b)	315,000	817,034

			5,576,706

Ireland – 2.4%
Bank of Ireland	(a)(b)	3,000,000	1,125,873
CRH PLC	(b)	75,000	1,803,410
Kerry Group PLC	(b)	17,500	1,209,008

			4,138,291

Finland – 2.1%
Elisa OYJ	(b)	16,000	436,720
Fortum OYJ	(b)	35,400	768,589
Nokia OYJ	(b)	36,700	290,253
Sampo Oyj	(b)	22,600	1,058,005
Stora Enso OYJ	(b)	57,600	514,999
UPM-Kymmene OYJ	(b)	35,500	581,780

			3,650,346

Poland – 2.1%
Bank Pekao SA	(b)	14,000	703,586
PGE Polska Grupa Energetyczna SA	(b)	106,000	560,446
Polski Koncern Naftowy Orlen SA	(b)	55,000	752,106
Powszechna Kasa Oszczednosci Bank Polski SA	(b)	100,000	1,003,789
Powszechny Zaklad Ubezpieczen SA	(b)	4,500	614,125

			3,634,052

23	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
Italy – 1.2%
Azimut Holding SpA	(b)	15,800	$343,245
Cerved Information Solutions SpA	(a)(b)	101,100	533,906
Luxottica Group SpA	(b)	8,300	454,996
UniCredit SpA	(b)	109,800	703,336

			2,035,483

United States – 1.6%
Royal Caribbean Cruises Ltd.		33,950	2,798,499

Czech Republic – 0.7%
Komerèní banka, a.s.	(b)	6,200	1,275,966

Bermuda – 0.3%
Seadrill Ltd.	(b)	47,766	552,660

United Kingdom – 0.3%
Fiat Chrysler Automobiles NV	(a)(b)	47,535	552,344

Total Common Stocks (Cost $149,864,933)			$154,284,350

Rights – 0.0%		Quantity	Value
Spain – 0.0%
Banco Bilbao Vizcaya Argentaria SA	(a)	150,000	$14,339

Total Rights (Cost $14,673)			$14,339

Money Market Funds – 8.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		8,426,765	$8,426,765
State Street Institutional U.S. Government Money Market Fund Institutional Class		5,800,486	5,800,486

Total Money Market Funds (Cost $14,227,251)			$14,227,251

Total Investments – 96.7% (Cost $164,106,857)	(c)		$168,525,940
Other Assets in Excess of Liabilities – 3.3%	(d)		5,844,452

Net Assets – 100.0%			$174,370,392

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $124,940,314, or 71.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(d)	Includes $335,371 of cash pledged as collateral for the following futures contracts outstanding at December 31, 2014:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX-Nikkei Index 400 Future	March 12, 2015	561	$5,980,940	$6,128,455	$(147,515)	$321
Long	S&P/Toronto Stock Exchange 60 Index Future	March 19, 2015	14	$2,052,401	$1,950,188	$102,213	$(5,891)

				$8,033,341	$8,078,643	$(45,302)	$(5,570)

Details of the foreign currency contracts outstanding in the International Portfolio at December 31, 2014 are as follows:

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation
November 6, 2014	February 6, 2015	BOA	$5,152,973	5,900,000 CAD	$5,074,496	$78,477
December 8, 2014	March 13, 2015	HSBC	$8,625,007	62,000,000 NOK	$8,302,955	$322,052
December 15, 2014	March 16, 2015	HSBC	$20,232,271	2,378,000,000 JPY	$19,865,324	$366,947
December 15, 2014	March 16, 2015	CITI	$16,651,875	13,375,000 EUR	$16,194,853	$457,022

			$50,662,126		$49,437,628	$1,224,498

Counterparties	Currencies
BOA – Bank of America N.A.	CAD – Canadian Dollar
HSBC – HSBC Bank USA, N.A.	NOK – Norwegian Krone
CITI – Citigroup Global Markets, Inc.	JPY – Japanese Yen
EUR – Euro

24	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Sector Classifications (Common stocks & rights): (Percent of net assets)

Financials	27.1%
Consumer Discretionary	18.1%
Industrials	10.9%
Materials	8.8%
Information Technology	7.2%
Energy	6.4%
Health Care	4.0%
Utilities	3.0%
Consumer Staples	2.1%
Telecommunication Services	0.9%

88.5%

The accompanying notes are an integral part of these financial statements.

25

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2014

Average Annual Returns
One year	8.54%
Five years	14.59%
Ten years	8.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Capital Appreciation Portfolio returned 8.54% versus 13.69% for the current benchmark, the S&P 500 Index.

Looking back, 2014 was a tale of two halves that ended with disappointing results overall. Through the end of the second quarter, the Portfolio continued its strong relative performance from 2013 and materially outperformed broad market indices. Beginning in the third quarter, relative performance faltered, as both macro headwinds and company-specific issues weighed on Portfolio returns.

There are a number of areas where the Portfolio is underweight that hurt relative performance in 2014. This includes higher-yielding large cap companies, real estate investment trusts, utilities and other income-generating securities/companies, mega-caps, and large cap biotech. Superior performance in these areas was in response to the long bond rally, as the U.S. Treasury 30 Year Index returned over 29% for the year. We find market expectations and valuations for many companies in these categories to be lofty, at best, and inconsistent with our investment philosophy.(1)

Nevertheless, there were a number of individual companies that did not perform as we expected. Two were in the Energy sector – Laredo Petroleum, Inc. and Cobalt International Energy, Inc. Both of these companies suffered more than the overall sector due to capital expenditure spending being greater than cash flow. We maintain conviction in the long-term growth of the asset base of both companies and the balance sheet strength to support that growth, even with the recent stress in the crude oil price. Specifically, we continue to believe that Laredo Petroleum, Inc. has tremendous growth potential, with high return Permian acreage and over a ten year drilling inventory. It also trades at a substantive discount to its net asset value, which we expect will be realized as it executes its low cost production growth story.(1)

Cobalt International Energy, Inc., a relatively small position in the Portfolio, has been hurt by a Department of Justice investigation into its dealings with the government of Angola, as well as finding a dry hole in an Angolan prospect. While recognizing that its growth prospects, as measured by exploration success, are somewhat binary in nature, we think the position size is appropriate to manage the risk. Furthermore, shares are trading at levels not seen since the company’s initial successful exploration well in offshore West Africa. The company has since found close to a billion barrels of commercially viable crude oil, so we view the risk/return potential as very attractive.(1)

The Portfolio’s Energy weighting decreased meaningfully during the year due to sector performance and to the elimination of a few positions that we think will not perform well in a sustained lower-oil price environment. A few holdings from other sectors also hurt performance.(1)

Liquidity Services, Inc. operates online auction marketplaces for seller and buyers of surplus, salvage, and scrap assets. Its shares fell when it withdrew from bidding for two Department of Defense (DOD) contracts that generated a large portion of its existing cash flow. Earnings expectations were reset materially downward and we eliminated the position due to our the lack of visibility into future cash flows.(1)

Terex Corp. manufactures cranes, hoists and other equipment for the construction infrastructure and mining industries. The crane segment, which represents almost 25% of sales, continues to struggle. Arial Work Platforms, which is a bigger portion of total sales, continues to improve, however. Terex Corp. is geared towards internal operational improvement that should result in margin-driven earnings upside, as well as future cyclical recovery in construction markets. However, a recovery in the crane segment is an important part of our thesis and we are closely monitoring our position.(1)

Shares of Newmont Mining Corp. fell in tandem with the price of gold. A possible joint venture with Barrick Gold was the catalyst we were looking for in order for it to capture up to one billion in potential cost savings. The volatility in gold prices caused us to reevaluate the timing of the potential upside in any corporate actions and we decided to sell the position.(1)

Despite disappointing relative performance, the Portfolio’s absolute return benefited from very strong performance in other companies, several from the Information Technology sector. Fortinet, Inc., a provider of network security solutions and appliances, surged toward the end of the year, as high profile security breaches renewed investor focus on the sector. We expect Fortinet, Inc. to continue executing on its plan to accelerate revenue growth and increase marketing spending in order to expand to high end enterprise and data centers from current small/mid-size business focus. It is gaining share in a very high profile security market, and is increasing its competitive differentiation through product refreshes and increasing functionality.(1)

Shares of Apple, Inc. rose on exceptionally strong iPhone 6 and 6 Plus sales. Strong sales of Mac products and iPads are also expected to continue, driven by continued enterprise, education, and emerging market adoption. We expect that product updates will sustain attractive revenue growth in the medium term.? Apple, Inc. could also benefit from the creation of new markets in Apple Pay and Apple Watch.(1)

Cadence Design Systems, Inc. enjoyed solid revenue and earnings, as well as significant margin upside. It also signed the largest single deal in company history in the fourth quarter. Cadence Design Systems, Inc. is the second largest provider of electronic design automation (EDA) software used in designing semiconductor chips and electrical systems. We think industry adoption of new products and increased traction with systems customers will drive sustained

26	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

growth, despite challenges for the semiconductor industry as a whole.(1)

Allergan, Inc. in Health Care and Delta Air Lines, Inc. were also contributors. Allergan, Inc. advanced on a number of takeover bids. We expected a deal to be completed, or that its efforts to manage spending more efficiently and redeploy cash would benefit shareholders. The company, which makes Restasis (chronic dry eye), Botox (medical aesthetics, urinary irregularities, migraine headaches, muscle stiffness), Juvederm (dermal filler), and Lumigan (glaucoma), was eventually acquired by another pharmaceuticals company, Actavis.(1)

Shares of Delta Air Lines, Inc. performed well during the period, as the overall airline industry has been concentrated on cutting capacity and focusing on profitability over the past few years. Given a solid demand environment, pricing controls, strong cost controls, and attractive valuation, we think Delta Air Lines, Inc. should continue to outperform. A decline in oil prices should also be a tailwind.(1)

We remain focused on identifying companies that are likely to experience catalyst-driven growth and that offer the greatest reward versus risk opportunities. They are businesses that we expect to experience a dynamic upward trend in fundamentals and other catalysts over the next twelve to eighteen months, or are demonstrating good growth characteristics but are being mispriced by the market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	97.6
Money Market Funds Less Net Liabilities	2.4

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Carnival Corp.	2.3
2. Wells Fargo & Co.	2.2
3. Bristol-Myers Squibb Co.	2.2
4. JPMorgan Chase & Co.	2.0
5. Wendy’s Co. / The	2.0
6. Rovi Corp.	1.9
7. Brocade Communications Systems, Inc.	1.9
8. Hologic, Inc.	1.9
9. PNC Financial Services Group, Inc. / The	1.9
10. ADT Corp. / The	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	21.9
Consumer Discretionary	18.5
Financials	15.2
Health Care	11.0
Industrials	10.5
Energy	5.4
Consumer Staples	5.0
Utilities	4.3
Materials	3.9
Telecommunication Services	1.9

97.6

27

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 97.6%		Shares	Value
CONSUMER DISCRETIONARY – 18.5%
Lear Corp. (Auto Components)		70,522	$6,916,798
Carnival Corp. (Hotels, Restaurants & Leisure)		224,490	10,176,132
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	117,125	7,052,096
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	321,566	7,154,844
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		1,001,362	9,042,299
Comcast Corp. Class A (Media)		138,788	7,989,331
Live Nation Entertainment, Inc. (Media)	(a)	242,521	6,332,223
Markit Ltd. (Media)	(a)	141,155	3,730,727
Nine Entertainment Co. Holdings Ltd. (Media)	(c)	351,667	546,299
Nine Entertainment Co. Holdings Ltd. (Media)	(b)(c)	305,683	474,865
Thomson Reuters Corp. (Media)		114,699	4,626,958
Twenty-First Century Fox, Inc. Class A (Media)		147,009	5,645,881
Target Corp. (Multiline Retail)		77,931	5,915,742
GameStop Corp. Class A (Specialty Retail)		113,697	3,842,959
lululemon athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	67,263	3,752,603

			83,199,757

CONSUMER STAPLES – 5.0%
CVS Health Corp. (Food & Staples Retailing)		73,156	7,045,654
Diamond Foods, Inc. (Food Products)	(a)	256,710	7,246,923
Mondelez International, Inc. Class A (Food Products)		224,775	8,164,952

			22,457,529

ENERGY – 5.4%
Schlumberger Ltd. (Energy Equip. & Svs.)		43,096	3,680,829
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		80,615	6,650,738
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	251,829	2,238,760
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	283,938	2,938,758
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		119,586	5,671,964
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	147,734	3,097,982

			24,279,031

FINANCIALS – 15.2%
Bank of America Corp. (Banks)		453,080	8,105,601
JPMorgan Chase & Co. (Banks)		146,330	9,157,331
PNC Financial Services Group, Inc. / The (Banks)		93,570	8,536,391
Wells Fargo & Co. (Banks)		183,801	10,075,971
Zions Bancorporation (Banks)		227,460	6,484,885
Goldman Sachs Group, Inc. / The (Capital Markets)		42,238	8,186,992
Voya Financial, Inc. (Diversified Financial Svs.)		159,872	6,775,375
MetLife, Inc. (Insurance)		134,302	7,264,395
Symetra Financial Corp. (Insurance)		159,425	3,674,746

			68,261,687

HEALTH CARE – 11.0%
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	320,650	8,574,181
Bristol-Myers Squibb Co. (Pharmaceuticals)		167,502	9,887,643
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	163,194	5,169,986
Merck & Co., Inc. (Pharmaceuticals)		111,035	6,305,678
Mylan, Inc. (Pharmaceuticals)	(a)	117,488	6,622,799
Pfizer, Inc. (Pharmaceuticals)		169,707	5,286,373
Shire PLC - ADR (Pharmaceuticals)		35,391	7,522,003

			49,368,663

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.5%
Boeing Co. / The (Aerospace & Defense)		47,079	$6,119,328
United Technologies Corp. (Aerospace & Defense)		41,755	4,801,825
FedEx Corp. (Air Freight & Logistics)		24,904	4,324,829
Delta Air Lines, Inc. (Airlines)		95,285	4,687,069
ADT Corp. / The (Commercial Svs. & Supplies)		234,310	8,489,051
Brink’s Co. / The (Commercial Svs. & Supplies)		179,292	4,376,518
Siemens AG (Industrial Conglomerates)	(c)	40,312	4,523,173
Terex Corp. (Machinery)		182,947	5,100,562
ManpowerGroup, Inc. (Professional Svs.)		68,664	4,680,825

			47,103,180

INFORMATION TECHNOLOGY – 21.9%
Brocade Communications Systems, Inc. (Communications Equip.)		729,224	8,634,012
JDS Uniphase Corp. (Communications Equip.)	(a)	382,741	5,251,207
Juniper Networks, Inc. (Communications Equip.)		171,614	3,830,425
Polycom, Inc. (Communications Equip.)	(a)	400,506	5,406,831
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	170,159	4,328,845
Alibaba Group Holding Ltd. - ADR (Internet Software & Svs.)	(a)	13,096	1,361,198
Google, Inc. Class C (Internet Software & Svs.)	(a)	8,496	4,472,294
Altera Corp. (Semiconductors & Equip.)		197,741	7,304,553
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		151,335	4,823,046
Activision Blizzard, Inc. (Software)		57,555	1,159,733
Cadence Design Systems, Inc. (Software)	(a)	344,688	6,538,731
Fortinet, Inc. (Software)	(a)	265,884	8,152,003
Guidewire Software, Inc. (Software)	(a)	121,768	6,165,114
Microsoft Corp. (Software)		141,211	6,559,251
Rovi Corp. (Software)	(a)	387,102	8,744,634
Apple, Inc. (Tech. Hardware, Storage & Periph.)		71,870	7,933,011
Diebold, Inc. (Tech. Hardware, Storage & Periph.)		227,888	7,894,040

			98,558,928

MATERIALS – 3.9%
Monsanto Co. (Chemicals)		58,819	7,027,106
Potash Corp. of Saskatchewan, Inc. (Chemicals)		188,379	6,653,546
Constellium NV Class A (Metals & Mining)	(a)	241,148	3,962,062

			17,642,714

TELECOMMUNICATION SERVICES – 1.9%
Vivendi SA (Diversified Telecom. Svs.)	(c)	335,363	8,347,384

UTILITIES - 4.3%
FirstEnergy Corp. (Electric Utilities)		126,014	4,913,286
PPL Corp. (Electric Utilities)		194,859	7,079,227
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	205,131	4,539,549
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		111,405	3,002,365

			19,534,427

Total Common Stocks (Cost $401,840,751)			$438,753,300

Money Market Funds – 3.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		15,202,000	$15,202,000

Total Money Market Funds (Cost $15,202,000)			$15,202,000

Total Investments – 101.0% (Cost $417,042,751)	(d)		$453,955,300
Liabilities in Excess of Other Assets – (1.0)%			(4,541,253)

Net Assets – 100.0%			$449,414,047

28	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2014

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $474,865, or 0.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $13,891,721, or 3.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

29

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of December 31, 2014

Average Annual Returns
One year	-8.79%
Five years	7.13%
Ten years	6.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the International Small-Mid Company Portfolio returned -8.79% versus -3.35% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

During this reporting period, global markets largely headed higher from 2013 in local currencies. Market performance went through gyrations as investors reacted to the latest headline news. During the first half of the year, emerging markets led, as global economic activity and leading indicators pointed higher, major central banks remained accommodative and volatility fell. Most global equity markets broadly rallied from the depths of 2011 to new highs, again in local currencies. However, a 49% drop in crude oil prices during the second-half of the year and weak economic data out of the Eurozone gave the U.S. dollar strength against all major currencies, wiping out unhedged price gains. Economic growth projections for most European countries fell during the final quarter as the recovery seemed to have stalled. The global economy ended another year still battling to gain any positive growth, with the risk of deflation greater at year end than it was at the beginning.

European equity markets performed strongly through the first half on an improved outlook and diminished risks of a broad European financial crisis. The euro area economic outlook improved, as a nascent recovery in Spain and Italy was accompanied by further above trend growth in Germany. The European Central Bank (“ECB”) was aggressive in fighting off deflation, as it signaled that low interest rates would remain in place for an extended period and it took the unprecedented step of lowering deposit rates below zero, to -0.10% and then to -0.20%. European stock markets and economies began to suffer from the negative sentiment and economic sanctions on Russia created by Russia’s annexation of Crimea and incursion into the Ukraine. German manufacturing data showed signs of slowing, as external factors (Russia, Ukraine, and a potential China slowdown) negatively impacted business and consumer confidence, and hit both investments and industries. European equities began to decline as economic data weakened. The anemic recovery and the inability of the ECB to stimulate inflation compelled the ECB to take more action, as President Draghi introduced a large quantitative easing (“QE”) stimulus proposal in September following the rate cuts the ECB announced the prior quarter. Further QE is expected over the next few months, as the continuing deterioration in the outlook is forcing the ECB to act.

In Japan, after its strongest returns in more than a decade in 2013, the equity market underperformed for much of the first half of the year. Sentiment turned negative in anticipation of the April 1st consumption tax increase from 5% to 8%. Japan’s economy in the second and third quarters turned down sharply, falling back into recession. In response to the poor economic data, the Bank of Japan announced an aggressive stimulus plan on October 31st aimed at stimulating growth. Subsequent to the announcement, the Yen fell to a seven year low. The unexpected sluggishness prompted quick responses from the Japanese government to include: postponement of the scheduled 2015 tax hike, implementation of a fiscal spending package, and a call for snap elections in mid-December. The ruling coalition parties won a supermajority in these elections, affirming the government’s mandate for further structural reforms. Despite the contracting economy, Japanese corporate sales and earnings jumped during the period, with very strong upward earnings revisions. Corporate profitability is at a seven year high, the currency is very competitive, and the labor market, in terms of jobs and wages, is improving. The prompt and aggressive monetary and fiscal actions led to an improved outlook for Japanese gross domestic product (“GDP”) growth, now expected to be up 1.5% in real terms for the next fiscal year.

While the United Kingdom’s economy has grown for seven straight quarters, through September, and its unemployment has fallen to 6%, the Bank of England has highlighted global risks, principally the weakness in the euro area. With higher staff costs being countered by falling oil prices, the Bank of England has room to hold off from raising interest rates amid the ideal combination of robust economic growth and low inflation. However, it is increasingly concerned with inflation picking up next year due to an expected recovery in fuel prices. United Kingdom inflation slowed to 1.0% year-on-year in November. Markit’s UK manufacturing Purchasing Managers Index (“PMI”) for December slipped to 52.5 from 53.3 in November.

China’s economy continued to slow, with its industrial production, export and import growth losing momentum. China’s third quarter GDP registered at 7.3%, the slowest pace in more than five years. Despite the government pulling some levers, the economy continued to muddle throughout the year, while showing periodic declines in various economic data. The People’s Bank of China injected liquidity via Open Market Operations in October, followed by a surprise interest rate cut on November 21. The policy shift to monetary easing is in response to weak economic growth and higher funding costs. Continued low inflation and weak growth momentum in the economy leaves more room for further monetary easing. The Central Economic Work Conference held in mid-December emphasized stable growth as a priority task. November consumer price index inflation eased to 1.4% from 1.6% in October. HSBC’s China Manufacturing PMI was 49.6 in December, just below the 50 mark that separates growth from contraction.

On a regional basis, the S&P Europe Small Cap Growth Index declined 3.32%, while the S&P Asia Pacific Ex-Japan Small Cap Growth Index declined 3.57%. Japanese small caps lost 2.18%, as measured by the S&P Japan Small Cap Growth Index, with all net returns in U.S. dollars during the reporting period. The best returns were seen in small companies in southeast Asian countries, like Thailand (despite a military coup), and Indonesia and India, each with newly elected presidents that are deemed to be business friendly. These countries are part of the S&P Asia Pacific Emerging Small Cap Growth Index, which gained 5.29% this year.

30	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

The U.S. dollar appreciated significantly against all major currencies over this reporting period, as the U.S. economy was viewed relatively healthier and growing while international economies struggled and have yet to be successfully stimulated. The following major currencies depreciated against the U.S. dollar: Japanese Yen (down 13.7%), British Sterling (down 5.9%), and Euro (down 12.0%). The West Texas Intermediate (“WTI”) oil price declined 45.9% over this period, finishing at $53.27 per barrel, the low for the year. Oil had spiked as high as $107.26 in June, followed by a free fall into year end.

The Portfolio’s investment strategy focused on: (a) smaller- to mid-sized capitalized companies, (b) growth industries, and (c) a few investment themes. These were the most significant factors affecting the performance relative to the S&P Developed Small Cap Ex-U.S. Growth Index.

The Portfolio’s negative relative performance came from poor performance in Financials and Consumer Discretionary. Poor stock selection in Japan, Italy, and the United Kingdom were largely responsible for the overall poor performance relative to the benchmark, as a number of the Portfolio’s top ten holdings, especially in the two latter countries, declined sharply. Meaningful underperformance also stemmed from not being correctly positioned in Switzerland, which had positive returns while the Portfolio was underweighted.(1)

Stocks that held back relative performance included some of last year’s best performers: Asos PLC and Yoox SpA. Asos PLC is a United Kingdom online fashion retailer that sells branded and own-label products targeting 16-25 year olds in the United Kingdom and internationally. The company issued profit warnings with news that margins had declined much more than its management expected. Asos PLC also had delays in rolling out new pricing schemes. The company further announced that additional infrastructure spending would be required to keep up with its growth plans. Consequently, its earnings growth has been pushed out into the future. There has also been a general de-rating of e-commerce stocks this year. Yoox SpA is an Italian-based global Internet retailing partner for leading fashion and design brands. Yoox SpA successfully manages the online sites for many luxury brands, including Brioni, Balenciaga, Stella McCartney, and Armani. The stock fell in concert with Asos PLC’s stock price decline. However, the two companies are very different in that Yoox SpA clearly deals in luxury brands. Yoox SpA recently said that Black Friday online sales reached record levels, led by the U.S. Rheinmetall AG is a German company with two businesses: automotive parts and defense combat systems and vehicles. The German government had cancelled the company’s export permit for a combat training center in Russia due to developments in the Ukraine. After releasing 9-month results, the company now expects a loss of €10 million, versus a forecasted profit of €65-75 million profit in defense.(1)

Positive relative contribution came from strong stock selection in Materials and Industrials. A large underweight in Energy was the best investment decision in the year, as oil plummeted and took Energy stocks down with it. From a regional perspective, the Portfolio benefited from a mix of strong stock selection and weighting in China, Canada, South Korea, and Israel. The Portfolio’s non-exposure to Australia and the European peripheral countries also had a positive relative impact on the Portfolio’s performance, as Australia had a negative return during this reporting period. In general, stronger positive contributions stemmed from most of our emerging markets investments. (1)

Individual stocks that contributed most significantly to the Portfolio’s performance included: China Everbright International Ltd., Ashtead Group PLC, and Pandora A/S. China Everbright International Ltd., a Chinese environmental, waste management, and energy company benefited from continuing to win contracts with local Chinese governments to ease pollution in waste water and treat solid waste resulting from urbanization and an increase in local consumption. Ashtead Group PLC is a UK-listed equipment and tool rental company that derives 84% of its revenue from the U.S. subsidiary Sunbelt Rentals and its 388 locations. With U.S. non-residential construction activity picking up and the group increasing capital expenditure in its fleets, the company is well poised for growth in the following years. A structural trend which was said to be benefitting Ashtead Group PLC is customers choosing to rent, not buy. Pandora A/S is a Danish-listed global jewelry designer and retailer particularly known for its charm bracelets. The company has benefitted all year, as silver and gold price declines increased its gross margins from 68% to 70.3% through the third quarter. The company has also been buying back its stock throughout the year in line with the announcement made last year.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

31	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	93.6
Money Market Funds Less Net Liabilities	6.4

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Ashtead Group PLC	2.8
2. Caesarstone Sdot-Yam Ltd.	2.1
3. Wirecard AG	2.0
4. Rightmove PLC	1.9
5. Azimut Holding SpA	1.9
6. Ingenico	1.8
7. Dollarama, Inc.	1.8
8. Zodiac Aerospace	1.8
9. Hotel Shilla Co. Ltd.	1.7
10. Dialog Semiconductor PLC	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	21.6
Japan	14.8
France	12.1
Germany	9.6
Hong Kong	7.0
Italy	5.7
Canada	3.9
Israel	3.6
China	3.1
South Korea	2.6

32

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 93.6%		Shares	Value
United Kingdom – 21.6%
Aberdeen Asset Management PLC	(c)	119,486	$798,400
Ashtead Group PLC	(c)	108,028	1,918,568
ASOS PLC	(a)(c)	7,930	315,279
Babcock International Group PLC	(c)	59,547	975,515
Burberry Group PLC	(c)	20,355	516,441
Croda International PLC	(c)	25,173	1,039,001
Essentra PLC	(c)	87,470	991,568
Howden Joinery Group PLC	(c)	148,393	925,785
InterContinental Hotels Group PLC	(c)	18,854	758,616
John Wood Group PLC	(c)	34,727	321,260
Michael Page International PLC	(c)	52,800	336,698
Rightmove PLC	(c)	37,447	1,305,895
Schroders PLC	(c)	21,868	908,884
Soco International PLC	(c)	159,087	742,683
St. James’s Place PLC	(c)	81,353	1,025,771
Telecity Group PLC	(c)	55,000	686,939
Travis Perkins PLC	(c)	25,512	734,338
Vectura Group PLC	(a)(c)	153,073	304,122

			14,605,763

Japan – 14.8%
Aisin Seiki Co. Ltd.	(c)	12,300	441,920
Chugai Pharmaceutical Co. Ltd.	(c)	26,000	638,386
Daifuku Co. Ltd.	(c)	61,000	682,535
Don Quijote Holdings Co. Ltd.	(c)	14,800	1,017,455
Doutor Nichires Holdings Co. Ltd.	(c)	22,200	319,199
Horiba Ltd.	(c)	13,000	430,323
JSR Corp.	(c)	25,000	429,107
Kakaku.com, Inc.	(c)	57,500	822,635
Kanamoto Co. Ltd.	(c)	26,000	703,036
NGK Spark Plug Co. Ltd.	(c)	23,000	698,865
Nihon Kohden Corp.	(c)	3,200	157,685
Nishio Rent All Co. Ltd.	(c)	18,600	612,344
NSK Ltd.	(c)	59,000	696,598
NTN Corp.	(c)	110,000	485,782
Shionogi & Co. Ltd.	(c)	25,700	663,981
Tadano Ltd.	(c)	26,000	321,182
THK Co. Ltd.	(c)	35,700	857,939

			9,978,972

France – 12.1%
Accor SA	(c)	10,953	492,348
Criteo SA – ADR	(a)	22,175	896,313
Edenred	(c)	26,606	735,815
Ingenico	(c)	11,845	1,247,733
Ipsen SA	(c)	12,756	660,269
JCDecaux SA	(c)	19,976	687,789
Publicis Groupe SA	(c)	8,217	589,285
Teleperformance	(c)	12,392	843,524
UBISOFT Entertainment	(a)(c)	45,193	823,889
Zodiac Aerospace	(c)	35,170	1,184,095

			8,161,060

Germany – 9.6%
Deutz AG	(c)	140,000	670,218
Dialog Semiconductor PLC	(a)(c)	30,000	1,047,471
GEA Group AG	(c)	17,387	764,440
HeidelbergCement AG	(c)	9,416	664,580
MorphoSys AG	(a)(c)	5,102	475,286
OSRAM Licht AG	(a)(c)	9,000	353,339
Rheinmetall AG	(c)	15,405	670,719
SAF-Holland SA	(c)	34,896	466,080
Wirecard AG	(c)	30,879	1,346,451

			6,458,584

Hong Kong – 7.0%
Beijing Enterprises Water Group Ltd.	(c)	1,124,000	756,623
Brilliance China Automotive Holdings Ltd.	(c)	368,000	586,372
China Everbright International Ltd.	(c)	610,000	908,408
Haier Electronics Group Co. Ltd.	(c)	225,000	534,587

Common Stocks (Continued)		Shares	Value
Hong Kong (continued)
PAX Global Technology Ltd.	(a)(c)	440,000	$450,694
Shun Tak Holdings Ltd.	(c)	1,786,000	823,345
Techtronic Industries Co. Ltd.	(c)	213,000	683,322

			4,743,351

Italy – 5.7%
Anima Holding SpA	(a)(b)(c)	93,664	471,202
Azimut Holding SpA	(c)	59,786	1,298,815
Banca Generali SpA	(c)	31,890	886,963
Interpump Group SpA	(c)	30,979	434,678
Sorin SpA	(a)(c)	91,115	212,159
Yoox SpA	(a)(c)	26,300	580,711

			3,884,528

Canada – 3.9%
Canadian Western Bank		18,800	529,953
Dollarama, Inc.		24,102	1,232,276
lululemon athletica, Inc.	(a)	15,400	859,166

			2,621,395

Israel – 3.6%
Caesarstone Sdot-Yam Ltd.		23,836	1,425,869
NICE-Systems Ltd. – ADR		19,900	1,007,935

			2,433,804

China – 3.1%
China ZhengTong Auto Services Holdings Ltd.	(c)	911,000	399,046
CT Environmental Group Ltd.	(c)	728,000	742,366
SouFun Holdings Ltd. – ADR		73,000	539,470
Sound Global Ltd.	(a)(c)	350,000	404,554

			2,085,436

South Korea – 2.6%
Hotel Shilla Co. Ltd.	(c)	13,532	1,122,430
Samsung Electronics Co. Ltd.	(c)	554	666,043

			1,788,473

Ireland – 2.1%
Grafton Group PLC	(c)	61,229	605,764
Smurfit Kappa Group PLC	(c)	34,800	782,597

			1,388,361

Netherlands – 1.8%
Koninklijke DSM NV	(c)	9,311	567,906
NN Group NV	(a)(c)	22,900	683,645

			1,251,551

United States – 1.5%
Nexteer Automotive Group Ltd.	(c)	744,000	633,567
Samsonite International SA	(c)	116,300	344,649

			978,216

Denmark – 1.2%
Pandora A/S	(c)	10,413	844,047

Luxembourg – 0.8%
B&M European Value Retail SA	(c)	120,732	531,424

Belgium – 0.8%
UCB SA	(c)	6,743	512,720

Mexico – 0.7%
Grupo Aeroportuario del Sureste SAB de CV – ADR		3,600	474,624

Switzerland – 0.5%
OC Oerlikon Corp. AG	(c)	26,241	327,570

Sweden – 0.2%
Swedish Orphan Biovitrum AB	(a)(c)	16,036	163,028

Total Common Stocks (Cost $51,665,149)			$63,232,907

33	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2014

Money Market Funds - 6.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		3,380,723	$3,380,723
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,126,461	1,126,461

Total Money Market Funds (Cost $4,507,184)			$4,507,184

Total Investments – 100.3% (Cost $56,172,333)	(d)		$67,740,091
Liabilities in Excess of Other Assets – (0.3)%			(185,725)

Net Assets – 100.0%			$67,554,366

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $471,202, or 0.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $56,267,301, or 83.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common stocks): (Percent of net assets)

Industrials	25.3%
Consumer Discretionary	25.0%
Information Technology	14.8%
Financials	9.8%
Materials	8.7%
Health Care	5.6%
Utilities	2.8%
Energy	1.6%

93.6%

The accompanying notes are an integral part of these financial statements.

34

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2014

Average Annual Returns
One year	9.60%
Five years	13.02%
Ten years	8.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Aggressive Growth Portfolio returned 9.60% versus 13.69% for the current benchmark, the S&P 500 Index.

Our stock selection in the Information Technology and Consumer Discretionary sectors were the largest detractors from relative performance. Our relative underperformance in both sectors was stock specific, rather than the result of a positive or negative underlying trend to which we were under- or over-exposed.(1)

Our stock selection in the Health Care sector and our underweight to the Energy sector were the largest contributors to relative results. Within the Health Care sector, we owned several biotechnology companies that announced encouraging results about innovative therapies under development, and that was a large driver of performance. We have long maintained an underweight to the Energy sector in our Portfolio due to the sensitivity that many businesses in the sector have to commodity prices. The decision to underweight the sector was important in the fourth quarter, when Energy stocks sold off broadly as oil prices sunk.(1)

The Portfolio’s detractors were Amazon.com, Inc., Precision Castparts Corp., Prada SpA, L Brands, Inc., and MGM Resorts International. Amazon.com, Inc., the online retailer, offers a wide range of products, including books, music, videotapes, computers, electronics, home and garden, and numerous other products. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon.com, Inc. has significant opportunities ahead, particularly as it expands into new business lines and geographies.(1)

Precision Castparts Corp. makes castings, forgings and airframe products for the aerospace and power industries. Precision Castparts Corp. has a strong management team and makes highly specialized and complex products, which we think gives it a competitive advantage. We believe the company has strong growth opportunities as it continues to gain more content share per new aircraft.

We sold our position in Prada SpA, the Italian designer, to pursue other companies we felt had more durable growth profiles. We also sold L Brands, Inc. during the period due to concerns the company was not well positioned, as more shopping moves from malls to mobile and online channels. We sold MGM Resorts International, casino operator, during the period to pursue other opportunities we felt offered greater exposure to the Asian traveler, and that also did not have a highly levered balance sheet.(1)

The Portfolio’s key contributors were Lowe’s Cos., Inc., Medivation, Inc., Canadian Pacific Railway Ltd., Celgene Corp., and Valeant Pharmaceuticals International, Inc. Lowe’s Cos., Inc., the home improvement retailer, distributes building materials and supplies through stores in the U.S. Lowe’s Cos., Inc. offers a complete line of products and services for home decorating, maintenance, repair, remodeling and property maintenance. As one of two major home improvement retailers, we believe the company is well positioned to benefit from increased housing turnover, home price appreciation, an aging housing inventory and greater credit availability. We also believe Lowe’s Cos., Inc. can improve its margins from several operational initiatives. Finally, we appreciate that the company’s interests are aligned with shareholders, as demonstrated by its history of returning significant amounts of capital to shareholders through share buybacks and dividends.(1)

Medivation, Inc., the biopharmaceutical company, is focused on the rapid development of small-molecule drugs to treat serious diseases for which there are limited treatment options. Medivation, Inc. has developed a promising prostate cancer drug with Astellas Pharma called Xtandi, which we think could grow significantly. We sold the position after it reached our price target this year.(1)

Canadian Pacific Railway Ltd.’s railroad network across Canada is a valuable asset that would be nearly impossible for other transportation and logistics companies to replicate. The company also has a significant cost advantage over the trucking industry. In our view, Canadian Pacific Railway Ltd. still has a large opportunity to grow revenues and railroad volumes as it improves execution around its railroad network. A new CEO took over the firm in 2012 and is transforming the company by focusing on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. As service and reliability improve, it will likely drive more shippers to use Canadian Pacific Railway Ltd. instead of trucking services.

Celgene Corp., a global biotechnology company, seeks to deliver truly innovative and life-changing drugs for the treatment of cancer and other severe immune, inflammatory conditions. We see the potential for continued strong growth ahead for Celgene Corp.’s blood-cancer-fighting Revlimid drug franchise and believe its additional pipeline products could further supplement this growth. Some of the new drugs that could become meaningful contributors include Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and a recently licensed drug to treat Crohn’s disease. We also appreciate management’s willingness to utilize free cash flow for share repurchases and product acquisitions.

For the past decade, Valeant Pharmaceuticals International, Inc. has run a different playbook than much of the pharmaceutical industry when it comes to new drug development. High research and development costs have been value-destructive for many pharmaceutical companies, but Valeant Pharmaceuticals International, Inc. has largely avoided high research and development spending by making a series of value-accretive acquisitions of pharmaceutical companies with lower product risk. Valeant Pharmaceuticals International, Inc. also takes many of the costs out of those companies and

35	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

essentially acts as a distributor of a number of valuable drugs, rather than a company dependent on new drug discovery for growth.

Heading into 2015, we have a positive outlook for both the U.S. economy and domestic equities. The U.S. is clearly showing economic strength relative to the rest of the world. While declining commodity prices may create some short-term uncertainty, lower oil prices ultimately represent a tax cut for most consumers around the world. In a country such as the U.S., where such a large portion of the economy is driven by consumer spending, the tailwind from a sharp drop in oil prices can be considerable.

Looking at equity markets, we believe valuations are reasonable. However, after considerable multiple expansion in 2013 and the first half of 2014, we expect that further stock price appreciation will need to be accompanied by earnings growth. If earning growth again becomes the primary driver of stock returns next year, we believe such an environment is favorable for our investment process. We continue to be encouraged by the competitive advantages of the companies we invest in, and remain confident they are poised to grow in excess of the market over longer time horizons.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	96.8
Money Market Funds Less Net Liabilities	3.2

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Lowe’s Cos., Inc.	4.6
2. Precision Castparts Corp.	4.5
3. Endo International PLC	4.0
4. Google, Inc. Class C	4.0
5. Valeant Pharmaceuticals International, Inc.	3.8
6. Crown Castle International Corp.	3.7
7. Celgene Corp.	3.6
8. MasterCard, Inc. Class A	3.5
9. Canadian Pacific Railway Ltd.	3.3
10. Delphi Automotive PLC	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	23.2
Information Technology	22.9
Health Care	19.8
Financials	15.8
Industrials	10.9
Materials	2.0
Telecommunication Services	1.7
Energy	0.5

96.8

36

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 96.8%		Shares	Value
CONSUMER DISCRETIONARY – 23.2%
Delphi Automotive PLC (Auto Components)		17,565	$1,277,327
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		10,411	605,504
Starbucks Corp. (Hotels, Restaurants & Leisure)		13,482	1,106,198
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	3,632	1,127,191
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	996	1,135,649
Wayfair, Inc. Class A (Internet & Catalog Retail)	(a)	11,054	219,422
Comcast Corp. Class A (Media)		18,285	1,060,713
Lowe’s Cos., Inc. (Specialty Retail)		26,601	1,830,149
TJX Cos., Inc. / The (Specialty Retail)		13,051	895,038

			9,257,191

ENERGY – 0.5%
Baker Hughes, Inc. (Energy Equip. & Svs.)		3,549	198,992

FINANCIALS – 15.8%
PacWest Bancorp (Banks)		21,066	957,660
U.S. Bancorp (Banks)		22,376	1,005,801
E*TRADE Financial Corp. (Capital Markets)	(a)	28,876	700,387
Moelis & Co. Class A (Capital Markets)		10,357	361,770
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		3,580	785,058
Aon PLC (Insurance)		11,052	1,048,061
Crown Castle International Corp. (Real Estate Investment Trusts)		18,544	1,459,413

			6,318,150

HEALTH CARE – 19.8%
Celgene Corp. (Biotechnology)	(a)	12,891	1,441,987
Pharmacyclics, Inc. (Biotechnology)	(a)	4,108	502,244
athenahealth, Inc. (Health Care Technology)	(a)	5,433	791,588
Endo International PLC (Pharmaceuticals)	(a)	22,032	1,588,948
Phibro Animal Health Corp. Class A (Pharmaceuticals)		14,697	463,690
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	2,998	344,590
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	10,633	1,521,689
Zoetis, Inc. (Pharmaceuticals)		28,824	1,240,297

			7,895,033

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.9%
Precision Castparts Corp. (Aerospace & Defense)		7,511	$1,809,250
Nielsen NV (Professional Svs.)		27,068	1,210,752
Canadian Pacific Railway Ltd. (Road & Rail)		6,927	1,334,764

			4,354,766

INFORMATION TECHNOLOGY – 22.9%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		8,377	450,766
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	9,411	978,179
CoStar Group, Inc. (Internet Software & Svs.)	(a)	6,086	1,117,572
Google, Inc. Class C (Internet Software & Svs.)	(a)	3,007	1,582,885
LinkedIn Corp. (Internet Software & Svs.)	(a)	2,373	545,102
Yahoo!, Inc. (Internet Software & Svs.)	(a)	11,887	600,412
MasterCard, Inc. Class A (IT Svs.)		16,268	1,401,651
WEX, Inc. (IT Svs.)	(a)	2,961	292,902
ARM Holdings PLC – ADR (Semiconductors & Equip.)		17,629	816,223
NetSuite, Inc. (Software)	(a)	3,303	360,589
salesforce.com, Inc. (Software)	(a)	16,845	999,077

			9,145,358

MATERIALS – 2.0%
Monsanto Co. (Chemicals)		6,764	808,095

TELECOMMUNICATION SERVICES – 1.7%
Iliad SA (Diversified Telecom. Svs.)	(b)	2,875	691,258

Total Common Stocks (Cost $31,094,191)			$38,668,843

Money Market Funds – 4.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,825,000	$1,825,000

Total Money Market Funds (Cost $1,825,000)			$1,825,000

Total Investments – 101.4% (Cost $32,919,191)	(c)		$40,493,843
Liabilities in Excess of Other Assets – (1.4)%			(568,574)

Net Assets – 100.0%			$39,925,269

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $691,258, or 1.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of December 31, 2014

Average Annual Returns
One year	10.68%
Five years	20.44%
Ten years	11.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Small Cap Growth Portfolio returned 10.68% versus 5.60% for the current benchmark, the Russell 2000 Growth Index.

We have taken a high-quality approach to investing in small caps, and that approach paid off during the year. Many of the companies in the Portfolio have predictable, recurring revenue streams. Our companies also typically generate a high return on invested capital and have demonstrated a proven ability to expand profit margins. We also put a great emphasis on identifying companies with sustainable competitive advantages that should help them gain market share and grow in a variety of market environments. Given our high-quality focus, we expect our Portfolio to produce positive results during market rallies, and to outperform the benchmark in weak or uncertain market environments, creating a smoother path to investing in small caps and a better opportunity to generate higher compounded returns over full market cycles.

This calendar year provided a microcosm of how we expect our Portfolio to perform over a market cycle. Much of our relative outperformance came in the latter half of the year, when volatility increased and high-quality stocks returned to favor. As part of our high-quality focus, we avoided some of the more speculative stocks that had been driven up by momentum in early 2014, and our avoidance of such companies, many of which are yet to generate earnings, also aided performance in the second half of the year.

At the sector level, a meaningful part of our outperformance was driven by strong stock selection in the Energy and Health Care sectors. Sinking oil prices caused Energy stocks to sell off broadly late in the year, and while our Energy holdings were not immune to the cycle, they held up much better as a group than those in the benchmark. We would expect such an outcome in an environment where falling oil prices are a concern, due to our focus on finding Energy companies with less commodity sensitivity and more stable revenue streams. We have avoided many of the highly levered exploration and production companies whose business models face considerable risk if commodity prices do not rise. Instead, we have tended to own pipeline companies whose contracts are less tied to the price of the underlying commodity, which makes their revenues less susceptible to a drop in oil prices.(1)

Within the Health Care sector, we’ve benefitted by owning some biotech companies that either introduced new innovative products to the market, or announced positive clinical data about highly innovative therapies under development. While our biotech companies fared well during the year, we should highlight that we have also taken a careful approach to investing within the biotech and pharmaceutical industries, as this was one of the momentum-driven pockets of the market where we thought some companies traded at rather high valuations. We navigated that environment by taking smaller positions with companies whose performance is tied to the success or failure of a clinical trial for a single drug, and taking larger positions with biotech companies that have already had innovative therapies approved by the Food and Drug Administration or have multiple products in their pipelines. We have also worked closely with our health care analysts, who come from scientific backgrounds, to gain a better understanding of the science behind new therapies to determine how innovative a therapy is relative to existing products, as well as its likelihood of passing clinical trials. (1)

Key contributors to performance were SS&C Technologies Holdings, Inc., Measurement Specialties, Inc., Diamond Resorts International, Inc., Utragenyx Pharmaceutical, Inc., and Cadence Design Systems, Inc. SS&C Technologies Holdings, Inc. is a global provider of investment and financial software-enabled services and is focused exclusively on the global financial services industry. We like SS&C Technologies Holdings, Inc. because the majority of its revenue comes from recurring sources, such as subscription services or software maintenance, where client retention has remained high. It also has the ability to cross-sell existing clients its entire suite of services. We believe a significant opportunity for the company is in fund administration, where hedge funds are looking for independent providers with a high level of transparency and accountability.(1)

Measurement Specialties, Inc. is a leading global designer and manufacturer of sensors and sensor-based systems. We believe the company will benefit as sensor content grows in a wide range of end products. This long range growth opportunity was recognized by a suitor, as TE Connectivity Ltd. purchased the company at a premium in late 2014.

Diamond Resorts International, Inc. manages vacation ownership resorts across a wide network of more than 300 vacation destinations. We like the low levels of capital intensity in its resort management business, and also like the growth potential for its business related to time share sales.

Ultragenyx Pharmaceutical, Inc. is a clinical-stage biotechnology company committed to bringing to market novel products for the treatment of rare and ultra-rare diseases. We believe the company has an experienced team of drug developers and a promising pipeline of potential treatments.

Cadence Design Systems, Inc., a provider of software technology, design and consulting services and technology, licenses its electronic design automation software to customers who use Cadence Design System, Inc.’s software to design semiconductors and electronic systems. We believe the company’s semiconductor design software is becoming increasingly important as semiconductors grow more complex. As one of only a few companies specializing in this market segment, Cadence Design Systems, Inc. should be able to increase pricing and profits. We also appreciate the company’s intellectual property licensing business, which we believe is a high-margin, high-growth operation.

38	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

While we are generally pleased with our Portfolio’s performance, we did have stocks that declined during the period and detracted from performance. Our stock selection in the Industrials and Consumer Discretionary sectors detracted from relative performance. We believe the underperformance in both sectors was principally due to stock specific factors. Two industrial stocks, GrafTech International Ltd. and Kennametal, Inc., were among the largest detractors within the entire Portfolio.(1)

Kennametal, Inc. makes cutting tools used in end markets serving the Energy sector. We are reviewing the stock as we wait to see the plans of its new CEO. GrafTech International Ltd. produces graphite electrodes that go into electric arc furnaces, which is a more environmentally friendly way to produce steel than using blast furnaces. We trimmed the stock at higher levels due to concerns about the macro environment for steel consumption globally. However we believe the stock is undervalued at its current level after a meaningful selloff late in the year. Capacity in the graphite electrode industry has been reduced since 2012, which should improve pricing for graphite electrodes at some point. We also believe new board members may improve strategy for the company.(1)

Other key detractors from performance were Solera Holdings, Inc., Hibbett Sports, Inc., and SFX Entertainment, Inc.(1)

Solera Holdings, Inc. is a provider of software and services to the automobile insurance claims processing industry, as Solera Holdings, Inc. supplies critical information on auto repairs to insurance companies. Insurers depend on the information from Solera Holdings, Inc.’s databases, as it helps them reduce the cost of processing claims. In addition to its recurring revenue stream from existing insurance clients, we think Solera Holdings, Inc. could experience significant growth through international expansion, including expansion into emerging markets, which will likely favor this technology over current paper-based processes.(1)

Hibbett Sports, Inc. is a sporting goods retailer specializing in footwear, equipment and apparel. We like the company’s competitive positioning. Hibbett Sports, Inc. typically operates in smaller, less-populated areas of the U.S. where competition is limited, and we believe it can bring better selection than a local retailer. We also believe the company can grow square footage, and like that it has consistently been buying back shares.(1)

SFX Entertainment, Inc. is a producer of live events and entertainment connect focused on the electronic dance music (EDM) culture. EDM festivals are drawing hundreds of thousands of concert-goers around the globe with a passionate “millennial” fan base. We believe SFX Entertainment, Inc. can capitalize on sponsorship dollars that advertisers will be willing to pay to reach this very targeted and attractive demographic.(1)

Over the course of the past year, we’ve seen larger-than-normal movements for many stocks in reaction to missing or beating earnings expectations or other news about a company. We think the market has overreacted to both positive and negative news, but we have kept a patient approach with our companies, as demonstrated by our generally low turnover rate. Heading into 2015, we plan to deploy the same approach, using overly negative reactions to increase our position sizes in companies we believe are high-quality businesses, and using large bounces in a stock price to trim positions that are closer to our valuation targets.

Heading into the new year, valuations for small-cap stocks remain on the higher end of historical averages. Going forward, we would expect a lower aggregate return environment, and we would also expect earnings growth, rather than multiple expansion, to be the primary driver of future returns. We believe this investment backdrop could be beneficial for our relative performance. We have avoided many of the stocks that were driven by momentum in 2014, and believe these pockets of the market are due for multiple consolidations in the coming months or quarters. We also believe our focus on companies that have steadier, recurring earnings streams should be in favor in an environment where earnings growth is the primary driver of further stock price appreciation.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forcasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

39	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	99.0
Money Market Funds Less Net Liabilities	1.0

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. SS&C Technologies Holdings, Inc.	2.5
2. Rexnord Corp.	2.2
3. Solera Holdings, Inc.	2.1
4. Sensient Technologies Corp.	1.9
5. WESCO International, Inc.	1.9
6. Cadence Design Systems, Inc.	1.8
7. Sally Beauty Holdings, Inc.	1.7
8. Wolverine World Wide, Inc.	1.7
9. Belden, Inc.	1.7
10. Carter’s, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	32.2
Industrials	19.7
Health Care	19.2
Consumer Discretionary	14.2
Financials	7.4
Consumer Staples	2.5
Materials	1.9
Energy	1.9

99.0

40

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 99.0%		Shares	Value
CONSUMER DISCRETIONARY – 14.2%
Ascent Capital Group, Inc. Class A (Diversified Consumer Svs.)	(a)	11,528	$610,177
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	57,124	1,529,209
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	8,158	3,259,203
Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure)	(a)	119,008	3,320,323
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	112,688	1,230,373
Popeyes Louisiana Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	16,619	935,151
Manchester United PLC Class A (Media)	(a)	53,358	848,392
National CineMedia, Inc. (Media)		151,863	2,182,271
SFX Entertainment, Inc. (Media)	(a)	102,318	463,500
Hibbett Sports, Inc. (Specialty Retail)	(a)	63,740	3,086,928
Monro Muffler Brake, Inc. (Specialty Retail)		28,711	1,659,496
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	120,695	3,710,164
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		40,908	3,571,677
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		125,782	3,706,796

			30,113,660

CONSUMER STAPLES – 2.5%
Casey’s General Stores, Inc. (Food & Staples Retailing)		23,727	2,143,023
Diamond Foods, Inc. (Food Products)	(a)	781	22,048
IGI Laboratories, Inc. (Personal Products)	(a)	58,027	510,638
Ontex Group NV (Personal Products)	(a)(c)	90,781	2,605,089

			5,280,798

ENERGY – 1.9%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	19,170	1,470,914
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		56,032	2,545,534

			4,016,448

FINANCIALS – 7.4%
Bank of the Ozarks, Inc. (Banks)		34,715	1,316,393
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		32,389	1,636,616
Financial Engines, Inc. (Capital Markets)		26,543	970,147
FXCM, Inc. Class A (Capital Markets)		70,725	1,171,913
LPL Financial Holdings, Inc. (Capital Markets)		74,208	3,305,966
WisdomTree Investments, Inc. (Capital Markets)		90,065	1,411,769
MSCI, Inc. (Diversified Financial Svs.)		43,616	2,069,143
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		12,443	1,865,579
RE/MAX Holdings Inc. (Real Estate Mgmt. & Development)		19,241	659,004
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	69,699	1,281,765

			15,688,295

HEALTH CARE – 19.2%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	31,951	1,014,444
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	39,325	481,731
Chimerix, Inc. (Biotechnology)	(a)	27,371	1,101,956
Dyax Corp. (Biotechnology)	(a)	119,917	1,686,033
Insys Therapeutics, Inc. (Biotechnology)	(a)	35,611	1,501,360
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	115,923	1,775,940
Medivation, Inc. (Biotechnology)	(a)	8,186	815,407
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	29,035	1,038,582
OvaScience, Inc. (Biotechnology)	(a)	19,366	856,364
Puma Biotechnology, Inc. (Biotechnology)	(a)	3,824	723,768
Synageva BioPharma Corp. (Biotechnology)	(a)	11,222	1,041,289
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	144,200	2,204,818
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	9,841	722,625

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	50,570	$1,657,685
Masimo Corp. (Health Care Equip. & Supplies)	(a)	71,888	1,893,530
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	138,399	2,300,191
Quidel Corp. (Health Care Equip. & Supplies)	(a)	55,714	1,611,249
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	51,017	1,270,833
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	15,512	645,144
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	23,898	608,204
athenahealth, Inc. (Health Care Technology)	(a)	12,199	1,777,394
HMS Holdings Corp. (Health Care Technology)	(a)	43,390	917,265
Bio-Techne Corp. (Life Sciences Tools & Svs.)		20,398	1,884,775
Catalent, Inc. (Pharmaceuticals)	(a)	52,728	1,470,057
Concordia Healthcare Corp. (Pharmaceuticals)		24,489	985,420
Mallinckrodt PLC (Pharmaceuticals)	(a)	22,186	2,197,080
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	12,575	1,114,899
Pernix Therapeutics Holdings, Inc. (Pharmaceuticals)	(a)	80,271	753,745
Phibro Animal Health Corp. Class A (Pharmaceuticals)		47,692	1,504,683
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	47,611	1,653,054
Relypsa, Inc. (Pharmaceuticals)	(a)	46,494	1,432,015

			40,641,540

INDUSTRIALS – 19.7%
HEICO Corp. Class A (Aerospace & Defense)		67,656	3,204,188
Sparton Corp. (Aerospace & Defense)	(a)	23,873	676,561
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	59,536	2,267,131
A.O. Smith Corp. (Building Products)		44,560	2,513,630
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	35,520	437,962
SP Plus Corp. (Commercial Svs. & Supplies)	(a)	67,070	1,692,176
EnerSys (Electrical Equip.)		53,481	3,300,847
GrafTech International Ltd. (Electrical Equip.)	(a)	247,179	1,250,726
Polypore International, Inc. (Electrical Equip.)	(a)	17,336	815,659
Raven Industries, Inc. (Industrial Conglomerates)		21,984	549,600
CIRCOR International, Inc. (Machinery)		10,883	656,027
Kennametal, Inc. (Machinery)		96,045	3,437,451
Nordson Corp. (Machinery)		30,822	2,402,883
Rexnord Corp. (Machinery)	(a)	165,018	4,655,158
Wabtec Corp. (Machinery)		37,085	3,222,316
Corporate Executive Board Co. / The (Professional Svs.)		23,886	1,732,452
Paylocity Holding Corp. (Professional Svs.)	(a)	23,447	612,201
Landstar System, Inc. (Road & Rail)		14,028	1,017,451
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	23,487	1,823,531
Saia, Inc. (Road & Rail)	(a)	28,415	1,573,054
WESCO International, Inc. (Trading Companies & Distributors)	(a)	52,638	4,011,542

			41,852,546

INFORMATION TECHNOLOGY – 32.2%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		45,898	3,617,221
CTS Corp. (Electronic Equip., Instr. & Comp.)		136,181	2,428,107
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		43,400	1,349,306
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	22,780	1,612,141
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	43,269	933,745
Cimpress NV (Internet Software & Svs.)	(a)	21,076	1,577,328
CoStar Group, Inc. (Internet Software & Svs.)	(a)	6,899	1,266,863
Demandware, Inc. (Internet Software & Svs.)	(a)	12,852	739,504
Endurance International Group Holdings, Inc. (Internet Software & Svs.)	(a)	130,242	2,400,360
Envestnet, Inc. (Internet Software & Svs.)	(a)	28,594	1,405,109
HomeAway, Inc. (Internet Software & Svs.)	(a)	23,260	692,683
j2 Global, Inc. (Internet Software & Svs.)		35,646	2,210,052
Textura Corp. (Internet Software & Svs.)	(a)	27,083	771,053

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Zillow, Inc. Class A (Internet Software & Svs.)	(a)	9,809	$1,038,675
Blackhawk Network Holdings, Inc. Class B (IT Svs.)	(a)	38,655	1,456,907
Broadridge Financial Solutions, Inc. (IT Svs.)		72,870	3,365,137
Euronet Worldwide, Inc. (IT Svs.)	(a)	55,948	3,071,545
MAXIMUS, Inc. (IT Svs.)		40,085	2,198,261
WEX, Inc. (IT Svs.)	(a)	17,890	1,769,679
Atmel Corp. (Semiconductors & Equip.)	(a)	311,553	2,615,487
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	296,712	3,005,693
ACI Worldwide, Inc. (Software)	(a)	57,629	1,162,377
Advent Software, Inc. (Software)		56,633	1,735,235
Blackbaud, Inc. (Software)		59,615	2,578,945
Cadence Design Systems, Inc. (Software)	(a)	195,796	3,714,250
FleetMatics Group PLC (Software)	(a)	38,949	1,382,300
Guidewire Software, Inc. (Software)	(a)	25,003	1,265,902
NICE-Systems Ltd. – ADR (Software)		58,307	2,953,250
RealPage, Inc. (Software)	(a)	96,140	2,111,234
Solera Holdings, Inc. (Software)		85,220	4,361,560

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
SS&C Technologies Holdings, Inc. (Software)		91,101	$5,328,497
Tyler Technologies, Inc. (Software)	(a)	10,120	1,107,533
Stratasys Ltd. (Tech. Hardware, Storage & Periph.)	(a)	12,225	1,016,020

			68,241,959

MATERIALS – 1.9%
Sensient Technologies Corp. (Chemicals)		67,292	4,060,399

Total Common Stocks (Cost $187,754,342)			$209,895,645

Money Market Funds – 2.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		5,772,000	$5,772,000

Total Money Market Funds (Cost $5,772,000)			$5,772,000

Total Investments – 101.7% (Cost $193,526,342)	(d)		$215,667,645
Liabilities in Excess of Other Assets – (1.7)%			(3,523,725)

Net Assets – 100.0%			$212,143,920

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,230,373, or 0.6% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $2,605,089, or 1.2% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2014

Average Annual Returns
One year	11.51%
Five years	15.36%
Ten years	7.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Mid Cap Opportunity Portfolio returned 11.51% versus 11.90% for the current benchmark, the Russell Midcap Growth Index.

Positive stock selection in the Information Technology and Telecommunication Services sectors contributed to relative performance, while weak stock selection in the Industrials and Energy sectors detracted from relative performance.

Keurig Green Mountain, Inc., a leader in specialty coffee and coffeemakers, was a top contributor to relative performance during the period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a ten year agreement to develop Coke brand products for the Keurig Cold beverage system. The company has also benefited from recent exposure to the Starbucks, Dunkin, Folgers and Costco brands. Lastly, shareholders approved the company’s official name change to Keurig Green Mountain, Inc., recognizing the value that Keurig has brought to the overall franchise, and creating a powerful corporate identity. Overall, we believe that Keurig Green Mountain, Inc. continues to be well-positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically-focused management team.(1)

Tim Hortons, Inc. contributed to relative returns during the period. Its shares surged on the announcement that Burger King intends to acquire Tim Hortons, Inc. at a 30% premium. While surprising, in our view the merger makes strategic sense and validates our investment thesis that Tim Horton, Inc. is an attractive growth story and undervalued company. We decided to take profits and reallocate to higher conviction ideas.(1)

Weatherford International PLC, a multinational oilfield services company, detracted from returns during the period. Its shares declined sharply in connection with the sell-off in oil prices. We believe the company has a solid core business and is well positioned to increase its market share for the foreseeable future. In our view, Weatherford International PLC is well positioned to drive improved profitability and free cash flow generation through its restructuring process. We believe its shares are attractively valued and that the stock multiple should improve as it begins to execute on its turnaround initiatives.(1)

Offshore drilling and production equipment manufacturer, Dril-Quip, Inc., detracted from returns during the period. While the company reported solid fiscal second quarter results, it announced a lower-than-expected earnings outlook for the third quarter, which caused its shares to fall. We believe the market overreacted to the news and that the company is being characteristically conservative. Management also announced higher revenues and strong margins, which we believe indicate the company is well positioned to continue to produce high quality earnings over the long term.(1)

The top five performers were Keurig Green Mountain, Inc., Shire PLC, Vertex Pharmaceuticals, Inc., Medivation, Inc., and L Brands, Inc. The poorest performers were Weatherford International PLC, Whiting Petroleum Corp., Core Laboratories NV, Pandora Media, Inc., and Kennametal, Inc. The top contributors to returns were Keurig Green Mountain, Inc., Tim Hortons, Inc., CareFusion Corp., Sensata Technologies Holdings NV, and Shire PLC. The top five detractors from returns were Weatherford International PLC, Dril-Quip, Inc., Kennametal, Inc., Whiting Petroleum Corp., and Core Laboratories NV.(1)

As we enter 2015, we continue to believe U.S. equities have further upside potential, as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance. We believe that U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds remain, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic about the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. Gross Domestic Product (“GDP”), could benefit from the combination of low energy prices and a strong dollar. Furthermore, with strong GDP growth momentum from 2014, we believe that an acceleration in earnings growth could continue in the U.S., as the country is less exposed to weaker segments of the global economy due to its lower reliance on exports. Looking forward, we believe that as the U.S. economy improves, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity, rather than keeping excess cash on balance sheets. In our view, equity valuations are fair, considering the positive macro environment, and equities are inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment and we believe stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

43	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	98.3
Money Market Funds
Less Net Liabilities	1.7

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. W.W. Grainger, Inc.	2.5
2. Intercontinental Exchange, Inc.	2.5
3. Mylan, Inc.	2.5
4. Whole Foods Market, Inc.	2.4
5. CBRE Group, Inc.	2.2
6. Equinix, Inc.	2.1
7. Kate Spade & Co.	2.1
8. First Republic Bank	2.0
9. PVH Corp.	2.0
10. SBA Communications Corp. Class A	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	23.6
Industrials	14.4
Information Technology	14.4
Health Care	14.1
Financials	10.3
Consumer Staples	9.4
Energy	4.7
Materials	4.6
Telecommunication Services	2.8

98.3

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 98.3%		Shares	Value
CONSUMER DISCRETIONARY – 23.6%
BorgWarner, Inc. (Auto Components)		22,777	$1,251,596
Tesla Motors, Inc. (Automobiles)	(a)	3,260	725,057
LKQ Corp. (Distributors)	(a)	44,474	1,250,609
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,270	869,328
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	8,331	1,456,259
Toll Brothers, Inc. (Household Durables)	(a)	21,543	738,279
Netflix, Inc. (Internet & Catalog Retail)	(a)	2,531	864,615
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	8,904	664,773
Discovery Communications, Inc. Class A (Media)	(a)	19,983	688,414
Discovery Communications, Inc. Class C (Media)	(a)	19,983	673,827
Dollar General Corp. (Multiline Retail)	(a)	7,907	559,025
Five Below, Inc. (Specialty Retail)	(a)	31,330	1,279,204
L Brands, Inc. (Specialty Retail)		12,980	1,123,419
Restoration Hardware Holdings, Inc. (Specialty Retail)	(a)	8,591	824,822
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	11,598	1,482,688
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	56,337	1,803,347
PVH Corp. (Textiles, Apparel & Luxury Goods)		13,285	1,702,738
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	14,779	1,003,494
V.F. Corp. (Textiles, Apparel & Luxury Goods)		19,960	1,495,004

			20,456,498

CONSUMER STAPLES – 9.4%
Coca-Cola Enterprises, Inc. (Beverages)		24,221	1,071,053
Whole Foods Market, Inc. (Food & Staples Retailing)		41,908	2,113,001
Hain Celestial Group, Inc. / The (Food Products)	(a)	17,404	1,014,479
Keurig Green Mountain, Inc. (Food Products)		10,049	1,330,437
McCormick & Co., Inc. (Food Products)		20,343	1,511,485
TreeHouse Foods, Inc. (Food Products)	(a)	13,557	1,159,530

			8,199,985

ENERGY – 4.7%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	12,124	930,275
Weatherford International PLC (Energy Equip. & Svs.)	(a)	82,601	945,781
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	2,321	231,520
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		10,630	1,582,275
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	10,790	356,070

			4,045,921

FINANCIALS – 10.3%
First Republic Bank (Banks)		33,839	1,763,689
Navient Corp. (Consumer Finance)		66,694	1,441,257
SLM Corp. (Consumer Finance)		74,073	754,804
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		9,832	2,156,059
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	55,101	1,887,209
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	100,291	934,712

			8,937,730

HEALTH CARE – 14.1%
Alkermes PLC (Biotechnology)	(a)	9,393	550,054
Cepheid (Biotechnology)	(a)	21,680	1,173,755
Medivation, Inc. (Biotechnology)	(a)	6,016	599,254
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	9,317	1,106,860
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	2,034	1,075,864
Teleflex, Inc. (Health Care Equip. & Supplies)		5,525	634,380
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	8,121	1,105,674
Cerner Corp. (Health Care Technology)	(a)	15,006	970,288
HMS Holdings Corp. (Health Care Technology)	(a)	47,340	1,000,768

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		17,791	$728,364
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	3,820	1,155,397
Mylan, Inc. (Pharmaceuticals)	(a)	37,741	2,127,460

			12,228,118

INDUSTRIALS – 14.4%
Waste Connections, Inc. (Commercial Svs. & Supplies)		13,805	607,282
Quanta Services, Inc. (Construction & Engineering)	(a)	17,985	510,594
AMETEK, Inc. (Electrical Equip.)		24,485	1,288,646
Generac Holdings, Inc. (Electrical Equip.)	(a)	25,855	1,208,980
Hubbell, Inc. Class B (Electrical Equip.)		10,342	1,104,836
Sensata Technologies Holding NV (Electrical Equip.)	(a)	27,093	1,419,944
Flowserve Corp. (Machinery)		16,387	980,434
Graco, Inc. (Machinery)		19,115	1,532,641
Kansas City Southern (Road & Rail)		13,561	1,654,849
W.W. Grainger, Inc. (Trading Companies & Distributors)		8,542	2,177,270

			12,485,476

INFORMATION TECHNOLOGY – 14.4%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		26,116	1,405,302
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,152	410,373
Equinix, Inc. (Internet Software & Svs.)		8,049	1,824,950
LendingClub Corp. (Internet Software & Svs.)	(a)	8,635	218,466
LinkedIn Corp. (Internet Software & Svs.)	(a)	7,188	1,651,155
Pandora Media, Inc. (Internet Software & Svs.)	(a)	22,658	403,992
Twitter, Inc. (Internet Software & Svs.)	(a)	12,043	431,982
Fidelity National Information Services, Inc. (IT Svs.)		14,138	879,384
FleetCor Technologies, Inc. (IT Svs.)	(a)	9,971	1,482,787
Broadcom Corp. Class A (Semiconductors & Equip.)		9,894	428,707
Guidewire Software, Inc. (Software)	(a)	19,639	994,323
Red Hat, Inc. (Software)	(a)	16,704	1,154,915
ServiceNow, Inc. (Software)	(a)	17,227	1,168,852

			12,455,188

MATERIALS – 4.6%
Airgas, Inc. (Chemicals)		10,741	1,237,148
International Flavors & Fragrances, Inc. (Chemicals)		11,887	1,204,866
Sherwin-Williams Co. / The (Chemicals)		5,915	1,555,882

			3,997,896

TELECOMMUNICATION SERVICES – 2.8%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	14,324	707,324
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	15,342	1,699,280

			2,406,604

Total Common Stocks (Cost $68,831,253)			$85,213,416

Money Market Funds – 2.3%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		1,957,000	$1,957,000

Total Money Market Funds (Cost $1,957,000)			$1,957,000

Total Investments – 100.6% (Cost $70,788,253)	(b)		$87,170,416
Liabilities in Excess of Other Assets – (0.6)%			(498,412)

Net Assets – 100.0%			$86,672,004

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of December 31, 2014

Average Annual returns
One year	13.11%
Five years	14.90%
Ten years	7.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the S&P 500® Index Portfolio returned 13.11% versus 13.69% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return were Apple, Inc., Microsoft Corp., Berkshire Hathaway, Inc., Intel Corp., and Wells Fargo & Co. The largest detractors for the index were Exxon Mobil Corp., Amazon.com, Inc., General Electric Co., International Business Machines Corp., and Chevron Corp.(1)

2014 was a very positive year for equities, fueled by a very accommodating Federal Reserve. In 2014, we saw a continued improvement in the economy, an improvement in the housing market, and less public policy uncertainty. Multiples for the S&P 500 expanded in 2014, with the price to earnings ratio starting at 17.22 times at the end of 2013 to 18.25 times at the end of 2014, and net profit margins have continued to expand. Consumer sentiment continued to improve throughout 2014, as the unemployment rate fell from 6.97% at the end of 2013 to 5.70% at the end of 2014.

2015 should be another good year for equities. Low oil prices may continue to provide a tailwind to the economy, and to Gross Domestic Product growth, as the U.S. is a net importer of oil. However, net exporters of oil will be hurt. Quantitative easing is coming to an end in the U.S., with the Federal Reserve on pace to raise its policy rate late in 2015. We would expect equity gains to match earnings growth, which analysts are predicting to be around 6% to 8% for 2015.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

46	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	95.3
Exchange Traded Funds and Other Net Assets	4.7

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. SPDR S&P 500 ETF Trust	4.3
2. Apple, Inc.	3.4
3. Exxon Mobil Corp.	2.0
4. Microsoft Corp.	2.0
5. Johnson & Johnson	1.5
6. Berkshire Hathaway, Inc. Class B	1.4
7. Wells Fargo & Co.	1.4
8. General Electric Co.	1.3
9. Procter & Gamble Co. / The	1.3
10. JPMorgan Chase & Co.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	18.7
Financials	15.9
Health Care	13.6
Consumer Discretionary	11.6
Industrials	9.9
Consumer Staples	9.3
Energy	8.0
Utilities	3.1
Materials	3.0
Telecommunication Services	2.2

95.3

47

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 95.3%		Shares	Value
CONSUMER DISCRETIONARY – 11.6%
BorgWarner, Inc. (Auto Components)		4,600	$252,770
Delphi Automotive PLC (Auto Components)		6,000	436,320
Goodyear Tire & Rubber Co. / The (Auto Components)		5,600	159,992
Johnson Controls, Inc. (Auto Components)		13,500	652,590
Ford Motor Co. (Automobiles)		78,087	1,210,348
General Motors Co. (Automobiles)		27,400	956,534
Harley-Davidson, Inc. (Automobiles)		4,300	283,413
Genuine Parts Co. (Distributors)		3,100	330,367
H&R Block, Inc. (Diversified Consumer Svs.)		5,600	188,608
Carnival Corp. (Hotels, Restaurants & Leisure)		9,100	412,503
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	650	444,931
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,700	158,301
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,346	339,118
McDonald’s Corp. (Hotels, Restaurants & Leisure)		19,700	1,845,890
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		3,400	280,262
Starbucks Corp. (Hotels, Restaurants & Leisure)		15,200	1,247,160
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,600	291,852
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,460	210,970
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,600	238,016
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,900	648,365
D.R. Horton, Inc. (Household Durables)		6,700	169,443
Garmin Ltd. (Household Durables)		2,400	126,792
Harman International Industries, Inc. (Household Durables)		1,400	149,394
Leggett & Platt, Inc. (Household Durables)		2,800	119,308
Lennar Corp. Class A (Household Durables)		3,600	161,316
Mohawk Industries, Inc. (Household Durables)	(a)	1,300	201,968
Newell Rubbermaid, Inc. (Household Durables)		5,500	209,495
PulteGroup, Inc. (Household Durables)		6,750	144,855
Whirlpool Corp. (Household Durables)		1,555	301,266
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	7,700	2,389,695
Expedia, Inc. (Internet & Catalog Retail)		2,000	170,720
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,200	409,932
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,050	1,197,220
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,300	171,718
Hasbro, Inc. (Leisure Products)		2,300	126,477
Mattel, Inc. (Leisure Products)		6,900	213,520
Cablevision Systems Corp. Class A (Media)		4,400	90,816
CBS Corp. Class B (Media)		9,650	534,031
Comcast Corp. Class A (Media)		52,253	3,031,197
DIRECTV (Media)	(a)	10,200	884,340
Discovery Communications, Inc. Class A (Media)	(a)	3,000	103,350
Discovery Communications, Inc. Class C (Media)	(a)	5,500	185,460
Gannett Co., Inc. (Media)		4,600	146,878
Interpublic Group of Cos., Inc. / The (Media)		8,523	177,023
News Corp. Class A (Media)	(a)	10,075	158,077
Omnicom Group, Inc. (Media)		5,000	387,350
Scripps Networks Interactive, Inc. Class A (Media)		2,100	158,067
Time Warner Cable, Inc. (Media)		5,732	871,608
Time Warner, Inc. (Media)		16,966	1,449,236
Twenty-First Century Fox, Inc. Class A (Media)		37,600	1,444,028
Viacom, Inc. Class B (Media)		7,450	560,612
Walt Disney Co. / The (Media)		31,600	2,976,404
Dollar General Corp. (Multiline Retail)	(a)	6,200	438,340
Dollar Tree, Inc. (Multiline Retail)	(a)	4,200	295,596
Family Dollar Stores, Inc. (Multiline Retail)		1,900	150,499
Kohl’s Corp. (Multiline Retail)		4,100	250,264
Macy’s, Inc. (Multiline Retail)		6,976	458,672
Nordstrom, Inc. (Multiline Retail)		2,900	230,231
Target Corp. (Multiline Retail)		12,900	979,239
AutoNation, Inc. (Specialty Retail)	(a)	1,500	90,615
AutoZone, Inc. (Specialty Retail)	(a)	625	386,944

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,800	$289,446
Best Buy Co., Inc. (Specialty Retail)		5,875	229,007
CarMax, Inc. (Specialty Retail)	(a)	4,400	292,952
GameStop Corp. Class A (Specialty Retail)		2,200	74,360
Gap, Inc. / The (Specialty Retail)		5,450	229,499
Home Depot, Inc. / The (Specialty Retail)		26,700	2,802,699
L Brands, Inc. (Specialty Retail)		5,000	432,750
Lowe’s Cos., Inc. (Specialty Retail)		19,700	1,355,360
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,100	404,502
PetSmart, Inc. (Specialty Retail)		2,000	162,590
Ross Stores, Inc. (Specialty Retail)		4,300	405,318
Staples, Inc. (Specialty Retail)		13,000	235,560
Tiffany & Co. (Specialty Retail)		2,300	245,778
TJX Cos., Inc. / The (Specialty Retail)		14,000	960,120
Tractor Supply Co. (Specialty Retail)		2,800	220,696
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,000	70,260
Coach, Inc. (Textiles, Apparel & Luxury Goods)		5,600	210,336
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	900	99,666
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,200	315,420
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		14,200	1,365,330
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,700	217,889
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,200	222,192
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,400	230,860
V.F. Corp. (Textiles, Apparel & Luxury Goods)		7,000	524,300

			44,887,196

CONSUMER STAPLES – 9.3%
Brown-Forman Corp. Class B (Beverages)		3,175	278,892
Coca-Cola Co. / The (Beverages)		79,900	3,373,378
Coca-Cola Enterprises, Inc. (Beverages)		4,500	198,990
Constellation Brands, Inc. Class A (Beverages)	(a)	3,400	333,778
Dr Pepper Snapple Group, Inc. (Beverages)		3,900	279,552
Molson Coors Brewing Co. Class B (Beverages)		3,200	238,464
Monster Beverage Corp. (Beverages)	(a)	2,900	314,215
PepsiCo, Inc. (Beverages)		30,347	2,869,612
Costco Wholesale Corp. (Food & Staples Retailing)		8,900	1,261,575
CVS Health Corp. (Food & Staples Retailing)		23,220	2,236,318
Kroger Co. / The (Food & Staples Retailing)		10,000	642,100
Safeway, Inc. (Food & Staples Retailing)		4,700	165,064
Sysco Corp. (Food & Staples Retailing)		11,900	472,311
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	(a)	17,600	1,341,120
Wal-Mart Stores, Inc. (Food & Staples Retailing)		32,000	2,748,160
Whole Foods Market, Inc. (Food & Staples Retailing)		7,300	368,066
Archer-Daniels-Midland Co. (Food Products)		13,050	678,600
Campbell Soup Co. (Food Products)		3,600	158,400
ConAgra Foods, Inc. (Food Products)		8,600	312,008
General Mills, Inc. (Food Products)		12,200	650,626
Hershey Co. / The (Food Products)		3,000	311,790
Hormel Foods Corp. (Food Products)		2,700	140,670
J.M. Smucker Co. / The (Food Products)		2,100	212,058
Kellogg Co. (Food Products)		5,100	333,744
Keurig Green Mountain, Inc. (Food Products)		2,500	330,987
Kraft Foods Group, Inc. (Food Products)		11,925	747,221
McCormick & Co., Inc. (Food Products)		2,600	193,180
Mead Johnson Nutrition Co. (Food Products)		4,051	407,288
Mondelez International, Inc. Class A (Food Products)		34,076	1,237,811
Tyson Foods, Inc. Class A (Food Products)		5,900	236,531
Clorox Co. / The (Household Products)		2,600	270,946
Colgate-Palmolive Co. (Household Products)		17,400	1,203,906
Kimberly-Clark Corp. (Household Products)		7,600	878,104
Procter & Gamble Co. / The (Household Products)		54,822	4,993,736
Avon Products, Inc. (Personal Products)		8,800	82,632
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,500	342,900

48	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Altria Group, Inc. (Tobacco)		40,100	$1,975,727
Lorillard, Inc. (Tobacco)		7,291	458,896
Philip Morris International, Inc. (Tobacco)		31,500	2,565,675
Reynolds American, Inc. (Tobacco)		6,200	398,474

			36,243,505

ENERGY – 8.0%
Baker Hughes, Inc. (Energy Equip. & Svs.)		8,741	490,108
Cameron International Corp. (Energy Equip. & Svs.)	(a)	4,000	199,800
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,400	51,394
Ensco PLC Class A (Energy Equip. & Svs.)		4,800	143,760
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	4,700	220,148
Halliburton Co. (Energy Equip. & Svs.)		17,200	676,476
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,200	148,324
Nabors Industries Ltd. (Energy Equip. & Svs.)		5,900	76,582
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		8,700	570,111
Noble Corp. PLC (Energy Equip. & Svs.)		5,100	84,507
Schlumberger Ltd. (Energy Equip. & Svs.)		26,047	2,224,674
Transocean Ltd. (Energy Equip. & Svs.)		6,900	126,477
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		10,300	849,750
Apache Corp. (Oil, Gas & Consumable Fuels)		7,672	480,804
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		8,400	248,724
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		10,500	205,485
Chevron Corp. (Oil, Gas & Consumable Fuels)		38,338	4,300,757
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		1,800	190,800
ConocoPhillips (Oil, Gas & Consumable Fuels)		25,000	1,726,500
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		4,700	158,907
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		7,100	57,723
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,800	477,438
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		11,100	1,021,977
EQT Corp. (Oil, Gas & Consumable Fuels)		3,100	234,670
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		85,864	7,938,127
Hess Corp. (Oil, Gas & Consumable Fuels)		5,200	383,864
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		34,473	1,458,553
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		13,720	388,139
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,660	510,872
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3,400	171,768
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,800	75,936
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		7,300	346,239
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		15,700	1,265,577
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4,200	209,118
Phillips 66 (Oil, Gas & Consumable Fuels)		11,250	806,625
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,000	446,550
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		3,400	68,748
Range Resources Corp. (Oil, Gas & Consumable Fuels)		3,400	181,730
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	7,200	196,488
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		13,618	494,333
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,600	193,310
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,600	524,700
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		13,600	611,184

			31,237,757

FINANCIALS – 15.9%
Bank of America Corp. (Banks)		213,227	3,814,631
BB&T Corp. (Banks)		14,600	567,794
Citigroup, Inc. (Banks)		61,436	3,324,302
Comerica, Inc. (Banks)		3,600	168,624
Fifth Third Bancorp (Banks)		16,750	341,281
Huntington Bancshares, Inc. (Banks)		16,500	173,580

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
JPMorgan Chase & Co. (Banks)		75,843	$4,746,255
KeyCorp (Banks)		17,600	244,640
M&T Bank Corp. (Banks)		2,700	339,174
PNC Financial Services Group, Inc. / The (Banks)		10,642	970,870
Regions Financial Corp. (Banks)		27,875	294,360
SunTrust Banks, Inc. (Banks)		10,600	444,140
U.S. Bancorp (Banks)		36,290	1,631,235
Wells Fargo & Co. (Banks)		95,713	5,246,987
Zions Bancorporation (Banks)		4,100	116,891
Affiliated Managers Group, Inc. (Capital Markets)	(a)	1,100	233,464
Ameriprise Financial, Inc. (Capital Markets)		3,780	499,905
Bank of New York Mellon Corp. / The (Capital Markets)		22,811	925,442
BlackRock, Inc. (Capital Markets)		2,600	929,656
Charles Schwab Corp. / The (Capital Markets)		23,300	703,427
E*TRADE Financial Corp. (Capital Markets)	(a)	5,890	142,862
Franklin Resources, Inc. (Capital Markets)		8,000	442,960
Goldman Sachs Group, Inc. / The (Capital Markets)		8,250	1,599,097
Invesco Ltd. (Capital Markets)		8,700	343,824
Legg Mason, Inc. (Capital Markets)		2,000	106,740
Morgan Stanley (Capital Markets)		31,000	1,202,800
Northern Trust Corp. (Capital Markets)		4,500	303,300
State Street Corp. (Capital Markets)		8,500	667,250
T. Rowe Price Group, Inc. (Capital Markets)		5,300	455,058
American Express Co. (Consumer Finance)		18,000	1,674,720
Capital One Financial Corp. (Consumer Finance)		11,273	930,586
Discover Financial Services (Consumer Finance)		9,150	599,233
Navient Corp. (Consumer Finance)		8,300	179,363
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	36,991	5,554,199
CME Group, Inc. (Diversified Financial Svs.)		6,375	565,144
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2,332	511,384
Leucadia National Corp. (Diversified Financial Svs.)		6,400	143,488
McGraw Hill Financial, Inc. (Diversified Financial Svs.)		5,500	489,390
Moody’s Corp. (Diversified Financial Svs.)		3,700	354,497
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		2,400	115,104
ACE Ltd. (Insurance)		6,700	769,696
Aflac, Inc. (Insurance)		9,100	555,919
Allstate Corp. / The (Insurance)		8,500	597,125
American International Group, Inc. (Insurance)		28,395	1,590,404
Aon PLC (Insurance)		5,800	550,014
Assurant, Inc. (Insurance)		1,400	95,802
Chubb Corp. / The (Insurance)		4,800	496,656
Cincinnati Financial Corp. (Insurance)		2,966	153,728
Genworth Financial, Inc. Class A (Insurance)	(a)	10,100	85,850
Hartford Financial Services Group, Inc. / The (Insurance)		8,700	362,703
Lincoln National Corp. (Insurance)		5,286	304,844
Loews Corp. (Insurance)		6,061	254,683
Marsh & McLennan Cos., Inc. (Insurance)		11,000	629,640
MetLife, Inc. (Insurance)		23,000	1,244,070
Principal Financial Group, Inc. (Insurance)		5,500	285,670
Progressive Corp. / The (Insurance)		10,800	291,492
Prudential Financial, Inc. (Insurance)		9,300	841,278
Torchmark Corp. (Insurance)		2,575	139,488
Travelers Cos., Inc. / The (Insurance)		6,759	715,440
Unum Group (Insurance)		5,100	177,888
XL Group PLC (Insurance)		5,200	178,724
American Tower Corp. (Real Estate Investment Trusts)		8,000	790,800
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		2,973	110,447
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		2,631	429,879
Boston Properties, Inc. (Real Estate Investment Trusts)		3,100	398,939

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Crown Castle International Corp. (Real Estate Investment Trusts)		6,800	$535,160
Equity Residential (Real Estate Investment Trusts)		7,300	524,432
Essex Property Trust, Inc. (Real Estate Investment Trusts)		1,300	268,580
General Growth Properties, Inc. (Real Estate Investment Trusts)		12,700	357,251
HCP, Inc. (Real Estate Investment Trusts)		9,300	409,479
Health Care REIT, Inc. (Real Estate Investment Trusts)		6,600	499,422
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		15,402	366,106
Iron Mountain, Inc. (Real Estate Investment Trusts)		3,828	147,990
Kimco Realty Corp. (Real Estate Investment Trusts)		8,300	208,662
Macerich Co. / The (Real Estate Investment Trusts)		2,900	241,889
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		3,600	154,044
Prologis, Inc. (Real Estate Investment Trusts)		10,139	436,281
Public Storage (Real Estate Investment Trusts)		2,900	536,065
Simon Property Group, Inc. (Real Estate Investment Trusts)		6,262	1,140,373
Ventas, Inc. (Real Estate Investment Trusts)		6,000	430,200
Vornado Realty Trust (Real Estate Investment Trusts)		3,493	411,161
Weyerhaeuser Co. (Real Estate Investment Trusts)		10,663	382,695
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	5,700	195,225
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		9,800	99,176
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		6,200	94,116

			61,587,143

HEALTH CARE – 13.6%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,000	740,120
Amgen, Inc. (Biotechnology)		15,406	2,454,022
Biogen Idec, Inc. (Biotechnology)	(a)	4,745	1,610,690
Celgene Corp. (Biotechnology)	(a)	16,200	1,812,132
Gilead Sciences, Inc. (Biotechnology)	(a)	30,600	2,884,356
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,500	615,375
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,900	582,120
Abbott Laboratories (Health Care Equip. & Supplies)		30,500	1,373,110
Baxter International, Inc. (Health Care Equip. & Supplies)		11,000	806,190
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,900	542,724
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	26,903	356,465
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	4,150	246,261
Covidien PLC (Health Care Equip. & Supplies)		9,200	940,976
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,500	249,930
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,900	154,483
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	2,200	280,236
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	725	383,481
Medtronic, Inc. (Health Care Equip. & Supplies)		20,000	1,444,000
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		5,800	377,174
Stryker Corp. (Health Care Equip. & Supplies)		6,100	575,413
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	2,000	173,020
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)		3,470	393,567
Aetna, Inc. (Health Care Providers & Svs.)		7,154	635,490
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,200	378,672
Anthem, Inc. (Health Care Providers & Svs.)		5,500	691,185
Cardinal Health, Inc. (Health Care Providers & Svs.)		6,700	540,891

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Cigna Corp. (Health Care Providers & Svs.)		5,300	$545,423
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	3,500	265,090
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	14,878	1,259,720
Humana, Inc. (Health Care Providers & Svs.)		3,100	445,253
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,700	183,430
McKesson Corp. (Health Care Providers & Svs.)		4,700	975,626
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,700	81,770
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,900	194,474
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	2,012	101,948
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		19,500	1,971,255
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		1,800	200,268
Cerner Corp. (Health Care Technology)	(a)	6,200	400,892
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		6,800	278,392
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2,300	100,579
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		8,100	1,014,849
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,700	191,624
AbbVie, Inc. (Pharmaceuticals)		32,300	2,113,712
Actavis PLC (Pharmaceuticals)	(a)	5,420	1,395,162
Allergan, Inc. (Pharmaceuticals)		6,000	1,275,540
Bristol-Myers Squibb Co. (Pharmaceuticals)		33,669	1,987,481
Eli Lilly & Co. (Pharmaceuticals)		19,900	1,372,901
Hospira, Inc. (Pharmaceuticals)	(a)	3,410	208,862
Johnson & Johnson (Pharmaceuticals)		56,800	5,939,576
Mallinckrodt PLC (Pharmaceuticals)	(a)	2,400	237,672
Merck & Co., Inc. (Pharmaceuticals)		57,794	3,282,121
Mylan, Inc. (Pharmaceuticals)	(a)	7,600	428,412
Perrigo Co. PLC (Pharmaceuticals)		2,900	484,764
Pfizer, Inc. (Pharmaceuticals)		127,810	3,981,281
Zoetis, Inc. (Pharmaceuticals)		10,200	438,906

			52,599,066

INDUSTRIALS – 9.9%
Boeing Co. / The (Aerospace & Defense)		13,400	1,741,732
General Dynamics Corp. (Aerospace & Defense)		6,400	880,768
Honeywell International, Inc. (Aerospace & Defense)		15,900	1,588,728
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,700	214,557
Lockheed Martin Corp. (Aerospace & Defense)		5,400	1,039,878
Northrop Grumman Corp. (Aerospace & Defense)		4,100	604,299
Precision Castparts Corp. (Aerospace & Defense)		2,900	698,552
Raytheon Co. (Aerospace & Defense)		6,300	681,471
Rockwell Collins, Inc. (Aerospace & Defense)		2,700	228,096
Textron, Inc. (Aerospace & Defense)		5,600	235,816
United Technologies Corp. (Aerospace & Defense)		17,200	1,978,000
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,000	224,670
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,900	173,979
FedEx Corp. (Air Freight & Logistics)		5,300	920,398
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,100	1,567,497
Delta Air Lines, Inc. (Airlines)		17,000	836,230
Southwest Airlines Co. (Airlines)		13,800	584,016
Allegion PLC (Building Products)		1,900	105,374
Masco Corp. (Building Products)		7,200	181,440
ADT Corp. / The (Commercial Svs. & Supplies)		3,550	128,617
Cintas Corp. (Commercial Svs. & Supplies)		2,000	156,880
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		4,100	99,917
Republic Services, Inc. (Commercial Svs. & Supplies)		5,080	204,470

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,700	$222,836
Tyco International PLC (Commercial Svs. & Supplies)		8,500	372,810
Waste Management, Inc. (Commercial Svs. & Supplies)		8,600	441,352
Fluor Corp. (Construction & Engineering)		3,200	194,016
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,600	116,194
Quanta Services, Inc. (Construction & Engineering)	(a)	4,400	124,916
AMETEK, Inc. (Electrical Equip.)		5,000	263,150
Eaton Corp. PLC (Electrical Equip.)		9,636	654,863
Emerson Electric Co. (Electrical Equip.)		14,100	870,393
Rockwell Automation, Inc. (Electrical Equip.)		2,800	311,360
3M Co. (Industrial Conglomerates)		13,000	2,136,160
Danaher Corp. (Industrial Conglomerates)		12,400	1,062,804
General Electric Co. (Industrial Conglomerates)		203,600	5,144,972
Roper Industries, Inc. (Industrial Conglomerates)		2,000	312,700
Caterpillar, Inc. (Machinery)		12,300	1,125,819
Cummins, Inc. (Machinery)		3,400	490,178
Deere & Co. (Machinery)		7,300	645,831
Dover Corp. (Machinery)		3,400	243,848
Flowserve Corp. (Machinery)		2,800	167,524
Illinois Tool Works, Inc. (Machinery)		7,300	691,310
Ingersoll-Rand PLC (Machinery)		5,400	342,306
Joy Global, Inc. (Machinery)		2,000	93,040
PACCAR, Inc. (Machinery)		7,212	490,488
Pall Corp. (Machinery)		2,200	222,662
Parker-Hannifin Corp. (Machinery)		3,000	386,850
Pentair PLC (Machinery)		3,803	252,595
Snap-on, Inc. (Machinery)		1,200	164,088
Stanley Black & Decker, Inc. (Machinery)		3,147	302,364
Xylem, Inc. (Machinery)		3,700	140,859
Dun & Bradstreet Corp. / The (Professional Svs.)		700	84,672
Equifax, Inc. (Professional Svs.)		2,400	194,088
Nielsen NV (Professional Svs.)		6,600	295,218
Robert Half International, Inc. (Professional Svs.)		2,800	163,464
CSX Corp. (Road & Rail)		20,200	731,846
Kansas City Southern (Road & Rail)		2,200	268,466
Norfolk Southern Corp. (Road & Rail)		6,300	690,543
Ryder System, Inc. (Road & Rail)		1,100	102,135
Union Pacific Corp. (Road & Rail)		18,000	2,144,340
Fastenal Co. (Trading Companies & Distributors)		5,500	261,580
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,000	204,020
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,200	305,868

			38,509,913

INFORMATION TECHNOLOGY – 18.7%
Cisco Systems, Inc. (Communications Equip.)		103,700	2,884,416
F5 Networks, Inc. (Communications Equip.)	(a)	1,500	195,698
Harris Corp. (Communications Equip.)		2,100	150,822
Juniper Networks, Inc. (Communications Equip.)		7,800	174,096
Motorola Solutions, Inc. (Communications Equip.)		4,314	289,383
QUALCOMM, Inc. (Communications Equip.)		33,700	2,504,921
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,300	339,003
Corning, Inc. (Electronic Equip., Instr. & Comp.)		26,000	596,180
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,900	93,699
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		8,200	518,650
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,600	226,656
eBay, Inc. (Internet Software & Svs.)	(a)	22,900	1,285,148
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	42,400	3,308,048
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,775	3,064,561
Google, Inc. Class C (Internet Software & Svs.)	(a)	5,775	3,039,960
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,200	125,400
Yahoo!, Inc. (Internet Software & Svs.)	(a)	17,900	904,129

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Accenture PLC Class A (IT Svs.)		12,700	$1,134,237
Alliance Data Systems Corp. (IT Svs.)	(a)	1,300	371,865
Automatic Data Processing, Inc. (IT Svs.)		9,800	817,026
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	12,300	647,718
Computer Sciences Corp. (IT Svs.)		2,800	176,540
Fidelity National Information Services, Inc. (IT Svs.)		5,800	360,760
Fiserv, Inc. (IT Svs.)	(a)	4,900	347,753
International Business Machines Corp. (IT Svs.)		18,650	2,992,206
MasterCard, Inc. Class A (IT Svs.)		19,900	1,714,584
Paychex, Inc. (IT Svs.)		6,600	304,722
Teradata Corp. (IT Svs.)	(a)	3,100	135,408
Total System Services, Inc. (IT Svs.)		3,377	114,683
Visa, Inc. (IT Svs.)		9,900	2,595,780
Western Union Co. / The (IT Svs.)		10,647	190,688
Xerox Corp. (IT Svs.)		21,802	302,176
Altera Corp. (Semiconductors & Equip.)		6,200	229,028
Analog Devices, Inc. (Semiconductors & Equip.)		6,300	349,776
Applied Materials, Inc. (Semiconductors & Equip.)		24,700	615,524
Avago Technologies Ltd. (Semiconductors & Equip.)		5,100	513,009
Broadcom Corp. Class A (Semiconductors & Equip.)		10,950	474,464
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,550	69,122
Intel Corp. (Semiconductors & Equip.)		98,000	3,556,420
KLA-Tencor Corp. (Semiconductors & Equip.)		3,300	232,056
Lam Research Corp. (Semiconductors & Equip.)		3,225	255,872
Linear Technology Corp. (Semiconductors & Equip.)		4,800	218,880
Microchip Technology, Inc. (Semiconductors & Equip.)		4,100	184,951
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	21,800	763,218
NVIDIA Corp. (Semiconductors & Equip.)		10,500	210,525
Texas Instruments, Inc. (Semiconductors & Equip.)		21,400	1,144,151
Xilinx, Inc. (Semiconductors & Equip.)		5,400	233,766
Adobe Systems, Inc. (Software)	(a)	9,600	697,920
Autodesk, Inc. (Software)	(a)	4,600	276,276
CA, Inc. (Software)		6,500	197,925
Citrix Systems, Inc. (Software)	(a)	3,300	210,540
Electronic Arts, Inc. (Software)	(a)	6,300	296,195
Intuit, Inc. (Software)		5,800	534,702
Microsoft Corp. (Software)		167,200	7,766,440
Oracle Corp. (Software)		65,600	2,950,032
Red Hat, Inc. (Software)	(a)	3,800	262,732
salesforce.com, Inc. (Software)	(a)	11,900	705,789
Symantec Corp. (Software)		13,994	359,016
Apple, Inc. (Tech. Hardware, Storage & Periph.)		118,900	13,124,182
EMC Corp. (Tech. Hardware, Storage & Periph.)		41,300	1,228,262
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		37,800	1,516,914
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,300	261,135
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		4,500	440,910
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		6,600	438,900
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		4,400	487,080

			72,712,628

MATERIALS – 3.0%
Air Products & Chemicals, Inc. (Chemicals)		3,900	562,497
Airgas, Inc. (Chemicals)		1,400	161,252
CF Industries Holdings, Inc. (Chemicals)		1,000	272,540
Dow Chemical Co. / The (Chemicals)		22,500	1,026,225
Eastman Chemical Co. (Chemicals)		3,000	227,580
Ecolab, Inc. (Chemicals)		5,500	574,860
E.I. du Pont de Nemours & Co. (Chemicals)		18,400	1,360,496
FMC Corp. (Chemicals)		2,700	153,981
International Flavors & Fragrances, Inc. (Chemicals)		1,600	162,176
LyondellBasell Industries NV Class A (Chemicals)		8,400	666,876
Monsanto Co. (Chemicals)		9,786	1,169,133
Mosaic Co. / The (Chemicals)		6,400	292,160
PPG Industries, Inc. (Chemicals)		2,800	647,220

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Praxair, Inc. (Chemicals)		5,900	$764,404
Sherwin-Williams Co. / The (Chemicals)		1,700	447,168
Sigma-Aldrich Corp. (Chemicals)		2,400	329,448
Martin Marietta Materials, Inc. (Construction Materials)		1,300	143,416
Vulcan Materials Co. (Construction Materials)		2,700	177,471
Avery Dennison Corp. (Containers & Packaging)		1,800	93,384
Ball Corp. (Containers & Packaging)		2,800	190,876
MeadWestvaco Corp. (Containers & Packaging)		3,400	150,926
Owens-Illinois, Inc. (Containers & Packaging)	(a)	3,300	89,067
Sealed Air Corp. (Containers & Packaging)		4,300	182,449
Alcoa, Inc. (Metals & Mining)		23,900	377,381
Allegheny Technologies, Inc. (Metals & Mining)		2,200	76,494
Freeport-McMoRan, Inc. (Metals & Mining)		21,052	491,775
Newmont Mining Corp. (Metals & Mining)		10,100	190,890
Nucor Corp. (Metals & Mining)		6,500	318,825
International Paper Co. (Paper & Forest Products)		8,600	460,788

			11,761,758

TELECOMMUNICATION SERVICES – 2.2%
AT&T, Inc. (Diversified Telecom. Svs.)		105,178	3,532,929
CenturyLink, Inc. (Diversified Telecom. Svs.)		11,572	458,020
Frontier Communications Corp. (Diversified Telecom. Svs.)		20,341	135,674
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	5,700	281,466
Verizon Communications, Inc. (Diversified Telecom. Svs.)		84,200	3,938,876
Windstream Holdings, Inc. (Diversified Telecom. Svs.)		12,196	100,495

			8,447,460

UTILITIES – 3.1%
American Electric Power Co., Inc. (Electric Utilities)		9,900	601,128
Duke Energy Corp. (Electric Utilities)		14,343	1,198,214
Edison International (Electric Utilities)		6,600	432,168
Entergy Corp. (Electric Utilities)		3,700	323,676
Exelon Corp. (Electric Utilities)		17,390	644,821
FirstEnergy Corp. (Electric Utilities)		8,534	332,741

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
NextEra Energy, Inc. (Electric Utilities)		8,900	$945,981
Northeast Utilities (Electric Utilities)		6,400	342,528
Pepco Holdings, Inc. (Electric Utilities)		5,100	137,343
Pinnacle West Capital Corp. (Electric Utilities)		2,200	150,282
PPL Corp. (Electric Utilities)		13,500	490,455
Southern Co. / The (Electric Utilities)		18,200	893,802
Xcel Energy, Inc. (Electric Utilities)		10,300	369,976
AGL Resources, Inc. (Gas Utilities)		2,386	130,061
AES Corp. (Ind. Power & Renewable Elec.)		13,300	183,141
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6,900	185,955
Ameren Corp. (Multi-Utilities)		4,900	226,037
CenterPoint Energy, Inc. (Multi-Utilities)		8,700	203,841
CMS Energy Corp. (Multi-Utilities)		5,600	194,600
Consolidated Edison, Inc. (Multi-Utilities)		5,900	389,459
Dominion Resources, Inc. (Multi-Utilities)		11,800	907,420
DTE Energy Co. (Multi-Utilities)		3,600	310,932
Integrys Energy Group, Inc. (Multi-Utilities)		1,612	125,494
NiSource, Inc. (Multi-Utilities)		6,400	271,488
PG&E Corp. (Multi-Utilities)		9,600	511,104
Public Service Enterprise Group, Inc. (Multi-Utilities)		10,300	426,523
SCANA Corp. (Multi-Utilities)		2,900	175,160
Sempra Energy (Multi-Utilities)		4,700	523,392
TECO Energy, Inc. (Multi-Utilities)		4,800	98,352
Wisconsin Energy Corp. (Multi-Utilities)		4,600	242,604

			11,968,678

Total Common Stocks (Cost $228,966,545)			$369,955,104

Exchange Traded Funds – 4.3%		Shares	Value
SPDR S&P 500 ETF Trust		81,775	$16,804,763

Total Exchange Traded Funds (Cost $16,371,604)			$16,804,763

Total Investments – 99.6% (Cost $245,338,149)	(b)		$386,759,867
Other Assets in Excess of Liabilities – 0.4%			1,444,270

Net Assets – 100.0%			$388,204,137

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

52

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in high dividend yielding common stocks, with dividend growth potential.

Performance as of December 31, 2014

Average Annual returns
One year	12.41%
Five years	13.24%
Ten years	5.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Strategic Value Portfolio returned 12.41% versus 15.36% for the current benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Regardless of market conditions, the Portfolio’s principles remain unchanged, as it continues to focus on providing investors with a high and rising income stream, while also targeting lower downside risk. The Portfolio finished the year with a gross weighted average yield of 4.2%. The Portfolio’s yield not only exceeded the 3.4% yield of the DJSDI, a proxy of the domestic dividend-paying universe, but it was also above that of the S&P 500 Index (2.0%), and greater than the yield of the 10-Year U.S. Treasury bond (2.2%). In addition to its high yield, the Portfolio experienced 43 dividend increases from 37 of its holdings during 2014. Some of the more notable dividend raises during the year came from PepsiCo, Inc., Lorillard, Inc., The Coca-Cola Co., Altria Group, Inc., The Procter & Gamble Co., Chevron Corp., and The Williams Cos., Inc. Of these names, PepsiCo, Inc. and The Coca-Cola Co. have paid consecutive dividends each year for more than 50 years and General Mills, Inc., The Procter & Gamble Co. and Chevron Corp. have paid consecutive dividends for more than 100 years. Additionally, Vodafone Group PLC issued a special dividend, valued at about $17.34 per Vodafone Group PLC ADR share, consisting of Verizon stock and cash. Touted as the largest special dividend in history, this special distribution added about 1.8% to the overall yield of the Portfolio for the period (the impact of such one-time special dividends is excluded from the Portfolio’s weighted average dividend yield of 4.2% stated above).(1)

The Portfolio primarily invests in high yield, low beta, large cap, high quality holdings, which are representative of a dividend-oriented strategy. From an absolute perspective, the strongest contributors to performance were Consumer Staples, Utilities, and Real Estate Investment Trusts (“REITs”), which posted returns of 20.7%, 23.5%, and 36.8% for the period, respectively. Notable performers included Health Care REIT, Inc., American Electric Power Co., Inc., Reynolds American, Inc., Altria Group, Inc. and Realty Income Corp.(1)

The Portfolio’s five best performing securities were Health Care REIT, Inc., up 48.5%, Digital Realty Trust, Inc., up 42.6%, AstraZeneca

PLC, up 36.1%, Reynolds American, Inc., up 34.5%, and Altria Group, Inc., up 34.5%.(1)

To the detriment of the Portfolio, negative total returns were noted in the Energy and Consumer Discretionary sectors, which returned -1.0% and -0.1%, respectively. The Portfolio’s holdings in the Energy sector were the largest negative contributors, driven by the recent drop in oil prices. The sole holding within Consumer Discretionary, McDonald’s Corp., did not participate in the broad market advance due to near-term headwinds related to weakened foreign currencies and pressure on its U.S. segment, as consumers migrated toward healthier eating options. Other laggards included BP PLC, down 16.2%, GlaxoSmithKline PLC, down 14.9%, and Total SA, down 11.7%.(1)

The Portfolio’s five worst performing securities were BP PLC, down 16.2%, GlaxoSmithKline PLC, down 14.9%, Vodafone Group PLC, down 12.3%, Total SA, down 11.7%, and Chevron Corp., down 7.0%.(1)

Of note, the Portfolio achieved its absolute total return target while exposing its investors to a notably lower level of risk as evidenced by its low beta of 0.67 (Wilshire 3-year beta versus the S&P calculated using the monthly return).(1)

During the period, the DJSDI experienced its highest returns from the Utilities (30.8%), Information Technology (29.6%) and Health Care (19.7%) sectors. On a relative basis, the Portfolio’s highest contribution came from the strong performance in REITs within the Financials sector. The Portfolio’s 8.0% REIT exposure posted a return of 36.8%, compared to an average return of 6.6% for the Financials holdings of the benchmark. Notable performers included Health Care REIT, Inc., up 48.5% and Digital Realty Trust, Inc., up 42.6%. As the Portfolio’s largest sector position, Consumer Staples contributed significantly to relative performance, as the Portfolio’s sector holdings posted an average return of 20.7%, versus a 12.0% sector return in the benchmark. The returns in Consumer Staples came from the Portfolio’s tobacco investments, including Reynolds American, Inc., up 34.5%, and Altria Group, Inc., up 34.5%.(1)

Areas of weakness, which led to the Portfolio’s underperformance relative to the DJSDI, were Utilities and Telecommunication Services. The DJSDI benefitted from the strong quarterly performance of Utilities stocks, since the benchmark had a 35.1% weight in that particular sector. This large concentration significantly exceeded the Portfolio’s 16.2% weighting in Utilities. This underweight was the largest sector allocation detractor, costing the portfolio 286 basis points of relative return. The DJSDI’s relative outperformance in Telecommunication Services was driven by CenturyLink, Inc. The company’s stock price recovered after enduring a notable selloff in 2013 that was triggered by a surprise dividend cut. The Portfolio was further hampered within Telecommunication Services by Vodafone Group PLC, down 12.3%, as the company gave back some of the strong gains that occurred following the company’s announcement on September 2, 2013. That particular announcement detailed Vodafone Group PLC’s intent to sell its stake in Verizon Wireless to Verizon and then distribute an important portion of the proceeds to its shareholders.(1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends. That said, the holdings of the Portfolio have changed modestly. Changes to sector exposures included a 9.9% decrease in Health Care, a 4.6% increase in Consumer Staples and a 4.1% increase in Financials. The Health Care weight decreased from 18.5% to 8.6% as positions in AstraZeneca PLC and AbbVie, Inc. were sold due to news of possible merger and acquisition activity. Bristol-Myers Squibb Co. and Eli

53	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Lilly & Co. were eliminated as well, because notable advances in their stock prices surpassed the underlying dividend growth trajectories for each company, putting downward pressure on their dividend yields. The Portfolio’s Financials exposure was increased by 4.1%, as existing positions were bolstered for two REITs, Ventas, Inc. and HCP, Inc. There was also one new name, Kinder Morgan, Inc., that was added to the Portfolio in 2014. Kinder Morgan, Inc. possesses a progressive dividend policy, evidenced by its commitment to grow its dividend by 10% per year through 2020.(1)

2014 was a strong year for stocks, as the market repeatedly surpassed new highs despite investor concerns about a slowing U.S. housing market, Ebola, Russian sanctions and, most recently, a confirmed Japanese recession and a weakening Eurozone. Undeterred by the economic environment, the Portfolio seeks to provide an investor with dependable, rising dividend income, the opportunity to achieve superior long-term total returns, and a strategy that largely abstains from the cyclicality of the market. With uncertainty seemingly rising as oil prices have tumbled and international worries have intensified, the Portfolio will strive to provide an unwavering, lower risk investment approach that can address a variety of investor needs, both in the short-term and the long-term.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	97.4
Money Market Funds and Other Net Assets	2.6

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

		% of Net Assets
1.	Altria Group, Inc.	4.5
2.	Reynolds American, Inc.	4.3
3.	Kraft Foods Group, Inc.	4.2
4.	AT&T, Inc.	4.0
5.	Verizon Communications, Inc.	4.0
6.	Philip Morris International, Inc.	3.8
7.	McDonald’s Corp.	3.8
8.	GlaxoSmithKline PLC	3.7
9.	Duke Energy Corp.	3.5
10.	Royal Dutch Shell PLC	3.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	30.5
Energy	17.4
Utilities	15.2
Telecommunication Services	12.9
Financials	9.1
Health Care	8.5
Consumer Discretionary	3.8

97.4

54

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 97.4%		Shares	Value
CONSUMER DISCRETIONARY – 3.8%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		135,145	$12,663,086

CONSUMER STAPLES – 30.5%
Coca-Cola Co. / The (Beverages)		119,450	5,043,179
PepsiCo, Inc. (Beverages)		36,700	3,470,352
General Mills, Inc. (Food Products)		97,100	5,178,343
Kellogg Co. (Food Products)		54,075	3,538,668
Kraft Foods Group, Inc. (Food Products)		222,730	13,956,262
Unilever PLC (Food Products)	(a)	215,600	8,759,453
Kimberly-Clark Corp. (Household Products)		78,475	9,067,002
Procter & Gamble Co. / The (Household Products)		115,350	10,507,231
Altria Group, Inc. (Tobacco)		304,600	15,007,642
Philip Morris International, Inc. (Tobacco)		157,045	12,791,315
Reynolds American, Inc. (Tobacco)		221,720	14,249,944

			101,569,391

ENERGY – 17.4%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,220,300	7,745,961
Chevron Corp. (Oil, Gas & Consumable Fuels)		75,680	8,489,782
ConocoPhillips (Oil, Gas & Consumable Fuels)		121,155	8,366,964
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		137,390	5,812,971
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	321,220	11,098,513
Total SA (Oil, Gas & Consumable Fuels)	(a)	152,420	7,808,805
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		190,150	8,545,341

			57,868,337

FINANCIALS – 9.1%
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		85,700	5,681,910
HCP, Inc. (Real Estate Investment Trusts)		155,190	6,833,016
Health Care REIT, Inc. (Real Estate Investment Trusts)		93,500	7,075,145
Realty Income Corp. (Real Estate Investment Trusts)		80,800	3,854,968
Ventas, Inc. (Real Estate Investment Trusts)		97,530	6,992,901

			30,437,940

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 8.5%
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	567,156	$12,167,559
Johnson & Johnson (Pharmaceuticals)		51,860	5,423,000
Merck & Co., Inc. (Pharmaceuticals)		187,900	10,670,841

			28,261,400

TELECOMMUNICATION SERVICES – 12.9%
AT&T, Inc. (Diversified Telecom. Svs.)		400,010	13,436,336
BCE, Inc. (Diversified Telecom. Svs.)		142,280	6,524,943
Verizon Communications, Inc. (Diversified Telecom. Svs.)		283,601	13,266,855
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		279,893	9,563,944

			42,792,078

UTILITIES – 15.2%
American Electric Power Co., Inc. (Electric Utilities)		74,600	4,529,712
Duke Energy Corp. (Electric Utilities)		139,906	11,687,747
PPL Corp. (Electric Utilities)		251,900	9,151,527
Southern Co. / The (Electric Utilities)		194,860	9,569,575
Dominion Resources, Inc. (Multi-Utilities)		61,225	4,708,203
National Grid PLC (Multi-Utilities)	(a)	768,900	10,910,164

			50,556,928

Total Common Stocks (Cost $294,813,183)			$324,149,160

Money Market Funds – 1.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,605,000	$3,605,000

Total Money Market Funds (Cost $3,605,000)			$3,605,000

Total Investments – 98.5% (Cost $298,418,183)	(b)		$327,754,160
Other Assets in Excess of Liabilities – 1.5%			4,856,745

Net Assets – 100.0%			$332,610,905

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $58,490,455, or 17.6% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2014

Average Annual returns
One year	2.77%
Five years	8.63%
Ten years	7.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the High Income Bond Portfolio returned 2.77% versus 2.46% for the current benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“BCHY2%”).

The total return for the high yield market for the twelve month reporting period was modest on an absolute basis and disappointing on a relative basis. For example, the BCHY2%, returned 2.46%, underperforming the Barclays Capital U.S. Aggregate Bond Index, a measure of high quality bond performance, which returned 5.97% for the period. The main factor that negatively impacted the high yield market during the period was an approximate 42% decline in the price of oil and its impact on the performance of the Energy sector. At the beginning of the period, the Energy component made up 14.27% of the BCHY2%, which can be divided into four subsectors: Independents (7.58%), Oil Field Services (2.36%), Refining (0.42%) and Midstream (3.91%). The two subsectors of the total Energy sector most directly impacted by the fall in the price of oil were Independents and Oil Field Services, which generated total returns of -12.01% and -16.08%, respectively, for the twelve month period. The oil price decline was so dominant that it offset factors that would have normally resulted in very strong performance for high yield securities – strong economic growth, surging stock prices, strong employment growth and rising consumer confidence to name a few. The impact of the Energy sector on the overall market is illustrated by the increase in credit spreads between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities, which widened from 436 basis points on December 31, 2013 to 564 basis points on December 31, 2014.

Within the high-yield market, major industry sectors that substantially outperformed the overall BCHY2% included: wireline telecommunications, midstream, electric utilities, cable/satellites and pharmaceuticals. Major industry sectors that substantially underperformed the overall BCHY2% included: energy, gaming, metals & mining, chemicals and consumer products. From a credit quality perspective, the higher quality BB-rated sector led the way with a return of 5.37%, followed by the B-rated and CCC-rated sectors, which returned 1.48% and 1.11%, respectively.

The Portfolio was positively impacted by its underweight to the poor-performing energy and metals & mining industry sectors. The Portfolio was also positively impacted by its overweight to the outperforming food & beverage, health care, media/entertainment and packaging sectors. The Portfolio was negatively impacted by its underweight in the strong-performing electric utility, pharmaceuticals, home construction, financial institutions and wireline communication sectors. The Portfolio was positively impacted by strong security selection in the gaming, metals & mining, industrial – other and services industry sectors relative to the BCHY2%.

Specific Portfolio holdings that substantially outperformed the BCHY2% included: Nuveen Investments, Inc., Kinder Morgan, Inc., Athlon Holdings, Flextronics International Ltd. and B/E Aerospace, Inc. Specific Portfolio holdings that substantially underperformed the BCHY2% included Gymboree Corp., SandRidge Energy, Inc., Exide Technologies, Energy XXI Gulf Coast, Inc. and W&T Offshore, Inc.(1)

As 2015 begins, the high yield market is really a tale of two markets. First, the independent energy and oil field services industry subsectors will continue to be impacted by the rise and fall of oil prices. While the energy sector substantially underperformed late in 2014, deteriorating financial results will lead to further problems for the weaker players in the sector should oil prices not rebound by late 2015. Of course, if oil prices rise at some point in 2015, these subsectors will most likely far outperform the overall market. The other sectors of the market will benefit from the decline in oil prices in addition to the strong domestic economy, rising employment, improving consumer confidence and rising corporate valuations. Overall, we would expect spreads in energy to move tighter in 2015, with overall market total returns, both relative and absolute, to be heavily influenced by the price of oil and returns in the energy sector. As we begin 2015, we remain underweight the energy sector as a result of both a philosophical belief that commodity based companies should not be highly levered and our near-term expectation that oil prices will not move materially higher anytime soon.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

56	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Corporate Bonds (3)	96.6
Common Stocks (3)	0.1
Warrants (3)	0.1
Money Market Funds and
Other Net Assets	3.2

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

		% of Net Assets
1.	First Data Corp. 8.750%, 01/15/2022	1.3
2.	HCA, Inc. 5.000%, 03/15/2024	1.0
3.	Energy Transfer Equity LP 5.875%, 01/15/2024	0.8
4.	Syniverse Holdings, Inc. 9.125%, 01/15/2019	0.7
5.	Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 05/01/2021	0.7
6.	DISH DBS Corp. 5.875%, 07/15/2022	0.7
7.	Crimson Merger Sub., Inc. 6.625%, 05/15/2022	0.7
8.	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020	0.7
9.	Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/2022	0.6
10.	Berry Plastics Corp. 5.500%, 05/15/2022	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	29.9
Information Technology	11.8
Industrials	11.1
Health Care	10.3
Energy	10.0
Materials	9.6
Telecommunication Services	4.6
Consumer Staples	4.0
Financials	3.6
Utilities	1.9

96.8

57

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2014

Corporate Bonds – 96.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 29.7%
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	$625,000	$665,625
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	422,000
American Axle & Manufacturing, Inc. (Auto Components)		5.125%	02/15/2019	75,000	76,875
Exide Technologies (Acquired 07/20/2011 through 01/05/2012, Cost $228,136)(Auto Components)	(a)(f)	8.625%	02/01/2018	250,000	13,437
Gates Global LLC / Gates Global Co. (Auto Components)	(b)	6.000%	07/15/2022	750,000	722,025
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	850,000	892,500
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	725,000	786,625
Lear Corp. (Auto Components)		5.375%	03/15/2024	225,000	231,187
Lear Corp. (Auto Components)		4.750%	01/15/2023	625,000	626,562
Lear Corp. (Auto Components)		5.250%	01/15/2025	100,000	101,750
MPG Holdco I, Inc. (Auto Components)	(b)	7.375%	10/15/2022	825,000	853,875
Stackpole International Intermediate / Stackpole International Powder (Auto Components)	(b)	7.750%	10/15/2021	925,000	929,625
Tenneco, Inc. (Auto Components)		5.375%	12/15/2024	225,000	231,750
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	975,000	936,000
General Motors Co. (Automobiles)		4.000%	04/01/2025	500,000	502,500
General Motors Financial Co., Inc. (Automobiles)		4.250%	05/15/2023	325,000	332,277
Affinia Group, Inc. (Distributors)		7.750%	05/01/2021	1,125,000	1,164,375
ServiceMaster Co. / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	461,250
ServiceMaster Co. / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	288,000
ServiceMaster Co. / The (Diversified Consumer Svs.)		8.000%	02/15/2020	488,000	516,060
ServiceMaster Co. / The (Diversified Consumer Svs.)		7.000%	08/15/2020	649,000	674,960
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	6.000%	04/01/2022	800,000	824,000
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Acquired 05/04/2012, Cost $600,000)(Hotels, Restaurants & Leisure)	(g)	9.000%	05/15/2018	600,000	579,000
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.250%	03/15/2021	125,000	126,250
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)	(b)	5.375%	06/01/2024	375,000	373,594
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	450,000	337,500
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5.750%	07/01/2022	325,000	350,187
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		5.375%	12/15/2021	225,000	226,125
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	375,000	390,000
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		4.875%	11/01/2020	625,000	635,937
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)		5.625%	10/15/2021	300,000	315,000
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	1,125,000	1,248,750
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	425,000	447,312
MGM Resorts International (Hotels, Restaurants & Leisure)		6.000%	03/15/2023	150,000	151,500
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)		9.750%	09/01/2021	450,000	461,250
NCL Corp. Ltd. (Hotels, Restaurants & Leisure)	(b)	5.250%	11/15/2019	300,000	303,750
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	900,000	938,250
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		5.875%	11/01/2021	1,075,000	1,005,125
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	225,000	235,685
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		6.375%	08/01/2021	650,000	672,750
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	607,000	646,455
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	1,225,000	1,218,875
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	745,000	793,425
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	800,000	804,000
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	900,000	927,000
B.C. Mountain LLC / B.C. Mountain Finance, Inc. (Household Durables)	(b)	7.000%	02/01/2021	300,000	258,000
RSI Home Products, Inc. (Household Durables)	(b)	6.875%	03/01/2018	350,000	367,500
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,275,000	1,354,687
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	489,000	517,729
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		6.000%	08/15/2022	100,000	103,750
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		5.500%	12/01/2024	525,000	526,969
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)		7.875%	05/01/2020	800,000	724,000
Altice SA (Media)	(b)	7.750%	05/15/2022	875,000	878,828
AMC Networks, Inc. (Media)		7.750%	07/15/2021	575,000	618,125
AMC Networks, Inc. (Media)		4.750%	12/15/2022	350,000	341,250
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. (Media)	(b)	5.250%	02/15/2022	100,000	101,000
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. (Media)	(b)	5.625%	02/15/2024	75,000	75,563
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	400,000	426,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	147,187
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,290,937
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	330,281
CCOH Safari LLC (Media)		5.750%	12/01/2024	75,000	76,031
CCOH Safari LLC (Media)		5.500%	12/01/2022	100,000	101,750
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	6.375%	09/15/2020	350,000	364,000

58	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	$750,000	$731,250
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	100,000	97,500
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	175,000	182,437
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	281,187
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	1,400,000	1,449,000
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	700,000	764,750
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	1,025,000	1,039,094
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,600,000	1,644,000
Entercom Radio LLC (Media)		10.500%	12/01/2019	575,000	626,750
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	800,000	820,000
Gannett Co., Inc. (Media)	(b)	5.500%	09/15/2024	75,000	75,375
Gannett Co., Inc. (Media)	(b)	4.875%	09/15/2021	75,000	74,625
Gannett Co., Inc. (Media)		6.375%	10/15/2023	775,000	825,375
Gannett Co., Inc. (Media)		5.125%	10/15/2019	200,000	205,500
Gray Television, Inc. (Media)		7.500%	10/01/2020	700,000	724,500
Igloo Holdings Corp. (Media)	(b)(d)	8.250%	12/15/2017	875,000	884,844
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	950,000	934,562
Intelsat Jackson Holdings SA (Media)		6.625%	12/15/2022	825,000	851,815
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	548,707
Intelsat Luxembourg SA (Media)		7.750%	06/01/2021	325,000	327,031
Intelsat Luxembourg SA (Media)		8.125%	06/01/2023	750,000	768,750
Lamar Media Corp. (Media)		5.875%	02/01/2022	250,000	260,625
Lamar Media Corp. (Media)		5.000%	05/01/2023	725,000	721,375
LIN Television Corp. (Media)	(b)	5.875%	11/15/2022	150,000	148,875
Nielsen Co. Luxembourg SARL / The (Media)	(b)	5.500%	10/01/2021	175,000	179,375
Nielsen Finance LLC / Nielsen Finance Co. (Media)		4.500%	10/01/2020	450,000	454,500
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	925,000	934,250
Numericable Group SA (Media)	(b)	6.000%	05/15/2022	575,000	578,881
Numericable Group SA (Media)	(b)	4.875%	05/15/2019	200,000	199,000
Numericable Group SA (Media)	(b)	6.250%	05/15/2024	400,000	403,500
Radio One, Inc. (Media)	(b)	9.250%	02/15/2020	725,000	634,375
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	508,750
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	96,000
Sinclair Television Group, Inc. (Media)	(b)	5.625%	08/01/2024	575,000	559,187
Sirius XM Radio, Inc. (Media)	(b)	4.250%	05/15/2020	150,000	148,125
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	1,400,000	1,316,000
Sirius XM Radio, Inc. (Media)	(b)	6.000%	07/15/2024	275,000	282,562
Time, Inc. (Media)	(b)	5.750%	04/15/2022	475,000	460,750
Townsquare Radio LLC / Townsquare Radio, Inc. (Media)	(b)	9.000%	04/01/2019	450,000	481,500
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.500%	01/15/2023	475,000	498,750
Unitymedia KabelBW GmbH (Media)	(b)	6.125%	01/15/2025	425,000	439,875
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	475,000	499,937
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	800,000	844,000
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(d)	9.750%	10/15/2019	675,000	577,125
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	500,000	467,500
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	783,000
Michaels FinCo Holdings LLC / Michaels FinCo, Inc. (Specialty Retail)	(b)(d)	7.500%	08/01/2018	271,000	277,097
Michaels Stores, Inc. (Specialty Retail)	(b)	5.875%	12/15/2020	925,000	938,875
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)(d)	8.750%	10/15/2021	950,000	1,011,750
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)	8.000%	10/15/2021	275,000	292,187
New Academy Finance Co. LLC / New Academy Finance Corp. (Specialty Retail)	(b)(d)	8.000%	06/15/2018	850,000	843,625
Party City Holdings, Inc. (Specialty Retail)		8.875%	08/01/2020	550,000	589,875
PC Nextco Holdings LLC / PC Nextco Finance, Inc. (Specialty Retail)		8.750%	08/15/2019	1,250,000	1,262,500
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	650,000	682,500
Petco Holdings, Inc. (Specialty Retail)	(b)(d)	8.500%	10/15/2017	975,000	992,062
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	375,000	372,187
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	625,000	625,000

					68,267,592

CONSUMER STAPLES – 4.0%
B&G Foods, Inc. (Food Products)		4.625%	06/01/2021	375,000	367,444
Big Heart Pet Brands (Food Products)		7.625%	02/15/2019	1,202,000	1,183,970
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(b)	6.500%	05/01/2022	1,100,000	1,078,000
H.J. Heinz Co. (Food Products)		4.250%	10/15/2020	1,100,000	1,113,750
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		4.875%	05/01/2021	1,175,000	1,148,562
Shearer’s Foods LLC / Chip Finance Corp. (Food Products)	(b)	9.000%	11/01/2019	525,000	574,875
Smithfield Foods, Inc. (Food Products)		6.625%	08/15/2022	1,050,000	1,102,500
Sun Merger Sub., Inc. (Food Products)	(b)	5.875%	08/01/2021	100,000	102,250
TreeHouse Foods, Inc. (Food Products)		4.875%	03/15/2022	75,000	76,125

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
WhiteWave Foods Co. / The (Food Products)		5.375%	10/01/2022	$150,000	$154,875
Spectrum Brands, Inc. (Household Products)		6.750%	03/15/2020	650,000	680,875
Spectrum Brands, Inc. (Household Products)	(b)	6.125%	12/15/2024	175,000	178,500
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	675,000	621,000
Prestige Brands, Inc. (Personal Products)		8.125%	02/01/2020	175,000	187,250
Prestige Brands, Inc. (Personal Products)	(b)	5.375%	12/15/2021	625,000	617,188

					9,187,164

ENERGY – 10.0%
CGG SA (Energy Equip. & Svs.)		6.875%	01/15/2022	675,000	519,750
Chaparral Energy, Inc. (Energy Equip. & Svs.)		9.875%	10/01/2020	600,000	411,000
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	425,000	282,625
FTS International, Inc. (Energy Equip. & Svs.)	(b)	6.250%	05/01/2022	775,000	577,375
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	400,000	427,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.125%	12/01/2022	375,000	355,312
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	875,000	877,187
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	725,000	540,125
Blue Racer Midstream LLC / Blue Racer Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.125%	11/15/2022	325,000	314,437
BreitBurn Energy Partners LP / BreitBurn Finance Corp. (Oil, Gas & Consumable Fuels)		7.875%	04/15/2022	800,000	622,000
California Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	11/15/2024	600,000	510,000
California Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	09/15/2021	150,000	129,000
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	554,875
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	675,000	729,000
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	527,297
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,725,000	1,759,500
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.875%	03/15/2024	125,000	67,812
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.500%	12/15/2021	900,000	490,500
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	175,000	177,625
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	7.750%	11/01/2020	350,000	343,875
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	250,000	220,625
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	472,625
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	550,000	589,743
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/01/2022	375,000	377,812
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	01/15/2021	300,000	302,250
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	225,000	198,000
Legacy Reserves LP / Legacy Reserves Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.625%	12/01/2021	850,000	701,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	575,000	503,125
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	300,000	254,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	09/15/2021	125,000	101,875
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	610,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	325,000	314,437
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	950,000	724,375
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	571,875
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	169,750
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	225,000	207,562
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	150,000	150,375
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	10/01/2022	200,000	190,000
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.250%	05/01/2022	475,000	444,125
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)		5.625%	07/15/2022	600,000	564,000
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.625%	10/01/2022	100,000	93,500
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		5.625%	02/01/2021	950,000	938,125
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	225,000	221,062
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		6.250%	03/15/2022	300,000	305,625
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	525,000	338,625
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	500,000	317,500
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	200,000	129,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	275,000	239,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	650,000	620,750
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	422,344
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	325,812
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	547,000	551,102
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	10/15/2022	75,000	75,188
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2019	50,000	49,750
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	775,000	511,500

					23,023,982

FINANCIALS – 3.6%
CIT Group, Inc. (Banks)		5.250%	03/15/2018	675,000	705,375
CIT Group, Inc. (Banks)		5.375%	05/15/2020	225,000	238,646
CIT Group, Inc. (Banks)		5.000%	08/01/2023	475,000	489,250

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	$500,000	$528,750
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	500,000	503,125
Ally Financial, Inc. (Consumer Finance)		4.750%	09/10/2018	300,000	311,250
Interactive Data Corp. (Diversified Financial Svs.)	(b)	5.875%	04/15/2019	700,000	698,250
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.250%	11/15/2024	150,000	155,625
TransUnion Holding Co., Inc. (Diversified Financial Svs.)	(d)	9.625%	06/15/2018	1,125,000	1,152,759
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		8.125%	06/15/2018	525,000	539,438
Hockey Merger Sub 2, Inc. (Insurance)	(b)	7.875%	10/01/2021	800,000	798,000
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	577,500
Onex York Acquisition Corp. (Insurance)	(b)	8.500%	10/01/2022	450,000	451,688
Iron Mountain, Inc. (Real Estate Investment Trusts)		7.750%	10/01/2019	525,000	564,375
Hub Holdings, LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(b)(d)	8.125%	07/15/2019	600,000	597,000

					8,311,031

HEALTH CARE – 10.3%
Grifols Worldwide Operations Ltd. (Biotechnology)	(b)	5.250%	04/01/2022	625,000	640,750
Crimson Merger Sub., Inc. (Health Care Equip. & Supplies)	(b)	6.625%	05/15/2022	1,775,000	1,597,500
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	1,200,000	1,170,000
Hologic, Inc. (Health Care Equip. & Supplies)		6.250%	08/01/2020	525,000	548,625
Teleflex, Inc. (Health Care Equip. & Supplies)	(b)	5.250%	06/15/2024	150,000	150,375
VWR Funding, Inc. (Health Care Equip. & Supplies)		7.250%	09/15/2017	850,000	891,438
Amsurg Corp. (Health Care Providers & Svs.)	(b)	5.625%	07/15/2022	625,000	643,750
Catamaran Corp. (Health Care Providers & Svs.)		4.750%	03/15/2021	150,000	150,375
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	1,175,000	1,250,641
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	312,750
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.750%	08/15/2022	450,000	478,688
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	450,000	459,844
Envision Healthcare Corp. (Health Care Providers & Svs.)	(b)	5.125%	07/01/2022	975,000	970,125
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	1,250,000	1,339,063
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	275,000	308,825
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	290,469
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	2,175,000	2,240,250
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	450,000	470,813
Jaguar Holding Co. I (Health Care Providers & Svs.)	(b)(d)	9.375%	10/15/2017	725,000	742,762
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	9.500%	12/01/2019	800,000	861,000
LifePoint Hospitals, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	750,000	770,625
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	6.625%	04/01/2022	1,300,000	1,332,500
Omnicare, Inc. (Health Care Providers & Svs.)		4.750%	12/01/2022	100,000	101,750
Omnicare, Inc. (Health Care Providers & Svs.)		5.000%	12/01/2024	75,000	77,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	775,000	779,844
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	725,000	812,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	850,000	847,875
United Surgical Partners International, Inc. (Health Care Providers & Svs.)		9.000%	04/01/2020	850,000	916,938
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	600,000	654,750
Truven Health Analytics, Inc. (Health Care Technology)		10.625%	06/01/2020	700,000	686,000
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	1,150,000	1,246,313

					23,743,888

INDUSTRIALS – 11.1%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	925,000	878,750
KLX, Inc. (Aerospace & Defense)	(b)	5.875%	12/01/2022	475,000	480,938
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	270,188
TransDigm, Inc. (Aerospace & Defense)		7.500%	07/15/2021	300,000	321,000
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	475,000	479,750
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	551,375
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	325,000	345,313
CPG Merger Sub. LLC (Building Products)	(b)	8.000%	10/01/2021	300,000	307,500
Hillman Group, Inc. / The (Building Products)	(b)	6.375%	07/15/2022	800,000	772,000
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	800,000	858,000
Nortek, Inc. (Building Products)		10.000%	12/01/2018	600,000	631,500
Nortek, Inc. (Building Products)		8.500%	04/15/2021	550,000	591,250
Roofing Supply Group LLC / Roofing Supply Finance, Inc. (Building Products)	(b)	10.000%	06/01/2020	450,000	450,855
USG Corp. (Building Products)	(b)	5.875%	11/01/2021	175,000	177,625
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	625,000	618,750
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	150,000	148,500
Aramark Services, Inc. (Commercial Svs. & Supplies)		5.750%	03/15/2020	1,350,000	1,400,625
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	600,000	597,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	650,000	646,750
Jurassic Holdings III, Inc. (Commercial Svs. & Supplies)	(b)	6.875%	02/15/2021	775,000	724,625
Light Tower Rentals, Inc. (Commercial Svs. & Supplies)	(b)	8.125%	08/01/2019	150,000	117,375

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Multi-Color Corp. (Commercial Svs. & Supplies)	(b)	6.125%	12/01/2022	$575,000	$576,438
Southern Graphics, Inc. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,200,000	1,209,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		6.125%	06/15/2023	100,000	105,500
United Rentals North America, Inc. (Commercial Svs. & Supplies)		7.375%	05/15/2020	100,000	108,500
United Rentals North America, Inc. (Commercial Svs. & Supplies)		5.750%	11/15/2024	100,000	103,250
Sensata Technologies BV (Electrical Equip.)	(b)	5.625%	11/01/2024	225,000	233,859
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	1,100,000	1,157,750
Gardner Denver, Inc. (Machinery)	(b)	6.875%	08/15/2021	975,000	940,875
Mcron Finance Sub. LLC / Mcron Finance Corp. (Machinery)	(b)	8.375%	05/15/2019	341,000	363,165
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	200,000	205,000
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	376,875
Schaeffler Finance BV (Machinery)	(b)	4.250%	05/15/2021	250,000	245,000
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.875%	08/15/2018	475,000	497,563
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.750%	11/15/2022	300,000	315,000
Waterjet Holdings, Inc. (Machinery)	(b)	7.625%	02/01/2020	175,000	180,688
Anna Merger Sub., Inc. (Professional Svs.)	(b)	7.750%	10/01/2022	1,150,000	1,167,250
IHS, Inc. (Professional Svs.)	(b)	5.000%	11/01/2022	175,000	174,125
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,060,875
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	375,000	380,625
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	625,000	629,688
HD Supply, Inc. (Trading Companies & Distributors)	(b)	5.250%	12/15/2021	75,000	76,500
Interline Brands, Inc. (Trading Companies & Distributors)	(d)	10.000%	11/15/2018	605,000	635,250
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	1,250,000	1,359,375
International Lease Finance Corp. (Trading Companies & Distributors)		4.625%	04/15/2021	1,150,000	1,172,281
Rexel SA (Trading Companies & Distributors)	(b)	5.250%	06/15/2020	750,000	759,375
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	225,000	228,094

					25,631,570

INFORMATION TECHNOLOGY – 11.8%
CommScope Holding Co., Inc. (Communications Equip.)	(b)(d)	6.625%	06/01/2020	1,025,000	1,060,875
CommScope, Inc. (Communications Equip.)	(b)	5.500%	06/15/2024	525,000	519,750
Seagate HDD Cayman (Computers & Peripherals)		4.750%	06/01/2023	475,000	494,211
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	318,000
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	09/01/2022	725,000	723,188
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.250%	07/15/2024	375,000	361,875
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	575,000	608,063
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)		5.000%	02/15/2023	325,000	333,125
Zebra Technologies Corp. (Electronic Equip., Instr. & Comp.)	(b)	7.250%	10/15/2022	425,000	447,313
Blackboard, Inc. (Internet Software & Svs.)	(b)	7.750%	11/15/2019	600,000	604,500
IAC / InterActiveCorp (Internet Software & Svs.)		4.750%	12/15/2022	1,100,000	1,075,250
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	400,000	394,000
Compiler Finance Sub, Inc. (IT Svs.)	(b)	7.000%	05/01/2021	750,000	648,750
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	975,000	1,028,625
First Data Corp. (IT Svs.)	(b)	8.750%	01/15/2022	2,825,000	3,051,000
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	213,000
SunGard Data Systems, Inc. (IT Svs.)		6.625%	11/01/2019	725,000	735,875
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	375,000	339,375
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.000%	07/01/2024	525,000	447,563
Entegris, Inc. (Semiconductors & Equip.)	(b)	6.000%	04/01/2022	925,000	941,188
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	6.000%	01/15/2022	750,000	785,625
Magnachip Semiconductor Corp. (Semiconductors & Equip.)		6.625%	07/15/2021	875,000	798,438
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	02/15/2021	200,000	211,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	03/15/2023	200,000	211,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.750%	06/01/2018	375,000	376,875
ACI Worldwide, Inc. (Software)	(b)	6.375%	08/15/2020	175,000	183,531
Audatex North America, Inc. (Software)	(b)	6.000%	06/15/2021	825,000	853,875
Audatex North America, Inc. (Software)	(b)	6.125%	11/01/2023	100,000	103,750
BMC Software Finance, Inc. (Software)	(b)	8.125%	07/15/2021	725,000	685,125
Boxer Parent Co., Inc. (Software)	(b)(d)	9.000%	10/15/2019	775,000	662,625
Eagle Midco, Inc. (Software)	(b)	9.000%	06/15/2018	475,000	488,063
Epicor Software Corp. (Software)		8.625%	05/01/2019	1,325,000	1,397,875
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(b)(d)	7.125%	05/01/2021	1,700,000	1,674,500
Infor U.S., Inc. (Software)		9.375%	04/01/2019	425,000	456,344
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	1,050,000	1,057,875
Sophia Holding Finance LP / Sophia Holding Finance, Inc. (Software)	(b)(d)	9.625%	12/01/2018	375,000	378,281
Sophia LP / Sophia Finance, Inc. (Software)	(b)	9.750%	01/15/2019	1,025,000	1,098,031
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	441,000
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	463,125
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	375,000	391,875

					27,064,339

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS – 9.6%
Ashland, Inc. (Chemicals)		4.750%	08/15/2022	$600,000	$603,000
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	975,000	1,038,375
Axiall Corp. (Chemicals)		4.875%	05/15/2023	100,000	94,750
Celanese U.S. Holdings LLC (Chemicals)		4.625%	11/15/2022	325,000	323,375
Eagle Spinco, Inc. (Chemicals)		4.625%	02/15/2021	375,000	356,719
Eco Services Operations LLC / Eco Finance Corp. (Chemicals)	(b)	8.500%	11/01/2022	275,000	280,500
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	800,000	714,000
Hexion U.S. Finance Corp. (Chemicals)		6.625%	04/15/2020	425,000	418,625
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	250,000	249,375
Huntsman International LLC (Chemicals)	(b)	5.125%	11/15/2022	200,000	197,500
W.R. Grace & Co. (Chemicals)	(b)	5.625%	10/01/2024	150,000	156,938
W.R. Grace & Co. (Chemicals)	(b)	5.125%	10/01/2021	150,000	154,125
Ardagh Packaging Finance PLC (Containers & Packaging)	(b)	9.125%	10/15/2020	675,000	722,250
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	452,625
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	48,529	49,257
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.750%	01/31/2021	200,000	199,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)(e)	3.241%	12/15/2019	200,000	193,750
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.000%	06/30/2021	200,000	191,500
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	875,000	848,750
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,425,000	1,448,156
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer (Containers & Packaging)	(b)	6.000%	06/15/2017	275,000	268,813
BWAY Holding Co. (Containers & Packaging)	(b)	9.125%	08/15/2021	1,150,000	1,155,750
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	725,000	706,875
Graphic Packaging International, Inc. (Containers & Packaging)		4.875%	11/15/2022	350,000	352,625
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	539,125
Mustang Merger Corp. (Commercial Svs. & Supplies)	(b)	8.500%	08/15/2021	775,000	740,125
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.000%	01/15/2022	100,000	102,125
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.375%	01/15/2025	200,000	202,250
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	227,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.000%	04/15/2019	675,000	702,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	1,325,000	1,364,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,475,000	1,519,250
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	600,000	673,500
Sealed Air Corp. (Containers & Packaging)	(b)	6.500%	12/01/2020	125,000	137,500
Sealed Air Corp. (Containers & Packaging)	(b)	4.875%	12/01/2022	300,000	298,500
Sealed Air Corp. (Containers & Packaging)	(b)	5.125%	12/01/2024	300,000	303,750
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(b)	6.375%	05/01/2022	1,450,000	1,421,000
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	127,500
Steel Dynamics, Inc. (Metals & Mining)	(b)	5.125%	10/01/2021	200,000	203,750
Steel Dynamics, Inc. (Metals & Mining)	(b)	5.500%	10/01/2024	350,000	359,625
Wise Metals Group LLC / Wise Alloys Finance Corp. (Metals & Mining)	(b)	8.750%	12/15/2018	125,000	131,875
Wise Metals Intermediate Holdings LLC / Wise Holdings Finance Corp. (Metals & Mining)	(b)	9.750%	06/15/2019	475,000	506,469
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	800,000	784,000
Clearwater Paper Corp. (Paper & Forest Products)	(b)	5.375%	02/01/2025	500,000	493,750

					22,015,227

TELECOMMUNICATION SERVICES – 4.6%
Inmarsat Finance PLC (Diversified Telecom. Svs.)	(b)	4.875%	05/15/2022	325,000	322,563
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(b)	5.750%	12/01/2022	375,000	379,219
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.125%	07/01/2019	725,000	773,937
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,175,000	1,145,625
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	175,000	178,062
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	925,000	818,625
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	525,000	538,125
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	379,750
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	875,000	808,281
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	675,000	669,735
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	275,000	257,125
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,600,000	1,676,000
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	893,594
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	77,531
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	642,188
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	203,750
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	463,050
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	229,163
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	150,750

					10,607,073

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 1.9%
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	$450,000	$441,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	491,250
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	391,530
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	825,000	798,187
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	6.000%	01/15/2022	175,000	187,250
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	1,275,000	1,292,531
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	6.250%	05/01/2024	725,000	741,313
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $14,679)(Multi-Utilities)	(b)(g)	6.125%	03/25/2019	16,245	16,407

					4,359,468

Total Corporate Bonds (Cost $223,805,281)					$222,211,334

Common Stocks – 0.1%				Shares	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles)				4,679	$163,344

ENERGY – 0.0%
Lone Pine Resources Canada Ltd. (Acquired 07/10/2012, Cost $48,614) (Oil, Gas & Consumable Fuels)	(a)(c)(g)			6,236	5,799

Total Common Stocks (Cost $464,439)					$169,143

Warrants – 0.1%				Quantity	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			4,253	$107,431
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			4,253	72,854

Total Warrants (Cost $476,467)					$180,285

Money Market Funds – 1.0%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				2,353,000	$2,353,000

Total Money Market Funds (Cost 2,353,000)					$2,353,000

Total Investments – 97.8% (Cost $227,099,187)	(h)				$224,913,762
Other Assets in Excess of Liabilities – 2.2%					5,186,689

Net Assets – 100.0%					$230,100,451

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $97,505,545, or 42.4% of the Portfolio’s net assets. Unless also noted with (g), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at December 31, 2014. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $5,799 or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2014.

(f)	Represents a security that is in default. Unless noted by (g), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(g)	Represents a security deemed to be illiquid. At December 31, 2014, the value of illiquid securities in the Portfolio totaled $601,206, or 0.3% of the Portfolio’s net assets.

(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

64

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of December 31, 2014

Average Annual returns
One year	2.45%
Five years	15.11%
Ten years	9.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Capital Growth Portfolio returned 2.45% versus 5.60% for the current benchmark, the Russell 2000 Growth Index.

Health Care was the most notable detracting sector in 2014, as the Portfolio’s biotech and pharmaceuticals industry holdings failed to keep up with substantial strength exhibited by those of the benchmark. The Portfolio’s performance also encountered difficulty in the Energy sector, as poor results within the energy equipment and services industry weighed on sector-relative returns. Modest outperformance within the Materials sector, as well as a small amount of outperformance within the Information Technology sector, provided some bright spots for the calendar year.(1)

The Portfolio’s key detractors for the year were Geospace Technologies Corp., Natural Grocers by Vitamin Cottage, Inc., Gulfport Energy Corp., Chart Industries, Inc., and Cornerstone OnDemand, Inc. Geospace Technologies Corp. makes seismic instruments used in monitoring oil and natural-gas reserves. Contract-timing issues plagued the stock over the year; however, we believe Geospace Technologies Corp. continues to have strong prospects for its innovative seismic-recording systems. Natural Grocers by Vitamin Cottage, Inc. operates natural and organic grocery stores primarily in the western United States. Despite reporting earnings in line with estimates, concerns arose over a deceleration of same-store sales growth. We believe the deceleration is largely attributable to new-store openings by competitors. We believe Natural Grocers by Vitamin Cottage, Inc.’s management will leverage its well-disciplined approach and effective business model to weather these near-term competitive pressures and ultimately re-accelerate growth. Gulfport Energy Corp. is an oil and gas producer operating primarily within the Utica shale region of Ohio, as well as the Louisiana Gulf Coast region. Production growth appears to be back on track as a result of operational efficiencies achieved since the firm reset expectations earlier this year. Gulfport Energy Corp. has also begun to rotate more resources toward gas-oriented acreage in light of a substantially suppressed oil-pricing environment. Chart Industries, Inc. manufactures equipment used primarily in the production and storage of liquid natural gas (“LNG”). Drastic price declines in the Energy sector have weighed heavily on firms such as Chart Industries, Inc., whose customers are delaying capital-expenditure projects. When energy markets re-find their footing, the firm is expected to benefit from the build-out of North American LNG export terminals and a progressing shift to natural-gas-powered trucks. Cornerstone OnDemand, Inc., a leader in human- and capital-management software, has made substantial progress with its ongoing sales-force reorganization begun earlier this year. In the meantime, the firm has had some difficulty with sales execution, including the timing of deal closings, thereby affecting its ability to meet lofty revenue- and billings-growth expectations.(1)

The Portfolio’s key contributors for the year were Centene Corp., JetBlue Airways Corp., Universal Electronics, Inc., Cavium, Inc., and WhiteWave Foods Co. Centene Corp. operates Medicaid managed-care programs for several U.S. states using a managed-care model to reduce their expenses in an increasingly cost-conscious health care industry. The firm has benefitted from a close alignment with the Affordable Care Act through its participation in ACA-facilitated healthcare exchanges, as well as from some states shifting previously uninsured populations into Medicaid programs that Centene Corp. administers. JetBlue Airways Corp. continues to benefit from a more disciplined and rational competitive environment, as well as lower fuel prices. Additionally, the company outlined plans to increase revenues and margins by adding additional seats to each plane and introducing a fee for checked luggage. Universal Electronics, Inc., largely a manufacturer of remote controls for television sets, continues to benefit from growing acceptance of its offerings in mobile-phone handsets. Cavium, Inc. makes semiconductor equipment used mainly in communications applications. The stock has been a beneficiary of accelerating Chinese wireless infrastructure build-outs; further, the company possesses growth potential to take market share in datacenter servers. WhiteWave Foods Co. manufactures food products under brands such as Silk and International Delight. The firm continues to execute well in an expanding natural- and organic-foods industry, leveraging strong brand awareness to take market share.(1)

The five top-performing holdings (without regard for position size) were Receptos, Inc., Furiex Pharmaceuticals, Inc., Palo Alto Networks, Inc., Anacor Pharmaceuticals, Inc., and JetBlue Airways Corp. The five worst-performing holdings (without regard for position size) included Geospace Technologies Corp., Chart Industries, Inc., E2open, Inc., Aegerion Pharmaceuticals, Inc., and Angie’s List, Inc.(1)

As we envisioned, the Russell 2000 Growth Index rebounded strongly in the fourth quarter, fueled by continued low interest rates, strong earnings and sharply lower oil prices. We see those same factors aiding a continued advance in the first quarter of 2015. Unlike last year, when most strategists thought interest rates would rise, most forecasts this year are for only a very modest increase in the second half. It appears global growth is slowing and the U.S. Federal Reserve likely will remain accommodative longer than earlier forecast. Most oil forecasts are calling for continued pressure on prices until there are cutbacks in production or an increase in demand, potentially occurring in the second half of the year. The domestic economy looks strong, with gross domestic product (“GDP”) forecast to grow about 3 percent. Given that backdrop, as well as the lack of attractive investment alternatives, we believe equity markets should generally remain strong. If there is weakness, it should be contained to companies with heavy exposure to foreign markets or low oil prices. Small caps have far less foreign exposure and, as such, should lead the market in early 2015.

65	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

The Energy sector turned in the worst performance of any sector in 2014, as oil prices plummeted into year end. Against a backdrop of continued near-term growth in North American oil production, oil prices may struggle to recover well into 2015. However, the recent correction actually lays the groundwork for a more constructive long-term outlook for the sector given 1) negative investor sentiment; 2) depressed share prices; and 3) commodity prices trading well below long-term “sustainable” levels (i.e., providing enough cash flow to producers for reinvestment). With capital budgets set to plunge in 2015 and signs of improved demand due to lower prices, the sector may see a sharp recovery heading into year end. Despite the volatility in commodity prices, our investment strategy remains unchanged. Namely, we seek to invest in companies generating the highest rates of return. As such, we continue to maintain our investments in companies that hold acreage positions in the core of the Utica shale region as well as the Permian Basin. This strategy also dictates that we avoid the companies that are active in the more marginal basins and lack the balance-sheet flexibility to weather the downturn.

The dramatic fall in oil prices has profound implications – positive and negative – for many companies in the industrial and materials segments. As such, stock selection will likely hold an even greater importance in the current environment. Companies for which energy prices represent a significant cost, such as airlines and other transports, are poised to see a tremendous tailwind in profit margins. Conversely, companies that provide products and services to customers in the energy segment will likely face a severe drop in demand as capital budgets are slashed. We have made adjustments to our positioning and will look for additional opportunities to increase exposure to companies that will benefit from lower oil prices and have significant exposure to the U.S. economy, where growth is outpacing all other developed economies. Secondly, we have reduced our exposure to companies that have direct exposure to the petroleum industry, which will undoubtedly see a dramatic slowdown.

The unpredictable evolution of the health care industry – facilitated by the Obamacare legislation – has shown no signs of abating as 2015 gets under way. Companies are still struggling to understand how the voluminous provisions of the Affordable Care Act (“ACA”) will affect them and how they should prepare for change. The difficulty is in forecasting the intended and unintended consequences of the myriad variables – federal, state and private exchanges; subsidies; the uninsured; patient risk pools; and the Medicare tax – that are integral parts of the ACA. With so many moving parts, the prospects for any material semblance of stability within healthcare currently appear to be few and far between.

Despite these challenges, we continue to identify opportunities in certain trends, such as Medicaid managed-care companies that take over the administration of state Medicaid programs. Usually, that involves transitioning the states from a fee-for-service model to a managed-care model (e.g., one run by Centene Corp.) due to cost savings. As the primary drivers within the biotech industry primarily have been clinical success, beneficial partnerships and acquisitions, we continue to be positioned in select biotech stocks (e.g., Ophthotech Corp., Isis Pharmaceuticals, Inc.) with drugs that possess strong clinical profiles, impressive value propositions and clear value-creating catalysts. Many hospitals are increasingly outsourcing non-core activities to business-process outsourcing companies (e.g., Team Health Holdings, Inc.) in an effort to improve operational efficiencies, providing secular tailwinds for these uniquely positioned companies. Finally, we expect a clear and growing trend toward more consolidation. We are now in an environment that will force the industry to treat more patients with fewer dollars. The only real way to combat this inevitable trend will be scale. That is why we will continue to evaluate investments in smaller, niche companies as potential acquisition targets. Regulatory uncertainty has become a fact of life as the rules of Obamacare seemingly change on the fly. What is clear, however, is that Obamacare is here to stay and will force health care players to do more with less.(1)

After much speculation, the U.S. Federal Reserve wrapped up its bond-purchasing program at the end of October. With the latest round of quantitative easing “in the books,” focus subsequently has shifted to the long-anticipated rate-increase timetable, which is projected to take shape toward the latter half of 2015, based on current estimates. In this context, we would expect to see an eventual rise in rates temper performance of more yield-oriented investments (e.g., real-estate investment trusts, or REITs, and business-development companies) and ultimately provide a boost to banks and other market-driven firms (e.g., Stifel Financial Corp.) as spreads recover and profitability improves. (1)

Accelerating U.S. macroeconomic data, such as GDP, continue to be positive for technology spending. Improving consumer confidence data due to higher employment figures and lower oil prices – combined with increased capital spending – sets up strong tailwinds for technology fundamentals. We remain focused on what we view as high-quality companies with strong management teams positioned to gain market share. Additionally, we are looking for names that benefit from long-term secular-growth trends with themes that include security software, cloud computing, mobility, e-commerce and alternative energy. We remain underweight in the telecommunications equipment industry due to spending that remains muted; however, we anticipate improvement in late 2015. Meanwhile, we are becoming increasingly cautious on semiconductors, as we are seeing signs that the cycle may be peaking. As we expected, there has been a strong increase in merger-and-acquisition (“M&A”) activity across industries in the technology landscape in 2014, and we expect the trends to continue into 2015. We are investing in the security and mobility themes. For example, we own Imperva, Inc. which helps protect IT assets such as databases and files from hackers. Investors have gained confidence in a new management team with notable sales scaling experience. On the mobility front, Qorvo (formerly RF Micro Devices, Inc.) is a critical player in the smartphone supply chain with chips that provide wireless connectivity. The adoption of the latest cellular technology (e.g., 4G) is a global trend. RF Micro Devices, Inc. recently merged with TriQuint to become a much bigger player (now named Qorvo) in the market to gain revenue and cost synergies.(1)

Consumer stocks rebounded strongly in the fourth quarter, and we expect them to continue the momentum into the new year. A strong domestic economy, continued low interest rates and sharply lower gasoline prices figure to be a perfect storm for consumer stocks in early 2015. We recently purchased restaurant stock Cracker Barrel Old Country Store, Inc. and Brunswick Corp., beneficiaries of a strong domestic economy and lower fuel prices. We have also increased our stake in apparel company Vince Holding Corp. because we believe it should benefit from strong consumer tailwinds.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

66	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	99.6
Money Market Funds Less Net Liabilities	0.4

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Genesco, Inc.	3.2
2. Universal Electronics, Inc.	2.4
3. Vitamin Shoppe, Inc.	2.3
4. Quaker Chemical Corp.	2.3
5. JetBlue Airways Corp.	2.2
6. Centene Corp.	2.1
7. Cavium, Inc.	2.1
8. Hexcel Corp.	1.7
9. Imperva, Inc.	1.5
10. Belmond Ltd. Class A	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	24.0
Health Care	23.3
Consumer Discretionary	15.7
Industrials	15.0
Financials	8.1
Materials	6.1
Consumer Staples	3.8
Energy	3.6

99.6

67

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 15.7%
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	8,180	$384,542
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	8,600	401,276
Sotheby’s (Diversified Consumer Svs.)		6,815	294,272
Belmond Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	89,547	1,107,696
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	3,237	583,890
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	15,282	300,597
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		1,380	194,249
iRobot Corp. (Household Durables)	(a)	10,307	357,859
KB Home (Household Durables)		23,155	383,215
Universal Electronics, Inc. (Household Durables)	(a)	28,268	1,838,268
Genesco, Inc. (Specialty Retail)	(a)	31,755	2,433,068
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	35,156	1,707,879
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	8,360	761,094
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	21,133	672,663
Vince Holding Corp. (Textiles, Apparel & Luxury Goods)	(a)	15,662	409,405

			11,829,973

CONSUMER STAPLES – 3.8%
Casey’s General Stores, Inc. (Food & Staples Retailing)		3,668	331,294
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	5,636	232,203
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	25,982	731,913
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	8,118	627,724
WhiteWave Foods Co. / The (Food Products)	(a)	27,715	969,748

			2,892,882

ENERGY – 3.6%
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	14,523	384,860
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4,696	280,727
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	19,095	797,025
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	39,125	820,451
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(a)	17,918	450,459

			2,733,522

FINANCIALS – 8.1%
UMB Financial Corp. (Banks)		12,547	713,799
Fortress Investment Group LLC Class A (Capital Markets)		54,561	437,579
FXCM, Inc. Class A (Capital Markets)		30,291	501,922
Stifel Financial Corp. (Capital Markets)	(a)	19,441	991,880
PRA Group, Inc. (Consumer Finance)	(a)	5,063	293,300
Enstar Group Ltd. (Insurance)	(a)	3,039	464,633
Geo Group, Inc. / The (Real Estate Investment Trusts)		24,366	983,412
Two Harbors Investment Corp. (Real Estate Investment Trusts)		33,605	336,722
Home Loan Servicing Solutions Ltd. (Thrifts & Mortgage Finance)		38,774	756,868
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	69,885	651,328

			6,131,443

HEALTH CARE – 23.3%
Acorda Therapeutics, Inc. (Biotechnology)	(a)	23,891	976,425
Akebia Therapeutics, Inc. (Biotechnology)	(a)	17,912	208,496
Anacor Pharmaceuticals, Inc. (Biotechnology)	(a)	17,309	558,215
Celladon Corp. (Biotechnology)	(a)	11,755	229,575
Chimerix, Inc. (Biotechnology)	(a)	11,815	475,672
CTI BioPharma Corp. (Biotechnology)	(a)	138,095	325,904
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	7,127	362,408
Isis Pharmaceuticals, Inc. (Biotechnology)	(a)	10,305	636,231
Keryx Biopharmaceuticals, Inc. (Biotechnology)	(a)	20,865	295,240
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	13,024	465,868

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Ophthotech Corp. (Biotechnology)	(a)	16,314	$732,009
Portola Pharmaceuticals, Inc. (Biotechnology)	(a)	12,437	352,216
Puma Biotechnology, Inc. (Biotechnology)	(a)	1,307	247,376
Receptos, Inc. (Biotechnology)	(a)	6,810	834,293
Seattle Genetics, Inc. (Biotechnology)	(a)	8,102	260,317
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,087	340,324
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		3,900	632,151
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	6,098	339,537
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	27,502	420,506
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	15,033	541,789
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	8,964	783,185
Spectranetics Corp. / The (Health Care Equip. & Supplies)	(a)	23,904	826,600
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	12,381	401,887
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5,823	356,426
Air Methods Corp. (Health Care Providers & Svs.)	(a)	14,727	648,430
Centene Corp. (Health Care Providers & Svs.)	(a)	15,297	1,588,594
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	9,810	407,998
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	13,771	792,246
HMS Holdings Corp. (Health Care Technology)	(a)	16,754	354,180
MedAssets, Inc. (Health Care Technology)	(a)	33,946	670,773
Medidata Solutions, Inc. (Health Care Technology)	(a)	9,519	454,532
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	9,311	517,319
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	4,364	386,912
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	8,030	119,808

			17,543,442

INDUSTRIALS – 15.0%
Hexcel Corp. (Aerospace & Defense)	(a)	30,202	1,253,081
JetBlue Airways Corp. (Airlines)	(a)	105,980	1,680,843
PGT, Inc. (Building Products)	(a)	25,272	243,369
Trex Co., Inc. (Building Products)	(a)	21,976	935,738
Waste Connections, Inc. (Commercial Svs. & Supplies)		23,677	1,041,551
EMCOR Group, Inc. (Construction & Engineering)		10,212	454,332
Northwest Pipe Co. (Construction & Engineering)	(a)	21,235	639,598
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	23,380	565,562
Chart Industries, Inc. (Machinery)	(a)	6,972	238,442
Colfax Corp. (Machinery)	(a)	15,549	801,862
Proto Labs, Inc. (Machinery)	(a)	5,261	353,329
WABCO Holdings, Inc. (Machinery)	(a)	5,572	583,834
Woodward, Inc. (Machinery)		13,894	684,002
Advisory Board Co. / The (Professional Svs.)	(a)	6,932	339,529
Paylocity Holding Corp. (Professional Svs.)	(a)	13,640	356,140
Landstar System, Inc. (Road & Rail)		11,820	857,305
Quality Distribution, Inc. (Road & Rail)	(a)	29,083	309,443

			11,337,960

INFORMATION TECHNOLOGY – 24.0%
Aruba Networks, Inc. (Communications Equip.)	(a)	16,378	297,752
Palo Alto Networks, Inc. (Communications Equip.)	(a)	6,110	748,903
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,368	750,985
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	14,365	1,076,226
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	22,075	777,040
Demandware, Inc. (Internet Software & Svs.)	(a)	14,258	820,405
E2open, Inc. (Internet Software & Svs.)	(a)	32,435	311,700
HomeAway, Inc. (Internet Software & Svs.)	(a)	22,100	658,138
Trulia, Inc. (Internet Software & Svs.)	(a)	16,397	754,754
WebMD Health Corp. (Internet Software & Svs.)	(a)	11,450	452,848
Cavium, Inc. (Semiconductors & Equip.)	(a)	25,560	1,580,119

68	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)	(a)	20,006	$289,287
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	35,502	588,978
Teradyne, Inc. (Semiconductors & Equip.)		21,062	416,817
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	26,546	925,924
Aspen Technology, Inc. (Software)	(a)	17,053	597,196
FireEye, Inc. (Software)	(a)	23,380	738,340
Fortinet, Inc. (Software)	(a)	28,572	876,018
Guidewire Software, Inc. (Software)	(a)	14,048	711,250
Imperva, Inc. (Software)	(a)	23,024	1,138,076
Manhattan Associates, Inc. (Software)	(a)	8,559	348,522
PTC, Inc. (Software)	(a)	14,167	519,221
Qualys, Inc. (Software)	(a)	25,959	979,952
Tableau Software, Inc. Class A (Software)	(a)	6,377	540,515
Ultimate Software Group, Inc. / The (Software)	(a)	5,214	765,493
Varonis Systems, Inc. (Software)	(a)	12,360	405,779

			18,070,238

MATERIALS – 6.1%
Chemtura Corp. (Chemicals)	(a)	9,816	242,750
Huntsman Corp. (Chemicals)		45,666	1,040,271

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Quaker Chemical Corp. (Chemicals)		18,514	$1,704,029
Martin Marietta Materials, Inc. (Construction Materials)		7,395	815,816
RTI International Metals, Inc. (Metals & Mining)	(a)	32,594	823,324

			4,626,190

Total Common Stocks (Cost $60,389,923)			$75,165,650

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		369,000	$369,000

Total Money Market Funds (Cost $369,000)			$369,000

Total Investments – 100.1% (Cost $60,758,923)	(b)		$75,534,650
Liabilities in Excess of Other Assets – (0.1)%			(43,505)

Net Assets – 100.0%			$75,491,145

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

69

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of December 31, 2014

Average Annual returns
One year	18.77%
Five years	18.59%
Ten years	10.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Nasdaq-100® Index Portfolio returned 18.77% versus 19.40% for the current benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index for the year was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Powershares QQQ Trust Series 1, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.

The largest contributors to the index return were Apple, Inc., Microsoft Corp., Intel Corp., Facebook Inc., and Amgen, Inc. The largest detractors for the index in 2014 were Amazon.com, Inc., Vimpelcom Ltd., Google, Inc., Vodafone Group PLC, and Mattel, Inc.(1)

2014 was a very positive year for equities, fueled by a very accommodating Federal Reserve. In 2014, we saw a continued improvement in the economy, an improvement in the housing market, and less public policy uncertainty. Multiples for the Nasdaq 100 expanded in 2014, with the price to earnings ratio starting at 21.67 times at the end of 2013 to 24.08 times at the end of 2014, and net profit margins have continued to expand. Consumer sentiment continued to improve throughout 2014, as the unemployment rate fell from 6.97% at the end of 2013 to 5.70% at the end of 2014.

2015 should be another good year for equities. Low oil prices may continue to provide a tailwind to the economy, and to Gross Domestic Product growth, as the U.S. is a net importer of oil. However, net exporters of oil will be hurt. Quantitative easing is coming to an end in the U.S., with the Federal Reserve on pace to raise its policy rate late in 2015. We would expect equity gains to match earnings growth, which analysts are predicting to be around 6% to 8% for 2015.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

70	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	96.7
Exchange Traded Funds Less Net Liabilities	3.3

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	13.0
2. Microsoft Corp.	7.7
3. Google, Inc. Class C	3.6
4. Intel Corp.	3.5
5. Facebook, Inc. Class A	3.5
6. PowerShares QQQ Trust Series 1	3.4
7. Google, Inc. Class A	3.0
8. Amazon.com, Inc.	2.9
9. Cisco Systems, Inc.	2.9
10. Gilead Sciences, Inc.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	56.3
Consumer Discretionary	18.3
Health Care	14.2
Consumer Staples	4.4
Industrials	2.4
Telecommunication Services	0.8
Materials	0.3

96.7

71

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 96.7%		Shares	Value
CONSUMER DISCRETIONARY – 18.3%
Tesla Motors, Inc. (Automobiles)	(a)	3,050	$678,350
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		6,925	540,358
Starbucks Corp. (Hotels, Restaurants & Leisure)		18,250	1,497,412
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,475	368,181
Garmin Ltd. (Household Durables)		4,675	246,980
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	11,300	3,506,955
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	10,900	320,678
Liberty Ventures (Internet & Catalog Retail)	(a)	3,288	124,023
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,475	503,875
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,265	1,442,366
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	3,175	237,045
Mattel, Inc. (Leisure Products)		8,275	256,070
Charter Communications, Inc. Class A (Media)	(a)	2,675	445,709
Comcast Corp. Class A (Media)		52,472	3,043,901
Comcast Corp. Special Class A (Media)		10,150	584,285
DIRECTV (Media)	(a)	12,250	1,062,075
Discovery Communications, Inc. Class A (Media)	(a)	3,625	124,881
Discovery Communications, Inc. Class C (Media)	(a)	7,000	236,040
DISH Network Corp. Class A (Media)	(a)	5,425	395,428
Liberty Global PLC Class A (Media)	(a)	6,125	307,506
Liberty Global PLC Class C (Media)	(a)	15,700	758,467
Liberty Media Corp. Class A (Media)	(a)	2,550	89,939
Liberty Media Corp. Class C (Media)	(a)	5,575	195,292
Sirius XM Holdings, Inc. (Media)	(a)	134,050	469,175
Twenty-First Century Fox, Inc. Class A (Media)		33,125	1,272,166
Twenty-First Century Fox, Inc. Class B (Media)		19,475	718,433
Viacom, Inc. Class B (Media)		8,775	660,319
Dollar Tree, Inc. (Multiline Retail)	(a)	5,025	353,659
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,525	344,669
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,475	476,734
Ross Stores, Inc. (Specialty Retail)		5,125	483,082
Staples, Inc. (Specialty Retail)		15,600	282,672
Tractor Supply Co. (Specialty Retail)		3,325	262,076

			22,288,801

CONSUMER STAPLES – 4.4%
Monster Beverage Corp. (Beverages)	(a)	4,100	444,235
Costco Wholesale Corp. (Food & Staples Retailing)		10,685	1,514,599
Whole Foods Market, Inc. (Food & Staples Retailing)		8,775	442,435
Keurig Green Mountain, Inc. (Food Products)		3,950	522,960
Kraft Foods Group, Inc. (Food Products)		14,375	900,737
Mondelez International, Inc. Class A (Food Products)		40,975	1,488,417

			5,313,383

HEALTH CARE – 14.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,850	897,396
Amgen, Inc. (Biotechnology)		18,547	2,954,352
Biogen Idec, Inc. (Biotechnology)	(a)	5,750	1,951,837
Celgene Corp. (Biotechnology)	(a)	19,475	2,178,473
Gilead Sciences, Inc. (Biotechnology)	(a)	36,800	3,468,768
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,425	994,856
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,875	697,950
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	875	462,823
Catamaran Corp. (Health Care Providers & Svs.)	(a)	5,050	261,337
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	17,900	1,515,593
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,050	279,108
Cerner Corp. (Health Care Technology)	(a)	8,325	538,295
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,475	641,415
Mylan, Inc. (Pharmaceuticals)	(a)	9,125	514,376

			17,356,579

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 2.4%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,575	$267,732
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,700	209,667
American Airlines Group, Inc. (Airlines)		17,500	938,525
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,075	271,991
PACCAR, Inc. (Machinery)		8,639	587,538
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	4,025	257,801
Fastenal Co. (Trading Companies & Distributors)		7,225	343,621

			2,876,875

INFORMATION TECHNOLOGY – 56.3%
Cisco Systems, Inc. (Communications Equip.)		124,750	3,469,921
QUALCOMM, Inc. (Communications Equip.)		40,570	3,015,568
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,350	273,876
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,750	1,538,798
eBay, Inc. (Internet Software & Svs.)	(a)	30,310	1,700,997
Equinix, Inc. (Internet Software & Svs.)		1,343	304,498
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	54,250	4,232,585
Google, Inc. Class A (Internet Software & Svs.)	(a)	6,950	3,688,087
Google, Inc. Class C (Internet Software & Svs.)	(a)	8,275	4,355,960
Yahoo!, Inc. (Internet Software & Svs.)	(a)	23,110	1,167,286
Automatic Data Processing, Inc. (IT Svs.)		11,750	979,598
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	14,850	782,001
Fiserv, Inc. (IT Svs.)	(a)	5,949	422,201
Paychex, Inc. (IT Svs.)		8,845	408,374
Altera Corp. (Semiconductors & Equip.)		7,425	274,280
Analog Devices, Inc. (Semiconductors & Equip.)		7,675	426,116
Applied Materials, Inc. (Semiconductors & Equip.)		29,725	740,747
Avago Technologies Ltd. (Semiconductors & Equip.)		6,175	621,143
Broadcom Corp. Class A (Semiconductors & Equip.)		13,225	573,039
Intel Corp. (Semiconductors & Equip.)		117,970	4,281,131
KLA-Tencor Corp. (Semiconductors & Equip.)		4,025	283,038
Lam Research Corp. (Semiconductors & Equip.)		3,875	307,443
Linear Technology Corp. (Semiconductors & Equip.)		5,830	265,848
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	26,200	917,262
NVIDIA Corp. (Semiconductors & Equip.)		13,262	265,903
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	5,625	429,750
Texas Instruments, Inc. (Semiconductors & Equip.)		25,775	1,378,060
Xilinx, Inc. (Semiconductors & Equip.)		6,455	279,437
Activision Blizzard, Inc. (Software)		17,550	353,633
Adobe Systems, Inc. (Software)	(a)	12,180	885,486
Autodesk, Inc. (Software)	(a)	5,550	333,333
CA, Inc. (Software)		10,850	330,383
Check Point Software Technologies Ltd. (Software)	(a)	4,645	364,958
Citrix Systems, Inc. (Software)	(a)	3,925	250,415
Electronic Arts, Inc. (Software)	(a)	7,575	356,139
Intuit, Inc. (Software)		6,955	641,181
Microsoft Corp. (Software)		201,100	9,341,095
Symantec Corp. (Software)		16,848	432,235
Apple, Inc. (Tech. Hardware, Storage & Periph.)		143,085	15,793,722
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,610	315,435
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		5,375	526,643
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		7,975	530,338
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		5,675	628,223

			68,466,166

MATERIALS – 0.3%
Sigma-Aldrich Corp. (Chemicals)		2,900	398,083

72	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 0.8%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	3,150	$348,894
VimpelCom Ltd. – ADR (Wireless Telecom. Svs.)		42,850	178,899
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		11,879	405,905

			933,698

Total Common Stocks (Cost $69,492,544)			$117,633,585

Exchange Traded Funds – 3.4%		Shares	Value
PowerShares QQQ Trust Series 1		39,840	$4,113,480

Total Exchange Traded Funds (Cost $4,122,681)			$4,113,480

Total Investments – 100.1% (Cost $73,615,225)	(b)		$121,747,065
Liabilities in Excess of Other Assets – (0.1)%			(60,996)

Net Assets – 100.0%			$121,686,069

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

73

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2014

Average Annual returns
One year	13.88%
Five years	13.83%
Ten years	8.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Bristol Portfolio returned 13.88% versus 13.69% for the current benchmark, the S&P 500 Index.

After the large run up in the markets in 2013, many investors thought the market was overbought. Sure enough, a correction began in early January, led by biotechnology and small cap stocks. The quarter saw the U.S. economy shrink by 2.9%, the most in five years. Corporate earnings were flat and earnings per share for the S&P 500 Index constituents were down. A leading factor among investors may have been the fear of rising interest rates in 2014. When this proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend. The momentum continued through the second quarter, with the Dow Jones Industrial Average nudging up against the 17,000 level at June’s end and breaching 18,000 in December. There may have been grounds for speculation that rates would rise in 2014, but the new Federal Reserve Chair, Janet Yellen, seemed committed to keeping rates low while inflation remained modest. Her policy was aided by large Treasury purchases in the first two quarters by foreigners who were not voting in favor of the dollar as much as fleeing a weakening Yuan and the prospect of quantitative easing by the European Central Bank. The most positive development in the latter part of the year was the collapse in oil prices, which will benefit the American consumer in 2015.

From a sector allocation perspective, the Portfolio’s overweight in Health Care following the launch of Obamacare, provided 90 basis points of relative return, and an underweight in Energy following the oil price weakness, contributed 75 basis points. The Portfolio’s absence from the Utilities sector – typical for any growth manager – detracted 44 basis points. The Portfolio’s overweight in the Consumer Discretionary sector detracted 51 basis points. From a stock selection perspective, selections in Information Technology led relative outperformance, adding 153 basis points. The key detractor was Financials selections, which detracted 87 basis points when compared to the benchmark’s Financials holdings.(1)

The Portfolio’s best performers for the year were Pharmacyclics, Inc., Whirlpool Corp., Gilead Sciences, Inc., Hewlett-Packard Co.,

and Facebook, Inc. The worst performers were Intercept Pharmaceuticals, Inc., Whiting Petroleum Corp., Clovis Oncolgy, Inc., PVH Corp. and Amazon.com, Inc. The top contributors to performance were Pharmacyclics, Inc., Hewlett-Packard Co., Valeant Pharmaceuticals International, Inc., Celgene Corp., and Time Warner, Inc. The top detractors from performance were Intercept Pharmaceuticals, Inc., Whiting Petroleum, Corp., PVH Corp., Las Vegas Sands Corp., and General Motors Co.(1)

The top contributor to the Portfolio’s performance for the period was Pharmacyclics, Inc., following approval of its blood cancer drug. Hewlett-Packard Co. contributed 85 basis points as a result of the popularity of CEO Meg Whitman, the evidence of a turnaround and the prospect of Hewlett-Packard Co. splitting into two corporations in 2015. Valeant Pharmaceuticals International, Inc. contributed 82 basis points following its successful strategy of acquiring firms rather than developing R&D in house. Celgene Corp. generated 80 basis points as a result of positive sales forecasts for its cancer drugs. Time Warner, Inc. contributed 74 basis points as a result of growth in all segments, led by its HBO unit. (1)

Detractors from performance during the period included Intercept Pharmaceuticals, Inc., which detracted 108 basis points following the release of trial data that raised safety concerns for its treatment for liver disease. Energy sector stock Whiting Petroleum Corp., detracted 71 basis points following the drop in oil prices. PVH Corp. detracted 56 basis points after a weak first quarter and lower guidance for the rest of the year. General Motors Co. detracted 40 basis points with its ongoing massive recall program. Las Vegas Sands Corp. detracted 29 basis points after increased Chinese government regulation significantly reduced revenues for its flagship Macau casino.(1)

For 2015, the prospects for the markets look good, with lower gas prices estimated to put a large windfall into the pocket of the American consumer. Such personal spending is responsible for around 70% of domestic economic activity. This will benefit almost all sectors of the economy except drillers and oil industry service companies, as the Saudi government moves aggressively to discourage the fracking investment that could render its country much less important in the supply of energy to the U.S. Absent an external shock like Russia’s problems – which should not greatly affect domestic firms – the corporate profit picture looks good. Low interest rates permit share buy backs that support the current prices and earnings multiples are not excessive. We can expect rising interest rates later in 2015, but the initial impact will likely be quite small. Equities are not the only alternative to low fixed income returns, but they remain the default setting for many investors, including those who are still sitting on the sidelines in spite of the new record highs for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

74	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	99.1
Money Market Funds and Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	3.1
2. Clovis Oncology, Inc.	2.6
3. Intel Corp.	2.5
4. Microsoft Corp.	2.4
5. Yahoo!, Inc.	2.4
6. Hewlett-Packard Co.	2.4
7. Adobe Systems, Inc.	2.4
8. Celgene Corp.	2.4
9. JPMorgan Chase & Co.	2.4
10. Actavis PLC	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Health Care	26.9
Information Technology	24.5
Financials	19.2
Consumer Discretionary	11.5
Industrials	8.4
Materials	3.8
Energy	3.5
Consumer Staples	1.3

99.1

75

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 11.5%
Jarden Corp. (Household Durables)	(a)	102,575	$4,911,291
Whirlpool Corp. (Household Durables)		24,966	4,836,913
CBS Corp. Class B (Media)		45,356	2,510,001
Comcast Corp. Class A (Media)		82,470	4,784,085
Time Warner, Inc. (Media)		56,858	4,856,810
PVH Corp. (Textiles, Apparel & Luxury Goods)		36,526	4,681,537

			26,580,637

CONSUMER STAPLES – 1.3%
Molson Coors Brewing Co. Class B (Beverages)		41,681	3,106,068

ENERGY – 3.5%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		26,062	2,150,115
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		59,602	3,648,238
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		24,451	2,251,204

			8,049,557

FINANCIALS – 19.2%
Bank of America Corp. (Banks)		265,208	4,744,571
Citigroup, Inc. (Banks)		13,402	725,182
JPMorgan Chase & Co. (Banks)		87,463	5,473,434
M&T Bank Corp. (Banks)		37,466	4,706,479
PNC Financial Services Group, Inc. / The (Banks)		52,185	4,760,838
Capital One Financial Corp. (Consumer Finance)		57,413	4,739,443
Hartford Financial Services Group, Inc. / The (Insurance)		113,221	4,720,183
Lincoln National Corp. (Insurance)		88,098	5,080,612
MetLife, Inc. (Insurance)		87,366	4,725,627
Prudential Financial, Inc. (Insurance)		53,806	4,867,291

			44,543,660

HEALTH CARE – 26.9%
Biogen Idec, Inc. (Biotechnology)	(a)	13,450	4,565,602
Celgene Corp. (Biotechnology)	(a)	49,715	5,561,120
Clovis Oncology, Inc. (Biotechnology)	(a)	107,224	6,004,544
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	24,847	3,876,132
Pharmacyclics, Inc. (Biotechnology)	(a)	33,420	4,085,929
Medtronic, Inc. (Health Care Equip. & Supplies)		65,594	4,735,887
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		70,619	4,592,354
Humana, Inc. (Health Care Providers & Svs.)		33,237	4,773,830
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		44,783	4,527,113
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		37,236	4,665,298

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Actavis PLC (Pharmaceuticals)	(a)	21,053	$5,419,253
Mylan, Inc. (Pharmaceuticals)	(a)	83,338	4,697,763
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	33,963	4,860,445

			62,365,270

INDUSTRIALS – 8.4%
Raytheon Co. (Aerospace & Defense)		44,757	4,841,365
United Technologies Corp. (Aerospace & Defense)		40,883	4,701,545
FedEx Corp. (Air Freight & Logistics)		28,653	4,975,880
American Airlines Group, Inc. (Airlines)		94,055	5,044,170

			19,562,960

INFORMATION TECHNOLOGY – 24.5%
Cisco Systems, Inc. (Communications Equip.)		192,556	5,355,945
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	63,072	4,920,877
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,136	2,725,470
Google, Inc. Class C (Internet Software & Svs.)	(a)	6,292	3,312,109
Yahoo!, Inc. (Internet Software & Svs.)	(a)	111,829	5,648,483
VeriFone Systems, Inc. (IT Svs.)	(a)	100	3,720
Altera Corp. (Semiconductors & Equip.)		138,621	5,120,660
Intel Corp. (Semiconductors & Equip.)		158,940	5,767,933
Adobe Systems, Inc. (Software)	(a)	76,850	5,586,995
Microsoft Corp. (Software)		121,730	5,654,358
Apple, Inc. (Tech. Hardware, Storage & Periph.)		64,881	7,161,565
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		140,435	5,635,657

			56,893,772

MATERIALS – 3.8%
Huntsman Corp. (Chemicals)		178,600	4,068,508
Monsanto Co. (Chemicals)		39,251	4,689,317

			8,757,825

Total Common Stocks (Cost $208,440,352)			$229,859,749

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,189,000	$1,189,000

Total Money Market Funds (Cost $1,189,000)			$1,189,000

Total Investments – 99.6% (Cost $209,629,352)	(b)		$231,048,749
Other Assets in Excess of Liabilities – 0.4%			967,833

Net Assets – 100.0%			$232,016,582

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

76

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2014

Average Annual returns
One year	6.17%
Five years	13.35%
Ten years	7.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Bryton Growth Portfolio returned 6.17% versus 5.60% for the current benchmark, the Russell 2000 Growth Index.

After the large run up in the markets in 2013, many investors thought the market was overbought. Sure enough, a correction began in early January, led by biotechnology and small cap stocks. The quarter saw the U.S. economy shrink by 2.9%, the most in five years. Corporate earnings were flat and earnings per share for the S&P 500 Index constituents were down. A leading factor among investors may have been the fear of rising interest rates in 2014. When this proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend. The momentum continued through the second quarter, with the Dow Jones Industrial Average nudging up against the 17,000 level at June’s end and breaching 18,000 in December. There may have been grounds for speculation that rates would rise in 2014, but the new Federal Reserve Chair, Janet Yellen, seemed committed to keeping rates low while inflation remained modest. Her policy was aided by large Treasury purchases in the first two quarters by foreigners who were not voting in favor of the dollar as much as fleeing a weakening Yuan and the prospect of quantitative easing by the European Central Bank. The most positive development in the latter part of the year was the collapse in oil prices, which will benefit the American consumer in 2015.

From a sector allocation perspective, the Portfolio was underweight in Health Care following the launch of Obamacare, which detracted 63 basis points from relative performance. The Portfolio’s overweight in Industrials detracted 38 basis points. The Portfolio’s underweight in Materials generated 34 basis points. The overweight in the Energy sector generated 33 basis points. The Portfolio’s modest overweight in the Consumer Discretionary sector generated 26 basis points. From a stock selection perspective, selections in Information Technology and Industrials provided the most contribution relative to the benchmark, adding 223 and 206 basis points of relative performance, respectively. Energy detracted 248 basis points, as the Portfolio’s Energy selections underperformed the benchmark’s Energy stocks.(1)

The Portfolio’s best performers for the year were Bluebird Bio, Inc., Intercept Pharmaceuticals, Inc., InterMune, Inc., Cavium, Inc., and Taser International, Inc. The worst performers were Quantum Fuel Systems Technologies Worldwide, Inc., Sanchez Energy Corp., Himax Technologies, Halcon Resources Corp. and Boulder Brands, Inc. The top contributors to performance were Intercept Pharmaceuticals, Inc., Bluebird Bio, Inc., Motorcar Parts of America, Inc., XPO Logistics, Inc., and Cavium, Inc. The top detractors from performance were Himax Technologies, Inc., Quantum Fuel Systems Technologies Worldwide, Inc., Sanchez Energy Corp., Stone Energy Corp., and Chart Industries, Inc.(1)

The top contributor to the Portfolio’s performance for the period was Intercept Pharmaceuticals, Inc., which contributed 257 basis points following a huge run up in January when its liver treatment drug had great promise. The stock was sold in the same month, long before the November drug test result that proved disappointing. Bluebird Bio, Inc. generated 128 basis points following good drug test results. Motorcar Parts of America, Inc. contributed 114 basis points as a result of strong after market auto parts demand. XPO Logistics, Inc. generated 100 basis points as a result of a mid-year acquisition that conforms to its strategy of building out a transport network. Cavium, Inc., a server/storage/networking chip maker, contributed 93 basis points, following announcements of a new chip project and a successful build out of China’s 4G wireless network.(1)

Detractors from performance during the period included Himax Technologies, Inc., which detracted 106 basis points following reports that Google, Inc. would not be using its product in Google Glass, as well as inventory issues at Samsung, and was sold in late May. Auto electric drive train Quantum Fuel Systems Technologies Worldwide, Inc. detracted 102 basis points following the announcement that its largest customer is forming a joint venture with a competitor. With the dramatic fall in oil prices, Sanchez Energy Corp. detracted 91 basis points, but is still held in the Portfolio, although on a reduced scale. Stone Energy Corp. detracted 67 basis points for the same reason, but was sold in November. Chart Industries, Inc., a natural gas processing and storage equipment producer, detracted 67 basis points as a result of its business in China suffering a slowdown in demand in 2014. With the slowdown in expected global liquified natural gas demand, Chart Industries, Inc. was sold throughout the year.(1)

For 2015, the prospects for the markets look good, with lower gas prices estimated to put a huge windfall into the pocket of the American consumer. Such personal spending is responsible for around 70% of domestic economic activity. This will benefit almost all sectors of the economy except drillers and oil industry service companies, as the Saudi government moves aggressively to discourage the fracking investment that could render its country much less important in the supply of energy to the U.S. Absent an external shock like Russia’s problems – which should not greatly affect domestic firms – the corporate profit picture looks good. Low interest rates permit share buy backs that support the current prices and earnings multiples are not excessive. We can expect rising interest rates later in 2015, but the initial impact will likely be quite small. Equities are not the only alternative to low fixed income returns, but they remain the default setting for many investors, including those who are still sitting on the sidelines in spite of the new record highs for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

77	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	99.1
Money Market Funds Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Remy International, Inc.	2.3
2. Phibro Animal Health Corp. Class A	2.0
3. Prestige Brands Holdings, Inc.	2.0
4. FARO Technologies, Inc.	1.9
5. Healthcare Services Group, Inc.	1.9
6. Gentherm, Inc.	1.8
7. Neogen Corp.	1.8
8. Textainer Group Holdings Ltd.	1.8
9. ClubCorp Holdings, Inc.	1.8
10. Electronics For Imaging, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Health Care	28.6
Information Technology	26.9
Consumer Discretionary	18.7
Industrials	16.6
Consumer Staples	3.4
Energy	1.8
Financials	1.6
Materials	1.5

99.1

78

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 18.7%
Dana Holding Corp. (Auto Components)		86,667	$1,884,141
Gentherm, Inc. (Auto Components)	(a)	90,112	3,299,901
Motorcar Parts of America, Inc. (Auto Components)	(a)	86,612	2,692,767
Remy International, Inc. (Auto Components)		193,583	4,049,756
Tenneco, Inc. (Auto Components)	(a)	33,092	1,873,338
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	16,300	2,940,194
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		178,031	3,192,096
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		28,900	2,310,844
Kona Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	123,297	2,846,928
Lands’ End, Inc. (Internet & Catalog Retail)	(a)	44,600	2,406,616
Five Below, Inc. (Specialty Retail)	(a)	42,889	1,751,158
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	69,739	2,219,792
Vince Holding Corp. (Textiles, Apparel & Luxury Goods)	(a)	76,946	2,011,368

			33,478,899

CONSUMER STAPLES – 3.4%
Diamond Foods, Inc. (Food Products)	(a)	3,518	99,313
J&J Snack Foods Corp. (Food Products)		27,734	3,016,627
TreeHouse Foods, Inc. (Food Products)	(a)	35,200	3,010,656

			6,126,596

ENERGY – 1.8%
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	34,300	2,050,454
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	129,250	1,200,733

			3,251,187

FINANCIALS – 1.6%
Bank of the Ozarks, Inc. (Banks)		77,547	2,940,582

HEALTH CARE – 28.6%
Bluebird Bio, Inc. (Biotechnology)	(a)	30,478	2,795,442
Celldex Therapeutics, Inc. (Biotechnology)	(a)	168,560	3,076,220
Clovis Oncology, Inc. (Biotechnology)	(a)	53,243	2,981,608
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	12,727	1,985,412
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	53,661	2,855,302
MacroGenics, Inc. (Biotechnology)	(a)	55,000	1,928,850
Puma Biotechnology, Inc. (Biotechnology)	(a)	8,234	1,558,449
TESARO, Inc. (Biotechnology)	(a)	78,300	2,911,977
Alliqua, Inc. (Health Care Equip. & Supplies)	(a)	418,427	2,217,663
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a)	142,000	2,699,420
Neogen Corp. (Health Care Equip. & Supplies)	(a)	64,948	3,220,771
Wright Medical Group, Inc. (Health Care Equip. & Supplies)	(a)	101,500	2,727,305
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	43,796	2,680,753
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	52,400	3,014,572
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	35,002	2,872,264
Alimera Sciences, Inc. (Pharmaceuticals)	(a)	366,354	2,029,601
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	216,000	2,596,320

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Phibro Animal Health Corp. Class A (Pharmaceuticals)		112,828	$3,559,723
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	101,609	3,527,864

			51,239,516

INDUSTRIALS – 16.6%
GenCorp, Inc. (Aerospace & Defense)	(a)	148,792	2,722,894
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	74,386	3,040,900
PGT, Inc. (Building Products)	(a)	289,784	2,790,620
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		112,269	3,472,480
Power Solutions International, Inc. (Electrical Equip.)	(a)	48,955	2,526,568
Mueller Water Products, Inc. Class A (Machinery)		305,307	3,126,344
Rexnord Corp. (Machinery)	(a)	112,886	3,184,514
Wabash National Corp. (Machinery)	(a)	251,210	3,104,956
DXP Enterprises, Inc. (Trading Companies & Distributors)	(a)	49,128	2,482,438
Textainer Group Holdings Ltd. (Trading Companies & Distributors)		93,289	3,201,678

			29,653,392

INFORMATION TECHNOLOGY – 26.9%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		36,853	2,904,385
Cognex Corp. (Electronic Equip., Instr. & Comp.)	(a)	71,785	2,966,874
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	55,600	3,485,008
Cvent, Inc. (Internet Software & Svs.)	(a)	71,833	1,999,831
Demandware, Inc. (Internet Software & Svs.)	(a)	47,402	2,727,511
Textura Corp. (Internet Software & Svs.)	(a)	83,400	2,374,398
Euronet Worldwide, Inc. (IT Svs.)	(a)	50,953	2,797,320
Cavium, Inc. (Semiconductors & Equip.)	(a)	28,590	1,767,434
Cypress Semiconductor Corp. (Semiconductors & Equip.)		201,813	2,881,890
Microsemi Corp. (Semiconductors & Equip.)	(a)	109,388	3,104,431
Power Integrations, Inc. (Semiconductors & Equip.)		58,700	3,037,138
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	172,569	2,862,920
Guidewire Software, Inc. (Software)	(a)	55,747	2,822,471
Imperva, Inc. (Software)	(a)	62,811	3,104,748
Qlik Technologies, Inc. (Software)	(a)	102,048	3,152,263
Telenav, Inc. (Software)	(a)	443,302	2,956,824
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	74,525	3,191,906

			48,137,352

MATERIALS – 1.5%
PolyOne Corp. (Chemicals)		71,034	2,692,899

Total Common Stocks (Cost $166,508,534)			$177,520,423

Money Market Funds – 3.2%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		5,753,000	$5,753,000

Total Money Market Funds (Cost $5,753,000)			$5,753,000

Total Investments – 102.3% (Cost $172,261,534)	(b)		$183,273,423
Liabilities in Excess of Other Assets – (2.3)%			(4,187,487)

Net Assets – 100.0%			$179,085,936

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

79

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of December 31, 2014

Average Annual returns
One year	5.99%
Five years	8.82%
Ten years	6.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Balanced Portfolio returned 5.99% versus 10.09% for the current benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

As we entered 2014, our equity valuation model saw the domestic market as fair valued, which was significant because we had been bullish on the equity market as a whole since early 2009. With the market at about fair value, according to our methodology, the Portfolio was initially positioned relatively conservatively, with a 55% equity/45% fixed income allocation. Additionally, the Portfolio had a tight hedge on the equity holdings, using both S&P 500 Index out-of-the-money put options and S&P 500 Index out-of-the-money written call options in an attempt to reduce overall volatility. This strategy turned out to be advantageous during the first month of the year, as the equity market fell by about 3.5% due to a combination of macro-economic concerns and stretched valuations. At the same time, the fixed income market experienced a rally, as yields on the U.S.10-year Treasury fell from about 3% to about 2.6%. Due to our allocation and increased hedge, the Portfolio was able to hold up much better during this time frame, only capturing approximately a quarter of the downside equity move. This initial bout of equity volatility reduced some valuation froth within the market, and we began to see opportunities in certain sectors. Further, the combination of falling bond yields and historically tight credit spreads reduced the overall attractiveness of the bond market.

In response to the reduction in equity downside risk and relative fixed income attractiveness, we progressively adjusted the allocation of the Portfolio towards a more aggressive 70% equity / 30% fixed income split, which the Portfolio maintained the remainder of the year. Additionally, the hedge on the equity portion of the Portfolio was loosened to make way for a better opportunity to participate in the anticipated upside move. The market rallied rather aggressively with a relatively low amount of volatility through both the second and third quarters of the year. Finally, in the fourth quarter, the market experienced increased volatility, and we made corresponding Portfolio hedge adjustments in an attempt to dampen the volatility. Specifically, from mid-September to mid-October, both the equity market and high yield corporate bond space experienced a relatively steep sell-off, as fears regarding European economic growth and the precipitous drop in oil prices drove investors away from risky assets. While we remained overweight in equities going into this time period, we increased our hedge on the Portfolio in late-September, which helped to mitigate a portion of the downside move in the markets. Additionally, as the sell-off gained steam, we took profits in our hedging position as equity valuations became more attractive. This again allowed us to capture a higher percentage of the upside move going into year end.

Overall, the Portfolio produced positive returns over the course of 2014 and was able to reduce some of the market based volatility. However, while both allocation and hedging- based decisions provided value during certain time periods, our selection effect in both the equity and fixed income segments of the Portfolio was negative in aggregate.

In the equity portion of the Portfolio, the largest sector contributor to relative performance over the course of the year was the Health Care sector. While the Portfolio was underweight the sector as a whole, we saw industry-specific opportunities that performed well, producing a large positive benchmark-relative selection effect. The Industrials sector was another key contributor to Portfolio performance, as holdings in the overweight airline industry performed well, resulting in positive total effect. All other sectors were positive contributors to Portfolio performance with the exception of the Energy sector, which fell precipitously during the second half of the year. The Energy sector as a whole also produced the largest negative total effect for the Portfolio during 2014, due to both an overweight position and underperforming holdings. Other large negative sectors included Financials, Information Technology, and Materials.(1)

Moving to individual stock performance within the Portfolio, the five best benchmark- relative contributors were Delta Air Lines, Inc., Biogen Idec, Inc., Actavis PLC, Union Pacific Corp., and Gilead Sciences, Inc. The five stocks that had the most negative benchmark-relative contribution were Oceaneering International, Inc., Whiting Petroleum Corp., Waddell & Reed Financial, Inc., Methanex Corp., and Range Resources Corp.(1)

Focusing on the fixed income portion of the Portfolio, 2014 caught virtually all investors off guard. A highly anticipated bond sell-off turned into a strong rally, as yields fell across the board. The yield on the U.S. 10-year Treasury began the year at 3.00%, but fell over the course of the year for numerous reasons, finishing at 2.17% on the last day of the year. While the downward interest rate move was relatively steady over the course of the year, corporate credit spreads saw significant volatility, especially during the second half of the year, as investors preferred the safety of U.S. Treasuries to corporate credit. This volatility was most apparent in high yield energy bonds, as investors aggressively sold out of this segment of the market due to fears about company viability. The fixed income portion of the Portfolio underperformed the broad based fixed income benchmark over the course of the year mainly due to three specific factors: lower overall duration, an under-exposure to the U.S. Treasury space, and an overweight position in high yield corporate credit, primarily high yield energy holdings. More specifically, Shelf Drilling Holdings Ltd., Drill Rigs Holdings, Inc., and Forbes Energy Services Ltd. all experienced significant sell-offs, as questions arose regarding balance sheet quality in the face of the precipitous decline in oil prices. In the corporate bond space, some of the Portfolio’s longer duration holdings in the Financials sector pro-

80	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

duced strong relative returns due to both curve effect and credit spread tightening. Additionally, the Portfolio’s holdings in shorter-term, yield-to-call, high yield Telecommunication Services bonds held up well during the volatility in the second half of the year. Moreover, positions within the preferred stock segment of the Portfolio produced relatively strong returns. For example, within the real estate segment of the market, one specific holding produced a large gain due to a company issued call. Lastly, holdings within the closed-end fund segment of the market produced market-beating returns in aggregate, as either NAV-based movement or discount arbitrage opportunities were realized.(1)

Looking ahead to 2015, based on our equity valuation model, we see approximately 10% of upside in the equity market over the next nine to twelve months. While we see opportunity in all the sectors that we follow, there seems to be a distinct tilt towards the more cyclical segments of the market. This clear sector and industry value-based differentiation creates opportunities that we are looking to exploit, and the Portfolio is currently overweight in the Consumer Discretionary, Materials, and Financials sectors. The Portfolio continues to maintain a relatively neutral balanced allocation with approximately 60% in equities and 40% in fixed income (including preferred shares and closed-end funds). The equity hedge is currently targeting a beta of approximately 0.85, which is at the middle of our historical range, and will be adjusted based on our equity valuation readings. Further, we believe the volatility in the fixed income market during the latter half of 2014 has opened up numerous opportunities. We are beginning to look for specific prospects within the high yield energy segment of the market, as investors sold out of companies in this segment regardless of balance sheet strength or long-term viability. However, we will be selective in our individual bond purchases as we believe numerous risks still remain. Finally, we continue to see opportunity in uniquely structured bonds, specific preferred securities, which we believe have attractive upside profiles, and closed-end fund discount arbitrage opportunities. Regardless of how the market behaves, we will continue to manage the Portfolio with both returns and lower overall volatility in mind.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

81	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	63.0
Corporate Bonds (3)	22.3
Preferred Stocks (3)	2.2
Asset-Backed / Commercial Mortgage-Backed Securities (3)	0.5
U.S. Treasury Obligations	6.6
Closed-End Mutual Funds	2.4
Purchased Options	0.3
Written Options	(0.1)
Money Market Funds Less Net Liabilities	2.8

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. U.S. Treasury Note 1.000%, 09/15/2017	2.4
2. U.S. Treasury Note 0.500%, 09/30/2016	2.4
3. Delta Air Lines, Inc.	2.3
4. Comcast Corp. Class A	2.0
5. Union Pacific Corp.	2.0
6. McKesson Corp.	1.9
7. Google, Inc. Class C	1.8
8. Ashland, Inc.	1.7
9. Signature Bank	1.7
10. Jones Lang LaSalle, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	20.5
Consumer Discretionary	14.2
Information Technology	13.3
Industrials	10.6
Health Care	7.0
Energy	5.8
Materials	5.7
Consumer Staples	4.8
Utilities	4.2
Telecommunication Services	2.1

88.2

82

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 63.0%		Shares	Value
CONSUMER DISCRETIONARY – 12.6%
Starbucks Corp. (Hotels, Restaurants & Leisure)	(e)	100,000	$8,205,000
Jarden Corp. (Household Durables)	(a)	167,197	8,005,392
CBS Corp. Class B (Media)		220,100	12,180,334
Comcast Corp. Class A (Media)	(e)	293,895	17,048,849
Walt Disney Co. / The (Media)		135,280	12,742,023
Macy’s, Inc. (Multiline Retail)		174,600	11,479,950
Foot Locker, Inc. (Specialty Retail)		150,000	8,427,000
Home Depot, Inc. / The (Specialty Retail)		75,000	7,872,750
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	70,000	4,641,700
Tractor Supply Co. (Specialty Retail)	(e)	53,700	4,232,634
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		177,500	10,037,625

			104,873,257

CONSUMER STAPLES – 3.0%
Costco Wholesale Corp. (Food & Staples Retailing)		33,930	4,809,577
CVS Health Corp. (Food & Staples Retailing)		100,000	9,631,000
Tyson Foods, Inc. Class A (Food Products)		200,000	8,018,000
Reynolds American, Inc. (Tobacco)		41,120	2,642,782

			25,101,359

ENERGY – 4.2%
Bristow Group, Inc. (Energy Equip. & Svs.)		77,110	5,073,067
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)(e)	38,130	1,786,009
Oceaneering International, Inc. (Energy Equip. & Svs.)	(e)	59,520	3,500,371
Schlumberger Ltd. (Energy Equip. & Svs.)		80,000	6,832,800
EQT Corp. (Oil, Gas & Consumable Fuels)		45,010	3,407,257
Range Resources Corp. (Oil, Gas & Consumable Fuels)		50,000	2,672,500
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		170,370	8,433,315
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	100,000	3,300,000

			35,005,319

FINANCIALS – 11.3%
Signature Bank (Banks)	(a)	113,270	14,267,489
SVB Financial Group (Banks)	(a)	110,000	12,767,700
Wells Fargo & Co. (Banks)		150,000	8,223,000
Invesco Ltd. (Capital Markets)		202,900	8,018,608
Waddell & Reed Financial, Inc. Class A (Capital Markets)		152,000	7,572,640
Discover Financial Services (Consumer Finance)		162,080	10,614,619
Encore Capital Group, Inc. (Consumer Finance)	(a)	235,370	10,450,428
Arthur J. Gallagher & Co. (Insurance)		175,670	8,270,544
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(e)	95,000	14,243,350

			94,428,378

HEALTH CARE – 5.6%
Biogen Idec, Inc. (Biotechnology)	(a)	23,000	7,807,350
Gilead Sciences, Inc. (Biotechnology)	(a)	60,530	5,705,558
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		100,000	6,503,000
McKesson Corp. (Health Care Providers & Svs.)		75,000	15,568,500
Actavis PLC (Pharmaceuticals)	(a)	43,700	11,248,817

			46,833,225

INDUSTRIALS – 7.0%
Curtiss-Wright Corp. (Aerospace & Defense)		89,563	6,322,252
Precision Castparts Corp. (Aerospace & Defense)		35,083	8,450,793
Delta Air Lines, Inc. (Airlines)	(e)	385,000	18,938,150
Tyco International PLC (Commercial Svs. & Supplies)		69,300	3,039,498
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	40,200	3,614,784
Norfolk Southern Corp. (Road & Rail)		10,700	1,172,827
Union Pacific Corp. (Road & Rail)	(e)	138,160	16,459,001

			57,997,305

INFORMATION TECHNOLOGY – 11.4%
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		70,000	5,471,200
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	150,000	11,703,000
Google, Inc. Class A (Internet Software & Svs.)	(a)	700	371,462
Google, Inc. Class C (Internet Software & Svs.)	(a)	27,700	14,581,280
Accenture PLC Class A (IT Svs.)		145,786	13,020,148
Alliance Data Systems Corp. (IT Svs.)	(a)	46,800	13,387,140
DST Systems, Inc. (IT Svs.)		65,000	6,119,750
MasterCard, Inc. Class A (IT Svs.)	(e)	96,600	8,323,056
Visa, Inc. (IT Svs.)		32,850	8,613,270
Synaptics, Inc. (Semiconductors & Equip.)	(a)	65,000	4,474,600
Apple, Inc. (Tech. Hardware, Storage & Periph.)		78,910	8,710,086

			94,774,992

83	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
MATERIALS – 4.9%
Ashland, Inc. (Chemicals)		120,000	$14,371,200
LyondellBasell Industries NV Class A (Chemicals)	(e)	125,340	9,950,743
Methanex Corp. (Chemicals)	(e)	180,050	8,251,692
Monsanto Co. (Chemicals)		70,000	8,362,900

			40,936,535

TELECOMMUNICATION SERVICES – 0.8%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		150,000	7,017,000

UTILITIES – 2.2%
OGE Energy Corp. (Electric Utilities)		125,190	4,441,741
Atmos Energy Corp. (Gas Utilities)		41,900	2,335,506
Laclede Group, Inc. / The (Gas Utilities)		94,300	5,016,760
CMS Energy Corp. (Multi-Utilities)		186,300	6,473,925

			18,267,932

Total Common Stocks (Cost $493,756,693)			$525,235,302

Corporate Bonds – 22.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.6%
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	$3,630,000	$3,530,175
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.250%	10/30/2017	1,000,000	1,041,750
Comcast Cable Holdings, LLC (Media)		10.125%	04/15/2022	1,500,000	2,105,070
Intelsat Jackson Holdings SA (Media)		7.250%	04/01/2019	2,982,000	3,123,645
GRD Holdings III Corp. (Specialty Retail)	(b)	10.750%	06/01/2019	3,475,000	3,813,812

					13,614,452

CONSUMER STAPLES – 1.8%
Kroger Co. / The (Food & Staples Retailing)		7.500%	04/01/2031	3,240,000	4,386,954
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	7,967,000	10,249,482

					14,636,436

ENERGY – 1.6%
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	1,000,000	835,000
Forbes Energy Services Ltd. (Energy Equip. & Svs.)		9.000%	06/15/2019	1,980,000	1,197,900
Permian Holdings, Inc. (Energy Equip. & Svs.)	(b)	10.500%	01/15/2018	2,187,000	1,651,185
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	1,800,000	1,737,000
Shelf Drilling Holdings Ltd. (Energy Equip. & Svs.)	(b)	8.625%	11/01/2018	3,186,000	2,644,380
Alliance Pipeline LP / United States (Oil, Gas & Consumable Fuels)	(b)	7.877%	12/31/2025	2,000,000	2,598,950
Bill Barrett Corp. (Oil, Gas & Consumable Fuels)		7.000%	10/15/2022	1,000,000	810,000
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	01/15/2021	900,000	906,750
United Refining Co. (Oil, Gas & Consumable Fuels)		10.500%	02/28/2018	832,000	861,120

					13,242,285

FINANCIALS – 6.3%
Fulton Capital Trust I (Acquired 03/11/2014, Cost $948,465) (Banks)	(i)	6.290%	02/01/2036	1,000,000	997,500
PNC Preferred Funding Trust II (Banks)	(b)(c)	1.463%	03/29/2049	4,000,000	3,780,000
Enova International, Inc. (Consumer Finance)	(b)	9.750%	06/01/2021	1,985,000	1,960,187
GE Capital Franchise Finance Corp. (Diversified Financial Svs.)		7.100%	11/30/2026	1,000,000	1,311,544
General Electric Capital Corp. / LJ VP Holdings LLC (Diversified Financial Svs.)	(b)	3.800%	06/18/2019	2,750,000	2,924,578
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,124,098
Everest Reinsurance Holdings, Inc. (Insurance)	(f)	6.600%	05/01/2067	5,200,000	5,343,000
Glen Meadow Pass-Through Trust (Insurance)	(b)(f)	6.505%	02/12/2067	395,000	388,087
Liberty Mutual Group, Inc. (Insurance)	(b)(f)	7.000%	03/07/2067	750,000	772,500
MBIA, Inc. (Insurance)		6.625%	10/01/2028	2,810,000	2,866,200
Old Republic International Corp. (Insurance)		4.875%	10/01/2024	5,000,000	5,239,505
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,550,648
Prudential Financial, Inc. (Insurance)	(f)	8.875%	06/15/2068	10,485,000	12,293,662
Prudential Insurance Co. of America / The (Insurance)	(b)	8.300%	07/01/2025	2,500,000	3,382,818
Reinsurance Group of America, Inc. (Insurance)		6.450%	11/15/2019	1,000,000	1,159,061
SAFG Retirement Services, Inc. (Insurance)		8.125%	04/28/2023	500,000	640,536
Torchmark Corp. (Insurance)		7.875%	05/15/2023	2,000,000	2,536,272

					52,270,196

HEALTH CARE – 1.4%
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		6.625%	11/01/2020	500,000	526,563
Highmark, Inc. (Health Care Providers & Svs.)	(b)	4.750%	05/15/2021	3,500,000	3,624,758
Highmark, Inc. (Health Care Providers & Svs.)	(b)	6.125%	05/15/2041	1,000,000	1,058,862
inVentiv Health, Inc. (Health Care Providers & Svs.)	(b)	9.000%	01/15/2018	3,405,000	3,490,125
Prospect Medical Holdings, Inc. (Health Care Providers & Svs.)	(b)	8.375%	05/01/2019	2,985,000	3,201,413

					11,901,721

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 3.6%
CHC Helicopter SA (Air Freight & Logistics)		9.375%	06/01/2021	$1,625,000	$1,535,624
Goodman Networks, Inc. (Building Products)		12.125%	07/01/2018	2,570,000	2,666,375
Masco Corp. (Building Products)	(h)	6.125%	10/03/2016	5,000,000	5,327,500
Masco Corp. (Building Products)		5.950%	03/15/2022	4,934,000	5,501,410
USG Corp. (Building Products)	(b)	5.875%	11/01/2021	2,090,000	2,121,350
USG Corp. (Building Products)	(b)	7.875%	03/30/2020	4,000,000	4,295,000
Michael Baker International LLC / CDL Acquisition Co., Inc. (Construction & Engineering)	(b)	8.250%	10/15/2018	1,485,000	1,485,000
Case New Holland Industrial, Inc. (Machinery)		7.875%	12/01/2017	980,000	1,082,900
Ingersoll-Rand Co. (Machinery)		6.391%	11/15/2027	2,000,000	2,403,296
Brightstar Corp. (Trading Companies & Distributors)	(b)	7.250%	08/01/2018	1,832,000	1,964,820
Brightstar Corp. (Trading Companies & Distributors)	(b)	9.500%	12/01/2016	1,900,000	1,997,375

					30,380,650

INFORMATION TECHNOLOGY – 1.9%
Harris Corp. (Communications Equip.)		6.375%	06/15/2019	1,000,000	1,142,028
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	2,180,000	2,838,031
First Data Corp. (IT Svs.)		12.625%	01/15/2021	3,584,000	4,264,960
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	7,242,000	7,640,310

					15,885,329

MATERIALS – 0.8%
LSB Industries, Inc. (Chemicals)		7.750%	08/01/2019	948,000	990,660
PaperWorks Industries, Inc. (Containers & Packaging)	(b)	9.500%	08/15/2019	2,485,000	2,494,319
Alcoa, Inc. (Metals & Mining)		5.125%	10/01/2024	2,900,000	3,079,127

					6,564,106

TELECOMMUNICATION SERVICES – 1.3%
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	09/01/2018	1,000,000	1,038,500
Clearwire Communications LLC / Clearwire Finance, Inc. (Wireless Telecom. Svs.)	(b)	14.750%	12/01/2016	5,406,000	6,514,230
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	3,425,000	3,163,844

					10,716,574

UTILITIES – 2.0%
Kiowa Power Partners, LLC (Electric Utilities)	(b)	5.737%	03/30/2021	1,483,074	1,599,791
PECO Energy Capital Trust IV (Electric Utilities)		5.750%	06/15/2033	5,000,000	4,999,480
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	1,342,462	1,686,468
Hydro-Quebec (Ind. Power & Renewable Elec.)		9.375%	04/15/2030	5,000,000	8,204,510

					16,490,249

Total Corporate Bonds (Cost $188,928,455)					$185,701,998

Preferred Stocks – 2.2%			Rate	Shares	Value
FINANCIALS – 2.2%
RBS Capital Funding Trust V (Banks)			5.900%	159,126	$3,866,762
Charles Schwab Corp. Series A / The (Capital Markets)	(g)		7.000%	4,000,000	4,642,520
General Electric Capital Corp. (Diversified Financial Svs.)	(g)		7.125%	2,500,000	2,918,750
American Homes 4 Rent (Real Estate Investment Trusts)			5.000%	38,651	953,134
Equity Commonwealth (Real Estate Investment Trusts)			7.250%	156,040	3,979,020
Gramercy Property Trust, Inc. (Acquired 08/26/2014 through 12/11/2014, Cost $2,102,796) (Real Estate Investment Trusts)	(i)		7.125%	83,924	2,161,043

Total Preferred Stocks (Cost $18,485,264)					$18,521,229

Asset-Backed / Commercial Mortgage-Backed Securities – 0.5%		Rate	Maturity	Face Amount	Value
FINANCIALS – 0.5%
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 Class 2CB1		5.500%	08/25/2034	$1,508,609	$1,640,700
MASTR Seasoned Securitization Trust 2005-1 Class 1A1		6.633%	09/25/2032	2,439,872	2,695,311

Total Asset-Backed / Commercial Mortgage-Backed Securities (Cost $4,299,121)					$4,336,011

U.S. Treasury Obligations – 6.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.500%	09/30/2016	$20,000,000	$19,972,660
U.S. Treasury Note		1.000%	09/15/2017	20,000,000	20,006,240
U.S. Treasury Note		2.125%	09/30/2021	5,000,000	5,055,080
U.S. Treasury Note		2.250%	11/15/2024	10,000,000	10,068,750

Total U.S. Treasury Obligations (Cost $54,842,969)					$55,102,730

Closed-End Mutual Funds – 2.4%				Shares	Value
Diversified Real Asset Income Fund				523,387	$9,080,764
Firsthand Technology Value Fund, Inc.				85,541	1,595,340
Montgomery Street Income Securities, Inc.				28,042	460,450

85	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Closed-End Mutual Funds (Continued)		Shares	Value
Nuveen Dividend Advantage Municipal Fund 3		172,492	$2,376,940
Nuveen Dividend Advantage Municipal Income Fund		69,252	977,146
Nuveen Global High Income Fund	(a)	292,994	5,054,146
Western Asset / Claymore Inflation-Linked Securities & Income Fund		18,150	210,540

Total Closed-End Mutual Funds (Cost $20,643,930)			$19,755,326

Purchased Options – 0.3%		Contracts (d)	Value
S&P 500 Index Put Option Expiration: February 2015, Exercise Price: $2,000.00		500	$1,565,000
S&P 500 Index Put Option Expiration: February 2015, Exercise Price: $1,950.00		400	774,000

Total Purchased Options (Cost $2,388,051)			$2,339,000

Money Market Funds – 3.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		29,630,000	$29,630,000

Total Money Market Funds (Cost $29,630,000)			$29,630,000

Total Investments – 100.9% (Cost $812,974,483)	(j)		$840,621,596
Total Written Options Outstanding – (0.1)% (see schedule below)			(1,023,500)
Liabilities in Excess of Other Assets – (0.8)%			(6,464,457)

Net Assets – 100.0%			$833,133,639

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $58,598,540, or 7.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2014.

(d)	100 shares per contract.

(e)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(f)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2014.

(g)	Security is a variable rate preferred stock in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2014.

(h)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(i)	Represents a security deemed to be illiquid. At December 31, 2014, the value of illiquid securities in the Portfolio totaled $3,158,543, or 0.4% of the Portfolio’s net assets.

(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options Outstanding	December 31, 2014

	Contracts*	Value
S&P 500 Index Call Option
Expiration: February 2015, Exercise Price: $2,150.00	500	$350,000
S&P 500 Index Call Option
Expiration: February 2015, Exercise Price: $2,100.00	300	673,500

Total Written Options Outstanding (Premiums received $1,432,788)	800	$1,023,500

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

86

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

Performance as of December 31, 2014

Average Annual returns
One year	7.44%
Five years	14.80%
Since inception (11/2/05)	5.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Target VIP Portfolio returned 7.44% versus 12.56% for the current benchmark, the Russell 3000 Index.

U.S. equities climbed steadily throughout 2014, with the exception of the brief dip in October. Stocks quickly recovered from the brief decline and ended the year near all-time highs. Among the major events impacting the markets over the course of the year were extremely cold weather in the first quarter, the plunge in oil prices in the second half of the year, and the Federal Reserve ending its bond purchases in the fourth quarter. Despite these headwinds, it was a solid year for U.S. equities. Large caps led small caps, as they offered more attractive valuations and perceived safety amid the uncertainty in the markets. Within sectors, more defensive sectors such as Utilities and Health Care led the market, while more cyclical sectors, such as Energy, lagged.

The Portfolio had its annual rebalance in early January 2014. Though the selection process for the underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in additional exposure to the Energy, Financials and Telecommunications Services sectors. As a result, both Energy and Telecommunications Services were overweight the benchmarks, while the Financials underweight was reduced. Both Consumer Discretionary and Health Care saw large reductions in weight, though they remained slightly overweight. (1)

Stock selection in the Information Technology sector was the biggest contributor to the Portfolio’s relative performance for the year. Semiconductor holdings Intel Corp., Avago Technologies Ltd. and Skyworks Solutions, Inc. were among the top performers in the sector. A sizeable position in Apple, Inc. also boosted returns. Stock selection in Industrials was also a positive contributor to performance. Southwest Airlines Co. and 3M Co. were the biggest contributors in the sector. Both Information Technology and Industrials also had positive allocation effects.(1)

The Energy sector was the biggest detractor from relative return due to both stock selection and allocation. The Portfolio was overweight the sector, which was the worst performing sector for the year, as oil prices dropped dramatically in the latter half of the year.

The Portfolio’s holdings in smaller oilfield servicers and exploration and production stocks were responsible for the negative selection effect. Stock selection in Health Care, Financials and Utilities also detracted from relative performance. Within Health Care, the Portfolio’s holdings were concentrated in large cap names (Pfizer, Inc., Biogen Idec, Inc., AstraZeneca PLC) which trailed the overall sector. Financials sector performance was hurt by a concentration of holdings in the small/mid cap space, which significantly underperformed large caps for the year. In Utilities, all holdings were non-U.S. based and picked up by the European 20 strategy within the Portfolio. Foreign stocks, as a whole, trailed their U.S. counterparts for the year.(1)

The Portfolio’s best performers were Skyworks Solutions, Inc., Southwest Airlines Co., Avago Technologies Ltd., JetBlue Airways Corp. and Core-Mark Holding Co. The worst performers were Seventy Seven Energy, Inc., Rex Energy Corp., Sturm, Ruger & Company, Inc., eHealth, Inc., and TETA Technologies, Inc. The Portfolio’s top contributors to performance were Intel Corp., Apple, Inc., Home Depot, Inc., Gilead Sciences, Inc. and Travelers Companies, Inc. The top detractors from performance were BP plc, Rex Energy Corp., Sturm, Ruger & Company, Inc., eHealth, Inc., and Eni SpA.(1)

As we look to 2015, U.S. equities continue to look attractive, in our opinion, given the outlook for growth. The new year is expected to bring a divergence in monetary policy around the world. Growth is expected to pick up in the U.S. and the Federal Reserve is likely to start raising rates, while most of the rest of the world (developed markets in particular) is struggling for growth and is likely to undertake measures to boost economic activity. With stock valuations hovering around fair value, gains in the new year are likely to closely follow earnings growth, which the consensus estimates to be at about 10% for the S&P 500 Index. We remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, which provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

87	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	98.4
Money Market Funds and Other Net Assets	1.6

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Intel Corp.	5.4
2. Apple, Inc.	5.4
3. Pfizer, Inc.	5.0
4. Home Depot, Inc. / The	4.0
5. BP PLC – ADR	3.7
6. Travelers Cos., Inc. / The	3.6
7. Schlumberger Ltd.	3.4
8. Goldman Sachs Group, Inc. / The	3.4
9. Gilead Sciences, Inc.	3.2
10. AT&T, Inc.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	23.8
Health Care	13.9
Consumer Discretionary	13.8
Financials	13.2
Energy	11.8
Industrials	7.3
Telecommunication Services	6.8
Utilities	3.7
Consumer Staples	2.8
Materials	1.3

98.4

88

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 98.4%		Shares	Value
CONSUMER DISCRETIONARY – 13.8%
China Automotive Systems, Inc. (Auto Components)		10,935	$77,529
Drew Industries, Inc. (Auto Components)	(a)	4,801	245,187
Federal-Mogul Holdings Corp. (Auto Components)	(a)	4,390	70,635
Goodyear Tire & Rubber Co. / The (Auto Components)		4,085	116,708
Standard Motor Products, Inc. (Auto Components)		4,746	180,918
Visteon Corp. (Auto Components)	(a)	1,050	112,203
Winnebago Industries, Inc. (Automobiles)		5,913	128,667
Core-Mark Holding Co., Inc. (Distributors)		4,803	297,450
Bridgepoint Education, Inc. (Diversified Consumer Svs.)	(a)	11,511	130,305
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	3,447	67,802
Ryland Group, Inc. / The (Household Durables)		1,983	76,464
Netflix, Inc. (Internet & Catalog Retail)	(a)	741	253,133
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	652	743,417
Arctic Cat, Inc. (Leisure Products)		2,803	99,506
Smith & Wesson Holding Corp. (Leisure Products)	(a)	11,450	108,431
Sturm Ruger & Co., Inc. (Leisure Products)		4,066	140,806
DIRECTV (Media)	(a)	9,955	863,098
Regal Entertainment Group Class A (Media)		4,371	93,365
Viacom, Inc. Class B (Media)		4,868	366,317
AutoZone, Inc. (Specialty Retail)	(a)	640	396,230
Brown Shoe Co., Inc. (Specialty Retail)		8,858	284,785
Home Depot, Inc. / The (Specialty Retail)		20,764	2,179,597
Tractor Supply Co. (Specialty Retail)		1,727	136,122
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,053	116,609
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)		3,920	111,210
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		3,394	187,383

			7,583,877

CONSUMER STAPLES – 2.8%
Diamond Foods, Inc. (Food Products)	(a)	255	7,199
Tyson Foods, Inc. Class A (Food Products)		2,353	94,332
Colgate-Palmolive Co. (Household Products)		7,971	551,513
Kimberly-Clark Corp. (Household Products)		3,265	377,238
Imperial Tobacco Group PLC – ADR (Tobacco)		5,774	505,225

			1,535,507

ENERGY – 11.8%
Newpark Resources, Inc. (Energy Equip. & Svs.)	(a)	18,113	172,798
Schlumberger Ltd. (Energy Equip. & Svs.)		22,072	1,885,170
Seventy Seven Energy, Inc. (Energy Equip. & Svs.)	(a)	657	3,554
TETRA Technologies, Inc. (Energy Equip. & Svs.)	(a)	16,626	111,062
BP PLC – ADR (Oil, Gas & Consumable Fuels)		53,396	2,035,456
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		11,236	219,889
Chevron Corp. (Oil, Gas & Consumable Fuels)		5,641	632,807
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		9,303	324,768
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		882	79,609
Phillips 66 (Oil, Gas & Consumable Fuels)		1,746	125,188
Rex Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	11,479	58,543
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		6,003	417,569
Total SA – ADR (Oil, Gas & Consumable Fuels)		7,325	375,040
Triangle Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	19,199	91,771

			6,533,224

FINANCIALS – 13.2%
Columbia Banking System, Inc. (Banks)		10,818	298,685
HSBC Holdings PLC – ADR (Banks)		8,178	386,247
Swedbank AB – ADR (Banks)		15,804	393,632
Goldman Sachs Group, Inc. / The (Capital Markets)		9,682	1,876,662
Encore Capital Group, Inc. (Consumer Finance)	(a)	5,284	234,610
Aon PLC (Insurance)		11,647	1,104,485
Assurant, Inc. (Insurance)		2,802	191,741
eHealth, Inc. (Insurance)	(a)	3,894	97,038
Employers Holdings, Inc. (Insurance)		6,467	152,039

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Horace Mann Educators Corp. (Insurance)		8,402	$278,778
Torchmark Corp. (Insurance)		5,235	283,580
Travelers Cos., Inc. / The (Insurance)		18,846	1,994,849

			7,292,346

HEALTH CARE – 13.9%
Biogen Idec, Inc. (Biotechnology)	(a)	2,924	992,552
Gilead Sciences, Inc. (Biotechnology)	(a)	18,984	1,789,432
PDL BioPharma, Inc. (Biotechnology)		10,044	77,439
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,212	497,223
Alere, Inc. (Health Care Equip. & Supplies)	(a)	2,352	89,376
Halyard Health, Inc. (Health Care Equip. & Supplies)	(a)	407	18,506
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		1,487	96,700
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	442	47,692
Omnicell, Inc. (Health Care Technology)	(a)	7,385	244,591
AstraZeneca PLC – ADR (Pharmaceuticals)		7,525	529,609
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		8,429	360,255
Pfizer, Inc. (Pharmaceuticals)		88,252	2,749,050
Sagent Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	6,709	168,463

			7,660,888

INDUSTRIALS – 7.3%
AAR Corp. (Aerospace & Defense)		8,323	231,213
Elbit Systems Ltd. (Aerospace & Defense)		1,432	86,973
Northrop Grumman Corp. (Aerospace & Defense)		1,700	250,563
Orbital Sciences Corp. (Aerospace & Defense)	(a)	12,686	341,127
JetBlue Airways Corp. (Airlines)	(a)	10,044	159,298
Southwest Airlines Co. (Airlines)		11,526	487,780
Apogee Enterprises, Inc. (Building Products)		6,062	256,847
Kimball International, Inc. Class B (Commercial Svs. & Supplies)		5,737	52,321
3M Co. (Industrial Conglomerates)		5,056	830,802
Altra Industrial Motion Corp. (Machinery)		5,557	157,763
Flowserve Corp. (Machinery)		1,049	62,762
Tennant Co. (Machinery)		3,780	272,803
Korn/Ferry International (Professional Svs.)	(a)	10,268	295,308
Navigant Consulting, Inc. (Professional Svs.)	(a)	4,424	67,997
TrueBlue, Inc. (Professional Svs.)	(a)	8,513	189,414
ArcBest Corp. (Road & Rail)		2,515	116,621
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	7,852	183,344

			4,042,936

INFORMATION TECHNOLOGY – 23.8%
Brocade Communications Systems, Inc. (Communications Equip.)		9,701	114,860
Finisar Corp. (Communications Equip.)	(a)	3,591	69,701
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,505	219,693
Kimball Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,274	51,373
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,082	291,849
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,134	120,803
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	3,407	776,694
Stamps.com, Inc. (Internet Software & Svs.)	(a)	3,377	162,062
VeriSign, Inc. (Internet Software & Svs.)	(a)	1,892	107,844
Yahoo!, Inc. (Internet Software & Svs.)	(a)	12,758	644,407
Computer Sciences Corp. (IT Svs.)		2,439	153,779
CSG Systems International, Inc. (IT Svs.)		7,099	177,972
MasterCard, Inc. Class A (IT Svs.)		15,800	1,361,328
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a)	8,230	195,051
Amkor Technology, Inc. (Semiconductors & Equip.)	(a)	13,946	99,017
Avago Technologies Ltd. (Semiconductors & Equip.)		3,095	311,326
Intel Corp. (Semiconductors & Equip.)		82,241	2,984,526
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	13,340	467,033
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		7,896	392,747

89	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3,080	$223,947
Apple, Inc. (Tech. Hardware, Storage & Periph.)		26,837	2,962,268
Immersion Corp. (Tech. Hardware, Storage & Periph.)	(a)	5,986	56,687
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		2,827	276,989
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		8,420	559,930
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		2,926	323,908

			13,105,794

MATERIALS – 1.3%
Flotek Industries, Inc. (Chemicals)	(a)	10,709	200,580
FMC Corp. (Chemicals)		450	25,664
LyondellBasell Industries NV Class A (Chemicals)		1,862	147,824
Praxair, Inc. (Chemicals)		992	128,524
P.H. Glatfelter Co. (Paper & Forest Products)		9,094	232,534

			735,126

TELECOMMUNICATION SERVICES – 6.8%
AT&T, Inc. (Diversified Telecom. Svs.)		48,336	1,623,606
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		26,001	413,156
General Communication, Inc. Class A (Diversified Telecom. Svs.)	(a)	7,762	106,727
Orange SA – ADR (Diversified Telecom. Svs.)		36,491	617,428
TeliaSonera AB – ADR (Diversified Telecom. Svs.)		26,843	345,738
Vivendi SA – ADR (Diversified Telecom. Svs.)		17,051	423,206
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		6,260	213,904

			3,743,765

Common Stocks (Continued)		Shares	Value
UTILITIES – 3.7%
Electricite de France SA – ADR (Electric Utilities)		63,600	$345,348
Centrica PLC – ADR (Multi-Utilities)		19,408	334,982
E.ON SE – ADR (Multi-Utilities)		24,203	411,330
GDF Suez – ADR (Multi-Utilities)		18,956	441,637
National Grid PLC – ADR (Multi-Utilities)		6,910	488,261

			2,021,558

Total Common Stocks (Cost $49,497,689)			$54,255,021

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		881,000	$881,000

Total Money Market Funds (Cost $881,000)			$881,000

Total Investments – 100.0% (Cost $50,378,689)	(b)		$55,136,021
Other Assets in Excess of Liabilities – 0.0%			5,888

Net Assets – 100.0%			$55,141,909

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2014

Average Annual returns
One year	12.01%
Five years	13.85%
Since inception (5/1/07)	6.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2014, the Bristol Growth Portfolio returned 12.01% versus 13.05% for the current benchmark, the Russell 1000 Growth Index.

After the large run up in the markets in 2013 many investors thought the market was overbought. Sure enough, a correction began in early January, led by biotechnology and small cap stocks. The quarter saw the U.S. economy shrink by 2.9%, the most in five years. Corporate earnings were flat and earnings per share for the S&P 500 Index constituents were down. A leading factor among investors may have been the fear of rising interest rates in 2014. When this proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend. The momentum continued through the second quarter, with the Dow Jones Industrial Average nudging up against the 17,000 level at June’s end and breaching 18,000 in December. There may have been grounds for speculation that rates would rise in 2014, but the new Federal Reserve Chair, Janet Yellen, seemed committed to keeping rates low while inflation remained modest. Her policy was aided by large Treasury purchases in the first two quarters by foreigners who were not voting in favor of the dollar as much as fleeing a weakening Yuan and the prospect of quantitative easing by the European Central Bank. The most positive development in the latter part of the year was the collapse in oil prices, which will benefit the American consumer in 2015.

From a sector allocation perspective, the Portfolio’s overweight in Health Care following the launch of Obamacare, contributed 116 basis points to relative performance. The Portfolio’s very modest underweight in the Consumer Discretionary sector detracted 34 basis points and the overweight in Industrials detracted 35 basis points. From a stock selection perspective, selections in Information Technology contributed 237 basis points to relative performance. Selections in several sectors detracted from relative performance, led by the Portfolio’s Consumer Discretionary sector, which detracted 137 basis points relative to the sector stocks in the benchmark.(1)

The Portfolio’s best performers for the year were Pharmacyclics, Inc., Whirlpool Corp., Facebook, Inc., Apple, Inc., and Gilead Sciences, Inc. The worst performers were Intercept Pharmaceuticals, Inc., Whiting Petroleum Corp., Clovis Oncolgy,, Inc., PVH Corp., and Ascena Retail Group, Inc. The top contributors to performance were Apple, Inc., Pharmacyclics,, Inc., Microsoft Corp., Celgene Corp., and Vertex Pharmaceuticals, Inc. The top detractors from performance were Intercept Pharmaceuticals, Inc., Whiting Petroleum Corp., PVH Corp., Ascena Retail Group, Inc., and Lululemon Athletica, Inc.(1)

The top contributor to the Portfolio’s performance was Apple, Inc., which contributed 183 basis points following the successful launch of iPhone 6. Pharmacyclics, Inc. generated 103 basis points following a positive leukemia drug trial. Microsoft Corp. contributed 86 basis points as a result of strong sales for its Xbox versus its Sony competitor. Celgene Corp. generated 75 basis points as a result of its continued success in the cancer treatment drug arena. Vertex Pharmaceuticals, Inc. contributed 75 basis points following positive test reports on its cystic fibrosis drug.(1)

Detractors from performance included Intercept Pharmaceuticals, Inc., which detracted 96 basis points following the release of the trial data that raised questions of safety for its drug test for liver disease. Energy sector Whiting Petroleum Corp. detracted 70 basis points following the drop in oil prices. PVH Corp. detracted 63 basis points after the firm reported poor first quarter results and reduced its guidance for the rest of the year. Ascena Retail Group, Inc. detracted 37 basis points as a result of disappointing results across its brand portfolio, which includes Dressbarn, Lane Bryant and department store Maurices. Lululemon Athletica, Inc. detracted 35 basis points as a hangover from the quality concerns dating back to 2013, in spite of its legions of loyal consumers.(1)

For 2015, the prospects for the markets look good, with lower gas prices estimated to put a large windfall into the pocket of the American consumer. Such personal spending is responsible for around 70% of domestic economic activity. This will benefit almost all sectors of the economy except drillers and oil industry service companies, as the Saudi government moves aggressively to discourage the fracking investment that could render its country much less important in the supply of energy to the U.S. Absent an external shock like Russia’s problems – which should not greatly affect domestic firms – the corporate profit picture looks good. Low interest rates permit share buy backs that support the current prices and earnings multiples are not excessive. We can expect rising interest rates later in 2015, but the initial impact will likely be quite small. Equities are not the only alternative to low fixed income returns, but they remain the default setting for many investors, including those who are still sitting on the sidelines in spite of the new record highs for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

91	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	98.7
Money Market Funds Less Net Liabilities	1.3

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	4.6
2. Microsoft Corp.	3.4
3. Clovis Oncology, Inc.	2.5
4. Intel Corp.	2.5
5. Yahoo!, Inc.	2.5
6. Visa, Inc.	2.4
7. Adobe Systems, Inc.	2.4
8. Celgene Corp.	2.4
9. Google, Inc. Class C	2.3
10. Mylan, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	29.0
Health Care	24.7
Consumer Discretionary	13.1
Industrials	11.4
Consumer Staples	6.7
Financials	4.9
Energy	3.8
Materials	3.8
Telecommunication Services	1.3

98.7

92

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 98.7%		Shares	Value
CONSUMER DISCRETIONARY – 13.1%
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,327	$1,592,855
Jarden Corp. (Household Durables)	(a)	54,696	2,618,845
Whirlpool Corp. (Household Durables)		13,360	2,588,366
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	3,768	1,169,399
CBS Corp. Class B (Media)		24,188	1,338,564
Comcast Corp. Class A (Media)		43,778	2,539,562
Walt Disney Co. / The (Media)		19,197	1,808,165
PVH Corp. (Textiles, Apparel & Luxury Goods)		20,170	2,585,189

			16,240,945

CONSUMER STAPLES – 6.7%
Coca-Cola Co. / The (Beverages)		58,581	2,473,290
Molson Coors Brewing Co. Class B (Beverages)		15,009	1,118,471
Colgate-Palmolive Co. (Household Products)		38,275	2,648,247
Procter & Gamble Co. / The (Household Products)		22,213	2,023,382

			8,263,390

ENERGY – 3.8%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		13,964	1,152,030
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		32,087	1,964,045
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		17,241	1,587,379

			4,703,454

FINANCIALS – 4.9%
Bank of America Corp. (Banks)		71,300	1,275,557
Hartford Financial Services Group, Inc. / The (Insurance)		60,476	2,521,244
Prudential Financial, Inc. (Insurance)		25,545	2,310,801

			6,107,602

HEALTH CARE – 24.7%
Amgen, Inc. (Biotechnology)		1,164	185,414
Biogen Idec, Inc. (Biotechnology)	(a)	7,172	2,434,535
Celgene Corp. (Biotechnology)	(a)	26,399	2,952,992
Clovis Oncology, Inc. (Biotechnology)	(a)	56,113	3,142,328
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	11,457	1,787,292
Pharmacyclics, Inc. (Biotechnology)	(a)	17,884	2,186,498
Medtronic, Inc. (Health Care Equip. & Supplies)		35,094	2,533,787
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		37,657	2,448,835
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	3,979	292,019
Humana, Inc. (Health Care Providers & Svs.)		15,453	2,219,514
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		24,527	2,479,434
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		19,856	2,487,758
Actavis PLC (Pharmaceuticals)	(a)	10,480	2,697,657
Mylan, Inc. (Pharmaceuticals)	(a)	49,322	2,780,281

			30,628,344

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 11.4%
Honeywell International, Inc. (Aerospace & Defense)		12,700	$1,268,984
Lockheed Martin Corp. (Aerospace & Defense)		13,854	2,667,865
United Technologies Corp. (Aerospace & Defense)		21,800	2,507,000
FedEx Corp. (Air Freight & Logistics)		15,372	2,669,502
American Airlines Group, Inc. (Airlines)		42,929	2,302,282
Danaher Corp. (Industrial Conglomerates)		32,093	2,750,691

			14,166,324

INFORMATION TECHNOLOGY – 29.0%
Cisco Systems, Inc. (Communications Equip.)		68,503	1,905,411
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	33,861	2,641,835
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,335	2,300,411
Google, Inc. Class C (Internet Software & Svs.)	(a)	5,441	2,864,142
Yahoo!, Inc. (Internet Software & Svs.)	(a)	60,177	3,039,540
VeriFone Systems, Inc. (IT Svs.)	(a)	1,137	42,296
Visa, Inc. (IT Svs.)		11,504	3,016,349
Altera Corp. (Semiconductors & Equip.)		74,458	2,750,479
Intel Corp. (Semiconductors & Equip.)		85,040	3,086,102
Adobe Systems, Inc. (Software)	(a)	41,118	2,989,279
Microsoft Corp. (Software)		91,485	4,249,478
Oracle Corp. (Software)		31,018	1,394,879
Apple, Inc. (Tech. Hardware, Storage & Periph.)		51,528	5,687,661

			35,967,862

MATERIALS – 3.8%
Huntsman Corp. (Chemicals)		95,640	2,178,679
Monsanto Co. (Chemicals)		21,068	2,516,994

			4,695,673

TELECOMMUNICATION SERVICES – 1.3%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		35,773	1,673,461

Total Common Stocks (Cost $109,256,484)			$122,447,055

Money Market Funds – 1.8%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		2,288,000	$2,288,000

Total Money Market Funds (Cost $2,288,000)			$2,288,000

Total Investments – 100.5% (Cost $111,544,484)	(b)		$124,735,055
Liabilities in Excess of Other Assets – (0.5)%			(681,748)

Net Assets – 100.0%			$124,053,307

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

93

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Managed Component”).

Performance as of December 31, 2014

Return Since Inception (5/1/14)	8.30%

Comments

For the eight-month period from the Portfolio’s inception, May 1, 2014, to December 31, 2014, the Risk Managed Balanced Portfolio returned 8.30% versus 7.25% for the current benchmark, which is comprised of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index.

The U.S. economic recovery gathered momentum as the year progressed, while inflation remained tame. The Federal Reserve (“Fed”) acknowledged improved economic conditions and ended its quantitative easing (“QE”) program. However, the Fed’s policymakers seem to be looking for improving trends in economic data before hiking rates, and they signaled that a rate hike would not happen until 2015. Major equity indices rallied to records. Meanwhile, an economic slowdown abroad sent crude oil prices plunging. The difference in growth and monetary policy trajectories between the U.S. and its major trading partners sparked a rally in the U.S. dollar.

The fixed income market in 2014 can be characterized by a heavy rotation into the long end of the Treasury curve and a rotation out of risk assets, specifically the Energy sector within high yield. Long-end yields fell amid low inflation and concerns that an economic slowdown abroad could threaten U.S. growth. The flattening yield curve reflected this concern. The short-end of the curve rose, reflecting expectations for a Fed rate hike in 2015.

The Portfolio seeks to provide consistent returns over time by allocating across the spectrum of fixed income and equity securities. At period end, the equity allocation of the Balanced Component was about 60%, with the remainder in fixed income. At May 31, the Balanced Component had roughly 55% in equities, with the remainder in fixed income. The increase in the equity allocation stems from our primary focus on capital preservation and risk-adjusted returns. Global economic growth and inflation trends lead us to believe that equities offer better risk-adjusted returns at this juncture. Through a bottom up, fundamental process, we seek to identify companies with higher-quality business models, which are managed by solid capital stewards.

The equity sleeve of the Balanced Component outperformed its benchmark, the S&P 500 Index. The top contributing stock sectors on a relative basis were Energy, Industrials, and Health Care. During the period, we were materially underweight the Energy sector, and this helped drive returns, especially amid the plunge in crude oil prices during the fourth quarter. Likewise, lower oil prices helped our relative returns in Industrials, as lower fuel and input costs helped our stocks within that sector. Lastly, while a number of our holdings within Health Care have promising pipelines, heavy merger and acquisition activity was beneficial for several of our holdings during the period.(1)

On an individual stock basis, athletic apparel maker, Nike, Inc., was the top contributor due to solid earnings reports. The company’s growth was fairly balanced throughout the world, though its growth in China was particularly strong despite the country’s slowing growth. While fashion trends can be unpredictable and comparable sales can be challenging, especially given unusual events like the World Cup, we believe that Nike, Inc. continues to have solid growth prospects.(1)

United Continental Holdings, Inc. was also a leading contributor. The airline company’s stock was helped by the market’s expectations that its bottom line will be boosted by lower fuel costs. United Continental Holdings, Inc. hedges only about 20% of its fuel cost by our estimates. We also expect that the company has a material amount of cost savings yet to be realized by the merger that formed the company several years ago.(1)

Apple, Inc. was another contributor. The company saw the successful launch of a number of new and next generation products during the period, especially the iPhone 6. The mobile device and computer maker continues to be the beneficiary of incremental sales opportunities and increased penetration in new geographies, mobile service providers and product categories.(1)

Stock sectors which detracted the most from returns on a relative basis were led by Consumer Discretionary, Consumer Staples and Materials. Our overweight within Consumer Discretionary helped returns on a relative basis, but that was not enough to offset lower returns by stock selection within the sector. We continue to be optimistic on several Consumer Discretionary firms amid an improving U.S. labor market and lower gasoline prices, which provide consumers with extra cash. We were underweight Consumer Staples, though here too, stock selection detracted versus the index. In Materials, both our overweight and our stock selection detracted from relative performance.(1)

On an individual stock basis, detractors were led by Las Vegas Sands Corp. The casino operator was hurt by softness in the company’s VIP business, but we believe the company’s mass market business remains solid. We expect the company to continue to expand its already large market share in Macau, and we believe its presence in other parts of Asia will provide opportunities.(1)

Toy maker Mattel, Inc.’s stock suffered due to an inventory overhang, which hurt profits. We continue to believe that its profitability will improve as it executes on its efficiency programs and refines its business mix.(1)

Chemicals maker LyondellBasell Industries NV’s stock declined amid investor concern that declining oil prices will pressure its ethylene prices. We view this development as a near-term headwind and continue to have conviction in the firm’s long-term growth potential.(1)

The fixed income sleeve of the Balanced Component underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the period. Underperformance was driven by our yield curve positioning, as well as by our overweight within corporate credit. Moreover, our overweight in several energy-related sectors also hurt performance. In the fourth quarter, the sharp decline in crude oil prices sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market.(1)

Our yield-curve positioning was the largest detractor within the fixed income sleeve. For much of the period, we favored shorter duration securities amid our belief that there was a greater risk that rates would rise, in which case, longer duration securities presented more downside risk, in our view. However, the market favored longer-dated fixed income securities during the period.(1)

94	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Within corporate credit, our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. Many have ratings in the high-yield market’s “crossover” section, which is just beneath investment grade. We believe this section of the high yield market, in general, offers attractive risk-adjusted returns due to the potential ratings upgrades for these companies. We also believe many of our energy holdings can efficiently produce oil at lower prices.

Wholesale selling of energy credits during the period meant individual company fundamentals were ignored, in our view. We would add that a significant portion of crude oil’s decline occurred during the fourth quarter holiday season. That is a low volume period in the high yield market, and we believe the lower trading volume exacerbated price declines.

One Energy industry in particular, independent exploration and production, significantly detracted from relative performance. The Portfolio’s other top industry detractors were also energy-related, such as the midstream sector. The automotive and technology segments within corporate credit were additive on a relative basis. Moreover, our out-of-index high-yield exposure in corporate credit helped make spread carry, or the excess yield generated by individual securities versus the index, a relative contributor.(1)

Our Treasury allocation was also a relative detractor. We increased our Treasury weighting during the period as a defensive measure in light of market conditions, though we still remained underweight the benchmark during much of the period. Given the significant decline in long-end Treasury yields during the period, our underweight made the Treasury allocation a relative detractor.(1)

The Risk Managed Component of the Portfolio, a sleeve of derivatives and cash equivalents, seeks to limit the downside risk of the Portfolio. The Portfolio returns are enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the May 1, 2014 through December 31, 2014 period, the Risk Managed Component reduced the annualized volatility of the aggregate Portfolio by 0.70% and increased the cumulative return by 2.80% when compared to the Balanced Component alone. Under normal circumstances, the Risk Managed Component will represent approximately 20% of the Portfolio. The allocation from this target over this period ranged between 19.9% and 22.5%, and ended the 2014 year representing approximately 21.9% of the Portfolio.(1)

Heading into 2015, we have a sanguine outlook for both the U.S. economy and domestic stock markets. The economy continues to grow at a modest, but steady clip, with the Fed in no rush to raise rates. An improving economy and a benign interest rate environment historically has been an ideal backdrop for equities.

U.S. equities are trading at higher valuations than they were a year ago, but we believe those higher valuations remain reasonable given our belief that earnings growth by U.S. companies will continue to push many stocks higher. The U.S. consumer remains strong, and the steep drop in oil prices is acting as a tax cut that should only bolster consumer spending power and increase revenues for many companies.

Even though we are generally bullish on U.S. stocks, there are risks we continue to monitor. Falling oil prices could continue to hurt a number of energy companies and other industries tied to the Energy sector. A stronger dollar and slow economic growth outside the U.S. are still headwinds for large U.S.-based companies that derive a considerable portion of revenues overseas.

The fixed income market is more focused on the downside effect that global economic challenges could have on the U.S. economy. Uncertainty created by the diverging growth and monetary policy trajectories of the U.S. and its major trading partners could drive volatility in the fixed income markets, in our view.

First and foremost, we invest according to our two core tenets of seeking capital preservation and risk-adjusted returns. Given the potential for greater volatility ahead, we have de-risked our fixed income sleeve by reducing our exposure to corporate credit, though we remain overweight the benchmark.(1)

While the Fed has signaled that it is preparing to exit loose monetary policy, we believe near-term global growth concerns and tame inflation trends may contain long-end Treasury rates for now. We are also mindful of stepped up Treasury purchases by foreign investors hungry for yield. As part of our defensive positioning, we have increased our Treasury exposure. We also believe it is prudent at this juncture for the Portfolio’s overall duration to be more in line with the benchmark and allowed to adjust upward or downward as conditions warrant.(1)

Solid U.S. economic growth bodes well for corporate prospects. Moreover, with yields low, corporate credit will continue to be in demand. Nevertheless, at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions. Selectivity is key, and that plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements. We believe that equities offer better opportunities to take advantage of corporate prospects on a risk-adjusted return basis than do fixed income securities at this juncture, and we intend to maintain our equities overweight in the Portfolio.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2014.

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Barclays Capital U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

95	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2014 (1)

% of Net Assets
Common Stocks (3)	45.6
Corporate Bonds (3)	11.7
Preferred Stocks (3)	0.6
Asset-Backed / Commercial Mortgage-Backed Securities (3)	1.3
U.S. Treasury Obligations	12.7
U.S. Government Agency Mortgage-Backed Securities	4.5
Purchased Options	7.2
Other	0.3
Money Market Funds and Other Net Assets	16.1

100.0

Top 10 Portfolio Holdings as of December 31, 2014 (1) (2)

% of Net Assets
1. U.S. Treasury Note 0.500%, 11/30/2016	1.8
2. U.S. Treasury Note 1.375%, 09/30/2018	1.7
3. EI du Pont de Nemours & Co.	1.6
4. MasterCard, Inc. Class A	1.6
5. U.S. Treasury Note 0.625%, 12/31/2016	1.5
6. U.S. Treasury Note 2.250%, 11/15/2024	1.5
7. Union Pacific Corp.	1.5
8. Blackstone Group LP / The	1.5
9. LyondellBasell Industries NV Class A	1.4
10. NIKE, Inc. Class B	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Sectors (combined):

% of Net Assets
Financials	11.2
Consumer Discretionary	10.1
Information Technology	8.9
Industrials	8.8
Health Care	8.5
Energy	5.3
Materials	3.7
Consumer Staples	2.7
Telecommunication Services	0.2
Utilities	0.1

59.5

96

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2014

Common Stocks – 45.6%		Shares	Value
CONSUMER DISCRETIONARY – 8.3%
General Motors Co. (Automobiles)		9,648	$336,812
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		6,043	351,461
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		2,009	86,688
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		2,612	211,755
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	199	226,902
Mattel, Inc. (Leisure Products)		8,490	262,723
CBS Corp. Class B (Media)		6,706	371,110
Time Warner Cable, Inc. (Media)		1,165	177,150
Viacom, Inc. Class B (Media)		705	53,051
AutoZone, Inc. (Specialty Retail)	(a)	172	106,487
Home Depot, Inc. / The (Specialty Retail)		1,578	165,643
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		4,779	459,501

			2,809,283

CONSUMER STAPLES – 2.4%
Diageo PLC (Beverages)	(c)	4,120	118,026
Hershey Co. / The (Food Products)		1,257	130,640
Altria Group, Inc. (Tobacco)		5,036	248,124
Philip Morris International, Inc. (Tobacco)		3,892	317,003

			813,793

ENERGY – 2.7%
Chevron Corp. (Oil, Gas & Consumable Fuels)		3,217	360,883
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)		11,218	405,194
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		5,003	141,535

			907,612

FINANCIALS – 5.4%
JPMorgan Chase & Co. (Banks)		3,939	246,503
U.S. Bancorp (Banks)		8,981	403,696
Blackstone Group LP / The (Capital Markets)		14,694	497,098
American Express Co. (Consumer Finance)		2,336	217,342
CME Group, Inc. (Diversified Financial Svs.)		1,430	126,770
Prudential PLC (Insurance)	(c)	9,858	227,912
Outfront Media, Inc. (Real Estate Investment Trusts)		1,286	34,503
Ventas, Inc. (Real Estate Investment Trusts)		1,165	83,531

			1,837,355

HEALTH CARE – 8.0%
Amgen, Inc. (Biotechnology)		1,196	190,511
Abbott Laboratories (Health Care Equip. & Supplies)		4,965	223,524
Aetna, Inc. (Health Care Providers & Svs.)		4,256	378,061
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	2,693	228,016
AbbVie, Inc. (Pharmaceuticals)		6,791	444,403
Bristol-Myers Squibb Co. (Pharmaceuticals)		5,080	299,872
Eli Lilly & Co. (Pharmaceuticals)		2,207	152,261
Endo International PLC (Pharmaceuticals)	(a)	3,004	216,648
Johnson & Johnson (Pharmaceuticals)		3,001	313,815
Mylan, Inc. (Pharmaceuticals)	(a)	4,387	247,295

			2,694,406

INDUSTRIALS – 7.7%
Boeing Co. / The (Aerospace & Defense)		3,479	452,200
Honeywell International, Inc. (Aerospace & Defense)		3,209	320,643
Precision Castparts Corp. (Aerospace & Defense)		1,664	400,824
United Continental Holdings, Inc. (Airlines)	(a)	5,272	352,644
3M Co. (Industrial Conglomerates)		1,229	201,949
Dover Corp. (Machinery)		1,011	72,509
Towers Watson & Co. Class A (Professional Svs.)		751	84,991
Canadian Pacific Railway Ltd. (Road & Rail)		1,047	201,746
Union Pacific Corp. (Road & Rail)		4,226	503,443

			2,590,949

INFORMATION TECHNOLOGY – 8.0%
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		5,247	331,873
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	1,616	167,967
Google, Inc. Class C (Internet Software & Svs.)	(a)	689	362,690
Automatic Data Processing, Inc. (IT Svs.)		1,426	118,886
MasterCard, Inc. Class A (IT Svs.)		6,185	532,900

97	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Common Stocks (Continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
CDK Global, Inc. (Software)	323	$13,165
Microsoft Corp. (Software)	9,037	419,769
Apple, Inc. (Tech. Hardware, Storage & Periph.)	3,496	385,888
EMC Corp. (Tech. Hardware, Storage & Periph.)	6,347	188,760
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)	2,960	196,840

		2,718,738

MATERIALS – 3.0%
E.I. du Pont de Nemours & Co. (Chemicals)	7,233	534,808
LyondellBasell Industries NV Class A (Chemicals)	6,011	477,213

		1,012,021

TELECOMMUNICATION SERVICES – 0.1%
Verizon Communications, Inc. (Diversified Telecom. Svs.)	1,011	47,295

Total Common Stocks (Cost $14,838,617)		$15,431,452

Corporate Bonds – 11.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.2%
General Motors Co. (Automobiles)		6.250%	10/02/2043	$17,000	$20,393
General Motors Co. (Automobiles)		4.875%	10/02/2023	96,000	103,200
General Motors Co. (Automobiles)		3.500%	10/02/2018	62,000	63,550
General Motors Co. (Automobiles)		5.200%	04/01/2045	18,000	19,035
Brinker International, Inc. (Hotels, Restaurants & Leisure)		3.875%	05/15/2023	39,000	38,960
MGM Resorts International (Hotels, Restaurants & Leisure)		8.625%	02/01/2019	32,000	36,440
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(b)	4.250%	05/30/2023	11,000	10,505
D.R. Horton, Inc. (Household Durables)		4.750%	05/15/2017	14,000	14,700
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	32,000	31,120
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	16,000	17,160
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	10,000	10,100
UBM PLC (Media)	(b)	5.750%	11/03/2020	31,000	33,859
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	16,000	17,373

					416,395

CONSUMER STAPLES – 0.3%
Safeway, Inc. (Food & Staples Retailing)		4.750%	12/01/2021	16,000	16,224
Wm. Wrigley Jr. Co. (Food Products)	(b)	3.375%	10/21/2020	32,000	32,751
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	62,000	62,492

					111,467

ENERGY – 2.6%
Ensco PLC (Energy Equip. & Svs.)		4.500%	10/01/2024	10,000	9,656
Nabors Industries, Inc. (Energy Equip. & Svs.)		5.000%	09/15/2020	30,000	29,501
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	42,000	41,205
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	31,000	31,136
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4.875%	04/15/2022	44,000	43,010
Chevron Corp. (Oil, Gas & Consumable Fuels)		1.345%	11/15/2017	48,000	48,076
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5.875%	05/01/2022	70,000	73,150
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4.375%	06/01/2024	41,000	39,258
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	27,000	26,156
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	19,000	19,496
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		3.875%	03/15/2023	24,000	23,006
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.950%	04/01/2022	35,000	37,207
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2.250%	12/15/2018	24,000	23,936
El Paso Pipeline Partners Operating Co., LLC (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	31,000	32,649
El Paso Pipeline Partners Operating Co., LLC (Oil, Gas & Consumable Fuels)		4.300%	05/01/2024	16,000	16,061
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	16,000	16,423
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.400%	04/01/2024	31,000	31,462
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	19,000	19,920
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		7.750%	01/15/2032	17,000	20,995
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	22,000	24,574
NGL Energy Partners LP / NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.125%	07/15/2019	30,000	28,838
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.950%	09/15/2015	45,000	45,933
Spectra Energy Partners LP (Oil, Gas & Consumable Fuels)		4.750%	03/15/2024	31,000	33,290
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	4.125%	11/15/2019	40,000	38,700
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	47,000	51,633
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2019	65,000	61,100

					866,371

98	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – 4.2%
Goldman Sachs Capital I		6.345%	02/15/2034	$39,000	$46,531
CIT Group, Inc. (Banks)	(b)	6.625%	04/01/2018	2,000	2,177
CIT Group, Inc. (Banks)	(b)	5.500%	02/15/2019	40,000	42,325
CIT Group, Inc. (Banks)		4.250%	08/15/2017	55,000	56,237
CIT Group, Inc. (Banks)		3.875%	02/19/2019	22,000	22,000
Royal Bank of Scotland Group PLC (Banks)		2.550%	09/18/2015	39,000	39,397
Royal Bank of Scotland Group PLC (Banks)		6.000%	12/19/2023	87,000	94,333
Royal Bank of Scotland Group PLC (Banks)		6.100%	06/10/2023	50,000	54,320
SVB Financial Group (Banks)		5.375%	09/15/2020	25,000	28,181
Ameriprise Financial, Inc. (Capital Markets)	(d)	7.518%	06/01/2066	62,000	66,650
E*TRADE Financial Corp. (Capital Markets)		6.375%	11/15/2019	102,000	108,630
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	19,000	19,475
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	39,000	41,157
Morgan Stanley (Capital Markets)		5.000%	11/24/2025	16,000	17,095
Morgan Stanley (Capital Markets)		1.875%	01/05/2018	35,000	34,940
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	89,000	94,117
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.625%	03/15/2020	8,000	8,400
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	80,000	91,286
Raymond James Financial, Inc. (Capital Markets)		4.250%	04/15/2016	17,000	17,635
Stifel Financial Corp. (Capital Markets)		4.250%	07/18/2024	26,000	26,205
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	50,000	50,781
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	12,000	14,190
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	10,000	11,750
American Express Co. (Consumer Finance)	(d)	6.800%	09/01/2066	35,000	36,750
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	22,000	22,159
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	38,000	39,038
Synchrony Financial (Consumer Finance)		3.000%	08/15/2019	32,000	32,371
GE Capital Trust I (Diversified Financial Svs.)	(d)	6.375%	11/15/2067	13,000	14,034
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.250%	11/15/2024	11,000	11,413
Voya Financial, Inc. (Diversified Financial Svs.)	(d)	5.650%	05/15/2053	17,000	16,915
Primerica, Inc. (Insurance)		4.750%	07/15/2022	46,000	50,256
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.600%	04/01/2022	39,000	41,545
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		2.750%	01/15/2020	25,000	24,790
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.500%	07/30/2029	7,000	7,187
Retail Opportunity Investments Partnership LP (Real Estate Investment Trusts)		4.000%	12/15/2024	9,000	9,037
SL Green Realty Corp. (Real Estate Investment Trusts)		7.750%	03/15/2020	30,000	35,878
SL Green Realty Corp. (Real Estate Investment Trusts)		5.000%	08/15/2018	32,000	34,350
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	26,000	27,027
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	30,000	30,150

					1,420,712

HEALTH CARE – 0.5%
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1.800%	12/15/2017	20,000	20,090
Fresenius Medical Care U.S. Finance II, Inc. (Health Care Providers & Svs.)	(b)	5.875%	01/31/2022	32,000	34,880
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	16,000	16,060
Omnicare, Inc. (Health Care Providers & Svs.)		4.750%	12/01/2022	11,000	11,193
Omnicare, Inc. (Health Care Providers & Svs.)		5.000%	12/01/2024	15,000	15,450
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	34,000	38,887
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.300%	02/15/2022	13,000	13,042
Actavis Funding SCS (Pharmaceuticals)		4.850%	06/15/2044	6,000	6,112
Actavis Funding SCS (Pharmaceuticals)		3.850%	06/15/2024	7,000	7,049

					162,763

INDUSTRIALS – 1.1%
Exelis, Inc. (Aerospace & Defense)		5.550%	10/01/2021	9,000	9,727
Exelis, Inc. (Aerospace & Defense)		4.250%	10/01/2016	15,000	15,524
KLX, Inc. (Aerospace & Defense)	(b)	5.875%	12/01/2022	14,000	14,175
Southwest Airlines Co. (Airlines)		5.125%	03/01/2017	23,000	24,652
Owens Corning (Building Products)		4.200%	12/01/2024	10,000	9,896
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	15,000	14,850
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	104,000	117,332
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	26,000	26,839
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	14,000	15,043
JB Hunt Transport Services, Inc. (Road & Rail)		3.375%	09/15/2015	33,000	33,576
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	25,000	25,829
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	4.250%	01/17/2023	45,000	46,788
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	17,000	16,914

					371,145

99	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY – 0.9%
Motorola Solutions, Inc. (Communications Equip.)		4.000%	09/01/2024	$9,000	$9,072
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.750%	01/01/2025	95,000	98,216
Seagate HDD Cayman (Computers & Peripherals)		4.750%	06/01/2023	15,000	15,607
Seagate HDD Cayman (Computers & Peripherals)	(b)	5.750%	12/01/2034	5,000	5,289
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3.750%	09/01/2016	23,000	23,856
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	39,000	40,036
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	03/15/2022	5,000	5,308
Fidelity National Information Services, Inc. (IT Svs.)		3.875%	06/05/2024	13,000	13,157
Fiserv, Inc. (IT Svs.)		3.125%	10/01/2015	21,000	21,368
Autodesk, Inc. (Software)		3.600%	12/15/2022	26,000	25,753
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	57,000	58,027

					315,689

MATERIALS – 0.7%
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	28,000	30,243
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	33,000	33,595
Ashland, Inc. (Chemicals)		3.875%	04/15/2018	15,000	15,206
Ashland, Inc. (Chemicals)		6.875%	05/15/2043	16,000	17,120
Hanson Ltd. (Construction Materials)		6.125%	08/15/2016	26,000	27,690
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	15,000	15,406
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	11,000	10,799
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	39,000	39,292
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	40,000	40,254

					229,605

TELECOMMUNICATION SERVICES – 0.1%
Sprint Corp. (Wireless Telecom. Svs.)		7.250%	09/15/2021	32,000	31,880

UTILITIES – 0.1%
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	18,000	19,080

Total Corporate Bonds (Cost $3,976,987)					$3,945,107

Preferred Stocks – 0.6%			Rate	Shares	Value
FINANCIALS – 0.6%
Citigroup Capital XIII (Banks)			7.875%	250	$6,645
Citigroup, Inc. Series B (Banks)	(e)		5.900%	23,000	22,540
Wells Fargo & Co. (Banks)			6.625%	475	13,176
Zions Bancorporation (Banks)	(e)		5.800%	30,000	28,395
Charles Schwab Corp. Series A / The (Capital Markets)	(e)		7.000%	32,000	37,140
Morgan Stanley (Capital Markets)			7.125%	1,600	44,048
Ally Financial, Inc. (Consumer Finance)	(b)		7.000%	35	35,161
Discover Financial Services (Consumer Finance)			6.500%	1,200	30,408

Total Preferred Stocks (Cost $218,773)					$217,513

Asset-Backed / Commercial Mortgage-Backed Securities – 1.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.6%
Applebee’s / IHOP Funding, LLC	(b)	4.277%	09/05/2044	$7,000	$7,035
CKE Restaurant Holdings, Inc.	(b)	4.474%	03/20/2043	48,688	49,440
Hilton U.S.A. Trust 2013-HLT	(b)	5.222%	11/05/2030	150,000	154,210

					210,685

FINANCIALS – 0.7%
AmeriCredit Automobile Receivables Trust 2012-4		2.680%	10/09/2018	100,000	100,838
COMM 2007-C9 Mortgage Trust		5.650%	12/10/2049	10,000	10,638
Commercial Mortgage Trust 2007-GG11		5.867%	12/10/2049	75,000	81,420
LB-UBS Commercial Mortgage Trust 2007-C2		5.493%	02/15/2040	10,000	10,559
Wachovia Bank Commercial Mortgage Trust Series 2007-C31		5.660%	04/15/2047	20,000	20,761
Wachovia Bank Commercial Mortgage Trust Series 2007-C33		5.941%	02/15/2051	25,621	26,908

					251,124

Total Asset-Backed / Commercial Mortgage-Backed Securities (Cost $465,398)					$461,809

U.S. Treasury Obligations – 12.7%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.375%	10/31/2016	$50,000	$49,785
U.S. Treasury Note		0.500%	11/30/2016	617,000	615,554
U.S. Treasury Note		0.625%	12/31/2016	509,000	508,503
U.S. Treasury Note		0.875%	01/31/2017	15,000	15,045
U.S. Treasury Note		0.875%	02/28/2017	4,000	4,010

100	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

U.S. Treasury Obligations (Continued)	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	0.875%	07/15/2017	$8,000	$7,989
U.S. Treasury Note	1.000%	09/15/2017	1,000	1,000
U.S. Treasury Note	0.875%	10/15/2017	2,000	1,992
U.S. Treasury Note	0.750%	10/31/2017	11,000	10,909
U.S. Treasury Note	1.000%	12/15/2017	107,000	106,762
U.S. Treasury Note	0.750%	12/31/2017	16,000	15,828
U.S. Treasury Note	0.875%	01/31/2018	6,000	5,951
U.S. Treasury Note	0.750%	03/31/2018	26,000	25,598
U.S. Treasury Note	1.375%	07/31/2018	148,000	148,150
U.S. Treasury Note	1.500%	08/31/2018	169,000	169,805
U.S. Treasury Note	1.375%	09/30/2018	565,000	564,382
U.S. Treasury Note	1.250%	10/31/2018	111,000	110,289
U.S. Treasury Note	1.625%	07/31/2019	96,000	96,150
U.S. Treasury Note	1.750%	09/30/2019	86,000	86,497
U.S. Treasury Note	1.500%	10/31/2019	128,000	127,185
U.S. Treasury Note	1.500%	11/30/2019	218,000	216,586
U.S. Treasury Note	2.125%	09/30/2021	69,000	69,760
U.S. Treasury Note	1.750%	05/15/2023	30,000	29,194
U.S. Treasury Note	2.500%	08/15/2023	109,000	112,453
U.S. Treasury Note	2.750%	11/15/2023	152,000	159,944
U.S. Treasury Note	2.500%	05/15/2024	79,000	81,333
U.S. Treasury Note	2.375%	08/15/2024	20,000	20,360
U.S. Treasury Note	2.250%	11/15/2024	502,000	505,451
U.S. Treasury Note	3.750%	11/15/2043	119,000	143,190
U.S. Treasury Note	3.625%	02/15/2044	23,000	27,095
U.S. Treasury Note	3.375%	05/15/2044	26,000	29,299
U.S. Treasury Note	3.125%	08/15/2044	52,000	55,994
U.S. Treasury Note	3.000%	11/15/2044	154,000	161,893

Total U.S. Treasury Obligations (Cost $4,260,493)				$4,283,936

U.S. Government Agency Mortgage-Backed Securities – 4.5%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool	3.500%	10/01/2029	$30,551	$32,324
Fannie Mae Pool	5.500%	04/01/2040	372,669	418,504
Fannie Mae Pool	5.500%	05/01/2041	9,626	10,761
Fannie Mae Pool	5.500%	07/01/2041	51,382	57,547
Fannie Mae Pool	4.000%	06/01/2042	17,518	18,896
Fannie Mae Pool	4.000%	07/01/2042	134,426	144,981
Fannie Mae Pool	3.500%	07/01/2042	41,381	43,339
Fannie Mae Pool	4.000%	08/01/2042	7,977	8,604
Fannie Mae Pool	4.000%	09/01/2042	9,647	10,401
Fannie Mae Pool	4.000%	08/01/2043	24,109	26,010
Fannie Mae Pool	3.500%	04/01/2044	7,614	7,975
Fannie Mae Pool	3.500%	05/01/2044	54,980	57,653
Fannie Mae Pool	4.000%	06/01/2044	185,653	200,253
Fannie Mae Pool	4.000%	07/01/2044	55,324	59,792
Fannie Mae Pool	4.000%	08/01/2044	34,999	37,826
Freddie Mac Gold Pool	3.500%	07/01/2029	92,736	97,882
Freddie Mac Gold Pool	4.500%	09/01/2044	90,176	99,866
Ginnie Mae I Pool	5.000%	05/15/2040	138,541	154,436
Ginnie Mae II Pool	5.500%	11/20/2037	7,181	8,008
Ginnie Mae II Pool	5.500%	05/20/2042	10,468	11,811

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,482,888)				$1,506,869

Purchased Options – 7.2%			Contracts (h)	Value
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $190.00			148	$243,386
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $195.00			109	200,233
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $200.00			152	304,152
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $205.00			66	147,840
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $210.00			55	136,840
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $215.00			30	81,870
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $190.00			148	432,160
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $195.00			104	266,916
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $200.00			152	357,200

101	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2014

Purchased Options (Continued)			Contracts (h)	Value
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $205.00			66	$133,650
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $210.00			55	95,013
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $215.00			30	44,535

Total Purchased Options (Cost $2,249,819)				$2,443,795

Other – 0.3%		Rate	Shares	Value
FINANCIALS – 0.3%
Bank of America Corp. (Banks) (Preferred Stock Depository Receipts)	(f)	8.000%	32,000	$34,520
Citigroup, Inc. (Banks) (Preferred Stock Depository Receipts)	(f)	5.800%	43,000	43,108
Goldman Sachs Group, Inc. / The (Capital Markets) (Preferred Stock Depository Receipts)	(f)	5.700%	8,000	8,122
American Express Co. (Consumer Finance) (Preferred Stock Depository Receipts)	(g)	5.200%	9,000	9,188

Total Other (Cost $95,805)				$94,938

Money Market Funds – 13.9%			Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I			2,000,000	$2,000,000
First American Prime Obligations Fund – Class Z			692,000	692,000
Short-Term Investments Trust – STIC Prime Portfolio			2,000,000	2,000,000

Total Money Market Funds (Cost $4,692,000)				$4,692,000

Total Investments – 97.8% (Cost $32,280,780)	(i)			$33,077,419
Other Assets in Excess of Liabilities – 2.2%	(j)			729,274

Net Assets – 100.0%				$33,806,693

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2014, the value of these securities totaled $967,734, or 2.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $345,938, or 1.0% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2014.

(e)	Security is a variable rate preferred stock in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2014.

(f)	Security is a depository receipt in which each share represents a 1/25th interest in a share of the corresponding perpetual non-cumulative variable rate preferred stock. The dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2014.

(g)	Security is a depository receipt in which each share represents a 1/1,000th interest in a share of the corresponding perpetual non-cumulative variable rate preferred stock. The dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2014.

(h)	100 shares per contract.

(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(j)	Includes $654,908 of cash pledged as collateral for the following futures contracts outstanding at December 31, 2014:

Type	Description	Expiration	Number of contracts	Contract at value	Initial contract amount	Unrealized Appreciation	Variation Margin Receivable
Long	S&P 500 E-mini	March 23, 2015	35	$ 3,591,700	$3,542,326	$49,374	$–
Long	10-Year U.S. Treasury Note	April 1, 2015	152	$19,273,125	$19,179,514	$93,611	$–

				$22,864,825	$22,721,840	$142,985	$–

The accompanying notes are an integral part of these financial statements.

102

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2014

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Assets:
Investments in securities, at value*	$527,384,864	$144,997,026	$156,655,115	$37,123,108	$168,525,940	$453,955,300	$67,740,091	$40,493,843
Cash	713	57,245,597	681	417	349,179	42	—	16,028
Foreign currencies, at value**	—	—	—	—	31	—	33,487	—
Receivable for securities sold	—	—	—	132,769	—	—	—	33,841
Due from adviser	—	36,014	—	—	—	—	—	—
Receivable for fund shares sold	636,876	1,148,275	640,978	44,878	6,903,794	231,895	66,659	180,385
Dividends and accrued interest receivable	497,057	968	1,534,592	102,895	114,064	271,642	45,629	8,423
Foreign tax reclaim receivable	—	—	—	—	140,990	9,688	22,442	3,907
Prepaid expenses and other assets	2,418	1,185	754	401	2,586	1,527	794	408
Unrealized appreciation on foreign currency contracts	—	—	—	—	1,224,498	—	—	—

Total assets	528,521,928	203,429,065	158,832,120	37,404,468	177,261,082	454,470,094	67,909,102	40,736,835

Liabilities:
Payable for securities purchased	—	—	—	117,575	2,467,387	—	238,656	580,311
Payable for fund shares redeemed	9,414,771	1,354,173	76,070	59,841	230,486	4,738,747	36,762	193,539
Payable for investment management services	339,678	44,041	75,386	18,985	119,492	287,755	58,216	26,884
Variation margin payable on futures contracts	—	—	—	—	5,570	—	—	—
Accrued custody expense	1,540	864	496	488	14,338	1,925	6,304	312
Accrued professional fees	7,988	7,988	7,988	7,988	7,988	7,988	7,988	7,988
Accrued accounting fees	7,995	3,578	4,034	1,978	5,030	7,128	3,185	1,123
Accrued printing and filing fees	14,540	5,734	4,320	1,031	4,660	12,504	1,891	1,096
Withholding tax payable	—	—	—	—	35,739	—	1,734	313

Total liabilities	9,786,512	1,416,378	168,294	207,886	2,890,690	5,056,047	354,736	811,566

Net assets	$518,735,416	$202,012,687	$158,663,826	$37,196,582	$174,370,392	$449,414,047	$67,554,366	$39,925,269

Net assets consist of:
Par value, $1 per share	$15,513,944	$20,201,281	$10,139,773	$1,539,923	$13,889,904	$13,289,773	$2,465,953	$2,913,739
Paid-in capital in excess of par value	485,382,812	181,811,406	146,361,863	26,582,085	216,919,802	379,308,896	52,669,892	21,334,115
Accumulated net realized gain (loss) on investments	(48,145,903)	—	(10,057,664)	6,042,977	(66,244,422)	19,866,501	657,893	8,102,996
Net unrealized appreciation (depreciation) on:
Investments	65,598,530	—	7,162,713	2,977,434	4,419,083	36,912,549	11,567,758	7,574,651
Foreign currency contracts	—	—	—	—	1,224,498	—	145	—
Futures contracts	—	—	—	—	(45,302)	—	—	—
Other foreign currency related transactions	—	—	—	—	(47,187)	(1,137)	(3,772)	(232)
Undistributed net investment income (loss)	386,033	—	5,057,141	54,163	4,254,016	37,465	196,497	—

Net assets	$518,735,416	$202,012,687	$158,663,826	$37,196,582	$174,370,392	$449,414,047	$67,554,366	$39,925,269

* Investments in securities, at cost	$461,786,334	$144,997,026	$149,492,402	$34,145,674	$164,106,857	$417,042,751	$56,172,333	$32,919,192

** Foreign currencies, at cost	$—	$—	$—	$—	$31	$—	$33,342	$—

Shares outstanding	15,513,944	20,201,281	10,139,773	1,539,923	13,889,904	13,289,773	2,465,953	2,913,739

Authorized Fund shares allocated to Portfolio	25,000,000	55,000,000	30,000,000	10,000,000	30,000,000	25,000,000	7,000,000	7,000,000

Net asset value per share	$33.44	$10.00	$15.65	$24.15	$12.55	$33.82	$27.39	$13.70

The accompanying notes are an integral part of these financial statements.

103

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2014

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Assets:
Investments in securities, at value*	$215,667,645	$87,170,416	$386,759,867	$327,754,160	$224,913,762	$75,534,650	$121,747,065	$231,048,749
Cash	702	497	2,409,609	506	632	684	928,148	946
Receivable for securities sold	7,398,719	8,363	—	5,185,374	3,656	15,873	167,548	7,843,120
Receivable for fund shares sold	910,051	146,925	983,176	240,488	1,916,464	124,501	321,189	142,314
Dividends and accrued interest receivable	57,749	23,494	593,663	1,555,009	3,893,275	18,691	42,374	124,100
Foreign tax reclaim receivable	—	—	1,533	56,833	—	—	—	—
Prepaid expenses and other assets	1,090	899	3,680	4,499	1,575	830	1,131	2,552

Total assets	224,035,956	87,350,594	390,751,528	334,796,869	230,729,364	75,695,229	123,207,455	239,161,781

Liabilities:
Payable for securities purchased	162,376	178,897	1,435,080	3,513	—	—	794,352	212,556
Payable for fund shares redeemed	11,564,834	424,580	966,443	1,887,245	468,121	134,389	671,816	6,762,577
Payable for investment management services	145,209	62,323	116,285	203,359	135,479	57,146	40,297	150,503
Accrued custody expense	1,676	528	2,349	2,176	838	602	405	1,035
Accrued professional fees	7,988	7,988	8,106	9,184	7,988	7,988	7,988	7,988
Accrued accounting fees	3,888	1,883	7,803	5,412	10,216	1,874	2,486	3,897
Accrued printing and filing fees	6,065	2,391	10,672	9,276	6,271	2,085	3,364	6,643
Withholding tax payable	—	—	653	65,799	—	—	678	—

Total liabilities	11,892,036	678,590	2,547,391	2,185,964	628,913	204,084	1,521,386	7,145,199

Net assets	$212,143,920	$86,672,004	$388,204,137	$332,610,905	$230,100,451	$75,491,145	$121,686,069	$232,016,582

Net assets consist of:
Par value, $1 per share	$8,461,771	$2,752,722	$17,699,997	$23,894,019	$14,096,143	$1,840,751	$11,188,752	$11,180,436
Paid-in capital in excess of par value	166,717,132	68,539,217	226,586,668	239,307,838	193,205,993	50,383,763	58,528,240	155,722,129
Accumulated net realized gain (loss) on investments	14,859,534	(1,002,098)	1,610,075	37,250,502	8,225,039	8,485,514	3,681,424	43,595,027
Net unrealized appreciation (depreciation) on:
Investments	22,141,303	16,382,163	141,421,718	29,335,977	(2,185,425)	14,775,727	48,131,840	21,419,397
Foreign currency related transactions	—	—	—	(14,352)	—	—	—	—
Undistributed net investment income (loss)	(35,820)	—	885,679	2,836,921	16,758,701	5,390	155,813	99,593

Net assets	$212,143,920	$86,672,004	$388,204,137	$332,610,905	$230,100,451	$75,491,145	$121,686,069	$232,016,582

* Investments in securities, at cost	$193,526,342	$70,788,253	$245,338,149	$298,418,183	$227,099,187	$60,758,923	$73,615,225	$209,629,352

Shares outstanding	8,461,771	2,752,722	17,699,997	23,894,019	14,096,143	1,840,751	11,188,752	11,180,436

Authorized Fund shares allocated to Portfolio	15,000,000	6,000,000	35,000,000	65,000,000	35,000,000	5,000,000	25,000,000	40,000,000

Net asset value per share	$25.07	$31.49	$21.93	$13.92	$16.32	$41.01	$10.88	$20.75

The accompanying notes are an integral part of these financial statements.

104

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2014

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Assets:
Investments in securities, at value*	$183,273,423	$840,621,596	$55,136,021	$124,735,055	$33,077,419
Cash	340	154,456	898	765	659,994
Receivable for securities sold	6,092,772	70,072	—	3,296,577	52,722
Receivable for fund shares sold	79,490	356,365	4,706	57,136	350,470
Dividends and accrued interest receivable	70,077	3,560,979	49,939	73,596	86,413
Foreign tax reclaim receivable	—	2,308	7,671	—	31
Prepaid expenses and other assets	1,941	3,285	586	1,360	268

Total assets	189,518,043	844,769,061	55,199,821	128,164,489	34,227,317

Liabilities:
Options written, at value**	—	1,023,500	—	—	—
Payable for securities purchased	409,257	1,433,990	—	426,725	377,660
Payable for fund shares redeemed	9,878,576	8,707,102	14,035	3,585,500	3,492
Payable for investment management services	126,618	420,230	28,170	84,388	23,698
Accrued custody expense	1,309	2,709	578	684	1,507
Accrued professional fees	7,988	7,988	8,070	7,988	7,988
Accrued accounting fees	3,192	13,317	1,694	2,350	5,374
Accrued printing and filing fees	5,167	23,125	1,529	3,547	859
Withholding tax payable	—	3,461	3,836	—	46

Total liabilities	10,432,107	11,635,422	57,912	4,111,182	420,624

Net assets	$179,085,936	$833,133,639	$55,141,909	$124,053,307	$33,806,693

Net assets consist of:
Par value, $1 per share	$8,748,089	$43,935,677	$3,806,409	$7,545,926	$3,120,733
Paid-in capital in excess of par value	139,219,097	746,962,074	52,928,966	83,527,942	28,497,596
Accumulated net realized gain (loss) on investments	20,106,861	12,769,132	(6,450,926)	19,733,834	1,167,319
Net unrealized appreciation (depreciation) on:
Investments	11,011,889	27,647,113	4,757,332	13,190,571	796,639
Futures contracts	—	—	—	—	142,986
Written options	—	409,288	—	—	—
Undistributed net investment income (loss)	—	1,410,355	100,128	55,034	81,420

Net assets	$179,085,936	$833,133,639	$55,141,909	$124,053,307	$33,806,693

* Investments in securities, at cost	$172,261,534	$812,974,483	$50,378,689	$111,544,484	$32,280,780

** Premiums received on options written	$—	$1,432,788	$—	$—	$—

Shares outstanding	8,748,089	43,935,677	3,806,409	7,545,926	3,120,733

Authorized Fund shares allocated to Portfolio	30,000,000	55,000,000	10,000,000	25,000,000	15,000,000

Net asset value per share	$20.47	$18.96	$14.49	$16.44	$10.83

The accompanying notes are an integral part of these financial statements.

105

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2014

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Investment income:
Interest	$—	$93,200	$6,031,092	$321,936	$364	$—	$—	$129
Dividends, net of taxes withheld*	4,525,858	8,573	1,313	361,901	4,090,690	3,018,419	1,143,674	271,670

Total investment income	4,525,858	101,773	6,032,405	683,837	4,091,054	3,018,419	1,143,674	271,799

Expenses:
Management fees	2,302,400	640,365	857,428	223,888	1,490,002	1,661,792	732,168	306,592
Custodian fees	12,974	11,068	5,906	7,464	183,722	14,173	61,505	6,466
Directors’ fees	29,701	24,731	15,763	3,898	18,786	21,093	7,661	3,997
Professional fees	21,868	20,584	17,840	14,198	18,784	19,227	15,369	14,229
Accounting fees	65,919	55,766	55,044	25,294	63,935	51,605	31,543	14,778
Printing and filing fees	31,928	19,293	12,310	3,680	14,821	24,536	6,667	3,848
Compliance expense	8,906	8,906	8,906	8,906	8,906	8,906	8,906	8,906
Other	5,805	3,280	2,067	975	8,338	3,646	2,676	970

Total expenses	2,479,501	783,993	975,264	288,303	1,807,294	1,804,978	866,495	359,786

Less expenses reduced or reimbursed by adviser	—	(682,220)	—	—	(288,997)	—	—	—

Net expenses	2,479,501	101,773	975,264	288,303	1,518,297	1,804,978	866,495	359,786

Net investment income (loss)	2,046,357	—	5,057,141	395,534	2,572,757	1,213,441	277,179	(87,987)

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	33,346,801	—	1,319,586	6,306,647	15,460,890	20,183,375	5,678,757	8,194,825
Futures contracts	—	—	—	—	1,176,714	—	—	—
Foreign currency contracts	—	—	—	—	3,255,092	—	—	—
Other foreign currency related transactions	—	—	—	—	(309,728)	(10,132)	(80,682)	(149)
Change in unrealized appreciation/depreciation on:
Investments	6,063,115	—	2,254,423	(2,442,237)	(39,752,926)	(1,238,512)	(12,561,502)	(4,578,975)
Futures contracts	—	—	—	—	(215,832)	—	—	—
Foreign currency contracts	—	—	—	—	444,099	—	—	—
Other foreign currency related transactions	—	—	—	—	(52,791)	(1,137)	(3,786)	(397)

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	39,409,916	—	3,574,009	3,864,410	(19,994,482)	18,933,594	(6,967,213)	3,615,304

Change in net assets from operations	$41,456,273	$—	$8,631,150	$4,259,944	$(17,421,725)	$20,147,035	$(6,690,034)	$3,527,317

* Taxes withheld	$—	$—	$—	$—	$617,692	$42,548	$77,247	$2,563

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2014

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Investment income:
Interest	$514	$—	$—	$—	$18,979,209	$—	$—	$—
Dividends, net of taxes withheld*	750,775	637,357	7,101,586	23,999,397	20,769	418,373	1,819,765	2,886,821

Total investment income	751,289	637,357	7,101,586	23,999,397	18,999,978	418,373	1,819,765	2,886,821

Expenses:
Management fees	1,025,615	710,781	1,232,307	2,782,218	1,979,512	693,475	422,369	1,740,115
Custodian fees	23,073	9,139	24,353	35,493	14,358	6,963	9,481	14,710
Directors’ fees	12,849	8,729	35,673	41,316	30,928	8,041	11,094	24,454
Professional fees	18,548	15,679	24,433	30,622	22,503	15,475	16,411	20,542
Accounting fees	36,394	25,274	100,727	91,240	164,385	25,842	31,444	55,544
Printing and filing fees	18,152	7,785	30,048	36,323	23,791	7,143	10,311	21,665
Compliance expense	8,906	8,906	8,906	8,906	8,906	8,906	8,906	8,906
Other	2,113	2,285	8,080	9,757	4,253	1,885	2,442	6,210

Total expenses	1,145,650	788,578	1,464,527	3,035,875	2,248,636	767,730	512,458	1,892,146

Net investment income (loss)	(394,361)	(151,221)	5,637,059	20,963,522	16,751,342	(349,357)	1,307,307	994,675

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	15,524,461	15,149,617	3,675,264	37,091,251	8,225,039	8,907,401	4,311,375	45,974,586
Foreign currency related transactions	(1,029)	21	—	(169,864)	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	7,515,663	(5,886,389)	33,949,693	(11,414,969)	(16,353,341)	(6,915,894)	12,616,165	(16,492,459)
Foreign currency related transactions	5,462	—	—	(23,131)	—	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	23,044,557	9,263,249	37,624,957	25,483,287	(8,128,302)	1,991,507	16,927,540	29,482,127

Change in net assets from operations	$22,650,196	$9,112,028	$43,262,016	$46,446,809	$8,623,040	$1,642,150	$18,234,847	$30,476,802

* Taxes withheld	$7,213	$3,490	$1,228	$570,013	$—	$963	$885	$—

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2014

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio**
Investment income:
Interest	$—	$5,354,736	$363	$—	$179,424
Dividends, net of taxes withheld*	782,348	4,939,257	1,366,396	1,496,204	170,844

Total investment income	782,348	10,293,993	1,366,759	1,496,204	350,268

Expenses:
Management fees	1,468,402	2,588,717	322,888	973,456	169,797
Custodian fees	17,996	22,409	18,304	9,490	16,116
Directors’ fees	19,068	41,413	5,631	13,020	1,453
Professional fees	18,854	26,952	25,036	17,017	30,565
Accounting fees	45,179	100,776	21,674	32,570	40,140
Printing and filing fees	17,429	51,116	8,809	12,818	4,518
Compliance expense	8,906	8,906	8,906	8,906	5,880
Other	4,760	6,150	1,234	3,290	372

Total expenses	1,600,594	2,846,439	412,482	1,070,567	268,841

Less expenses reduced or reimbursed by adviser	—	(137,000)	—	—	—

Net expenses	1,600,594	2,709,439	412,482	1,070,567	268,841

Net investment income (loss)	(818,246)	7,584,554	954,277	425,637	81,427

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	22,063,567	18,776,897	6,802,148	20,039,564	430,439
Futures contracts	—	—	—	—	736,921
Foreign currency related transactions	—	(655)	—	—	(48)
Written options	—	(3,299,551)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(9,867,313)	7,864,270	(3,839,788)	(6,250,848)	796,639
Futures contracts	—	—	—	—	142,986
Foreign currency related transactions	—	96	—	—	—
Written options	—	1,129,500	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	12,196,254	24,470,557	2,962,360	13,788,716	2,106,937

Change in net assets from operations	$11,378,008	$32,055,111	$3,916,637	$14,214,353	$2,188,364

* Taxes withheld	$—	$28,793	$35,874	$—	$581

**	Period from May 1, 2014 (date of inception and commencement of operations) to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income	$2,046,357	$2,021,985	$—	$—	$5,057,141	$5,136,321	$395,534	$412,102
Net realized gain on investments and foreign currency related transactions	33,346,801	28,393,403	—	—	1,319,586	1,717,938	6,306,647	5,570,305
Change in unrealized appreciation/depreciation on investments	6,063,115	35,131,231	—	—	2,254,423	(9,876,691)	(2,442,237)	3,438,117

Change in net assets from operations	41,456,273	65,546,619	—	—	8,631,150	(3,022,432)	4,259,944	9,420,524

Distributions to shareholders:
Distributions from net investment income	(1,660,324)	(1,826,670)	—	—	—	—	(341,371)	(362,024)

Capital transactions:
Received from shares sold	315,246,386	13,409,441	192,184,015	235,857,734	46,735,844	41,763,271	2,915,916	3,461,743
Received from dividends reinvested	1,660,324	1,826,670	—	—	—	—	341,371	362,024
Paid for shares redeemed	(59,401,285)	(44,049,301)	(251,269,999)	(233,365,275)	(48,280,931)	(59,347,526)	(7,867,809)	(8,198,425)

Change in net assets from capital transactions	257,505,425	(28,813,190)	(59,085,984)	2,492,459	(1,545,087)	(17,584,255)	(4,610,522)	(4,374,658)

Change in net assets	297,301,374	34,906,759	(59,085,984)	2,492,459	7,086,063	(20,606,687)	(691,949)	4,683,842
Net assets:
Beginning of year	221,434,042	186,527,283	261,098,671	258,606,212	151,577,763	172,184,450	37,888,531	33,204,689

End of year	$518,735,416	$221,434,042	$202,012,687	$261,098,671	$158,663,826	$151,577,763	$37,196,582	$37,888,531

Undistributed net investment income	$386,033	$195,315	$—	$—	$5,057,141	$5,136,321	$54,163	$47,856

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,572,757	$2,794,976	$1,213,441	$584,457	$277,179	$276,948	$(87,987)	$(87,527)
Net realized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	19,582,968	10,205,588	20,173,243	12,161,877	5,598,075	7,333,003	8,194,676	5,281,441
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(39,577,450)	7,678,305	(1,239,649)	25,016,691	(12,565,288)	9,429,824	(4,579,372)	4,447,717

Change in net assets from operations	(17,421,725)	20,678,869	20,147,035	37,763,025	(6,690,034)	17,039,775	3,527,317	9,641,631

Distributions to shareholders:
Distributions from net investment income	—	—	(1,165,844)	(545,051)	—	—	—	—

Capital transactions:
Received from shares sold	30,187,407	24,664,519	331,391,049	16,336,182	13,115,148	10,691,131	7,560,703	8,319,694
Received from dividends reinvested	—	—	1,165,844	545,051	—	—	—	—
Paid for shares redeemed	(27,822,330)	(36,260,480)	(40,131,679)	(31,759,424)	(15,853,656)	(15,230,589)	(10,565,748)	(11,703,009)

Change in net assets from capital transactions	2,365,077	(11,595,961)	292,425,214	(14,878,191)	(2,738,508)	(4,539,458)	(3,005,045)	(3,383,315)

Change in net assets	(15,056,648)	9,082,908	311,406,405	22,339,783	(9,428,542)	12,500,317	522,272	6,258,316
Net assets:
Beginning of year	189,427,040	180,344,132	138,007,642	115,667,859	76,982,908	64,482,591	39,402,997	33,144,681

End of year	$174,370,392	$189,427,040	$449,414,047	$138,007,642	$67,554,366	$76,982,908	$39,925,269	$39,402,997

Undistributed net investment income	$4,254,016	$3,063,222	$37,465	$38,483	$196,497	$196,447	$—	$—

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(394,361)	$(145,662)	$(151,221)	$(209,597)	$5,637,059	$4,258,395	$20,963,522	$11,138,381
Net realized gain on investments and foreign currency related transactions	15,523,432	15,028,435	15,149,638	8,674,199	3,675,264	3,688,356	36,921,387	9,876,449
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	7,521,125	4,058,946	(5,886,389)	12,646,891	33,949,693	61,348,239	(11,438,100)	39,073,192

Change in net assets from operations	22,650,196	18,941,719	9,112,028	21,111,493	43,262,016	69,294,990	46,446,809	60,088,022

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	(4,671,250)	(3,617,496)	(17,815,244)	(9,524,108)

Capital transactions:
Received from shares sold	130,344,816	31,291,065	14,483,197	15,330,951	111,526,771	97,436,649	42,389,840	131,585,498
Received from shares issued in merger	—	40,746,730	—	—	—	—	—	—
Received from dividends reinvested	—	—	—	—	4,671,250	3,617,496	17,815,244	9,524,108
Paid for shares redeemed	(50,387,901)	(16,426,684)	(19,935,180)	(20,492,091)	(81,517,679)	(59,579,130)	(153,890,559)	(62,172,415)

Change in net assets from capital transactions	79,956,915	55,611,111	(5,451,983)	(5,161,140)	34,680,342	41,475,015	(93,685,475)	78,937,191

Change in net assets	102,607,111	74,552,830	3,660,045	15,950,353	73,271,108	107,152,509	(65,053,910)	129,501,105
Net assets:
Beginning of year	109,536,809	34,983,979	83,011,959	67,061,606	314,933,029	207,780,520	397,664,815	268,163,710

End of year	$212,143,920	$109,536,809	$86,672,004	$83,011,959	$388,204,137	$314,933,029	$332,610,905	$397,664,815

Undistributed net investment income (loss)	$(35,820)	$(17,130)	$—	$—	$885,679	$597,879	$2,836,921	$1,568,491

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$16,751,342	$19,562,894	$(349,357)	$(298,131)	$1,307,307	$724,509	$994,675	$1,141,144
Net realized gain on investments and foreign currency related transactions	8,225,039	3,478,257	8,907,401	5,469,110	4,311,375	5,521,100	45,974,586	48,232,798
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(16,353,341)	(1,974,076)	(6,915,894)	12,232,870	12,616,165	18,052,218	(16,492,459)	27,351,718

Change in net assets from operations	8,623,040	21,067,075	1,642,150	17,403,849	18,234,847	24,297,827	30,476,802	76,725,660

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	(1,151,494)	(631,494)	(895,082)	(1,050,451)

Capital transactions:
Received from shares sold	45,515,603	54,569,050	16,459,619	24,739,894	43,549,332	35,003,296	17,018,019	14,986,415
Received from dividends reinvested	—	—	—	—	1,151,494	631,494	895,082	1,050,451
Paid for shares redeemed	(131,923,035)	(79,666,219)	(23,042,984)	(16,826,118)	(35,945,696)	(31,995,740)	(47,019,709)	(65,074,351)

Change in net assets from capital transactions	(86,407,432)	(25,097,169)	(6,583,365)	7,913,776	8,755,130	3,639,050	(29,106,608)	(49,037,485)

Change in net assets	(77,784,392)	(4,030,094)	(4,941,215)	25,317,625	25,838,483	27,305,383	475,112	26,637,724
Net assets:
Beginning of year	307,884,843	311,914,937	80,432,360	55,114,735	95,847,586	68,542,203	231,541,470	204,903,746

End of year	$230,100,451	$307,884,843	$75,491,145	$80,432,360	$121,686,069	$95,847,586	$232,016,582	$231,541,470

Undistributed net investment income (loss)	$16,758,701	$19,562,894	$5,390	$—	$155,813	$93,015	$99,593	$89,796

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bryton Growth Portfolio		Balanced Portfolio		Target VIP Portfolio		Bristol Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(818,246)	$(1,016,119)	$7,584,554	$1,977,473	$954,277	$227,047	$425,637	$497,544
Net realized gain on investments, foreign currency related transactions, and written options	22,063,567	38,865,947	15,476,691	6,575,219	6,802,148	6,638,289	20,039,564	23,724,595
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(9,867,313)	20,607,365	8,993,866	8,941,600	(3,839,788)	1,076,715	(6,250,848)	14,073,672

Change in net assets from operations	11,378,008	58,457,193	32,055,111	17,494,292	3,916,637	7,942,051	14,214,353	38,295,811

Distributions to shareholders:
Distributions from net investment income	—	—	(6,075,617)	(1,674,034)	(854,149)	(201,405)	(370,603)	(476,090)

Capital transactions:
Received from shares sold	30,786,203	14,529,378	624,661,369	149,308,124	6,144,750	2,641,232	10,802,580	9,727,458
Received from shares issued in mergers	—	—	—	30,903,821	—	26,663,158	—	—
Received from dividends reinvested	—	—	6,075,617	1,674,034	854,149	201,405	370,603	476,090
Paid for shares redeemed	(43,857,130)	(49,864,240)	(72,643,183)	(25,782,822)	(8,637,548)	(4,710,713)	(23,225,588)	(33,794,446)

Change in net assets from capital transactions	(13,070,927)	(35,334,862)	558,093,803	156,103,157	(1,638,649)	24,795,082	(12,052,405)	(23,590,898)

Change in net assets	(1,692,919)	23,122,331	584,073,297	171,923,415	1,423,839	32,535,728	1,791,345	14,228,823
Net assets:
Beginning of year	180,778,855	157,656,524	249,060,342	77,136,927	53,718,070	21,182,342	122,261,962	108,033,139

End of year	$179,085,936	$180,778,855	$833,133,639	$249,060,342	$55,141,909	$53,718,070	$124,053,307	$122,261,962

Undistributed net investment income (loss)	$—	$—	$1,410,355	$285,060	$100,128	$25,680	$55,034	$21,733

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Changes in Net Assets

Risk Managed Balanced Portfolio
Period from May 1, 2014* to December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income	$81,427
Net realized gain on investments, futures contracts, and foreign currency related transactions	1,167,312
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	939,625

Change in net assets from operations	2,188,364

Capital transactions:
Received from shares sold	54,419,880
Paid for shares redeemed	(22,801,551)

Change in net assets from capital transactions	31,618,329

Change in net assets	33,806,693
Net assets:
Beginning of year	—

End of year	$33,806,693

Undistributed net investment income	$81,420

*	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$29.41	$21.54	$18.88	$19.72	$18.31	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.12	0.27	0.35	0.21	0.04	—	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.02	7.84	2.61	(0.88)	1.41	—	—	—	—	—

Total from operations	4.14	8.11	2.96	(0.67)	1.45	—	—	—	—	—

Distributions:
Distributions from net investment income	(0.11)	(0.24)	(0.30)	(0.17)	(0.04)	—	—	—	—	—

Net asset value, end of year	$33.44	$29.41	$21.54	$18.88	$19.72	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	14.07%	37.69%	15.69%	–3.38%	7.91%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of year (in millions)	$518.7	$221.4	$186.5	$187.9	$219.4	$202.0	$261.1	$258.6	$286.2	$293.4
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.83%	0.87%	0.89%	0.87%	0.87%	0.04%	0.06%	0.09%	0.11%	0.17%
Net investment income	0.69%	0.98%	1.55%	1.00%	0.21%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.83%	0.87%	0.89%	0.87%	0.87%	0.33%	0.34%	0.35%	0.34%	0.35%
Net investment income (loss)	0.69%	0.98%	1.55%	1.00%	0.21%	–0.29%	–0.28%	–0.26%	–0.23%	–0.18%
Portfolio turnover rate	46%	43%	48%	54%	50%	0%	0%	0%	0%	0%

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$14.78	$15.07	$14.05	$13.21	$12.25	$21.74	$16.82	$15.21	$16.08	$14.42
Operations:
Net investment income	0.50	0.56	0.51	0.48	0.52	0.26	0.24	0.26	0.25	0.28
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.37	(0.85)	0.51	0.36	0.44	2.37	4.89	1.57	(0.91)	1.62

Total from operations	0.87	(0.29)	1.02	0.84	0.96	2.63	5.13	1.83	(0.66)	1.90

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.22)	(0.21)	(0.22)	(0.21)	(0.24)

Net asset value, end of year	$15.65	$14.78	$15.07	$14.05	$13.21	$24.15	$21.74	$16.82	$15.21	$16.08

Total return	5.89%	–1.92%	7.26%	6.36%	7.84%	12.12%	30.53%	12.04%	–4.12%	13.19%
Ratios and supplemental data:
Net assets at end of year (in millions)	$158.7	$151.6	$172.2	$162.0	$148.2	$37.2	$37.9	$33.2	$34.7	$41.2
Ratios to average net assets:
Expenses	0.64%	0.66%	0.66%	0.66%	0.67%	0.77%	0.79%	0.81%	0.77%	0.78%
Net investment income	3.34%	3.34%	3.41%	3.70%	3.91%	1.06%	1.17%	1.49%	1.40%	1.71%
Portfolio turnover rate	35%	15%	18%	15%	22%	198%	210%	179%	147%	182%

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$13.85	$12.41	$10.32	$12.20	$10.45	$31.24	$23.32	$19.95	$20.37	$17.45
Operations:
Net investment income	0.18	0.23	0.20	0.17	0.14	0.08	0.13	0.15	0.09	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(1.48)	1.21	1.89	(2.05)	1.61	2.59	7.91	3.36	(0.43)	2.90

Total from operations	(1.30)	1.44	2.09	(1.88)	1.75	2.67	8.04	3.51	(0.34)	2.96

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.09)	(0.12)	(0.14)	(0.08)	(0.04)

Net asset value, end of year	$12.55	$13.85	$12.41	$10.32	$12.20	$33.82	$31.24	$23.32	$19.95	$20.37

Total return	–9.39%	11.60%	20.25%	–15.41%	16.75%	8.54%	34.51%	17.59%	–1.65%	16.99%
Ratios and supplemental data:
Net assets at end of year (in millions)	$174.4	$189.4	$180.3	$172.8	$213.1	$449.4	$138.0	$115.7	$114.7	$129.8
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.84%	0.75%	1.02%	1.02%	1.03%	0.83%	0.88%	0.90%	0.88%	0.89%
Net investment income	1.43%	1.52%	1.65%	1.41%	1.15%	0.56%	0.45%	0.66%	0.41%	0.31%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.00%	1.01%	1.02%	1.02%	1.03%	0.83%	0.88%	0.90%	0.88%	0.89%
Net investment income	1.27%	1.26%	1.65%	1.41%	1.15%	0.56%	0.45%	0.66%	0.41%	0.31%
Portfolio turnover rate	95%	53%	61%	58%	67%	67%	49%	39%	61%	58%

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Financial Highlights

	International Small-Mid Company Portfolio					Aggressive Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$30.03	$23.52	$19.17	$23.24	$19.41	$12.50	$9.51	$7.74	$8.17	$7.43
Operations:
Net investment income (loss)	0.12	0.12	0.17	0.26	0.07	(0.03)	(0.02)	0.03	—	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.76)	6.39	4.18	(4.33)	3.76	1.23	3.01	1.74	(0.43)	0.73

Total from operations	(2.64)	6.51	4.35	(4.07)	3.83	1.20	2.99	1.77	(0.43)	0.74

Net asset value, end of year	$27.39	$30.03	$23.52	$19.17	$23.24	$13.70	$12.50	$9.51	$7.74	$8.17

Total return	–8.79%	27.68%	22.69%	–17.51%	19.73%	9.60%	31.44%	22.87%	–5.26%	9.96%
Ratios and supplemental data:
Net assets at end of year (in millions)	$67.6	$77.0	$64.5	$57.5	$78.6	$39.9	$39.4	$33.1	$25.8	$29.8
Ratios to average net assets:
Expenses	1.18%	1.19%	1.21%	1.20%	1.25%	0.94%	0.97%	0.99%	1.04%	1.05%
Net investment income (loss)	0.38%	0.40%	0.64%	1.07%	0.32%	–0.23%	–0.25%	0.34%	0.02%	0.17%
Portfolio turnover rate	65%	51%	55%	67%	81%	55%	60%	17%	47%	37%

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Financial Highlights

	Small Cap Growth Portfolio						Mid Cap Opportunity Portfolio
	Years Ended December 31,						Years Ended December 31,
	2014	2013		2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$22.65	$15.59		$13.21	$12.86	$9.89	$28.24	$21.32	$17.81	$18.43	$15.41
Operations:
Net investment income (loss)	(0.05)	(0.03)		(0.03)	(0.08)	(0.07)	(0.05)	(0.07)	(0.02)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.47	7.09		2.41	0.43	3.04	3.30	6.99	3.53	(0.56)	3.08

Total from operations	2.42	7.06		2.38	0.35	2.97	3.25	6.92	3.51	(0.62)	3.02

Distributions:
Distributions from net investment income	—	—		—	—	—	—	—	—	—	—

Net asset value, end of year	$25.07	$22.65		$15.59	$13.21	$12.86	$31.49	$28.24	$21.32	$17.81	$18.43

Total return	10.68%	45.29%		18.02%	2.72%	30.03%	11.51%	32.46%	19.71%	–3.36%	19.60%
Ratios and supplemental data:
Net assets at end of year (in millions)	$212.1	$109.5		$35.0	$31.5	$32.1	$86.7	$83.0	$67.1	$61.1	$70.4
Ratios to average net assets:
Expenses	0.89%	1.04%		1.10%	1.08%	1.13%	0.94%	0.96%	0.98%	0.96%	0.98%
Net investment income (loss)	–0.31%	–0.29%		–0.20%	–0.60%	–0.70%	–0.18%	–0.28%	–0.09%	–0.29%	–0.35%
Portfolio turnover rate	58%	69	% (a)	65%	58%	94%	61%	44%	45%	51%	56%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	S&P 500® Index Portfolio					Strategic Value Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$19.63	$15.08	$13.25	$13.21	$11.69	$13.09	$11.09	$10.50	$9.36	$8.64
Operations:
Net investment income	0.32	0.26	0.26	0.22	0.19	0.93	0.35	0.13	0.33	0.35
Net realized and unrealized gain on investments and foreign currency related transactions	2.25	4.52	1.78	0.01	1.50	0.68	1.97	0.63	0.98	0.68

Total from operations	2.57	4.78	2.04	0.23	1.69	1.61	2.32	0.76	1.31	1.03

Distributions:
Distributions from net investment income	(0.27)	(0.23)	(0.21)	(0.19)	(0.17)	(0.78)	(0.32)	(0.17)	(0.17)	(0.24)
Return of capital distributions	—	—	—	—	—	—	—	—	—	(0.07)

Total distributions	(0.27)	(0.23)	(0.21)	(0.19)	(0.17)	(0.78)	(0.32)	(0.17)	(0.17)	(0.31)

Net asset value, end of year	$21.93	$19.63	$15.08	$13.25	$13.21	$13.92	$13.09	$11.09	$10.50	$9.36

Total return	13.11%	31.74%	15.40%	1.77%	14.45%	12.41%	21.00%	7.21%	14.03%	11.98%
Ratios and supplemental data:
Net assets at end of year (in millions)	$388.2	$314.9	$207.8	$170.7	$176.2	$332.6	$397.7	$268.2	$42.0	$24.3
Ratios to average net assets:
Expenses	0.43%	0.45%	0.48%	0.47%	0.49%	0.78%	0.79%	0.82%	0.96%	0.96%
Net investment income	1.64%	1.68%	1.87%	1.62%	1.59%	5.37%	3.58%	3.84%	4.07%	4.11%
Portfolio turnover rate	11%	15%	7%	9%	8%	22%	22%	30%	19%	31%

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	High Income Bond Portfolio					Capital Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$15.88	$14.83	$12.97	$12.31	$10.79	$40.03	$30.73	$27.00	$27.68	$20.29
Operations:
Net investment income (loss)	1.57	1.10	0.99	1.08	0.58	(0.19)	(0.15)	(0.03)	(0.19)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(1.13)	(0.05)	0.87	(0.42)	0.94	1.17	9.45	3.76	(0.49)	7.50

Total from operations	0.44	1.05	1.86	0.66	1.52	0.98	9.30	3.73	(0.68)	7.39

Net asset value, end of year	$16.32	$15.88	$14.83	$12.97	$12.31	$41.01	$40.03	$30.73	$27.00	$27.68

Total return	2.77%	7.08%	14.34%	5.36%	14.09%	2.45%	30.26%	13.81%	–2.46%	36.42%
Ratios and supplemental data:
Net assets at end of year (in millions)	$230.1	$307.9	$311.9	$267.5	$269.8	$75.5	$80.4	$55.1	$51.1	$52.4
Ratios to average net assets:
Expenses	0.77%	0.77%	0.79%	0.78%	0.81%	1.00%	1.01%	1.04%	1.02%	1.04%
Net investment income (loss)	5.73%	6.36%	7.17%	7.69%	8.03%	–0.45%	–0.44%	–0.10%	–0.64%	–0.50%
Portfolio turnover rate	33%	29%	35%	35%	33%	44%	42%	42%	44%	56%

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Nasdaq-100® Index Portfolio					Bristol Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$9.25	$6.85	$5.85	$5.69	$4.78	$18.29	$13.01	$11.56	$12.51	$11.12
Operations:
Net investment income	0.12	0.07	0.06	0.02	0.02	0.09	0.09	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	1.62	2.39	0.99	0.16	0.91	2.45	5.27	1.43	(0.95)	1.39

Total from operations	1.74	2.46	1.05	0.18	0.93	2.54	5.36	1.52	(0.89)	1.46

Distributions:
Distributions from net investment income	(0.11)	(0.06)	(0.05)	(0.02)	(0.02)	(0.08)	(0.08)	(0.07)	(0.06)	(0.07)

Net asset value, end of year	$10.88	$9.25	$6.85	$5.85	$5.69	$20.75	$18.29	$13.01	$11.56	$12.51

Total return	18.77%	35.98%	17.88%	3.19%	19.38%	13.88%	41.21%	13.19%	–7.16%	13.10%
Ratios and supplemental data:
Net assets at end of year (in millions)	$121.7	$95.8	$68.5	$55.5	$54.9	$232.0	$231.5	$204.9	$192.7	$182.6
Ratios to average net assets:
Expenses	0.48%	0.51%	0.53%	0.52%	0.54%	0.81%	0.82%	0.85%	0.84%	0.86%
Net investment income	1.23%	0.94%	0.98%	0.41%	0.39%	0.42%	0.51%	0.68%	0.52%	0.70%
Portfolio turnover rate	23%	43%	25%	44%	30%	239%	269%	244%	198%	253%

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Bryton Growth Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2014	2013	2012	2011	2010	2014	2013		2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$19.28	$13.70	$12.31	$13.57	$10.94	$18.02	$15.76		$13.91	$13.87	$13.13
Operations:
Net investment income (loss)	(0.09)	(0.11)	(0.07)	(0.08)	(0.06)	0.16	0.08		0.10	0.31	0.32
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	1.28	5.69	1.46	(1.18)	2.69	0.92	2.32		1.75	(0.00)	0.70

Total from operations	1.19	5.58	1.39	(1.26)	2.63	1.08	2.40		1.85	0.31	1.02

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.14)	(0.14)		—	(0.27)	(0.28)

Net asset value, end of year	$20.47	$19.28	$13.70	$12.31	$13.57	$18.96	$18.02		$15.76	$13.91	$13.87

Total return	6.17%	40.73%	11.29%	–9.29%	24.04%	5.99%	15.26%		13.30%	2.29%	7.78%
Ratios and supplemental data:
Net assets at end of year (in millions)	$179.1	$180.8	$157.7	$155.4	$137.4	$833.1	$249.1		$77.1	$17.1	$14.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.88%	0.89%	0.93%	0.91%	0.93%	0.64%	0.75%		0.86%	0.94%	0.99%
Net investment income	–0.45%	–0.59%	–0.57%	–0.67%	–0.49%	1.80%	1.45%		1.90%	2.33%	2.48%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.88%	0.89%	0.93%	0.91%	0.93%	0.68%	0.75%		0.86%	0.94%	0.99%
Net investment income	–0.45%	–0.59%	–0.57%	–0.67%	–0.49%	1.76%	1.45%		1.90%	2.33%	2.48%
Portfolio turnover rate	178%	185%	152%	156%	118%	94%	82	% (a)	60%	47%	56%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Target VIP Portfolio						Bristol Growth Portfolio
	Years Ended December 31,						Years Ended December 31,
	2014	2013		2012	2011	2010	2014	2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of year	$13.70	$10.10		$8.89	$9.11	$7.72	$14.72	$10.66	$9.63	$9.84	$8.75
Operations:
Net investment income	0.25	0.09		0.18	0.10	0.13	0.06	0.06	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.77	3.61		1.17	(0.23)	1.37	1.71	4.05	1.02	(0.21)	1.10

Total from operations	1.02	3.70		1.35	(0.13)	1.50	1.77	4.11	1.08	(0.17)	1.12

Distributions:
Distributions from net investment income	(0.23)	(0.10)		(0.14)	(0.09)	(0.11)	(0.05)	(0.05)	(0.05)	(0.04)	(0.03)

Net asset value, end of year	$14.49	$13.70		$10.10	$8.89	$9.11	$16.44	$14.72	$10.66	$9.63	$9.84

Total return	7.44%	36.71%		15.24%	–1.41%	19.47%	12.01%	38.62%	11.20%	–1.77%	12.79%
Ratios and supplemental data:
Net assets at end of year (in millions)	$55.1	$53.7		$21.2	$20.5	$21.9	$124.1	$122.3	$108.0	$99.9	$85.3
Ratios to average net assets:
Expenses	0.77%	0.82%		0.87%	0.84%	0.82%	0.86%	0.88%	0.92%	0.90%	0.93%
Net investment income	1.77%	0.92%		1.73%	1.07%	1.50%	0.34%	0.42%	0.57%	0.41%	0.63%
Portfolio turnover rate	79%	57	% (a)	70%	79%	92%	192%	237%	229%	187%	268%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

Risk Managed Balanced Portfolio

	Period from May 1, 2014* to December 31, 2014
Selected per-share data:
Net asset value, beginning of year	$10.00
Operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	0.80

Total from operations	0.83

Net asset value, end of year	$10.83

Total return	8.30	%**
Ratios and supplemental data:
Net assets at end of year (in millions)	$33.8
Ratios to average net assets:
Expenses	1.43	%***
Net investment income	0.43	%***
Portfolio turnover rate	94	%**

*	Represents date of inception and commencement of operations.

**	Not annualized.

***	Annualized.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2014
(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-one separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in high dividend yielding common stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities of domestic and foreign securities of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

126	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Risk Managed Balanced Portfolio (Date of inception and commencement of operations: May 1, 2014) — Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	25,000,000
Money Market	55,000,000
Bond	30,000,000
Omni	10,000,000
International	30,000,000
Capital Appreciation	25,000,000
International Small-Mid Company	7,000,000
Aggressive Growth	7,000,000
Small Cap Growth	15,000,000
Mid Cap Opportunity	6,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares
Strategic Value	65,000,000
High Income Bond	35,000,000
Capital Growth	5,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	30,000,000
Balanced	55,000,000
Target VIP	10,000,000
Bristol Growth	25,000,000
Risk Managed Balanced	15,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its Schedules of Investments:

Use of Estimates

The preparation of Schedules of Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

127	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

128	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2014:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$512,072,864	$—	$—
	Money Market Funds	15,312,000	—	—

		$527,384,864	$—	$—

Money Market*	Commercial Paper**	$—	$104,997,082	$—
	U.S. Government Agency Issues	—	9,999,944	—
	Money Market Funds	30,000,000	—	—

		$30,000,000	$114,997,026	$—

Bond	Corporate Bonds**	$—	$152,679,115	$—
	Money Market Funds	3,976,000	—	—

		$3,976,000	$152,679,115	$—

Omni	Common Stocks**	$28,321,705	$—	$—
	Corporate Bonds**	—	7,873,915	—
	U.S. Treasury Obligations	—	402,488	—
	Money Market Funds	525,000	—	—

		$28,846,705	$8,276,403	$—

International	Common Stocks**	$29,344,036	$124,940,314	$—
	Rights**	14,339	—	—
	Money Market Funds	14,227,251	—	—

		$43,585,626	$124,940,314	$—

	Foreign currency contracts	$1,224,498	$—	$—

	Futures contracts	$(45,302)	$—	$—

Capital Appreciation	Common Stocks**	$424,861,579	$13,891,721	$—
	Money Market Funds	15,202,000	—	—

		$440,063,579	$13,891,721	$—

International Small-Mid Company	Common Stocks**	$6,965,606	$56,267,301	$—
	Money Market Funds	4,507,184	—	—

		$11,472,790	$56,267,301	$—

Aggressive Growth	Common Stocks**	$38,668,843	$—	$—
	Money Market Funds	1,825,000	—	—

		$40,493,843	$—	$—

Small Cap Growth	Common Stocks**	$208,665,272	$1,230,373	$—
	Money Market Funds	5,772,000	—	—

		$214,437,272	$1,230,373	$—

Mid Cap Opportunity	Common Stocks**	$85,213,416	$—	$—
	Money Market Funds	1,957,000	—	—

		$87,170,416	$—	$—

S&P 500® Index	Common Stocks**	$369,955,104	$—	$—
	Exchange Traded Funds	16,804,763	—	—

		$386,759,867	$—	$—

Strategic Value ...	Common Stocks**	$265,658,705	$58,490,455	$—
	Money Market Funds	3,605,000	—	—

		$269,263,705	$58,490,455	$—

129	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
High Income Bond	Corporate Bonds**	$—	$222,211,334	$—
	Common Stocks**	163,344	—	5,799
	Warrants**	180,285	—	—
	Money Market Funds	2,353,000	—	—

		$2,696,629	$222,211,334	$5,799

Capital Growth	Common Stocks**	$75,165,650	$—	$—
	Money Market Funds	369,000	—	—

		$75,534,650	$—	$—

Nasdaq-100® Index	Common Stocks**	$117,633,585	$—	$—
	Exchange Traded Funds	4,113,480	—	—

		$121,747,065	$—	$—

Bristol	Common Stocks**	$229,859,749	$—	$—
	Money Market Funds	1,189,000	—	—

		$231,048,749	$—	$—

Bryton Growth	Common Stocks**	$177,520,423	$—	$—
	Money Market Funds	5,753,000	—	—

		$183,273,423	$—	$—

Balanced	Common Stocks**	$525,235,302	$—	$—
	Corporate Bonds**	—	185,701,998	—
	Preferred Stocks**	8,798,916	9,722,313	—
	Asset-Backed / Commercial Mortgage-Backed Securities**	—	4,336,011	—
	U.S. Treasury Obligations	—	55,102,730	—
	Closed-End Mutual Funds	19,755,326	—	—
	Purchased Options	2,339,000	—	—
	Money Market Funds	29,630,000	—	—

		$585,758,544	$254,863,052	$—

	Written Options	$1,023,500	$—	$—

Target VIP	Common Stocks**	$54,255,021	$—	$—
	Money Market Funds	881,000	—	—

		$55,136,021	$—	$—

Bristol Growth	Common Stocks**	$122,447,055	$—	$—
	Money Market Funds	2,288,000	—	—

		$124,735,055	$—	$—

Risk Managed Balanced	Common Stocks**	$15,085,514	$345,938	$—
	Corporate Bonds**	—	3,945,107	—
	Preferred Stocks**	94,277	123,236	—
	Asset-Backed / Commercial Mortgage-Backed Securities**	—	461,809	—
	U.S. Treasury Obligations	—	4,283,936	—
	U.S. Government Agency Mortgage-Backed Securities	—	1,506,869	—
	Purchased Options	1,564,235	879,560	—
	Other**	—	94,938	—
	Money Market Funds	4,692,000	—	—

		$21,436,026	$11,641,393	$—

	Futures contracts	$142,985	$—	$—

*	At December 31, 2014, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

**	For detailed industry descriptions, see the accompanying Schedules of Investments.

130	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

In the International Small-Mid Company Portfolio, there were two transfers of securities from Level 1 pricing at December 31, 2013, to Level 2 at December 31, 2014. These securities were that Portfolio’s holdings of Vectura Group PLC and Nexteer Automotive Group Ltd. common stocks. The fair valuation service provider reported that those securities did not meet the minimum predictability threshold to be fair valued at December 31, 2013, and were not fair valued in the prior period, whereas in the current period, the securities met the threshold to be fair valued. The aggregate value of these holdings were $937,689 and $669,335 at December 31, 2014 and December 31, 2013, respectively.

Below is a reconciliation that details the activity of securities in Level 3 for the year ended December 31, 2014:

High Income Bond
Beginning Balance – January 1, 2014	$—
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	(9,448)
Issuances	15,247
Settlements	—
Transfers out of Level 3 (due to availability of active market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable market inputs)	—

Ending Balance – December 31, 2014	$5,799

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(9,448)

The following table present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2014:

High Income Bond	Ending Balance at December 31, 2014	Valuation Technique Used	Unobservable inputs
Common Stock	$5,799	Value of claim on the	Net enterprise value
		enterprise value of	Share class claim on value
		underlying company	Number of share class total shares

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends. If consent dividends are authorized, these amounts will become taxable to the shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Schedules of Investments. Differences between tax positions taken in a tax return and amounts recognized in the Schedules of Investments will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ Schedules of Investments.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International [1]
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

Money Market
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

Small Cap Growth
0.80% of first $150 million
0.75% of next $150 million 0.70% of next $300 million
0.65% over $600 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Risk Managed Balanced
0.90% of first $500 million
0.75% over $500 million

Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Balanced [2]
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

[1]

Effective June 1, 2013, ONI agreed to waive advisory fees equal to an annualized rate of 0.44% of the first $200 million of average daily net assets, and 0.39% of the average daily net assets, thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on May 15, 2014. The amount of the waiver for the year ended December 31, 2014 was $288,997. If ONI did not agree to waive these fees, the total expenses incurred by the International Portfolio for the year ended December 31, 2014 would have been higher than the net expenses reflected in the Statements of Operations.

[2]

Effective November 1, 2014, ONI agreed to temporarily waive all advisory fees with respect to the Balanced Portfolio. Waivers related to the Balanced Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on November 11, 2014. The amount of the waiver for the year ended December 31, 2014 was $137,000. If ONI did not agree to waive these fees, the total expenses incurred by the Balanced Portfolio for the year ended December 31, 2014 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, Balanced, Target VIP, Bristol Growth, and Risk Managed Balanced Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (formerly Legg Mason Capital Management, Inc.) (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), First Trust Advisors L.P. (“First Trust”), and AnchorPath Financial, LLC (“AnchorPath”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global) [3]
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Small Cap Growth (Janus)
0.55% of first $150 million
0.45% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Balanced (ICON) [4]
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Target VIP (First Trust)
0.35% of first $500 million
0.25% over $500 million
Risk Managed Balanced (Janus)
0.35% of first $500 million
0.25% over $500 million
Risk Managed Balanced (AnchorPath)
0.20% of first $500 million
0.15% over $500 million

[3]

Effective June 1, 2013, Federated Global agreed to waive sub-advisory fees, with respect to the International Portfolio, at an annualized rate of 0.40% of the Portfolio’s first $200 million of average daily net assets, and 0.35% of the Portfolio’s average daily net assets, thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on May 15, 2014. The amount of the waiver for the year ended December 31, 2014 was $255,705. As sub-advisory fees represent an expense of ONI rather than the Fund, the expenses of the International Portfolio were not directly affected by the sub-advisory fee waiver.

[4]

Effective November 1, 2014, ICON agreed to temporarily waive all sub-advisory fees, with respect to the Balanced Portfolio. The waivers related to the Balanced Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on November 18, 2014. The amount of the waiver for the year ended December 31, 2014 was $137,000. As sub-advisory fees represent an expense of ONI rather than the Fund, the expenses of the Balanced Portfolio were not directly affected by the sub-advisory fee waiver.

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 100% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2014 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2014.

During the year ended December 31, 2014, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2014 was $632,220 of which $36,014 was receivable from ONI at December 31, 2014. This reimbursement is not subject to recoupment in subsequent periods. The total amount noted as “Less expenses reduced or reimbursed by adviser” for this Portfolio on the Statements of Operations also includes a waiver of advisory fees. For the year ended December 31, 2014, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2014 was $50,000. If ONI did not agree to waive these fees, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2014 would have been higher than the net expenses reflected in the Statements of Operations.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2014, the Fund incurred compliance expenses totaling $184,000, which is generally allocated to the Portfolios by equal dollar amounts. The Risk Managed Balanced Portfolio, however, incurred a lesser expense than the other Portfolios of the Fund for the year ended December 31, 2014 due to its shorter period of operation. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $85,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2014, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $379,299.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

(4)	Capital Share Transactions

Capital share transactions for the years ended December 31, 2014 and 2013, respectively, were as follows:

	Equity		Money Market		Bond
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Capital shares issued on sales	9,807,995	515,918	19,218,401	23,585,774	3,030,585	2,809,937
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	50,620	64,139	—	—	—	—
Capital shares redeemed	(1,872,987)	(1,711,261)	(25,127,000)	(23,336,528)	(3,149,736)	(3,976,364)

Net increase/(decrease)	7,985,628	(1,131,204)	(5,908,599)	249,246	(119,151)	(1,166,427)

	Omni		International		Capital Appreciation
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Capital shares issued on sales	127,023	176,693	2,302,342	1,926,632	10,054,175	593,769
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	14,307	17,206	—	—	35,371	18,126
Capital shares redeemed	(344,229)	(425,132)	(2,089,021)	(2,786,945)	(1,217,063)	(1,153,773)

Net increase/(decrease)	(202,899)	(231,233)	213,321	(860,313)	8,872,483	(541,878)

	International Small-Mid Company		Aggressive Growth		Small Cap Growth
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Capital shares issued on sales	451,579	402,135	596,695	782,997	5,798,430	1,619,206
Capital shares issued in mergers	—	—	—	—	—	1,827,307
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(549,074)	(579,882)	(835,040)	(1,116,885)	(2,173,789)	(853,578)

Net increase/(decrease)	(97,495)	(177,747)	(238,345)	(333,888)	3,624,641	2,592,935

	Mid Cap Opportunity		S&P 500® Index		Strategic Value
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Capital shares issued on sales	492,242	627,288	5,393,429	5,465,467	2,994,850	10,435,476
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	—	216,562	190,796	1,295,654	748,162
Capital shares redeemed	(679,451)	(832,398)	(3,957,420)	(3,383,311)	(10,775,289)	(4,995,971)

Net increase/(decrease)	(187,209)	(205,110)	1,652,571	2,272,952	(6,484,785)	6,187,667

	High Income Bond		Capital Growth		Nasdaq-100® Index
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Capital shares issued on sales	2,776,857	3,549,427	416,020	691,020	4,349,282	4,349,341
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	—	—	—	106,128	70,558
Capital shares redeemed	(8,064,822)	(5,196,081)	(584,328)	(475,222)	(3,627,481)	(4,066,393)

Net increase/(decrease)	(5,287,965)	(1,646,654)	(168,308)	215,798	827,929	353,506

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

	Bristol		Bryton Growth		Balanced
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Capital shares issued on sales	885,795	969,452	1,556,041	885,169	33,697,189	8,612,004
Capital shares issued in mergers	—	—	—	—	—	1,724,803
Capital shares issued on reinvested dividends	43,834	59,821	—	—	325,770	93,889
Capital shares redeemed	(2,406,623)	(4,117,944)	(2,185,467)	(3,016,683)	(3,910,873)	(1,500,790)

Net increase/(decrease)	(1,476,994)	(3,088,671)	(629,426)	(2,131,514)	30,112,086	8,929,906

	Target VIP		Bristol Growth		Risk Managed Balanced
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Period from May 1, 2014* to 12/31/14
Capital shares issued on sales	435,011	212,729	703,568	781,980	5,294,469
Capital shares issued in mergers	—	1,982,908	—	—	—
Capital shares issued on reinvested dividends	59,398	15,316	22,849	33,717	—
Capital shares redeemed	(609,589)	(385,906)	(1,488,214)	(2,642,261)	(2,173,736)

Net increase/(decrease)	(115,180)	1,825,047	(761,797)	(1,826,564)	3,120,733

*	Commencement of operations.

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2014 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$385,233,389	$48,698,121	$71,309,539	$159,997,085	$420,916,259
Proceeds from sales	$132,333,292	$30,242,543	$75,794,895	$162,535,432	$138,197,269

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$44,240,626	$20,455,333	$156,468,163	$50,789,899	$73,561,363
Proceeds from sales	$45,727,976	$24,387,474	$73,111,758	$56,377,233	$39,104,628

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol
Cost of purchases	$85,183,605	$92,178,021	$34,056,396	$33,309,527	$554,172,007
Proceeds from sales	$180,865,189	$156,071,568	$41,055,208	$24,843,955	$583,828,937

	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Cost of purchases	$313,691,139	$820,639,375	$41,691,932	$235,644,664	$35,730,222
Proceeds from sales	$327,533,097	$315,857,297	$42,490,939	$248,505,186	$13,291,336

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2014 were as follows:

	Bond	Omni	Balanced	Risk Managed Balanced
Cost of purchases	$11,378,379	$1,698,238	$95,499,668	$13,318,213
Proceeds from sales	$21,177,090	$1,621,414	$56,936,445	$8,891,483

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio wrote call options and purchased put options associated with the S&P 500 Index during the year ended December 31, 2014 . These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in segregated accounts at the Portfolio’s custodian. Such collateral holdings are restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedules of Investments. Written and purchased options are non-income producing securities.

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

The number of option contracts written and the premiums received by the Balanced Portfolio for the year ended December 31, 2014 as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	345	$1,073,788
Options written	4,590	7,635,795
Options exercised	—	—
Options expired	—	—
Options closed	(4,135)	(7,276,795)

Options outstanding, end of period	800	$1,432,788

Transactions involving purchased options by the Balanced Portfolio for the year ended December 31, 2014 were: Cost of purchases: $10,096,509, Proceeds from sales: $5,748,851, Expirations: $166,017.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index during the year ended December 31, 2014 These instruments were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the period from May 1, 2014 to December 31, 2014 were: Cost of purchases: $2,657,820 Proceeds from sales: $470,084, Expirations: $0.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other

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Notes to Financial Statements (Continued)	December 31, 2014

customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At December 31, 2014, there were outstanding futures contracts in the International Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX Nikkei Index 400 Future	March 12, 2015	561	$5,980,940	$6,128,455	$(147,515)	$321

Long	S&P/Toronto Stock Exchange 60 Index Future	March 19, 2015	14	$2,052,401	$1,950,188	$102,213	$(5,891)

				$8,033,341	$8,078,643	$(45,302)	$(5,570)

A portion of the International Portfolio’s cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2014 as collateral for these contracts.

These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the year ended December 31, 2014. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2014. For the year ended December 31, 2014, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were $77.0 million and $72.6 million, respectively.

At December 31, 2014, there were also outstanding futures contracts in the Risk Managed Balanced Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation	Variation Margin Receivable
Long	S&P 500 E-mini Future	March 23, 2015	35	$3,591,700	$3,542,326	$49,374	$—

Long	10-Year U.S. Treasury Note Future	April 1, 2015	152	$19,273,125	$19,179,514	$93,612	$—

				$22,864,825	$22,721,840	$142,986	$—

A portion of Risk Managed Balanced Portfolio’s cash holdings, as noted on the Portfolio’s Schedule of Investments, was pledged at December 31, 2014 as collateral for these contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the period from May 1, 2014 to December 31, 2014. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2014. For the period from May 1, 2014 to December 31, 2014, the notional

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Notes to Financial Statements (Continued)	December 31, 2014

values of futures contracts opened and closed prior to contract settlement date by the Risk Managed Balanced Portfolio were $87.6 million and $64.8 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is

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Notes to Financial Statements (Continued)	December 31, 2014

subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was over-weighted in equity investments within Canada, Norway, Japan, and member states of the European Union and, therefore, executed contracts to sell the Canadian Dollar, Norwegian Krone, Japanese Yen and the Euro in order to mitigate the effect that volatility in those exchanges rates might otherwise have on relative performance.

The Portfolio entered into other foreign currency contracts during the period for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as investment over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the year ended December 31, 2014, the notional value of foreign currency contracts executed by the International Portfolio were approximately $199.3 million for currencies bought and approximately $233.0 million for currencies sold.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended December 31, 2014, were as follows:

Portfolio	Instrument	Primary Risk Type	Value - Asset Derivatives	Value - Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to sell foreign currencies	Currency exchange rate	$50,662,126	$(49,437,628)	(1)

	Futures contracts	Equity price	$8,033,341	$(8,078,643)	(2)

Balanced	Purchased options	Equity price	$2,339,000	$—	(3)

	Written options	Equity price	$—	$(1,023,500)	(4)

Risk Managed Balanced	Purchased options	Equity price	$2,443,795	$—	(3)

	Futures contracts	Equity price	$22,864,825	$(22,721,840)	(2)

(1)	Net unrealized appreciation (depreciation) on foreign currency contacts
(2)	Net unrealized appreciation (depreciation) on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

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Notes to Financial Statements (Continued)	December 31, 2014

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$3,255,092	$444,099	(1	),(2)

	Futures contracts	Equity price	$1,176,714	$(215,832)	(3	),(4)

Balanced	Purchased options	Equity price	$(2,994,913)	$470,355	(5	),(6)

	Written options	Equity price	$(3,299,551)	$1,129,500	(7	),(8)

Risk Managed Balanced	Futures contracts	Equity price	$736,921	$142,986	(3	),(4)

	Purchased options	Equity price	$62,083	$193,976	(5	),(6)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at December 31, 2014, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. At December 31, 2014, there were no outstanding derivative transactions that were subject to netting arrangements.

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Notes to Financial Statements (Continued)	December 31, 2014

(7)	Federal Income Tax Information

At December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$386,033	$—	$386,033	$(47,738,305)	$65,190,932	$17,838,660
Money Market	—	—	—	—	—	—
Bond	5,057,141	—	5,057,141	(10,057,664)	7,162,713	2,162,190
Omni	3,414,759	2,836,013	6,250,772	—	2,823,802	9,074,574
International	5,661,713	—	5,661,713	(66,063,445)	3,962,418	(56,439,314)
Capital Appreciation	37,465	21,377,238	21,414,703	—	35,400,675	56,815,378
International Small-Mid Company	196,497	663,392	859,889	—	11,558,632	12,418,521
Aggressive Growth	757,233	7,625,484	8,382,717	—	7,294,698	15,677,415
Small Cap Growth	6,796,985	8,271,301	15,068,286	—	21,896,731	36,965,017
Mid Cap Opportunity	—	—	—	(908,099)	16,288,164	15,380,065
S&P 500® Index	2,502,607	2,916,947	5,419,554	—	138,497,918	143,917,472
Strategic Value	9,115,067	31,089,467	40,204,534	—	29,204,514	69,409,048
High Income Bond	16,913,403	8,062,933	24,976,336	—	(2,178,021)	22,798,315
Capital Growth	64,168	8,492,117	8,556,285	—	14,710,346	23,266,631
Nasdaq-100® Index	642,404	3,719,174	4,361,578	—	47,607,499	51,969,077
Bristol	25,104,654	19,779,477	44,884,131	—	20,229,886	65,114,017
Bryton Growth	13,803,912	7,047,022	20,850,934	—	10,267,816	31,118,750
Balanced	7,409,393	7,100,698	14,510,091	—	27,725,797	42,235,888
Target VIP	100,128	—	100,128	(6,201,457)	4,507,863	(1,593,466)
Bristol Growth	9,673,590	10,640,279	20,313,869	—	12,665,570	32,979,439
Risk Managed Balanced	1,039,871	527,944	1,567,815	—	620,549	2,188,364

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarliy to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2014 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$47,738,305	$—	$44,720,565	$3,017,740	$—	$—
Bond	10,057,664	534,910	9,522,754	—	—	—
International	66,063,445	271,315	65,792,130	—	—	—
Mid Cap Opportunity	908,099	—	908,099	—	—	—
Target VIP	6,201,457	6,201,457	—	—	—	—

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Notes to Financial Statements (Continued)	December 31, 2014

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2014 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,660,324	$—	$1,660,324
Omni	341,371	—	341,371
Capital Appreciation	1,165,844	—	1,165,844
S&P 500® Index	4,671,250	—	4,671,250
Strategic Value	17,815,244	—	17,815,244
Nasdaq-100® Index	1,151,494	—	1,151,494
Bristol	895,082	—	895,082
Balanced	6,075,617	—	6,075,617
Target VIP	854,149	—	854,149
Bristol Growth	370,603	—	370,603

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2013 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,826,670	$—	$1,826,670
Omni	362,024	—	362,024
Capital Appreciation	545,051	—	545,051
S&P 500® Index	3,617,496	—	3,617,496
Strategic Value	9,524,108	—	9,524,108
Nasdaq-100® Index	631,494	—	631,494
Bristol	1,050,451	—	1,050,451
Balanced	1,674,034	—	1,674,034
Target VIP	201,405	—	201,405
Bristol Growth	476,090	—	476,090

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Notes to Financial Statements (Continued)	December 31, 2014

During the year ended December 31, 2014, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Consent distributions
Paid in capital in excess of par value	$195,315	$—	$5,136,321	$1,439,909	$4,327,327	$2,511,660	$196,447	$4,354,957	$14,770,686	$—
Undistributed net investment income	(195,315)	—	(5,136,321)	(47,856)	(4,327,327)	(38,483)	(196,447)	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(1,392,053)	—	(2,473,177)	—	(4,354,957)	(14,770,686)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	(151,406)
Undistributed net investment income	—	—	—	—	—	—	—	88,136	408,849	151,200
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	(88,136)	(408,849)	206
Foreign currency related reclassifications
Undistributed net investment income	—	—	—	—	2,945,364	(10,132)	(80,682)	(149)	(1,029)	21
Accumulated net realized gain (loss) on investments	—	—	—	—	(2,945,364)	10,132	80,682	149	1,029	(21)
Reclassifications for partnership sales/basis
Undistributed net investment income	—	—	—	—	—	—	—	—	(32,200)	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	32,200	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	(52)	—
Undistributed net investment income	—	—	—	—	—	—	—	—	51	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	1	—

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Notes to Financial Statements (Continued)	December 31, 2014

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Consent distributions
Paid in capital in excess of par value	$3,436,824	$5,416,348	$23,033,792	$5,342,907	$5,443,659	$49,458,063	$38,069,479	$5,188,610	$67,221	$23,554,720	$—
Undistributed net investment income	(584,268)	(1,480,210)	(19,555,535)	—	(93,015)	(89,796)	—	(320,182)	(25,680)	(21,733)	—
Accumulated net realized gain (loss) on investments	(2,852,556)	(3,936,138)	(3,478,257)	(5,342,907)	(5,350,644)	(49,368,267)	(38,069,479)	(4,868,428)	(41,541)	(23,532,987)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	51,425	—	—	—	—	—	—	—
Undistributed net investment income	—	—	—	286,348	—	—	818,246	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(337,773)	—	—	(818,246)	—	—	—	—
Foreign currency related reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	—	(169,864)	—	—	—	—	—	(655)	—	—	(48)
Accumulated net realized gain (loss) on investments	—	169,864	—	—	—	—	—	655	—	—	48
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(93,694)	(229,774)	—	(3,826)	—	—	—	(97,927)	—	—	41
Accumulated net realized gain (loss) on investments	93,694	229,774	—	3,826	—	—	—	97,927	—	—	(41)
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	22,081	—	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(22,081)	—	—	—	—	—	—	—
Reclassifications for partnership sales/basis
Undistributed net investment income	—	—	—	50,144	—	—	—	35,123	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(50,144)	—	—	—	(35,123)	—	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	(14)	—	—	—
Undistributed net investment income	(47)	—	—	—	—	—	—	(1)	—	—	—
Accumulated net realized gain (loss) on investments	47	—	—	—	—	—	—	15	—	—	—

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2014 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	International Small-Mid Company
Gross unrealized:
Appreciation	$78,778,515	$8,120,994	$3,588,848	$14,217,368	$48,133,335	$13,997,906
Depreciation	(13,587,583)	(958,281)	(765,046)	(10,162,461)	(12,731,523)	(2,435,647)

Net unrealized appreciation (depreciation)	$65,190,932	$7,162,713	$2,823,802	$4,054,907	$35,401,812	$11,562,259

Aggregate cost of securities:	$462,193,932	$149,492,402	$34,299,306	$164,471,033	$418,553,488	$56,177,832

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$7,892,370	$28,349,754	$18,521,529	$153,811,215	$39,598,692	$4,883,051
Depreciation	(597,440)	(6,453,023)	(2,233,365)	(15,313,297)	(10,379,826)	(7,061,072)

Net unrealized appreciation (depreciation)	$7,294,930	$21,896,731	$16,288,164	$138,497,918	$29,218,866	$(2,178,021)

Aggregate cost of securities:	$33,198,913	$193,770,914	$70,882,252	$248,261,949	$298,535,294	$227,091,783

	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP
Gross unrealized:
Appreciation	$18,384,172	$49,309,234	$25,948,760	$21,847,548	$53,808,702	$7,821,814
Depreciation	(3,673,826)	(1,701,735)	(5,718,874)	(11,579,732)	(26,082,905)	(3,313,951)

Net unrealized appreciation (depreciation)	$14,710,346	$47,607,499	$20,229,886	$10,267,816	$27,725,797	$4,507,863

Aggregate cost of securities:	$60,824,304	$74,139,566	$210,818,863	$173,005,607	$812,895,799	$50,628,158

	Bristol Growth	Risk Managed Balanced
Gross unrealized:
Appreciation	$15,561,388	$1,443,601
Depreciation	(2,895,818)	(823,052)

Net unrealized appreciation (depreciation)	$12,665,570	$620,549

Aggregate cost of securities:	$112,069,485	$32,456,870

(8)	Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the Target VIP Portfolio in exchange for shares of the Target VIP Portfolio (“the reorganization”).

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2014

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds to the Fund totalled $1,772,400.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess these litigation matters and any offers of settlement.

150

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Ohio National Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, Target VIP Portfolio, Bristol Growth Portfolio and Risk Managed Balanced Portfolio (each a Portfolio and collectively, the Portfolios of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2014, and the related statements of operations for each of the years or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, the results of their operations for each of the years or periods then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 19, 2015

151

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2014
(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on November 20, 2014, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through October 31, 2014, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer funds’ advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with a representative of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio, Nasdaq-100® Index Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

152	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2014

Investment Performance

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended October 31, 2014, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion and all funds identified as being funds of funds. The Morningstar Peer Groups also excluded non-index funds for the S&P 500® Index Portfolio and the Nasdaq-100® Index Portfolio and excluded index funds for all other Portfolios.

In addition, the Board looked at the average net assets for each fund in the respective peer group, and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had net assets equal to the peer group’s average net assets. The Board considered that comparison on an absolute and percentile ranking basis.

For all Portfolios other than those sub-advised by Suffolk, an affiliate of the Adviser, the Board also considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio. In this regard, in those cases where the Sub-Adviser provides sub-advisory services to a similar fund with an unaffiliated investment adviser, the Board reviewed a comparison of the advisory and sub-advisory fees paid by the similar fund to the fees for the Portfolio.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk, the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors then considered a Management Practice, Inc. report on “Mutual Fund Profitability in 2013,” which showed the range of pre-tax profit margins of 16 public company investment advisers in 2013 for their respective fund complexes, as well as the average pre-tax profit margin by type of fund (equity, alternative, fixed income or money market). The Directors noted that the profit margins, with respect to the Portfolios that were profitable to the Adviser, were all within the range of profit margins for the 16 fund complexes (with the exception of the International Portfolio, which the Directors noted was below the average profit margin for equity funds). The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolio Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every Portfolio), so that shareholders in other Portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every Portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Portfolio Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated

153	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2014

Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and concluded, because of the affiliate relationship, that the allocation of the advisory fee between the Adviser and Suffolk was not relevant. Accordingly, the cost of services provided by Suffolk and the profitability to Suffolk of its relationship with the applicable Portfolios were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangements with Suffolk should not be a material factor in the Board’s deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to peer funds. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s net assets increase.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ending October 31, 2014 and the advisory fee and expense data described below is through September 30, 2014 for a Portfolio’s Morningstar peer group.

Equity Portfolio (Adviser – ONI, Sub-Adviser – ClearBridge). The Portfolio outperformed its benchmark index and peer group average for the year-to-date, 1- and 3-year periods, while underperforming its benchmark index and outperforming its peer group average for the 5-year period. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the Portfolio’s expense ratio was slightly above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser – ONI). The Portfolio outperformed its peer group average for the year-to-date 1-, 3- and 5-year periods. The Directors noted that the Portfolio’s advisory fee and expense ratio were well below average relative to its peer group and that the Adviser has a negative profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Bond Portfolio (Adviser – ONI). The Adviser noted that during 2014 Morningstar had changed the peer group for the Portfolio from “Intermediate Term Bond” to “Corporate Bond,” which consists of only 16 funds, and indicated its belief that the 140 fund “Intermediate Term Bond” peer group used in previous years was more appropriate because of its larger size and comparable duration to that of the Portfolio. The Adviser pointed out that the Portfolio’s underperformance as to its benchmark index and the “Corporate Bond” peer group average for the year-to-date, 1-, 3- and 5- year periods would be expected in the market environment over the relevant periods, because of its shorter duration. The Adviser also provided comparative performance information for the “Intermediate Term Bond” peer group, noting that the Portfolio had outperformed that peer group average over the year-to-date, 1-, 3- and 5- year periods. The Directors concluded that the “Intermediate Term Bond” peer group was more appropriate for consideration of performance, based on the Adviser’s explanation. The Directors also noted that, although the Portfolio’s advisory fee was above the peer group average for both peer groups, the Portfolio’s expense ratio was below each peer group’s average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Omni Portfolio outperformed its benchmark index for the year-to-date, 1- and 3-year periods and its peer group average for the year-to-date, 1-, 3- and 5-year periods, while underperforming the benchmark index for the 5-year period. The Adviser pointed out that the Portfolio had performed in the top 3 percent of its peer group for the year-to-date, 1- and 3-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The International Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Adviser pointed out that this underperformance primarily relates to recent periods (2013 and 2014), noting that the Portfolio was in the top 8% of its peer group for 5-year performance through October 31, 2013. The Adviser explained that the Sub-Adviser does not follow benchmark country weightings and that the Portfolio’s recent performance has been hurt by its overweighting of positions in Germany and Austria, among other countries. The Adviser noted that the Portfolio remains on the

154	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2014

watchlist and emphasized that the Sub-Adviser is reexamining its model for managing the Portfolio and working to turn performance around. The Directors indicated that they were more focused on the longer term and that they believed it was appropriate to give the Sub-Adviser time to see if its efforts to turn performance around will work. The Adviser indicated that it would monitor performance closely to determine whether the changes made by the Sub-Adviser are effective, going forward. The Board noted that while the Portfolio’s advisory fee was above the peer group average, its expense ratio had been at the group average when considered last year and was significantly below the peer group average for the period ended September 30, 2014 due to an extraordinary fee waiver. Overall, the Board concluded that the Portfolio’s long term performance was adequate and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods and its peer group average for the year-to-date and 1-year periods, but outperformed its peer group average for the 3- and 5-year periods. The Adviser pointed out that the Portfolio has a significant investment in small and mid cap stocks, in addition to large cap stocks, and would be expected to underperform the large cap-only benchmark in the market environments over the relevant periods. The Board noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the expense ratio was only slightly above average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Small-Mid Company Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Portfolio outperformed its benchmark index for the 3- and 5-year periods, while underperforming its peer group average for the 3-year and 5-year periods and both the benchmark index and its peer group average for the year-to-date and 1-year periods. The Adviser pointed out that this underperformance primarily relates to recent periods (the first and second quarters of 2014), noting that the Portfolio outperformed its benchmark index for the longer periods and that it had outperformed its peer group average since the end of the second quarter of 2014. The Adviser indicated that the Sub-Adviser had made changes to is model for managing the portfolio and that the performance seemed to be starting to turn around. The Adviser added that the Portfolio remains on the watchlist and indicated that it would monitor performance closely to determine whether the changes made by the Sub-Adviser are effective, going forward, The Board noted that the Portfolio’s advisory fee was slightly below the peer group average and the expense ratio was below average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Aggressive Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Adviser pointed out, however, that the Portfolio’s performance had begun to rebound in the third quarter of 2014. The Board noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee and expense ratio were still within the range of the Portfolio’s peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio outperformed its benchmark and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were each equal to the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-Adviser – Goldman Sachs). The Board noted that the Portfolio outperformed its peer group average over the year-to-date, 1-, 3- and 5-year periods and outperformed its benchmark index for the year-to-date and 3-year periods, while underperforming the benchmark index for the 1-year and 5-year periods. The Board also noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the S&P 500® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that, while the advisory fee was above the peer group average, the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was lower than the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Portfolio underperformed its benchmark index and its peer group average for the 3-year and 5-year periods and underperformed its benchmark index over the 1-year period, but outperformed its peer group average for the year-to-date and 1-year periods and outperformed its benchmark index for the year-to-date period. The Adviser pointed out that there is no good benchmark or peer group for this Portfolio, and that the benchmark and peer groups are not good indicators of how the Portfolio is performing. Instead, the Adviser said that the focus should be on whether the Portfolio is delivering dividend yield, while maintaining an adequate total return, which it has been doing. The Directors noted that the Portfolio’s advisory fee was above average for the peer group, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

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Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2014

High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, while outperforming its peer group average for the year-to-date, 1-, 3- and 5-year periods. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Growth Portfolio (Adviser – ONI, Sub-Adviser – Eagle). The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Adviser indicated that the Portfolio remains on its watchlist. After a lengthy discussion, the Adviser agreed to closely monitor the performance of the Portfolio and proposed that the agreement with the Sub-Adviser should be renewed only through May 31, 2015. The Directors noted that although the advisory fee was above average for the peer group, the expense ratio was below average. Based upon its review, the Board concluded that approval of the continuation of the sub-advisory agreement only through May 31, 2015 was appropriate in order to address performance, and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the Nasdaq-100® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was significantly below the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its benchmark index for the year-to-date and 1-year periods and its peer group average for the year-to-date, 1- and 3-year periods, while the Portfolio underperformed its benchmark index for the 3- and 5-year periods and its peer group average for the 5-year period. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, and underperformed its benchmark index and peer group average for the 3- and 5-year periods. The Directors noted that although the Portfolio’s advisory fee was slightly above the peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods and its peer group average for the year-to-date, 1- and 5-year periods, while outperforming its peer group average for the 3-year period. The Adviser pointed out that relative underperformance during strong upward trending markets is to be expected of the Portfolio due to its hedging strategy. The Directors noted that the Portfolio’s advisory fee was equal to the peer group average and that its expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (Adviser – ONI, Sub-Adviser – First Trust). The Portfolio outperformed its peer group average for the 3-year period, and underperformed its benchmark index and peer group average for the year-to-date, 1-year and 5-year periods and underperformed its benchmark index for the 3-year period. The Portfolio’s advisory fee and expense ratio were below its peer group average. Overall, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its benchmark index for the 1-year period and its peer group average for the year-to-date and 1-year periods, but underperformed its benchmark index and peer group average for the 3- and 5-year periods and its benchmark index for the year-to-date period. The Directors considered that, although the Portfolio’s advisory fee was above its peer group average, its expense ratio was slightly below its peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement for each Portfolio.

156	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2014

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2014 and held through December 31, 2014.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2014	Ending Investment Value 12/31/2014	Expense Paid During Period* 7/1/2014 – 12/31/2014	Expense Ratio During Period 7/1/2014 – 12/31/2014 (Annualized)
Equity	$1,000.00	$1,021.07	$4.18	0.82%
Money Market	1,000.00	$1,024.95	$0.26	0.05%
Bond	1,000.00	$1,021.98	$3.26	0.64%
Omni	1,000.00	$1,021.32	$3.92	0.77%
International	1,000.00	$1,020.11	$5.14	1.01%
Capital Appreciation	1,000.00	$1,021.07	$4.18	0.82%
Company	1,000.00	$1,019.21	$6.06	1.19%
Aggressive Growth	1,000.00	$1,020.52	$4.74	0.93%
Small Cap Growth	1,000.00	$1,020.82	$4.43	0.87%
Mid Cap Opportunity	1,000.00	$1,020.47	$4.79	0.94%
S&P 500® Index	1,000.00	$1,023.09	$2.14	0.42%
Strategic Value	1,000.00	$1,021.27	$3.97	0.78%
High Income Bond	1,000.00	$1,021.32	$3.92	0.77%
Capital Growth	1,000.00	$1,020.16	$5.09	1.00%
Nasdaq-100® Index	1,000.00	$1,022.84	$2.40	0.47%
Bristol	1,000.00	$1,021.17	$4.08	0.80%
Bryton Growth	1,000.00	$1,020.82	$4.43	0.87%
Balanced	1,000.00	$1,022.13	$3.11	0.61%
Target VIP	1,000.00	$1,021.42	$3.82	0.75%
Bristol Growth	1,000.00	$1,020.92	$4.33	0.85%
Risk Managed Balanced	1,000.00	$1,051.50	$7.19	1.39%

157	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2014

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2014	Ending Investment Value 12/31/2014	Expense Paid During Period* 7/1/2014 – 12/31/2014	Expense Ratio During Period 7/1/2014 – 12/31/2014 (Annualized)
Equity	$1,000.00	$1,059.90	$4.26	0.82%
Money Market	1,000.00	$1,000.00	$0.25	0.05%
Bond	1,000.00	$1,013.60	$3.25	0.64%
Omni	1,000.00	$1,049.30	$3.98	0.77%
International	1,000.00	$890.70	$4.81	1.01%
Capital Appreciation	1,000.00	$987.20	$4.11	0.82%
International Small-Mid Company	1,000.00	$925.30	$5.77	1.19%
Aggressive Growth	1,000.00	$1,092.50	$4.91	0.93%
Small Cap Growth	1,000.00	$1,076.90	$4.55	0.87%
Mid Cap Opportunity	1,000.00	$1,062.40	$4.89	0.94%
S&P 500® Index	1,000.00	$1,058.80	$2.18	0.42%
Strategic Value	1,000.00	$993.60	$3.92	0.78%
High Income Bond	1,000.00	$981.90	$3.85	0.77%
Capital Growth	1,000.00	$1,008.60	$5.06	1.00%
Nasdaq-100® Index	1,000.00	$1,104.10	$2.49	0.47%
Bristol	1,000.00	$1,060.00	$4.15	0.80%
Bryton Growth	1,000.00	$1,002.40	$4.39	0.87%
Balanced	1,000.00	$1,010.60	$3.09	0.61%
Target VIP	1,000.00	$1,006.10	$3.79	0.75%
Bristol Growth	1,000.00	$1,054.90	$4.40	0.85%
Risk Managed Balanced	1,000.00	$1,018,20	$7.07	1.39%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2014, and ordinary income consent dividends that were incurred for the 2014 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Money Market	0.00%
Bond	0.00%
Omni	8.16%
International	0.00%
Capital Appreciation	100.00%
International Small-Mid Company	0.00%
Aggressive Growth	0.00%
Small Cap Growth	10.36%
Mid Cap Opportunity	0.00%
S&P 500® Index	88.32%

Strategic Value	37.15%
High Income Bond	0.00%
Capital Growth	0.00%
Nasdaq-100® Index	95.70%
Bristol	9.51%
Bryton Growth	3.98%
Balanced	26.37%
Target VIP	63.59%
Bristol Growth	13.04%
Risk Managed Balanced	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2014:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
International	$523,369	$0.0377	100.00%
International Small-Mid Company	$60,081	$0.0244	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

158	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2014

Name and Address	Age	Position(s) with the Fund	Term of Office and Legth of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	72	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	21	Professor Emeritus, Finance: University of Cincinnati (January 2014 to present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012 to present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

John I. Von Lehman One Financial Way Cincinnati, Ohio	62	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	21	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee Member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	60	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	21	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc. (2004-present).
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	75	Chairman and Director	Indefinite; Since July 1997	21	Insurance industry consultant (April 2010 to present), Director: NSLA; President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010), Director: ONI and various affiliated companies (1997-2010), Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	55	President	Indefinite; Since March 2000	21	Vice Chairman and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	61	Vice President	Indefinite; Since February 1998	21	Vice Chairman and Chief Distribution Officer: ONLIC; Director and Vice President – Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

R. Todd Brockman One Financial Way Cincinnati, Ohio	46	Treasurer	Indefinite; Since August 2004	21	Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	40	Secretary	Indefinite; Since March 2005	21	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Julie T. Thomas One Financial Way Cincinnati, Ohio	52	Chief Compliance Officer	Indefinite; Since June 2013	21	Second Vice President: ONLIC; Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	42	Assistant Treasurer	Indefinite; Since March 2005	21	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

159	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	December 31, 2014

Name and Address	Age	Position(s) with the Fund	Term of Office and Legth of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years

Emily Bae One Financial Way Cincinnati, Ohio	29	Assistant Secretary	Indefinite; Since May 2013	21	Assistant Secretary: ONI; Assistant Counsel: ONLIC. Prior to May 2013, was Counsel with Goodyear Tire & Rubber Company.

160

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1320 Rev. 2-15

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I. Von Lehman. Mr. Von Lehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios for the year ended.

Fiscal year ended December 31, 2014: $267,750

Fiscal year ended December 31, 2013: $248,333

Consent on N-1A Annual Registration Statement filed with the SEC.

Fiscal year ended December 31, 2014: $5,000

Fiscal year ended December 31, 2013: $5,000

Merger related audit testwork.

Fiscal year ended December 31, 2013: $5,000

(b)	Audit-Related Fees.

Consent on N-14 Filing filed with the SEC.

Fiscal year ended December 31, 2013: $6,000

Professional services rendered in connection with the consent on the Fund’s N-14 merger filing (paid by the Fund’s adviser (ONI)

(c)	Tax Fees.	None.

(d)	All Other Fees.	None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2013 and 2012, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee chairman, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no other non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 6, 2015

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
March 6, 2015